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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

DIVERSIFIED RESTAURANT HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Diversified Restaurant Holdings, Inc. common stock, par value $.0001 per share.
(2)	Aggregate number of securities to which transaction applies:
The maximum number of shares of common stock to which this transaction applies is estimated to be 33,331,311 which consists of (a) 33,324,160 shares of common stock outstanding (including restricted shares); and (b) 7,151 shares elected to be purchased under the Diversified Restaurant Holdings, Inc. Employee Stock Purchase Plan.
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
In accordance with Exchange Act Rule 0-11(c), the filing fee of $4,542.72 as determined by multiplying .00012980 by the aggregate merger consideration of $34,997,876. The aggregate merger consideration was calculated based on the sum of (a) the product of 33,324,160 shares of common stock outstanding (including restricted shares) and the per share merger consideration of $1.05; and (b) the product of 7,151 shares elected to be purchased under the Diversified Restaurant Holdings, Inc. Employee Stock Purchase Plan and the per share merger consideration of $1.05.
	(4)	Proposed maximum aggregate value of transaction: $34,997,876
	(5)	Total fee paid: $4,542.72
☒	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

DIVERSIFIED RESTAURANT HOLDINGS, INC.
5750 New King Drive, Suite 320
Troy, Michigan 48098-2634

November 25, 2019

To our Stockholders:

        You are cordially invited to attend the upcoming annual meeting of stockholders of Diversified Restaurant Holdings, Inc. (which we refer to herein and in the accompanying proxy statement as "Diversified" or the "Company") to be held on December 19, 2019, beginning at 10:00 a.m. local time at 5750 New King Drive, Suite 320, Troy, Michigan 48098-2634.

        As Diversified previously announced, on November 6, 2019, Diversified, Patton Wings Intermediate Holdings, LLC (which we refer to herein and in the accompanying proxy statement as "Parent") and Golden Merger Sub, Inc., a direct wholly owned subsidiary of Parent (which we refer to herein and in the accompanying proxy statement as "Merger Sub"), entered into an Agreement and Plan of Merger that provides for the acquisition of Diversified by Parent (such agreement, as it may be amended from time to time, is referred to herein and in the accompanying proxy statement as the "merger agreement"). Upon the terms and subject to the conditions of the merger agreement, Merger Sub will merge with and into Diversified (which we refer to herein and in the accompanying proxy statement as the "merger"), with Diversified surviving the merger as a direct wholly owned subsidiary of Parent. If the merger agreement is adopted and the merger is completed, each share of our common stock (other than certain shares specified in the merger agreement) will be converted into the right to receive $1.05 per share in cash (which we refer to herein and in the accompanying proxy statement as the "per share merger consideration"), without interest and subject to required withholding taxes, representing a premium of approximately 111% over the 30-day volume-weighted average share price of our common stock.

        A special committee comprised of independent directors of Diversified (which we refer to herein and in the accompanying proxy statement as the "special committee") monitored the negotiation of, and carefully reviewed and considered the terms and conditions of, the merger agreement and the transactions contemplated by the merger agreement. The special committee has unanimously determined that the merger agreement and the transactions contemplated thereby, including the merger, are advisable and fair to and in the best interests of Diversified and its stockholders. The special committee also recommended that the Diversified Board of Directors (which we refer to herein and in the accompanying proxy statement as the "Diversified board of directors", the "board", or "our board") approve and declare the advisability of the merger agreement and the transactions contemplated by the merger agreement and recommends that our stockholders adopt the merger agreement. Our board has unanimously determined that the merger, the terms of the merger agreement and the other transactions contemplated by the merger agreement are advisable, fair to, and in the best interests of, Diversified and its stockholders and approved and declared advisable the merger agreement, the merger and the other transactions contemplated by the merger agreement. Our board made its determination based in part on the unanimous recommendation of the special committee and after consultation with independent legal and financial advisors, and, in part, after consideration of a number of other material factors as described in the accompanying proxy statement.

        At the annual meeting, you will be asked to adopt the merger agreement, to vote on the election of Diversified directors and to vote on other merger-related and annual-meeting matters. The board unanimously recommends (after having received the unanimous recommendation of the special committee) that Diversified stockholders vote "FOR" the adoption of the merger agreement and "FOR" each of the other proposals described in the accompanying proxy statement.

        In connection with the merger agreement, on November 6, 2019, T. Michael Ansley, a Diversified director, Executive Chairman of the board, Acting President and Chief Executive Officer, and Jason T. Curtis, Chief Operating Officer, each entered into a voting agreement with Parent (which we refer to herein and in the accompanying proxy statement as the "voting agreements") pursuant to which Mr. Ansley and Mr. Curtis agreed, among other things, to vote their shares of Diversified common stock in favor of the proposal to approve the merger agreement. The terms of the voting agreements are described in more detail under the section entitled "Proposal 1: The Merger—The Voting Agreements" beginning on page 77 of the accompanying proxy statement.

        In considering the recommendation of the board with regards to the merger proposal, you should be aware that certain directors and executive officers of Diversified will have interests in the merger that may be different from, or in addition to, the interests of Diversified stockholders generally. See the section entitled "Proposal 1: The Merger—Interests of the Company's Directors and Executive Officers in the Merger" of the accompanying proxy statement.

        Your vote is very important.    The merger cannot be completed without the adoption of the merger agreement by the affirmative vote of the holders of a majority of the shares of Diversified common stock outstanding and entitled to vote at the annual meeting. If you do not vote, that will have the effect of a vote against the merger agreement. It is important that your shares of Diversified common stock be represented and voted regardless of the size of your holdings. Whether or not you plan to attend the annual meeting, Diversified urges you to submit a proxy in advance of the annual meeting to have your shares voted by using one of the methods described in the accompanying proxy statement.

        More information about the annual meeting, the merger and the other proposals for consideration at the annual meeting is contained in the accompanying proxy statement.

        If you have any questions or need assistance in voting your shares, please contact our proxy solicitor, Equiniti Services Company, toll free at (833) 503-4123.

On behalf of the Diversified board of directors, thank you for your continued support.

Sincerely,

T. Michael Ansley
Executive Chairman of the Board,
Acting President and Chief Executive Officer

        Neither the U.S. Securities and Exchange Commission, nor any state securities regulatory agency has approved or disapproved the merger, passed upon the merits or fairness of the merger, the merger agreement or the other transactions contemplated thereby, or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

        The accompanying proxy statement is dated November 25, 2019 and is first being mailed to stockholders on or about November 25, 2019.

DIVERSIFIED RESTAURANT HOLDINGS, INC
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To our Stockholders:

        The 2019 annual meeting of stockholders of Diversified Restaurant Holdings, Inc. will be held on December 19, 2019, beginning at 10:00 a.m. local time at 5750 New King Road, Suite 320, Troy, Michigan 48098-2634 to consider and vote upon the following proposals:

Proposal 1.	To adopt the Agreement and Plan of Merger, dated as of November 6, 2019, by and among Diversified, Parent and Merger Sub;
Proposal 2.
To approve the adjournment of the annual meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the annual meeting to approve the merger proposal or in the absence of a quorum;
Proposal 3.
To consider and vote upon a proposal to approve, by non-binding advisory vote, the compensation payments that will or may be paid by Diversified to certain named executive officers in connection with the merger contemplated by the merger agreement;
Proposal 4.	To elect a slate of six directors for terms that expire at the 2020 annual meeting of stockholders;
Proposal 5.	To hold an advisory non-binding vote to approve the compensation of our named executive officers disclosed in this proxy statement;
Proposal 6.	To hold an advisory non-binding vote on the frequency of the advisory votes on the compensation of Diversified's named executive officers (once every year, every two years or every three years);
Proposal 7.	To ratify the appointment of BDO USA, LLP as Diversified's independent registered public accounting firm for the current fiscal year; and

any other business that may properly come before the meeting and any adjournment or postponement thereof.

        The accompanying proxy statement further describes the matters to be considered at the annual meeting. A copy of the merger agreement has been included as Annex A to the accompanying proxy statement.

        Only stockholders of record as of the close of business on November 20, 2019 are entitled to notice of, and to vote at, the annual meeting. All stockholders of record as of that date are cordially invited to attend the annual meeting in person. Attendance at the annual meeting will be limited to Diversified stockholders as of the close of business on the record date or their authorized representatives, as more fully described under the section entitled "The Annual Meeting" of the accompanying proxy statement. If you wish to attend the annual meeting in person, please write the Secretary, Diversified Restaurant Holdings, Inc., 5750 New King Drive, Suite 320, Troy, Michigan 48098-2634 or call (833) 374-7282.

        Please vote your shares.    If you are a stockholder of record, you may vote in the following ways:

	By Telephone	By Internet	By Mail	In Person
We encourage stockholders to vote promptly. If you fail to vote with respect to Proposal 1 the effect will be the same as a vote "AGAINST" such proposal.	In the United States or Canada you can vote by calling (800) 652-8683.	You can vote online at www.envisionreports.com/SAUC.	You can vote by mail by marking, dating and signing your proxy card and returning it in the postage-paid envelope.	You can vote in person at the annual meeting. Please refer to the section of the accompanying proxy statement entitled "Questions and Answers About the Annual Meeting" for further information regarding attending the annual meeting. If you wish to attend the annual meeting in person, please write to the Secretary, Diversified Restaurant Holdings, Inc. at 5750 New King Drive, Troy, Michigan 48098-2634 or call (833) 374-7282.

        If your shares of common stock are held by a broker, bank or other nominee on your behalf in "street name," your broker, bank or other nominee will send you instructions as to how to provide voting instructions for your shares. Many brokerage firms and banks have a process for their customers to provide voting instructions by telephone or via the Internet, in addition to providing voting instructions by a voting instruction form.

        A special committee comprised of independent directors of Diversified monitored the negotiation of, and carefully reviewed and considered the terms and conditions of, the merger agreement and the transactions contemplated by the merger agreement. The special committee has unanimously determined that the merger agreement and the transactions contemplated thereby, including the merger, are advisable and fair to and in the best interest of Diversified and its stockholders. The special committee also recommended that the Diversified Board of Directors approve and declare the advisability of the merger agreement and the transactions contemplated by the merger agreement and recommends that our stockholders adopt the merger agreement. The board has unanimously determined that the merger is advisable, fair to, and in the best interests of, Diversified and its stockholders, and unanimously approved and adopted the merger agreement, the merger and the other transactions contemplated by the merger agreement. The board unanimously recommends that Diversified's stockholders vote "FOR" Proposal 1 to adopt the merger agreement. The board also unanimously recommends that Diversified stockholders vote "FOR" each of the following: Proposal 2 to approve the adjournment of the annual meeting, if necessary or appropriate, including to solicit additional proxies or in the absence of a quorum; Proposal 3 to consider and vote upon a proposal to approve, by non-binding advisory vote, the compensation payments that will or may be paid by Diversified to certain named executive officers in connection with the merger contemplated by the merger agreement; Proposal 4 to elect each of the six director nominees for terms that expire at the 2020 Annual Meeting of stockholders; Proposal 5 to approve on an advisory (non-binding) basis, the compensation of our named executive officers disclosed in the accompanying proxy statement; Proposal 6 to approve on an advisory (non-binding) basis, the frequency of one year for the advisory vote on compensation of our named executive officers; stockholders are given the choice of once every year, two years or three years; and Proposal 7 to ratify the appointment of BDO USA, as Diversified's independent registered public accounting firm for the current fiscal year.

        In connection with the merger agreement, on November 6, 2019, T. Michael Ansley, a Diversified director, Executive Chairman of the board, Acting President and Chief Executive Officer, and Jason T. Curtis, Chief Operating Officer, each entered into a voting agreement with Parent (which we refer to in this proxy statement as the "voting agreements") pursuant to which Mr. Ansley and Mr. Curtis each agreed, among other things, to vote their shares of Diversified common stock in favor of the proposal to approve the merger agreement. The terms of the voting agreements are described in more detail under the section entitled "Proposal 1: The Merger—The Voting Agreements" beginning on page 77 of the accompanying proxy statement.

        In considering the recommendation of the board with regards to Proposal 1, you should be aware that certain directors and executive officers of Diversified will have interests in the merger that may be different from, or in addition to, the interests of Diversified stockholders generally. See the section entitled "Proposal 1: The Merger—Interests of the Company's Directors and Executive Officers in the Merger" of the accompanying proxy statement.

        Your vote is important, regardless of the number of shares of common stock you own.    We cannot complete the merger unless Diversified stockholders adopt the merger agreement by the affirmative vote of the holders of a majority of the shares of common stock outstanding and entitled to vote at the annual meeting. Your failure to vote in person or by proxy, or to instruct your broker, bank or other nominee on how to vote, would have the same effect as a vote "AGAINST" Proposal 1. However, such failure to vote would not impact the approval of any of the other proposals listed in this proxy statement.

        Pursuant to Nevada Revised Statues (referred to herein and in the accompanying proxy statement as "NRS") 92A.390, dissenters' rights are not applicable to the merger agreement or the transactions contemplated thereby, including the merger. See the section entitled "Proposal 1: The Merger—No Dissenters' Rights" of the accompanying proxy statement

        You may revoke your proxy at any time before the vote at the annual meeting by following the procedures outlined in the accompanying proxy statement.

        Only holders of record of Diversified common stock as of the close of business on November 20, 2019, the record date for the annual meeting, are entitled to receive notice of and to vote at the annual meeting.

        Before voting your shares, we urge you to, and you should, read the entire proxy statement carefully, including its annexes and the documents incorporated by reference in the proxy statement.

        WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN, AS PROMPTLY AS POSSIBLE, THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PREPAID REPLY ENVELOPE, OR SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET. IF YOU ATTEND THE ANNUAL MEETING AND VOTE IN PERSON, YOUR VOTE BY BALLOT WILL REVOKE ANY PROXY PREVIOUSLY SUBMITTED.

By order of the Board of Directors,

T. Michael Ansley Executive Chairman of the Board, Acting President and Chief Executive Officer Troy, Michigan November 25, 2019

i

ii

iii

SUMMARY

        This summary highlights selected information contained in this proxy statement, including with respect to the merger agreement and the merger. We encourage you to, and you should, read carefully this entire proxy statement, its annexes and the documents referred to or incorporated by reference in this proxy statement, as this summary may not contain all of the information that may be important to you in determining how to vote. We have included page references to direct you to a more complete description of the topics presented in this summary. You may obtain the information incorporated by reference into this proxy statement without charge by following the instructions under the section of this proxy statement entitled "Where You Can Find Additional Information."

The Companies (page 25)

Diversified Restaurant Holdings, Inc.

        Diversified Restaurant Holdings, Inc., referred to in this proxy statement as "Diversified," the "Company," "we," "our" or "us," is a Nevada corporation. Diversified (NASDAQ: SAUC) is a restaurant company operating a single concept, Buffalo Wild Wings® ("BWW"). As one of the largest franchisees of BWW, we provide a unique guest experience in a casual and inviting environment. We were incorporated in 2006 and are headquartered in the Detroit metropolitan area. As of October 31, 2019, we owned 64 restaurants in Florida, Illinois, Indiana, Michigan and Missouri, including the nation's largest BWW, based on square footage, in downtown Detroit, Michigan.

        Additional information about Diversified is contained in its public filings, certain of which are incorporated by reference herein. See the sections of this proxy statement entitled "Where You Can Find Additional Information" and "The Companies—Diversified Restaurant Holdings, Inc."

Patton Wings Intermediate Holdings, LLC

        Patton Wings Intermediate Holdings, LLC (referred to in this proxy statement as "Parent") is a Delaware limited liability company and, through its subsidiaries, owns 42 BWW restaurants, primarily in Michigan, with additional locations in Massachusetts and Louisiana. Parent acquired ownership of these BWW restaurants through its October 2019 investment in the business of JK&T Wings, Inc. and certain of its affiliates (referred to in this proxy statement as "JK&T Wings"). Parent is affiliated with ICV Partners, LLC (referred to in this proxy statement as "ICV"), a leading private investment firm that supports strong lower middle market companies. See the section of this proxy statement entitled "The Companies—Patton Wings Intermediate Holdings, LLC."

Golden Merger Sub, Inc.

        Golden Merger Sub, Inc. (referred to in this proxy statement as "Merger Sub") is a Nevada corporation and a direct wholly owned subsidiary of Parent that will function as the merger subsidiary in the merger. Merger Sub was formed solely for the purpose of entering into the merger agreement and consummating the transactions contemplated by the merger agreement. Merger Sub has not carried on any activities on or prior to the date of this proxy statement, except for activities incidental to its formation and activities undertaken in connection with Parent's acquisition of the Company. Upon the completion of the merger, Merger Sub will merge with and into the Company and Merger Sub will cease to exist. See the section of this proxy statement entitled "The Companies—Golden Merger Sub, Inc."

The Annual Meeting (page 26)

Date, Time and Place of the Annual Meeting

        The annual meeting of stockholders of Diversified (referred to in this proxy statement as the "annual meeting") will be held on December 19, 2019 at 10:00 a.m. local time, at 5750 New King Drive, Suite 320, Troy, Michigan 48098-2634.

Purposes of the Annual Meeting

        At the annual meeting, Diversified stockholders will be asked to consider and vote on the following proposals, and may be asked to vote on any other business that may properly come before the annual meeting and any adjournment or postponement thereof:

  •
  Proposal 1:  To adopt the Agreement and Plan of Merger, dated as of November 6, 2019, by and among Diversified, Parent and Merger Sub (we refer to this agreement in this proxy statement as the "merger agreement" and to this proposal in this proxy statement as the "merger proposal");

  •
  Proposal 2:  To approve the adjournment of the annual meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the annual meeting to approve the merger proposal or in the absence of a quorum;

  •
  Proposal 3:  To consider and vote upon a proposal to approve, by non-binding advisory vote, the compensation payments that will or may be paid by Diversified to certain named executive officers in connection with the merger contemplated by the merger agreement;

  •
  Proposal 4:  To elect a slate of six directors to the Diversified board of directors (referred to in this proxy statement as the "Diversified board of directors", the "board", or "our board") for terms that expire at the 2020 Annual Meeting of stockholders;

  •
  Proposal 5:  To hold an advisory (non-binding) vote to approve the compensation of Diversified's named executive officers;

  •
  Proposal 6:  To hold an advisory (non-binding) vote on the frequency of the advisory votes on the compensation of Diversified's named executive officers (once every year, every two years or every three years); and

  •
  Proposal 7:  To ratify the appointment of BDO USA, LLP as Diversified's independent registered public accounting firm for the current fiscal year.

        Our stockholders must adopt the merger agreement for the merger to occur. If our stockholders fail to approve Proposal 1 to adopt the merger agreement, the merger will not occur. The approval of Proposals 2-7 is not a condition to the completion of the merger. See the sections of this proxy statement entitled "The Annual Meeting" and "The Merger Agreement."

        We do not expect that any matters other than the proposals set forth above will be brought before the annual meeting. If, however, such a matter is properly presented at the annual meeting or any adjournment or postponement thereof, the persons appointed as proxies will have discretionary authority to vote the shares represented by duly executed proxies.

Record Date, Notice and Quorum

        The holders of record of Diversified common stock as of the close of business on November 20, 2019, the record date for the annual meeting, are entitled to receive notice of and to vote at the annual meeting. At the close of business on the record date, 33,324,160 shares of Diversified common stock were outstanding and entitled to vote at the annual meeting.

        The presence in person or by proxy of the holders of record of one third of the shares of common stock entitled to vote at the annual meeting is necessary to constitute a quorum for the transaction of business at the annual meeting. A quorum is necessary to transact business at the annual meeting. Once a share is represented at the annual meeting, it will be counted for purposes of determining whether a quorum is present at the annual meeting. If a quorum is not present at the annual meeting, we expect that the annual meeting will be adjourned to a later date. If a new record date is set for an adjourned annual meeting, a new quorum will have to be established. Abstentions and broker "non-votes" are counted as present and entitled to vote for the purpose of establishing a quorum.

Required Vote

        The votes required for each proposal are as follows:

  •
  Proposal 1: The Merger.  The affirmative vote of the holders of a majority of the shares of common stock outstanding and entitled to vote on such matter at the annual meeting is required to approve the merger proposal.

  •
  Proposal 2: Vote on Adjournment.  The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on such matter at the annual meeting is required to approve the adjournment of the annual meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to adopt the merger agreement.

  •
  Proposal 3. Advisory Vote on Executive Officer Merger-Related Compensation.  The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on such matter at the annual meeting is required to approve, on an advisory (non-binding) basis, the merger-related compensation of Diversified's named executive officers.

  •
  Proposal 4: Election of Directors.  A nominee for director shall be elected if a majority of the votes present in person or represented by proxy at the annual meeting and entitled to vote are cast in favor of such nominee; provided however, that if the number of nominees for director exceeds six, the affirmative vote of a plurality of the votes cast at the annual meeting is required for nominees to be elected as directors, meaning the six directors receiving the highest number of votes will be elected.

  •
  Proposal 5: Advisory Vote on Executive Compensation.  The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on such matter at the annual meeting is required to approve, on an advisory (non-binding) basis, the compensation of Diversified's named executive officers.

  •
  Proposal 6—Advisory Vote on Frequency of the Advisory Vote on Executive Compensation.  The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on such matter at the annual meeting is required to approve, on an advisory (non-binding) basis, the frequency of the advisory vote on executive compensation.

  •
  Proposal 7: Ratification of Independent Registered Public Accounting Firm.  The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on such matter at the annual meeting is required to ratify the appointment of Diversified's independent public accountant.

        In addition, approval of any other proposal to be voted upon at the annual meeting requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on such matter at the annual meeting.

        Each share of common stock outstanding at the close of business on the record date is entitled to one vote on each of the proposals to be considered at the annual meeting.

        An abstention or failure to vote will have the following effect:

  •
  An abstention with respect to the merger proposal (Proposal 1), or a failure to vote your shares of common stock (including a failure to instruct your broker, bank or other nominee to vote shares held on your behalf), will have the same effect as a vote "AGAINST" such proposal.

  •
  An abstention with respect to any of the other proposals listed in this proxy statement (Proposals 2-7) or failure to return your proxy card or otherwise vote your shares of common stock (including a failure of your broker, bank or other nominee to vote shares held on your behalf) will not be counted as shares voted on these matters, assuming a quorum is present.

        Pursuant to the voting agreements, T. Michael Ansley, a Diversified director, Executive Chairman of the board, Acting President and Chief Executive Officer, and Jason T. Curtis, Chief Operating Officer, each have agreed, among other things, to vote their shares of Diversified common stock in favor of the proposal to approve the merger agreement. As of the date of the merger agreement, Mr. Ansley and Mr. Curtis collectively owned approximately 33.7% of Diversified's outstanding common stock. The other Company directors and executive officers have informed us that they intend to vote their shares of Diversified's common stock in favor of the merger proposal and the other proposals to be considered at the annual meeting, although they have no obligation to do so. As of the record date, our directors and executive officers owned and were entitled to vote, in the aggregate, approximately 12,094,654 shares of Company common stock, or approximately 36.3% of the outstanding shares of Company common stock entitled to vote at the annual meeting.

Proxies; Revocation

        Any Diversified stockholder of record entitled to vote at the annual meeting may submit a proxy by telephone or over the Internet, by returning the enclosed proxy card, or by attending the annual meeting and voting in person. If your shares of common stock are held in "street name" by your broker, bank or other nominee, you should instruct your broker, bank or other nominee on how to vote your shares using the instructions provided by your broker, bank or other nominee.

        Any proxy may be revoked at any time prior to its exercise by submitting a properly executed, later-dated proxy through any of the methods available to you, by giving written notice of revocation to Diversified Restaurant Holdings, Inc., c/o Secretary, 5750 New King Drive, Troy, Michigan 48098-2634, or by attending the annual meeting and voting in person.

The Merger (page 79)

        You will be asked to consider and vote upon the merger proposal. A copy of the merger agreement is attached to this proxy statement as Annex A. The merger agreement provides, among other things, that at the effective time of the merger (referred to in this proxy statement as the "effective time"), Merger Sub will be merged with and into the Company, with the Company surviving the merger (referred to in this proxy statement as the "surviving corporation"). In the merger, each share of common stock, par value $.0001 per share, of the Company (referred to in this proxy statement as the "common stock," the "Company common stock" or the "Diversified common stock") issued and outstanding immediately before the effective time (other than certain shares specified in the merger agreement) will be converted into the right to receive $1.05 per share in cash, without interest (referred to in this proxy statement as the "per share merger consideration"), subject to required withholding taxes. Upon completion of the merger, the Company will be a direct wholly-owned subsidiary of Parent, the Company common stock will no longer be publicly traded and the Company's existing stockholders will cease to have any ownership interest in the Company.

Treatment of Company Equity Awards (page 81)

        Company Options.    Immediately prior to the effective time, there will be no outstanding options to purchase shares of Diversified common stock under any Diversified stock plan.

        Company Restricted Shares.    Immediately prior to the effective time, each outstanding award of restricted stock will vest and be cancelled and converted into the right to receive (without interest) an amount in cash equal to the total number of shares of Diversified common stock subject to such award immediately prior to the effective time multiplied by the per share merger consideration, less applicable withholding taxes.

        Company Equity Plans and Employee Stock Discount Purchase Plan.    The Diversified equity compensation plans, including the Diversified Employee Stock Discount Purchase Plan, will terminate immediately following the effective time, contingent upon the occurrence of the effective time.

        For a full description of the treatment of Diversified options, restricted stock and employee equity plans and the Diversified Employee Stock Discount Purchase Plan, see the sections entitled "The Merger Agreement—Treatment of Diversified Stock Options and Other Equity-Based Awards" and "The Merger Agreement—Merger Consideration" beginning on pages 81 and 80, respectively, of this proxy statement.

Conditions That Must Be Satisfied or Waived for the Merger to Occur (page 96)

        Each party's obligation to consummate the merger is subject to the satisfaction or waiver of the following mutual conditions:

  •
  adoption of the merger agreement by the stockholders of Diversified;

  •
  absence of any law which prohibits, restrains or enjoins the consummation of the merger; and

  •
  receipt of the consent of Buffalo Wild Wings International, Inc. ("franchisor") with respect to the transactions contemplated in the merger agreement, with such consent to be in full force and effect.

        The obligations of Parent and Merger Sub to consummate the merger are subject to the satisfaction or waiver of further conditions, including:

  •
  the representations and warranties of Diversified being true and correct subject to specified materiality and de minimis qualifications;

  •
  Diversified's performance and compliance in all material respects with all of its agreements and covenants under the merger agreement;

  •
  receipt of a certificate of an executive officer of Diversified certifying that certain conditions have been satisfied; and

  •
  there not having occurred since the date of the merger agreement any event that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on Diversified.

        The obligation of Diversified to consummate the merger is subject to the satisfaction or waiver of further conditions, including:

  •
  the representations and warranties of Parent and Merger Sub being true and correct subject to specified materiality qualifications;

  •
  Parent and Merger Sub's performance and compliance in all material respects with all of its agreements and covenants under the merger agreement; and

  •
  receipt of a certificate of an executive officer of Parent certifying that certain conditions have been satisfied.

  See the section of this proxy statement entitled "The Merger Agreement—Conditions That Must Be Satisfied or Waived for the Merger to Occur."

Recommendation of the Diversified Board of Directors (page 53)

        Our board has unanimously determined that the merger, the terms of the merger agreement and the other transactions contemplated by the merger agreement are advisable, fair to, and in the best interests of, Diversified and its stockholders and adopted and declared advisable the merger agreement, the merger and the other transactions contemplated by the merger agreement. Our board made its determination based in part on the unanimous recommendation of the special committee and after consultation with independent legal and financial advisors, and in part after consideration of a number of other material factors as described in this proxy statement. The board unanimously recommends that Diversified stockholders vote "FOR" the merger proposal at the annual meeting, "FOR" each of the director nominees, "FOR" a one year frequency for advisory votes on executive compensation and "FOR" the other proposals to be considered at the annual meeting. See the section of this proxy statement entitled "Proposal 1: The Merger—Recommendation of the Diversified Board of Directors."

Reasons for the Merger; (page 53)

        A special committee comprised of independent directors of Diversified monitored the negotiation of, and carefully reviewed and considered the terms and conditions of, the merger agreement and the transactions contemplated by the merger agreement. The special committee has unanimously determined that the merger agreement and the transactions contemplated thereby, including the merger, are advisable and fair to and in the best interest of Diversified and its stockholders. The special committee also recommended that the Diversified board of directors approve and declare the advisability of the merger agreement and the transactions contemplated by the merger agreement and recommends that our stockholders adopt the merger agreement.

        For a description of the reasons considered by the board in resolving to recommend in favor of the adoption of the merger agreement, see the section of this proxy statement entitled "Proposal 1: The Merger—Reasons for the Merger."

Opinions of Diversified's Financial Advisor (page 61)

        At the meeting of the Diversified board of directors on November 3, 2019 Duff & Phelps , LLC (referred to in this proxy statement as "Duff & Phelps" or the "financial advisor") rendered its oral opinion to the board that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered and limitations on the review undertaken by such financial advisor in preparing the opinion, as described in its opinion, the per share merger consideration to be paid to the holders of Diversified common stock in the proposed merger was fair, from a financial point of view, to such holders. The financial advisor confirmed its November 3, 2019 oral opinion by delivering its written opinion, dated November 6, 2019 to the board that, as of such date, the per share merger consideration to be paid to the holders of Diversified common stock in the proposed merger was fair, from a financial point of view, to such holders.

        The full text of the Opinion of Duff & Phelps dated November 6, 2019, is attached as Annex B to this proxy statement and is incorporated herein by reference. The full text of the Opinion sets forth a description of the assumptions made, procedures followed, matters considered and qualifications and limitations undertaken in connection with rendering the Opinion. Duff & Phelps provided its Opinion for the benefit and use of the board (solely in its capacity as such) in connection with its evaluation of the per share merger consideration from a financial point of view, and does not address any other aspect of the merger or any related transaction. The Duff & Phelps opinion does not address the merits of the underlying decision by the Company to engage in the merger, including in comparison to other strategies or transactions that might be available to the Company or in which the Company might engage. The Opinion does not constitute advice or a recommendation to any stockholder as to how any stockholder should act on any other matter. The Company encourages you to read the Opinion carefully and in its entirety. For a description of the opinion that the board received from the financial advisor, see "Proposal 1: The Merger—Opinion of Diversified's Financial Advisor" beginning on page 61 of this proxy statement.

Interests of the Company's Directors and Executive Officers in the Merger (page 72)

        In considering the recommendation of the board in favor of the adoption of the merger agreement by Diversified stockholders, you should be aware that certain directors and executive officers of Diversified will have interests in the merger that may be different from, or in addition to, the interests of Diversified stockholders generally. Interests of directors and executive officers that may be different from or in addition to the interests of Diversified stockholders generally include:

  •
  the merger agreement provides for the acceleration of the vesting and settlement of Company restricted shares at the effective time;

  •
  the Company's directors and executive officers are entitled to indemnification and insurance coverage pursuant to the merger agreement; and

  •
  acceleration of payment of cash sums owing to the former CEO and CFO of the Company pursuant to settlement agreements.

        These interests are discussed in more detail in the section entitled "Proposal 1: The Merger—Interests of the Company's Directors and Executive Officers in the Merger." The board was aware of the different or additional interests described herein and considered these interests along with other matters in approving and recommending adoption by the Diversified stockholders of the merger agreement.

Limited Guarantee (page 72)

        Concurrently with the execution of the merger agreement, ICV Partners IV, L.P., a Delaware limited partnership (which we refer to in this proxy statement as the "Guarantor") entered into a limited guarantee with the Company, pursuant to which it agreed to guarantee Parent's obligations to pay, if due, any termination fee owed by the Parent pursuant to the merger agreement and certain other obligations as set forth in the limited guarantee, subject to the terms and conditions set forth in the limited guarantee. See the section of this proxy statement entitled "Proposal 1: The Merger—Limited Guarantee."

No Financing Condition; Fees and Expenses (page 72)

        Parent or Merger Sub's obligations under the merger agreement are not subject to any condition regarding Parent's, Merger Sub's, or any other person's ability to obtain financing to complete the transactions contemplated in the merger agreement. Parent has delivered to the Company a fully executed commitment letter by and among the lending parties thereto confirming their respective commitments to provide Parent with debt financing in connection with the transactions contemplated in the merger agreement. Parent has also delivered to the Company a fully executed commitment letter from ICV Partners IV, L.P. confirming its commitment to provided equity financing in connection with the transactions contemplated in the merger agreement.

        We anticipate that the total amount of funds necessary to complete the merger and the other transactions contemplated by the merger agreement will be approximately $130 million. These funds include the funds needed to pay our stockholders the amount due under the merger agreement.

        We anticipate that the customary fees and expenses to be incurred by Diversified in connection with the transactions contemplated by the merger agreement will be approximately $2.3 million.

        For more information, see the section in this proxy statement entitled "Proposal 1: The Merger—No Financing Condition, Fees and Expenses," "The Merger Agreement—Representation and Warranties," and "The Merger Agreement—Financing."

Litigation Relating to the Merger (page 74)

        Diversified is not aware of any pending litigation relating to or challenging the merger as of the date of this proxy statement. See the section of this proxy statement entitled "Proposal 1: The Merger—Litigation Relating to the Merger."

Material U.S. Federal Income Tax Consequences of the Merger (page 74)

        If you are a U.S. holder (as defined under "Proposal 1: The Merger—Material U.S. Federal Income Tax Consequences of the Merger"), the receipt of cash in exchange for shares of common stock pursuant to the merger will generally be a taxable transaction for U.S. federal income tax purposes. You should consult your own tax advisor regarding the particular tax consequences to you of the exchange of shares of common stock for cash pursuant to the merger in light of your particular circumstances (including the application and effect of any state, local or foreign income and other tax laws). See the section of this proxy statement entitled "Proposal 1: The Merger—Material U.S. Federal Income Tax Consequences of the Merger."

Approvals Required for the Merger (page 76)

        To complete the merger and the other transactions contemplated by the merger agreement, Parent and Diversified will make certain filings, submissions and notices to governmental entities. Parent and Diversified have agreed to use their best efforts to obtain the consents and to make all required filings with, and to give all required notices to, the applicable governmental entities. Parent and Merger Sub have agreed that the making of any required filings or obtaining any required consent from a governmental entity and third parties is their obligation and that they will take and cause their affiliates to take all actions and to do, or cause to be done, all things necessary, proper or advisable to obtain all approvals necessary to complete the merger and the other transactions contemplated by the merger agreement. Parent and Diversified are not currently aware of any material governmental filings, authorizations, approvals or consents that are required prior to the parties' consummation of the merger. The consent of the franchisor to, among other things, the consummation of the transactions contemplated by the merger agreement is required to consummate the merger. There can be no assurance, however, if and when any of the approvals to be obtained for the merger and the other transactions contemplated by the merger agreement will be obtained or as to the conditions or limitations that such approvals may contain or impose. See the section of this proxy statement entitled "Proposal 1: The Merger—Approvals Required for the Merger."

No Dissenters' Rights (page 76)

        Dissenters' rights are statutory rights that, if applicable, enable stockholders to dissent from an extraordinary transaction, such as a merger, and to demand that the corporation pay the fair value for their shares as determined by a court in a judicial proceeding instead of receiving the consideration offered to stockholders in connection with the extraordinary transaction. Dissenters' rights are available in only very limited circumstances under the Nevada Revised Statutes (referred to in this proxy statement as the "NRS"). Under the NRS, the holders of Diversified common stock are not entitled to dissenters' rights in the merger because the only consideration being received by holders of Diversified common stock is cash and shares of Diversified's common stock are listed on the Nasdaq (referred to in this proxy statement as "NASDAQ") as of the record date. See the section of this proxy statement entitled "Proposal 1: The Merger—No Dissenters' Rights.

Delisting and Deregistration of Company Common Stock (page 76)

        If the merger is completed, the Company common stock will be delisted from NASDAQ and deregistered under the U.S. Securities Exchange Act of 1934, as amended (referred to in this proxy statement as the "Exchange Act").

No Solicitation (page 88)

        Diversified has agreed (as described in the section of this proxy statement entitled "The Merger Agreement—No Solicitation") not to, and to cause its subsidiaries, directors, officers and employees not to, and shall direct and use reasonable best efforts to cause their respective consultants, attorneys, accountants, financial advisors, agents or investment bankers or other representatives of Diversified and its subsidiaries not to directly or indirectly:

  •
  initiate, solicit or knowingly encourage or otherwise knowingly facilitate any inquiries with respect to, or the making of, any acquisition proposal or any offer or proposal that would reasonably be expected to lead to an acquisition proposal;

  •
  engage, continue or otherwise participate in any negotiations or discussions concerning, or provide access to its properties, books and records or any confidential information or data to, any person relating to an acquisition proposal or any offer or proposal that would reasonably be expected to lead to an acquisition proposal;

  •
  approve, endorse or recommend, or propose publicly to approve, endorse or recommend, any acquisition proposal; or

  •
  execute or enter into, any letter of intent, merger agreement, acquisition agreement or other similar agreement for any acquisition proposal.

        Diversified has further agreed to:

  •
  immediately cease and cause to be terminated any solicitations, discussions, negotiations or other activities with any person (other than the parties to the merger agreement) in connection with an acquisition proposal, in each case that exist as of the date hereof;

  •
  promptly request each person (other than Parent or Merger Sub) that has prior to the date of the merger agreement executed a confidentiality agreement in connection with its consideration of acquiring Diversified to return or destroy all confidential information furnished to such person by or on behalf of it or any of its subsidiaries prior to date of the merger agreement; and

  •
  promptly notify Parent orally and in writing of the receipt of any inquiries, proposals or offers, any requests for information, or any requests for discussions or negotiations with Diversified or any of its representatives, in each case with respect to an acquisition proposal.

        The merger agreement does not prohibit Diversified or its board from disclosing to its stockholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) under the Exchange Act. Notwithstanding the non-solicitation provisions of the merger agreement, (as described in the section of this proxy statement entitled "The Merger Agreement—Covenants Regarding Conduct of Business by Diversified Pending the Merger"), Diversified and its board of directors may:

  •
  prior to obtaining the approval of the Diversified stockholders, contact and engage in discussions with any person or group and their respective representatives who makes an acquisition proposal that was not solicited in material breach of the merger agreement solely for the purpose of clarifying such acquisition proposal and the terms thereof;

  •
  prior to, but not after, obtaining the approval of the Diversified stockholders, provide access to its properties, books and records and provide information or data in response to a request therefor by a person or group who makes an acquisition proposal that was not initiated, solicited, encouraged or facilitated in violation of the merger agreement if the Diversified board of directors has (i) determined in good faith, after consultation with its legal counsel and financial advisors, that such acquisition proposal would reasonably be expected to constitute, result in or lead to a superior proposal, and (ii) received from such person or group an executed confidentiality agreement;

  •
  prior to, but not after, obtaining approval of the Diversified stockholders, contact and engage in any negotiations or discussions with any person or group who has made an acquisition proposal that was not initiated, solicited, encouraged or facilitated in violation of the merger agreement (which negotiations or discussions need not be solely for clarification purposes) if the Diversified board of directors has determined in good faith, after consultation with its legal counsel and financial advisors, that such acquisition proposal could reasonably be expected to constitute, result in or lead to a superior proposal;

  •
  prior to, but not after, obtaining the approval of the Diversified stockholders, fail to include the recommendation that the Diversified stockholders vote in favor of approving the merger and the merger agreement in the proxy statement or withdraw, modify or change the recommendation, or formally resolve to effect or publicly announce an intention to effect any of the foregoing if the Diversified board of directors shall have determined in good faith, after consultation with outside counsel, that the failure to effect such change of recommendation would be reasonably likely to be inconsistent with its fiduciary duties under applicable law; or

  •
  take any action, engage in communications, discussions, or negotiations with respect to the consent of the franchisor of the consummation of the transactions contemplated by the merger agreement including the waiver of certain conditions under existing franchise agreements with Diversified.

        The Diversified board of directors may not terminate the merger agreement in order to enter into a definitive agreement with respect to a superior proposal unless (i) Diversified delivers to Parent a written notice advising Parent that Diversified's board of directors proposes to take such action and containing the material terms and conditions of the superior proposal that is the basis of the proposed action by Diversified's board of directors (but not the identity of the party making such superior proposal) and (ii) at or after 5:00 p.m., New York City time, on the third day immediately following the day on which Diversified delivered such notice Diversified reaffirms in good faith, after consultation with its outside counsel and financial advisor, that such acquisition proposal continues to constitute a superior proposal. If requested by Parent, Diversified will, and will cause its representatives to, during the notice period, described above, engage in good faith negotiations with Parent and its representatives to make such adjustments in the terms and conditions of the merger agreement so that such acquisition proposal would cease to constitute a superior proposal.

Efforts to Obtain Required Stockholder Votes (page 90)

        The board has unanimously recommended that Diversified stockholders vote "FOR" the merger proposal. The merger agreement permits the board to effect a "change of recommendation" (as described in the section of this proxy statement entitled "The Merger Agreement—No Solicitation," in certain circumstances, as described below.

        At any time prior to obtaining Company stockholder approval, if the Diversified board of directors determines in good faith, after consultation with its financial advisors and outside legal counsel, in response to an acquisition proposal not initiated, solicited, encouraged or facilitated in violation of the merger agreement that such proposal would, if consummated, result in a superior proposal, Diversified or its board of directors may, subject to the terms of the merger agreement, terminate the merger agreement to enter into a definitive agreement with respect to such superior proposal.

Termination of the Merger Agreement (page 97)

        The merger agreement may be terminated and the merger may be abandoned at any time prior to the effective time, notwithstanding the adoption of the merger agreement by the stockholders of Diversified, (as described in the section of this proxy statement entitled "The Merger Agreement—Termination of the Merger Agreement," under the following circumstances:

        by mutual written consent of Diversified, Parent and Merger Sub;

        by either Diversified or Parent:

  •
  if any court of competent jurisdiction or other governmental entity has issued an order, decree or ruling or taken any other final action restraining, enjoining or otherwise prohibiting the merger, which is or will have become final and non-appealable;

  •
  if the merger has not been completed on or before 5:00p.m. Nevada time on February 28, 2020 (which we refer to as the "end date" in this proxy statement);

  •
  if the Diversified stockholder approval of the merger agreement is not obtained; or

  •
  if the franchisor does not consent to consummation of the transactions contemplated by the merger agreement including waiving certain conditions under existing franchise agreement with Diversified.

        by Diversified:

  •
  if Parent or Merger Sub has breached its representations, warranties, covenants or agreements contained in the merger agreement and any such representation or warranty shall be untrue and which breach or failure to perform (i) would cause certain of the conditions to Diversified's obligation to consummate the merger to not be satisfied, and (ii) cannot be cured or has not been cured by the earlier of 30 days after written notice thereof has been given by Diversified to Parent or two business days prior to the end date, but only if Diversified is not in material breach of any covenant or agreement in the merger agreement;

  •
  if (i) all of the obligations applicable to Diversified, Parent and Merger Sub have been satisfied or, to the extent permitted by applicable law, waived in accordance with the merger agreement (except for (A) those conditions that by their nature are to be satisfied at the closing but which conditions would be satisfied or would be capable of being satisfied if the closing date were the date of termination, and (B) those conditions that have not been satisfied as a result of a breach of or nonperformance or noncompliance with the merger agreement by Parent or Merger Sub), (ii) Diversified has indicated in writing to Parent and Merger Sub that the certificate to be delivered by Diversified at closing will be so delivered and that Diversified is ready, willing and able to consummate the closing and (iii) Parent and Merger Sub shall have failed to consummate the closing on the day that is five business days following the day closing is required to occur; or

  •
  in order to enter into a definitive agreement with respect to a superior proposal, if such termination occurs before Diversified's stockholders approve the merger agreement and so long as Diversified complies with its obligations with respect to a superior proposal, if prior to or concurrently with such termination Diversified pays the Diversified termination fee to Parent.

        by Parent:

  •
  if Diversified has breached its representations, warranties, covenants or agreements contained in the merger agreement or any such representation or warranty shall be untrue and which (i) would cause certain of the conditions to Parent or Merger Sub's obligation to consummate the merger to not be satisfied, and (ii) cannot be cured or has not been cured by the earlier of 30 days after written notice thereof has been given by Diversified to Parent or two business days prior to the end date, but only if each of Parent and Merger Sub is not in material breach of any covenant or agreement in the merger agreement; and

  •
  if the Diversified board of directors changes its recommendation in a manner adverse to Parent or Merger Sub prior to obtaining Diversified stockholder approval of the merger agreement, fails to include its recommendation in the proxy statement distributed to Diversified stockholders, recommends an acquisition proposal other than the merger to Diversified stockholders prior to obtaining Diversified stockholder approval of the merger agreement or formally resolves to effect or publicly announces an intention to effect any of the foregoing, prior to obtaining Diversified stockholder approval of the merger agreement.

        The merger agreement provides that, upon a termination of the merger agreement under specified circumstances, Diversified will be obligated to pay a termination fee of $4,000,000 to Parent and, alternatively, Parent will be obligated to pay a termination fee of $4,000,000 to Diversified. See the section entitled "The Merger Agreement—Termination of the Merger Agreement—Termination Fee".

The Voting Agreements (page 77)

        In connection with the merger agreement, on November 6, 2019, each of T. Michael Ansley, a Diversified director, Executive Chairman of the board, Acting President and Chief Executive Officer, and Jason T. Curtis, Chief Operating Officer entered into a voting agreement with Parent pursuant to which Mr. Ansley and Mr. Curtis each agreed, among other things, to vote their shares of Diversified common stock in favor of the proposal to approve the merger agreement and certain related matters, as applicable, and against alternative acquisition proposals. Mr. Ansley and Mr. Curtis who are the parties to the voting agreements collectively owned, as of the date of the merger agreement, approximately 33.7% of the total shares of outstanding Diversified common stock. Additionally, each of Mr. Ansley and Mr. Curtis has granted Parent an irrevocable proxy (subject to the terms and conditions set forth in the voting agreements) to vote the shares of Diversified common stock held by them in favor of the approval of the merger agreement and against any alternative acquisition proposal. Subject to the terms therein, the voting agreements will terminate upon the earlier to occur of (i) the first business day following the date on which the requisite vote of Diversified's common stockholders is obtained to approve consummation of the merger; (ii) the termination of the merger agreement in accordance with its terms; (iii) the occurrence of a change in recommendation (as described under the section entitled "The Merger Agreement—No Solicitation" beginning on page 88 of this proxy statement); or (iv) the amendment of the merger agreement without the prior written consent of Mr. Ansley or Mr. Curtis in a manner that imposes any restriction on the right of Diversified's stockholders to receive the per share merger consideration or reduces the amount or changes the form of the per share merger consideration. The terms of the voting agreements are described in more detail under the section entitled "Proposal 1: The Merger—The Voting Agreements" beginning on page 77 of this proxy statement. A copy of the form of voting agreement is attached to this proxy statement as Annex C.

Restricted Covenants Agreement (page 78)

        In connection with the merger agreement, on November 6, 2019 Mr. Ansley entered into a restrictive covenants agreement with Parent pursuant to which Mr. Ansley agreed that he shall not, and shall not cause any person under his control to engage in a competing business with Parent beginning on the date of the restrictive covenants agreement and ending on the third anniversary of the closing of the merger. Pursuant to the terms of the restrictive covenants agreement, Mr. Ansley, and his affiliates, will be restricted from operating a sports entertainment-oriented restaurant within a five mile radius of a sports entertainment-oriented restaurant operated by Diversified at the time of the entry into the restrictive covenants agreement. The terms of the restrictive covenants agreement are described in more detail under the section entitled "Proposal 1: The Merger—Restrictive Covenants Agreement" beginning on page 78 of this proxy statement.

Market Price of the Company Common Stock (page 23)

        The Company common stock is listed on NASDAQ under the symbol "SAUC." The closing sale price of our common stock on November 5, 2019, the last trading day prior to the execution of the merger agreement, was $0.47 per share. On November 20, 2019, the most recent practicable date before the filing of this proxy statement, the closing price for our common stock was $1.02 per share. You are encouraged to obtain current market quotations for our common stock in connection with voting your shares of common stock. The per share merger consideration represents a premium of approximately 111% over the volume weighted average price of the Company's common stock for the 30-consecutive trading day period ended November 5, 2019.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

        The following questions and answers address briefly some questions you may have regarding the annual meeting and the proposals to be voted on at the annual meeting. These questions and answers may not address all of the questions that may be important to you as a stockholder of the Company. Please refer to the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement, which you should read carefully and in their entirety. You may obtain the documents incorporated by reference into this proxy statement without charge by following the instructions under the section of this proxy statement entitled "Where You Can Find Additional Information."

Q:
Why am I receiving this proxy statement?

A:
Diversified is sending these materials to Diversified stockholders to help them decide how to vote their shares of Diversified common stock with respect to the merger proposal and the other matters to be considered at the annual meeting.

Q:
What am I being asked to vote on?

A:
Diversified stockholders are being asked to vote upon the following proposals, and may be asked to vote on any other business that may properly come before the annual meeting and any adjournment or postponement thereof:

•
Proposal 1:  To adopt the merger agreement, which is further described in the sections entitled "Proposal 1: The Merger" beginning on page 32 and "The Merger Agreement" beginning on page 79 and a copy of which is attached to this proxy statement as Annex A;

•
Proposal 2:  To approve the adjournment of the annual meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the annual meeting to approve the merger proposal or in the absence of a quorum;

•
Proposal 3:  To consider and vote upon a proposal to approve, by non-binding advisory vote, the compensation payments that will or may be paid by Diversified to certain named executive officers in connection with the merger contemplated by the merger agreement;

•
Proposal 4:  To elect a slate of six directors to the Diversified board of directors for terms ending at the 2020 annual meeting of stockholders;

•
Proposal 5:  To hold an advisory (non-binding) vote to approve the compensation of Diversified's named executive officers;

•
Proposal 6:  To hold an advisory (non-binding) vote on the frequency of advisory votes on the compensation of Diversified's named executive officers (once every year, every two years or every three years); and

•
Proposal 7:  To ratify the appointment of BDO USA, LLP as Diversified's independent registered public accounting firm for the current fiscal year.

Q:
Are there any other matters to be addressed at the annual meeting?

A:
At this time, Diversified does not know of any other matters to be brought before the annual meeting, but if other matters are properly brought before such meeting or at any adjournment or postponement of such meeting, the persons who the board has appointed to vote proxies will vote on such matters in their discretion.

Q:
What is the merger?

A:
Diversified has agreed to be acquired by Patton Wings Intermediate Holdings, LLC, a Delaware limited liability company (which we refer to in this proxy statement as "Parent") under the terms of the merger agreement that is described in this proxy statement. If the merger agreement is adopted by Diversified stockholders and the other conditions to closing under the merger agreement are satisfied or waived, Golden Merger Sub, Inc., a Nevada corporation and a direct wholly-owned subsidiary of Parent (which we refer to in this proxy statement as "Merger Sub"), will merge with and into Diversified (which we refer to in this proxy statement as the "merger"), with Diversified surviving the merger as a direct wholly owned subsidiary of Parent.

  The merger cannot be completed without the adoption of the merger agreement by the affirmative vote of the holders of a majority of the shares of common stock outstanding and entitled to vote at the annual meeting. Your failing to submit a proxy or vote in person at the annual meeting, or your abstaining from voting or your failing to provide your bank, brokerage firm or other nominee with instructions, as applicable, will have the same effect as a vote "AGAINST" the adoption of the merger agreement. The board unanimously recommends that stockholders vote "FOR" the adoption of the merger agreement. This proxy statement includes important information about the merger and the merger agreement, a copy of which is attached as Annex A to this proxy statement. Diversified stockholders should read this proxy statement carefully and in its entirety.

Q:
As a Diversified stockholder, what will I receive in the merger?

A:
If the merger is completed you will receive $1.05 in cash per share of Diversified common stock (which we refer to in this proxy statement as the "per share merger consideration"), without interest and subject to required withholding taxes, for each outstanding share of Diversified common stock that you own immediately prior to the effective time. You will not be entitled to receive shares in the surviving corporation or Parent.

Q:
How does the per share merger consideration compare to the market price of the Company common stock?

A:
The per share merger consideration of $1.05 represents a premium of approximately 111% over the 30-day volume weighted average share price of our common stock.

Q:
When is the merger expected to be completed?

A:
As of the date of this proxy statement, we are targeting completing the merger in the fourth calendar quarter of 2019 or first calendar quarter of 2020. However, completion of the merger is subject to the satisfaction or waiver of the conditions to the completion of the merger, which are described in this proxy statement, and we cannot be certain when or if the conditions to the merger will be satisfied or, to the extent permitted, waived.

Q:
What happens if the merger is not completed?

A:
If the merger agreement is not adopted by the Company's stockholders, or if the merger is not completed for any other reason, the Company's stockholders will not receive any payment for their shares of common stock in connection with the merger. Instead, the Company will remain a public company, and shares of our common stock will continue to be registered under the Exchange Act, as well as listed and traded on NASDAQ, assuming compliance with NASDAQ's continued listing standards. If either Diversified or Parent terminates the merger agreement, then, in certain specified circumstances, Diversified may be required to pay Parent a termination fee in an amount equal to $4,000,000 or Parent may be required to pay Diversified a termination fee in an amount equal to $4,000,000. See the sections of this proxy statement entitled "The Merger Agreement—Termination of the Merger Agreement—Termination Fee."

Q:
Am I entitled to dissenters' rights instead of receiving the per share merger consideration for my shares?

A:
No. Pursuant to NRS 92A.390, you are not entitled to exercise dissenters' rights with respect to the merger agreement or transactions contemplated thereby, including the merger as further explained under the section of this proxy statement entitled "Proposal 1. The Merger—No Dissenters' Rights."

Q:
What happens if I sell my shares of common stock before completion of the merger?

A:
To receive the per share merger consideration, you must hold your shares of common stock through completion of the merger. Consequently, if you transfer your shares of common stock before completion of the merger, you will have transferred your right to receive the per share merger consideration.

  The record date for stockholders entitled to vote at the annual meeting is earlier than the completion of the merger. If you transfer your shares of common stock after the record date but before the closing of the merger, you will have the right to vote at the annual meeting but not the right to receive the per share merger consideration.

Q:
If the merger is completed, how do I obtain the per share merger consideration for my shares of common stock?

A:
Following the completion of the merger, your shares of common stock will automatically be converted into the right to receive your portion of the per share merger consideration, without interest and subject to required withholding taxes. After the merger is completed, if your shares of common stock are evidenced by stock certificates, you will receive a letter of transmittal and related materials from the paying agent for the merger with detailed written instructions for exchanging your shares of common stock evidenced by stock certificates for the per share merger consideration (without interest and subject to required withholding taxes). After the merger is completed, if you are a record holder of book-entry shares, the paying agent will send you transmittal materials providing that delivery of your shares will be effected upon receipt of an "agent's message" by the paying agent and other instructions for exchanging your book-entry shares for the per share merger consideration (without interest and subject to required withholding taxes). If your shares of common stock are held in "street name" by your broker, bank or other nominee, you may receive instructions from your broker, bank or other nominee as to what action, if any, you need to take to effect the surrender of your "street name" shares in exchange for the per share merger consideration (without interest and subject to required withholding taxes). If you hold book-entry shares you will receive a check or wire transfer for the per share merger consideration with respect to such shares upon receipt of an "agent's message" by the paying agent.

Q:
Should I send in my stock certificates or other evidence of ownership now?

A:
No. You should not return your stock certificates or send in other documents evidencing ownership of common stock with the proxy card. If the merger is completed, and if your shares of common stock are evidenced by stock certificates, the paying agent will send you a letter of transmittal and related materials and instructions for exchanging your shares of common stock for the per share merger consideration (without interest and subject to required withholding taxes). After the merger is completed, if you are a record holder of book-entry shares, the paying agent will send you transmittal materials providing that delivery of your shares will be effected upon receipt of an "agent's message" by the paying agent and other instructions for exchanging your book-entry shares for the per share merger consideration (without interest and subject to required withholding taxes). If your shares of common stock are held in "street name" by your broker, bank or other nominee, you may receive instructions from your broker, bank or other nominee as to what action, if any, you need to take to effect the surrender of your "street name" shares in exchange for the per share merger consideration (without interest and subject to required withholding taxes). If you hold book-entry shares, you will receive a check or wire transfer for the per share merger consideration with respect to such shares upon receipt of an "agent's message" by the paying agent.

Q:
What are the material U.S. federal income tax consequences of the merger to Company stockholders?

A:
If you are a U.S. holder (as defined in "Proposal 1: The Merger—Material U.S. Federal Income Tax Consequences of the Merger"), the receipt of cash in exchange for shares of common stock pursuant to the merger will generally be a taxable transaction for U.S. federal income tax purposes. You should consult your own tax advisor regarding the particular tax consequences to you of the exchange of shares of common stock for cash pursuant to the merger in light of your particular circumstances (including the application and effect of any state, local or foreign income and other tax laws). See the section of this proxy statement entitled "Proposal 1: Merger—Material U.S. Federal Income Tax Consequences of the Merger."

Q:
How does the Diversified board of directors recommend that I vote at the annual meeting?

A:
The Diversified board of directors unanimously recommends that Diversified stockholders vote:

•
"FOR" the merger proposal;

•
"FOR" the approval of the adjournment of the annual meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the annual meeting to approve the merger proposal or in the absence of a quorum;

•
"FOR" the approval, on an advisory (non-binding) basis, of the merger-related compensation of Diversified's named executive officers;

•
"FOR" the election to the board of each of the nominees for director named in this proxy statement;

•
"FOR" the approval, on an advisory (non-binding) basis, of the compensation of Diversified's named executive officers;

•
"FOR" the approval, on an advisory (non-binding) basis, on the option of an annual frequency of one year for future advisory votes on executive compensation; and

•
"FOR" the ratification of the appointment of BDO USA LLP as Diversified's independent registered public accounting firm for the current fiscal year.

  For a discussion of the factors that the board considered in determining to recommend in favor of the adoption of the merger agreement, see the section of this proxy statement entitled "Proposal 1: The Merger—Reasons for the Merger." In addition, in considering the recommendation of the board with respect to the merger agreement, you should be aware that certain directors and executive officers of Diversified will have interests in the merger that may be different from, or in addition to, the interests of Diversified stockholders generally. For a discussion of these interests, see the section of this proxy statement entitled "Proposal 1: The Merger—Interests of the Company's Directors and Executive Officers in the Merger."

Q:
What do I need to do now?

A:
After carefully reading and considering the information contained in this proxy statement, please submit your proxy as soon as possible so that your shares of Diversified common stock will be represented at the annual meeting. Please follow the instructions set forth on the proxy card or on the voting instruction form provided by the record holder if your shares are held in "street name" by your bank, brokerage firm or other nominee.

Q:
When and where is the annual meeting?

A:
The annual meeting will be held at 5750 New King Drive, Suite 320, Troy, Michigan 48098-2634, on December 19, 2019, at 10:00 a.m. local time.

Q:
Who is entitled to vote at the annual meeting?

A:
Only holders of record of Diversified common stock as of the close of business on November 20, 2019, the record date for the annual meeting, are entitled to receive these proxy materials and to vote their shares at the annual meeting. Each share of Diversified common stock issued and outstanding as of the record date will be entitled to one vote on each matter submitted to a vote at the annual meeting.

Q:
How do I attend the annual meeting?

A:
Space for the annual meeting is limited and admission will be on a first come, first served basis. Stockholders should be prepared to present (1) valid government photo identification, such as a driver's license or passport; and (2) beneficial stockholders holding their shares through a broker, bank, trustee or other nominee will need to bring proof of beneficial ownership as of November 20, 2019, the record date, such as their most recent account statement reflecting their stock ownership prior to the record date, a copy of the voting instruction card provided by their broker, bank, trustee or other nominee or similar evidence of ownership. If you wish to attend the annual meeting in person, please notify Secretary, Diversified Restaurant Holdings, Inc., 5750 New King Drive, Troy, Michigan 48098-2634 or call (833)-374-7282.

Q:
How many shares are needed to constitute a quorum?

A:
The presence in person or by proxy of the holders of record of one third of the shares of common stock entitled to vote at the annual meeting is necessary to constitute a quorum for the transaction of business at the annual meeting. Abstentions and broker "non-votes" (as discussed below) are counted as present and entitled to vote for the purpose of establishing a quorum.

Q:
What vote is required to approve each proposal to be considered at the annual meeting?

A:
The votes required for each proposal are as follows:

•
Proposal 1: The Merger.  The affirmative vote of the holders of a majority of the shares of common stock outstanding and entitled to vote on such matter at the annual meeting is required to approve the merger proposal.

•
Proposal 2: Vote on Adjournment.  The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on such matter at the annual meeting is required to approve the adjournment of the annual meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to adopt the merger agreement.

  •
  Proposal 3: Advisory Vote on Executive Officer Merger-Related Compensation.  The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on such matter at the annual meeting is required to approve, on an advisory (non-binding) basis, the merger-related compensation of Diversified's named executive officers.

  •
  Proposal 4: Election of Directors.  A nominee for director shall be elected if a majority of the votes present in person or represented by proxy at the annual meeting and entitled to vote are cast in favor of such nominee; provided however, that if the number of nominees for director exceeds six, the affirmative vote of a plurality of the votes cast at the annual meeting is required for nominees to be elected as directors, meaning the six directors receiving the highest number of votes will be elected.

  •
  Proposal 5: Advisory Vote on Executive Compensation.  The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on such matter at the annual meeting is required to approve, on an advisory (non-binding) basis, the compensation of Diversified's named executive officers.

  •
  Proposal 6: Advisory Vote on Frequency of the Advisory Vote on Executive Compensation.  The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on such matter at the annual meeting is required to approve, on an advisory (non-binding) basis, the frequency of the advisory vote on executive compensation.

  •
  Proposal 7: Ratification of Independent Registered Public Accounting Firm.  The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on such matter at the annual meeting is required to ratify the appointment of Diversified's independent public accountant.

  In addition, approval of any other proposal to be voted upon at the annual meeting requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on such matter at the annual meeting.

Q:
How do Diversified's directors and officers intend to vote?

A:
Pursuant to the voting agreements, T. Michael Ansley, a Diversified director, Executive Chairman of the board, Acting President and Chief Executive Officer and Jason T. Curtis, Chief Operating Officer each has agreed, among other things, to vote their shares of Diversified common stock in favor of the proposal to approve the merger agreement and certain related matters. As of the date of the merger agreement, Mr. Ansley and Mr. Curtis collectively owned approximately 33.7% of Diversified's outstanding common stock. The other Company directors and executive officers have informed us that they intend to vote their shares of Diversified's common stock in favor of the merger proposal and the other proposals to be considered at the annual meeting, although they have no obligation to do so. As of the record date, our directors and executive officers, including Mr. Ansley and Mr. Curtis, owned and were entitled to vote, in the aggregate, approximately 12,094,654 shares of Company common stock, or approximately 36.3% of the outstanding shares of Company common stock entitled to vote at the annual meeting.

Q:
What do I need to do now? How do I vote my shares of common stock?

A:
We urge you to, and you should, read this entire proxy statement carefully, including its annexes and the documents incorporated by reference in this proxy statement, and to consider how the merger and other proposals affect you. Your vote is important, regardless of the number of shares of common stock you own.

  Voting in Person

  Stockholders of record will be able to vote in person at the annual meeting. If you are not a stockholder of record but instead hold your shares of common stock in "street name" through a broker, bank or other nominee, you must provide a legal proxy executed in your favor from your broker, bank or other nominee to be able to vote in person at the annual meeting.

  It is not necessary to attend the annual meeting to vote your shares. To ensure that your shares of common stock are voted at the annual meeting, we recommend that you provide voting instructions promptly by proxy, even if you plan to attend the annual meeting in person.

  Attending the annual meeting in person does not itself constitute a vote on any proposal.

  Shares of Common Stock Held by Record Holder

  You can ensure that your shares are voted at the annual meeting by submitting your proxy via:

  •
  mail, by completing, signing and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope;

  •
  telephone, by using the toll-free number (800) 652-8683; or

  •
  the Internet, at wwww.envisionreports.com/SAUC.

  The telephone and Internet voting facilities for stockholders of record will close at 1:00 a.m. on December 19, 2019.

  If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted "FOR" the merger proposal and all of the other proposals to be voted on at the annual meeting as listed in this proxy statement.

  We encourage you to vote by proxy even if you plan on attending the annual meeting. An abstention or failure to vote will have the following effect:

  •
  An abstention with respect to the merger proposal (Proposal 1), or a failure to vote your shares of common stock (including a failure to instruct your broker, bank or other nominee to vote shares held on your behalf), will have the same effect as a vote "AGAINST" such proposal.

  •
  An abstention with respect to any of the other proposals listed in this proxy statement (Proposals 2-7) or failure to return your proxy card or otherwise vote your shares of common stock (including a failure of your broker, bank or other nominee to vote shares held on your behalf) will not be counted as shares voted on these matters, assuming a quorum is present.

  Shares of Common Stock Held in "Street Name"

  If you hold your shares in "street name" through a broker, bank or other nominee, you should follow the directions provided by your broker, bank or other nominee regarding how to instruct your broker, bank or other nominee to vote your shares. Without those instructions, your shares will not be voted, subject to the discretion of brokers as to routine matters (see the answer to the question in this section of this proxy statement entitled "How are broker non-votes and abstentions counted?").

Q:
Can I revoke my proxy?

A:
Yes. You can revoke your proxy before the vote is taken at the annual meeting. If you are a stockholder of record, you may revoke your proxy by notifying the Company in writing, in care of the Secretary, Diversified Restaurant Holdings, Inc., 5750 New King Drive, Troy, Michigan 48098-2634 or by submitting a new proxy with a later date, by using the telephone or Internet proxy submission procedures described above at any time up to 1:00 a.m. on December 19, 2019, or by completing, signing, dating and returning a new proxy card by mail to the Company. In addition, you may revoke your proxy by attending the annual meeting and voting in person; however, simply attending the annual meeting will not cause your proxy to be revoked. Please note that if you want to revoke your proxy by mailing a new proxy card to the Company or by sending a written notice of revocation to the Company, you should ensure that you send your new proxy card or written notice of revocation in sufficient time for it to be received by the Company before the annual meeting.

  If you hold your shares in "street name" and you have instructed a broker, bank or other nominee to vote your shares, you should instead follow the instructions received from your broker, bank or other nominee to revoke your prior voting instructions. If you hold your shares in "street name," you may also revoke a prior proxy by voting in person at the annual meeting if you obtain a legal proxy executed in your favor from your broker, bank or other nominee to be able to vote in person at the annual meeting.

Q:
How are broker non-votes and abstentions counted?

A:
A broker non-vote occurs when shares held by a broker are not voted with respect to a particular proposal because the broker does not have discretionary authority to vote on the matter and has not received voting instructions from its clients. If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will only have discretion to vote your shares on "routine" matters. Where a proposal is not "routine," a broker who has received no instructions from its clients does not have discretion to vote its clients' uninstructed shares on that proposal. At the annual meeting, only Proposal 7 (ratifying the selection of our independent registered public accounting firm) is considered a routine matter. Your broker will, therefore, not have discretion to vote on any of the other proposals proposed by the board and described in this proxy statement.

  Broker non-votes and abstentions by stockholders from voting (including brokers holding their clients' shares of record who cause abstentions to be recorded) will be counted towards determining whether or not a quorum is present. Broker non-votes will have no effect on the approval of any of the proposals, except in connection with the merger proposal (with respect to which a failure to vote will have the same effect as a vote "AGAINST" such proposal).

Q:
Where can I find the voting results of the stockholders' meeting?

A:
The preliminary voting results will be announced at the stockholders' meeting. In addition, within four business days following certification of the final voting results, Diversified intends to file the final voting results with the Securities and Exchange Commission (the "SEC") on a Current Report on Form 8-K.

Q:
Will my shares of common stock held in "street name" or held in another form of record ownership be combined for voting purposes with shares I hold of record?

A:
No. Because any shares of common stock you may hold in "street name" will be deemed to be held by a different stockholder (that is, your broker, bank or other nominee) than any shares of common stock you hold of record, any shares of common stock held in "street name" will not be combined for voting purposes with shares of common stock held of record. Similarly, if you own shares of common stock in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and will need to sign and return, a separate proxy card for those shares of common stock because they are held in a different form of record ownership. Shares of common stock held by a corporation or business entity must be voted by an authorized officer of the entity. Please indicate title or authority when completing and signing the proxy card.

Q:
What does it mean if I get more than one proxy card or voting instruction card?

A:
If your shares of common stock are registered differently or are held in more than one account, you will receive more than one proxy card or voting instruction card. Please complete and return all of the proxy cards and voting instruction cards you receive (or submit each of your proxies by telephone or the Internet) to ensure that all of your shares of common stock are voted.

Q:
What is householding and how does it affect me?

A:
The SEC permits companies to send a single set of proxy materials to any household at which two or more stockholders reside, unless contrary instructions have been received, but only if the company provides advance notice and follows certain procedures. In such cases, each stockholder continues to receive a separate notice of the meeting and proxy card. Certain brokerage firms may have instituted householding for beneficial owners of common stock held through brokerage firms. If your family has multiple accounts holding common stock, you may have already received a householding notification from your broker. Please contact your broker directly if you have any questions or require additional copies of this proxy statement. The broker will arrange for delivery of a separate copy of this proxy statement promptly upon your written or oral request. You may decide at any time to revoke your decision to household, and thereby receive multiple copies.

Q:
Where can I find more information about Diversified?

A:
You can find more information about us from various sources described in the section of this proxy statement entitled "Where You Can Find Additional Information."

Q:
Who will solicit and pay the costs of soliciting proxies?

A:
The Diversified board of directors is soliciting your proxy, and we will bear the cost of soliciting proxies. This includes the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of our outstanding common stock. Diversified has retained Equiniti Services Company (which we refer to as "Equiniti" in this proxy statement), a proxy solicitation firm, to assist the board in the solicitation of proxies for the annual meeting, and we expect to pay Equiniti approximately $6,000, plus reimbursement of out-of-pocket expenses. Proxies may be solicited by mail, personal interview, email, telephone, or via the Internet by Equiniti or, without additional compensation, by certain of Diversified's directors, officers and employees.

Q:
Who can help answer my other questions?

A:
If you have more questions about the merger or any of the other matters set forth in this proxy statement, or require assistance in submitting your proxy or voting your shares or need additional copies of this document or the enclosed proxy card, please contact Equiniti, which is acting as the proxy solicitation agent and information agent for Diversified in connection with the annual meeting or the Company at the following addresses or telephone numbers:

Equiniti Service Company
145 Pinelawn Road, Suite 320N
Melville, NY 11747
(833) 503-4123

or

Diversified Restaurant Holdings, Inc.
Attn: Corporate Secretary
5750 New King Drive
Troy, Michigan 48098-2634
(833) 374-7282

MARKET PRICE OF THE COMPANY COMMON STOCK

        Our common stock trades under the symbol "SAUC" on NASDAQ. At November 5, 2019 there were approximately 360 holders of record of our common stock. The closing price of our common stock on November 5, 2019, the last trading day prior to the execution of the merger agreement, was $0.47 per share. On November 20, 2019, the most recent practicable date before the filing of this proxy statement, the closing price for our common stock was $1.02 per share. You are encouraged to obtain current market quotations for our common stock in connection with voting your shares of common stock. The per share merger consideration represents a premium of approximately 111% over the volume weighted average price of the Company's common stock for the 30-consecutive trading day period ended November 5, 2019.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

        This proxy statement and the documents we subsequently file with the SEC and incorporate by reference in this proxy statement may constitute forward-looking statements. These statements reflect the current views of our senior management team with respect to future events, including our financial performance, business, and industry in general. Statements that include the words "expect," "intend," "plan," "believe," "project," "forecast," "estimate," "may," "should," "anticipate" and similar statements of a future or forward-looking nature identify forward-looking statements for purposes of the federal securities laws or otherwise.

        Forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements. We believe that these factors include, but are not limited to, the following:

  •
  the success of our existing and new restaurants;

  •
  our ability to obtain debt or other financing on favorable terms, or at all;

  •
  our ability to identify appropriate sites and to finance the development and expansion of our operations;

  •
  changes in economic conditions;

  •
  damage to our reputation or lack of acceptance of our brand in existing or new markets;

  •
  economic and other trends and developments, including adverse weather conditions, in the local or regional areas in which our restaurants are located;

  •
  the impact of negative economic factors, including the availability of credit, on our landlords and surrounding tenants;

  •
  changes in food availability and costs;

  •
  labor shortages and increases in our compensation costs, including, as a result, changes in government regulation;

  •
  increased competition in the restaurant industry and the segments in which we compete;

  •
  the impact of legislation and regulations regarding nutritional information, new information or attitudes regarding diet and health, or adverse opinions about the health of consuming our menu offerings;

  •
  the impact of federal, state, and local beer, liquor, and food service regulations;

  •
  the success of our and our franchisor's marketing programs;

  •
  the impact of new restaurant openings, including the effect on our existing restaurants of opening new restaurants in the same markets;

  •
  the loss of key members of our management team;

  •
  inability or failure to effectively manage our growth, including without limitation, our need for liquidity and human capital;

  •
  the impact of litigation;

  •
  the adequacy of our insurance coverage and fluctuating insurance requirements and costs;

  •
  the impact of our indebtedness on our ability to invest in the ongoing needs of our business;

  •
  the impact of a potential asset impairment charge in the future;

  •
  the impact of any security breaches of confidential guest information in connection with our electronic processing of credit/debit card transactions;

  •
  our ability to protect our intellectual property;

  •
  the impact of any failure of our information technology system or any breach of our network security;

  •
  the impact of any materially adverse changes in our federal, state, and local taxes;

  •
  the impact of any food-borne illness outbreak;

  •
  our ability to maintain our relationship with our franchisor on economically favorable terms;

  •
  the impact of future sales of our common stock in the public market, the exercise of stock options, and any additional capital raised by us through the sale of our common stock;

  •
  the effect of changes in accounting principles applicable to us; and

  •
  the impact on the Company's future results as a result of its guarantees of certain leases of Bagger Dave's Burger Tavern, Inc.

        The foregoing factors should not be construed as exhaustive and should be read together with the other cautionary statements included in this proxy statement. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from what we anticipate. Any forward-looking statements you read in this proxy statement reflect our views as of the date of this proxy statement with respect to future events and are subject to these and other risks, uncertainties, and assumptions relating to our operations, results of operations, growth strategy, and liquidity. You are cautioned that all forward-looking statements involve risk and uncertainties and speak only as of the date on which they were made, and we do not undertake any obligation to update any forward-looking statement

 THE COMPANIES

Diversified Restaurant Holdings, Inc.

        Diversified (NASDAQ: SAUC) is a Nevada corporation and a restaurant company operating a single concept, Buffalo Wild Wings® ("BWW"). As one of the largest franchisees of BWW, we provide a unique guest experience in a casual and inviting environment. We were incorporated in 2006 and are headquartered in the Detroit metropolitan area. As of October 31, 2019, we owned 64 restaurants in Florida, Illinois, Indiana, Michigan and Missouri, including the nation's largest BWW, based on square footage, in downtown Detroit, Michigan.

        Diversified's principal executive offices are located at 5750 New King Drive, Troy, Michigan 48098-2634 and its telephone number is (833) 374-7282.

        A detailed description of the Company's business is contained in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on April 4, 2019 which is incorporated by reference into this proxy statement. See the section of this proxy statement entitled "Where You Can Find Additional Information."

Patton Wings Intermediate Holdings, LLC

  Patton Wings Intermediate Holdings, LLC

        Patton Wings Intermediate Holdings, LLC is a Delaware limited liability company and, through its subsidiaries, owns 42 BWW restaurants, primarily in Michigan, with additional locations in Massachusetts and Louisiana. Parent acquired ownership of these BWW restaurants through its October 2019 investment in the business of JK&T Wings. Parent is affiliated with ICV Partners, LLC, a leading private investment firm that supports strong lower middle market companies.

        Parent's principal executive offices are located at 1201 West Peachtree Street, Suite 2800, Atlanta, Georgia 30309 and its telephone number is (212) 455-9600.

  Golden Merger Sub, Inc.

        Golden Merger Sub, Inc. is a Nevada corporation and a direct wholly owned subsidiary of Parent that will function as the merger subsidiary in the merger. Merger Sub was formed solely for the purpose of entering into the merger agreement and consummating the transactions contemplated by the merger agreement. Merger Sub has not carried on any activities on or prior to the date of this proxy statement, except for activities incidental to its formation and activities undertaken in connection with Parent's acquisition of the Company. Upon the completion of the merger, Merger Sub will merge with and into the Company and Merger Sub will cease to exist.

        Merger Sub's principal executive offices are located at 1201 West Peachtree Street, Suite 2800, Atlanta, Georgia 30309 and its telephone number is (212) 455-9600.

 THE ANNUAL MEETING

        We are furnishing this proxy statement to the Company's stockholders as part of the solicitation of proxies by the Diversified board of directors for use at the annual meeting or any adjournment or postponement thereof. This proxy statement provides the Company's stockholders with the information they need to know to be able to vote or instruct their vote to be cast at the annual meeting or any adjournment or postponement thereof.

Date, Time and Place of the Annual Meeting

        This proxy statement is being furnished to our stockholders as part of the solicitation of proxies by the board for use at the annual meeting to be held at our corporate offices at 5750 King Drive, Suite 320, Troy, Michigan 48098-2634, on December 19, 2019, at 10:00 a.m. local time, or at any adjournment or postponement thereof.

        For information regarding attending the annual meeting, see "Voting; Proxies; Revocation—Attendance" below.

Purposes of the Annual Meeting

        At the annual meeting, Diversified stockholders will be asked to consider and vote on the following proposals, and may be asked to vote on any other business that may properly come before the annual meeting and any adjournment or postponement thereof:

  •
  Proposal 1:  To adopt the merger agreement dated as of November 6, 2019, by and among Diversified, Parent and Merger Sub;

  •
  Proposal 2:  To approve the adjournment of the annual meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the annual meeting to approve the merger proposal or in the absence of a quorum;

  •
  Proposal 3:  To consider and vote upon a proposal to approve, by non-binding advisory vote, the compensation payments that will or may be paid by Diversified to certain named executive officers in connection with the merger contemplated by the merger agreement;

  •
  Proposal 4:  To elect a slate of six directors to the Diversified board of directors) for terms that expire ending at the 2020 annual meeting of stockholders;

  •
  Proposal 5:  To hold an advisory (non-binding) vote to approve the compensation of Diversified's named executive officers;

  •
  Proposal 6:  To hold an advisory (non-binding) vote on the frequency of the advisory votes on the compensation of Diversified's named executive officers (once every year, every two years or every three years); and

  •
  Proposal 7:  To ratify the appointment of BDO USA, LLP as Diversified's independent registered public accounting firm for the current fiscal year.

        Our stockholders must adopt the merger agreement for the merger to occur. If our stockholders fail to approve Proposal 1 to adopt the merger agreement, the merger will not occur. The approval of Proposals 2-7 is not a condition to the completion of the merger. A copy of the merger agreement is attached to this proxy statement as Annex A, and certain provisions of the merger agreement are described in the section of this proxy statement entitled "The Merger Agreement."

        The vote as to any other proposal, including the named executive officer compensation proposals, is a vote separate and apart from the vote on the merger proposal. Accordingly, you may vote to adopt the merger agreement and vote not to approve any of the other proposals and vice versa. Because the vote on the named executive officer compensation proposals is advisory only, neither vote will be binding on Diversified.

        We do not expect that any matters other than the proposals set forth above will be brought before the annual meeting. If, however, such a matter is properly presented at the annual meeting or any adjournment or postponement thereof, the persons appointed as proxies will have discretionary authority to vote the shares represented by duly executed proxies.

        This proxy statement and the enclosed form of proxy are first being mailed to our stockholders on or about November 25, 2019.

Record Date, Notice and Quorum

        The holders of record of Diversified common stock as of the close of business on November 20, 2019, the record date for the annual meeting, are entitled to receive notice of and to vote at the annual meeting. At the close of business on the record date, 33,324,160 shares of common stock were outstanding and entitled to vote at the annual meeting.

        The presence in person or by proxy of the holders of record of one third of the shares of common stock entitled to vote at the annual meeting is necessary to constitute a quorum for the transaction of business at the annual meeting. A quorum is necessary to transact business at the annual meeting. Once a share is represented at the annual meeting, it will be counted for purposes of determining whether a quorum is present at the annual meeting. If a quorum is not present at the annual meeting, we expect that the annual meeting will be adjourned to a later date. If a new record date is set for an adjourned annual meeting, a new quorum will have to be established. Abstentions and broker "non-votes" are counted as present and entitled to vote for the purpose of establishing a quorum.

Required Vote

        The votes required for each proposal are as follows:

  •
  Proposal 1: The Merger.  The affirmative vote of the holders of a majority of the shares of common stock outstanding and entitled to vote on such matter at the annual meeting is required to approve the merger proposal.

  •
  Proposal 2: Vote on Adjournment.  The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on such matter at the annual meeting is required to approve the adjournment of the annual meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to adopt the merger agreement.

  •
  Proposal 3: Advisory Vote on Executive Officer Merger-Related Compensation.  The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on such matter at the annual meeting is required to approve, on an advisory (non-binding) basis, the merger-related compensation of Diversified's named executive officers.

  •
  Proposal 4: Election of Directors.  A nominee for director shall be elected if a majority of the votes present in person or represented by proxy at the annual meeting and entitled to vote are cast in favor of such nominee; provided however, that if the number of nominees for director exceeds six, the affirmative vote of a plurality of the votes cast at the annual meeting is required for nominees to be elected as directors, meaning the six directors receiving the highest number of votes will be elected.

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  Proposal 5: Advisory Vote on Executive Compensation.  The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on such matter at the annual meeting is required to approve, on an advisory (non-binding) basis, the compensation of Diversified's named executive officers.

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  Proposal 6: Advisory Vote on Frequency of the Advisory Vote on Executive Compensation.  The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on such matter at the annual meeting is required to approve, on an advisory (non-binding) basis, the frequency of the advisory vote on executive compensation.

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  Proposal 7: Ratification of Independent Registered Public Accounting Firm.  The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on such matter at the annual meeting is required to ratify the appointment of Diversified's independent public accountant.

        In addition, approval of any other proposal to be voted upon at the annual meeting requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on such matter at the annual meeting.

        Each share of common stock outstanding at the close of business on the record date is entitled to one vote on each of the proposals to be considered at the annual meeting.

        For the Company to complete the merger, Diversified stockholders holding a majority of the shares of common stock outstanding at the close of business on the record date must vote "FOR" the merger proposal. An abstention or failure to vote will have the following effect:

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  An abstention with respect to the merger proposal (Proposal 1), or a failure to vote your shares of common stock (including a failure to instruct your broker, bank or other nominee to vote shares held on your behalf), will have the same effect as a vote "AGAINST" such proposal.

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  An abstention with respect to any of the other proposals listed in this proxy statement (Proposals 2-7) or a failure to return your proxy card or otherwise vote your shares of common stock (including a failure of your broker, bank or other nominee to vote shares held on your behalf) will have no effect on these proposals, assuming a quorum is present.

Stock Ownership and Interests of Certain Persons

Voting by the Company's Directors and Executive Officers

        Pursuant to the voting agreements, T. Michael Ansley, a Diversified director, Executive Chairman of the board, Acting President, and Chief Executive Officer and Jason T. Curtis, Chief Operating Officer each have agreed, among other things, to vote their shares of Diversified common stock in favor of the proposal to approve the merger agreement. As of the date of the merger agreement, Mr. Ansley and Mr. Curtis collectively owned approximately 33.7% of Diversified's outstanding common stock. The other Company directors and executive officers have informed us that they intend to vote their shares of Company common stock in favor of the merger proposal and the other proposals to be considered at the annual meeting, although they have no obligation to do so. As of the record date, our directors and executive officers, including Mr. Ansley and Mr. Curtis, owned and were entitled to vote, in the aggregate, approximately 11,242,735 shares of Company common stock, or approximately 33.8% of the outstanding shares of Company common stock entitled to vote at the annual meeting.

Voting; Proxies; Revocation

Attendance

        All holders of shares of common stock as of the close of business on November 20, 2019, the record date, including stockholders of record and beneficial owners of common stock registered in the "street name" of a broker, bank or other nominee, are invited to attend the annual meeting.

        Space for the annual meeting is limited and admission will be on a first come, first served basis. Stockholders should be prepared to present (1) valid government photo identification, such as a driver's license or passport; and (2) beneficial stockholders holding their shares through a broker, bank, trustee or other nominee will need to bring proof of beneficial ownership as of November 20, 2019, the record date, such as their most recent account statement reflecting their stock ownership prior to the record date, a copy of the voting instruction card provided by their broker, bank, trustee or other nominee or similar evidence of ownership.

        If you wish to attend the annual meeting in person, please notify Secretary, Diversified Restaurant Holdings, Inc., 5750 New King Drive, Troy, Michigan 48098-2634 or call (833) 374-7282.

Voting in Person

        Stockholders of record will be able to vote in person at the annual meeting. If you are not a stockholder of record, but instead hold your shares of common stock in "street name" through a broker, bank or other nominee, you must provide a legal proxy executed in your favor from your broker, bank or other nominee to be able to vote in person at the annual meeting. Attending the annual meeting in person does not itself constitute a vote on any proposal.

Providing Voting Instructions by Proxy

        To ensure that your shares of common stock are voted at the annual meeting, we recommend that you provide voting instructions promptly by proxy, even if you plan to attend the annual meeting in person.

Shares of Common Stock Held by Record Holder

        If you are a stockholder of record, you may provide voting instructions by proxy using one of the methods described below.

        Submit a Proxy by Telephone or via the Internet.    This proxy statement is accompanied by a proxy card with instructions for submitting voting instructions. You may vote by telephone by calling (800) 625-8683 or via the Internet by accessing www.envisionreports.com/SAUC. Your shares of common stock will be voted as you direct in the same manner as if you had completed, signed, dated and returned your proxy card, as described below.

        Submit a Proxy Card.    If you complete, sign, date and return the enclosed proxy card by mail so that it is received in time for the annual meeting, your shares of common stock will be voted in the manner directed by you on your proxy card.

        If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted in favor of the merger proposal and all of the other proposals to be voted on at the annual meeting as listed in this proxy statement.

        Your failure to vote in person or by proxy, or to instruct your broker, bank or other nominee on how to vote, would have the same effect as a vote "AGAINST" the merger proposal. However, such failure to vote would not impact the approval of any of the other proposals listed in this proxy statement.

Shares of Common Stock Held in "Street Name"

        If your shares of common stock are held by a broker, bank or other nominee on your behalf in "street name," your broker, bank or other nominee will send you instructions as to how to provide voting instructions for your shares. Many brokerage firms and banks have a process for their customers to provide voting instructions by telephone or via the Internet, in addition to providing voting instructions by a voting instruction form.

        If you are a non-record owner and do not provide your bank, brokerage firm or other nominee instructions on how to vote your shares of Diversified common stock with respect to a "non-routine" matter, a broker "non-vote" occurs with respect to those matters. Under applicable stock exchange rules, the organization that holds your shares of Diversified common stock (i.e., your bank, brokerage firm or other nominee) may generally vote on routine matters at its discretion but cannot vote on "non-routine" matters. If you are a non-record owner and the organization that holds your shares of Diversified common stock does not receive instructions from you on how to vote your shares of Diversified common stock on a non-routine matter, the organization that holds your shares of Diversified common stock will inform the inspector of elections that it does not have the authority to vote your shares on such matters. The ratification of appointment of Diversified's independent registered public accountant is the only matter Diversified believes will be designated "routine." The other proposals listed in this proxy statement will be considered "non-routine." Accordingly, if you are a non-record owner and do not provide your bank, brokerage firm or other nominee instructions on how to vote your shares of Diversified common stock, your bank, brokerage firm or other nominee generally will not be permitted to vote your shares on any of the proposals other than the ratification of appointment of Diversified's independent registered public accountant. Broker non-votes (including brokers holding their clients' shares of record who cause the abstentions to be recorded) will be counted towards determining whether or not a quorum is present. Broker non-votes will have no effect on the approval of the proposals except in connection with the merger proposal (with respect to which a failure to vote will have the same effect as a vote "AGAINST" such proposal). Diversified strongly encourages you to provide voting instructions to your bank, brokerage firm or other nominee so that your vote will be counted on all matters.

Revocation of Proxies

        Any person giving a proxy pursuant to this solicitation has the power to revoke and change it before it is voted. If you are a stockholder of record, you may revoke your proxy before the vote is taken at the annual meeting by:

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  submitting a new proxy with a later date, by using the telephone or Internet proxy submission procedures described above at any time up to 1:00 a.m. on December 19, 2019, or by completing, signing, dating and returning a new proxy card by mail to the Company;

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  attending the annual meeting and voting in person; or

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  by notifying the Company in writing, in care of the Secretary, Diversified Restaurant Holdings, Inc., 5750 New King Drive, Troy, Michigan 48098-2634.

        Please note, however, that only your last-dated proxy will count. Attending the annual meeting without taking one of the actions described above will not in itself revoke your proxy. Please note that if you want to revoke your proxy by mailing a new proxy card to the Company or by sending a written notice of revocation to the Company, you should ensure that you send your new proxy card or written notice of revocation in sufficient time for it to be received by the Company before the annual meeting.

        If you hold your shares in "street name" through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to revoke your proxy or submit new voting instructions. If you hold your shares in "street name," you may also revoke a prior proxy by voting in person at the annual meeting if you obtain a legal proxy executed in your favor from your broker, bank or other nominee to be able to vote in person at the annual meeting.

Abstentions

        An abstention occurs when a stockholder attends the annual meeting, either in person or represented by proxy, but abstains from voting. Abstentions will be included in the calculation of the number of shares of common stock present or represented at the annual meeting for purposes of determining whether a quorum has been achieved.

        Abstaining from voting will have the same effect as a vote "AGAINST" the merger proposal and all of the other proposals listed in this proxy statement other than the proposal for election of directors.

Solicitation of Proxies

        The board is soliciting your proxy, and we will bear the cost of soliciting proxies. This includes the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of our outstanding common stock. Diversified has retained Equiniti, a proxy solicitation firm, to assist the board in the solicitation of proxies for the annual meeting, and we expect to pay Equiniti approximately $6,000, plus reimbursement of out-of-pocket expenses. Proxies may be solicited by mail, personal interview, email, telephone, or via the Internet by Equiniti or, without additional compensation, by certain of Diversified's directors, officers and employees.

Adjournments and Postponements

        Although it is not currently expected, the annual meeting may be adjourned or postponed if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the annual meeting to approve the merger proposal or in the absence of a quorum.

Other Information

        You should not return your stock certificates or send in other documents evidencing ownership of common stock with the proxy card. If the merger is completed, and if your shares of common stock are evidenced by stock certificates, the paying agent will send you a letter of transmittal and related materials and instructions for exchanging your shares of common stock evidenced by stock certificates for the per share merger consideration (without interest and subject to required withholding taxes). After the merger is completed, if you are a record holder of book-entry shares, the paying agent will send you transmittal materials providing that delivery of your shares will be effected upon receipt of an "agent's message" by the paying agent and other instructions for exchanging your book-entry shares for the per share merger consideration (without interest and subject to required withholding taxes). If your shares of common stock are held in "street name" by your broker, bank or other nominee, you may receive instructions from your broker, bank or other nominee as to what action, if any, you need to take to effect the surrender of your "street name" shares in exchange for the per share merger consideration (without interest and subject to required withholding taxes). If you hold book-entry shares, you will receive a check or wire transfer for the per share merger consideration with respect to such shares upon receipt of an "agent's message" by the paying agent.

PROPOSAL 1: THE MERGER

        The description of the merger in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the complete text of the merger agreement, a copy of which is attached as Annex A and is incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the merger that is important to you. You are encouraged to read the merger agreement carefully and in its entirety.

Certain Effects of the Merger

        Pursuant to the terms of the merger agreement, if the merger agreement is adopted by the Company's stockholders and the other conditions to the closing of the merger are satisfied or waived, Merger Sub will be merged with and into the Company, with the Company surviving the merger as a direct wholly owned subsidiary of Parent.

        Upon the terms and subject to the conditions of the merger agreement, at the effective time, each share of common stock issued and outstanding immediately before the effective time (other than shares owned by the Company, Parent, Merger Sub or direct or indirect wholly owned subsidiary of Parent) will be converted into the right to receive the per share merger consideration of $1.05 per share in cash, without interest and subject to required withholding taxes (referred to in this proxy statement as the "per share merger consideration").

        The Company common stock is currently registered under the Exchange Act and is listed on the NASDAQ under the symbol "SAUC." As a result of the merger, the Company will cease to be a publicly traded company and will be indirectly wholly owned by Parent. Following the completion of the merger, the Company common stock will be delisted from NASDAQ and deregistered under the Exchange Act, following which the Company will no longer be required to file periodic reports with the SEC with respect to its common stock in accordance with applicable law, rules and regulations.

Background of the Merger

        The following chronology summarizes the key meetings and events that led to the signing of the merger agreement by the Company. In this process, representatives of the board and the special committee, the Company and their advisors held many conversations, both by telephone and in person, about the potential transaction and alternatives. The chronology below covers only the key events leading up to the execution of the merger agreement and does not purport to catalogue every related conversation among or between representatives of the board, the special committee, the Company, ICV or their respective representatives and advisors.

        The board regularly evaluates the Company's strategic direction and ongoing business plans with a view toward strengthening its business and enhancing stockholder value. As part of this evaluation, the board and the special committee have, from time to time during the two and one-half year period preceding the execution and delivery of the merger agreement, considered a variety of strategic and financial alternatives for the Company to enhance stockholder value and to refinance its long-term debt, including: (i) the continuation of the Company's current business plan as an independent enterprise; (ii) debt refinancing transactions with traditional banks and other financial institutions; (iii) possible expansion opportunities through growth acquisitions of businesses complementary to the Company's business; (iv) third-party minority equity (or "PIPE") investments in the Company; and (v) a possible sale of the Company through a merger with a strategic or financial buyer.

        In 2016 and 2017, there were a number of challenges that were negatively affecting the Company's financial performance. The overall restaurant industry during this time period was experiencing several macro developments that were having a negative impact on the industry generally, including shifting consumer preferences, aggressive industry wide menu pricing discounting, declining in-store traffic due to the increasing use by consumers of on-line applications for food delivery, increasing labor costs, and, with respect to the Company's business specifically, record high chicken wing prices. In addition, the franchisor was involved during this time period in a proxy contest with an activist shareholder concerning the strategic direction of the franchisor that was affecting the franchisor's advertising and marketing of the brand, which ultimately led to an agreement in November 2017 for the sale of the franchisor to Arby's Restaurant Group, Inc. These factors were negatively affecting sales and earnings of the Company, which was putting pressure on the Company's compliance with debt covenants under its credit facility with Citizens Bank, National Association, as administrative agent (the "Credit Facility").

        Recognizing these challenges, the board, together with Company management, had continuing discussions to identify various strategic and financial alternatives potentially available to the Company. To assist with this review, in early 2017, the board met with Duff & Phelps Securities, LLC ("Duff & Phelps") to discuss market conditions related to mergers and acquisitions, the Company's prospective positioning and parties that might be interested in exploring strategic options with the Company.

2017 Market Check

        As a result, on April 5, 2017, the board determined to retain Duff & Phelps to commence a formal process to explore a possible sale of the Company, while Company management continued to review other possible strategic and financial alternatives. The Company chose Duff & Phelps as its financial advisor based on, among other factors, Duff & Phelps's experience and knowledge of the middle market restaurant industry, its well established relationships with strategic companies and equity sponsors investing in the casual dining industry, its overall reputation, and its extensive experience in mergers and acquisitions, financing and capital markets.

        On April 10, 2017, Duff & Phelps was formally engaged and on April 11, 2017, the board considered and discussed a proposal to form a special committee of outside, non-employee directors to help the full board facilitate its strategic review process and to follow best practices when considering a possible change in control transaction. On April 11, 2017, the board formed the special committee comprised of the three outside, non-employee directors, Messrs. Jay Dusenbery, Joseph Nowicki, and Philip Friedman, and Mr. Nowicki was appointed chairman of the special committee. The board determined that there were no "interested directors" with respect to any pending, proposed or anticipated transaction, and there were no actual, apparent or inherent conflicts of interest that existed or were foreseeable in the case of any of the Company's directors with respect to a possible strategic transaction. The board selected each of these directors based on each director's independence and relevant experience and skills and on their availability, business and financial acumen and experience working closely with professional advisors on potential extraordinary corporate transactions involving other companies. The special committee was directed to regularly consult with and report to the full board on material developments and to make recommendations to the full board with respect to any potential strategic transaction that might be pursued.

        Between April 6 and April 13, 2017, in consultation with management and the full board, Duff & Phelps developed a list of 26 high priority potential business combination candidates, comprised of 12 strategic parties and 14 private equity funds and other financial buyers. Beginning on April 13, 2017, Duff & Phelps contacted these 26 high priority parties on a confidential basis to determine interest in entering into a customary non-disclosure and standstill agreement ("NDA") pursuant to which they would receive limited confidential information on the Company and disclosure of its identity.

        On April 20, 2017, the special committee held a telephonic meeting with members of management to receive an update on the sale process and to review materials provided by Duff & Phelps summarizing the process to date. Management explained that of the 26 high priority parties contacted to date, 11 had entered into NDAs and received a confidential teaser and disclosure of the Company's identity and another 8 parties had requested an NDA or were in the process of negotiating the terms of the NDA.

        Between April 12 and April 26, 2017, Duff & Phelps prepared, with the assistance of the Company's management, a confidential information memorandum designed to market the Company to prospective financial and strategic buyers (the "memorandum"). The memorandum included a description of the Company's business and operations, a summary of the Company's industry, its growth opportunities, and certain financial information.

        On April 27, 2017, the special committee held a telephonic meeting with members of management and representatives of Duff & Phelps to receive an update regarding the status of the sale process and to review the draft memorandum to be distributed to interested parties that had signed an NDA. To date, Duff & Phelps had contacted 27 high priority parties with 21 of those parties executing an NDA. Duff & Phelps explained the proposed process going forward, including a draft process letter and the submission of preliminary non-binding indications of interest to be received by May 16, 2017, followed by a second phase which would include the potential selection of certain parties to hold discussions and in-person meetings with management and be provided with access to a data room with additional information about the Company.

        On April 28, 2017, Duff & Phelps distributed the memorandum to the interested parties that had executed an NDA. Between April 28, 2017 and May 15, 2017, Duff & Phelps engaged in conversations with interested parties with questions regarding the information provided in the memorandum.

        On May 15, 2017, Duff & Phelps received preliminary non-binding indications of interest from five parties (consisting of one strategic and four financial parties) reflecting unsatisfactory valuations when compared to the Company's then current share price.

        On May 17, 2017, Duff & Phelps updated the board on the process. In total, since the process was launched on April 13, 2017, Duff & Phelps had contacted 30 high priority parties, consisting of 12 strategic and 18 financial parties, with 24 of those parties executing an NDA and receiving the memorandum, and five parties submitting preliminary non-binding indications of interest. The parties that did not submit indications of interest cited the following reasons for declining: (i) uncertainty surrounding strategic direction of the franchisor and its go-forward management team, (ii) added complexity and cost associated with a go-private transaction, (iii) concerns with potential challenges or restrictions imposed by the franchisor, (iv) concerns around the overall casual dining industry, (v) recent sales and margin challenges in the Buffalo Wild Wing system, and (vi) a general lack of organic new unit development opportunities and limited acquisition pipeline.

        After receipt of the five preliminary indications of interest, Duff & Phelps engaged in conversations with the parties in an effort to increase valuations to a range more consistent with the Company's then current share price. Only one such party ("Party A") increased its valuation and the other four parties were informed that they would not be able to continue in the process. Upon the recommendation of Duff & Phelps, the board authorized Duff & Phelps to contact an expanded number of potential parties.

        Beginning May 23, 2017, Duff & Phelps contacted an additional 20 high priority parties (consisting of 9 strategic and 11 financial parties) on a confidential basis. Of that group, 10 additional parties executed an NDA and received the memorandum and a process letter for submitting a preliminary non-binding indication of interest.

        On June 20, 2017, Duff & Phelps received a preliminary indication of interest from one additional party ("Party B") in the form of an asset purchase transaction.

        While engaging in the secondary outreach, Duff & Phelps continued discussions with Party A and held a management meeting with Party A in Detroit on July 11, 2017. After Party A conducted further due diligence, reviewed second quarter 2017 same store sales results and the Company's downward revised forecast, Party A formally declined to continue on July 25, 2017 due to its fundamental concerns with the casual dining industry.

        Duff & Phelps also continued discussions with Party B to restructure the proposal in its preliminary indication of interest from an asset purchase transaction to a merger transaction more appropriate given the Company was a public company. After further discussions, Party B declined to move forward due to valuation and the proposed merger structure.

        Following the withdrawal of Party A and Party B from the process, and the continued sales and margin pressures facing the Company, in late August 2017, Duff & Phelps reconnected with 10 parties who had indicated the most interest during the initial phase of the process as well as two additional parties to determine whether they would like to re-engage in the process. After being provided with an update on the Company's business, two parties ("Party C" and "Party D") indicated an interest in re-engaging in discussions to lead to the submission of a letter of intent.

        Party C attended a management presentation in Detroit on September 8, 2017, followed by additional calls with management and a more detailed due diligence investigation. On October 10, 2017, Party C indicated that it could not submit a letter of intent until sales trends stabilized on a consistent basis.

        After further due diligence, Party D indicated that, based on negative sales and margin trends in the business, they would not be able to move forward on a business combination transaction, but expressed interest in making a minority investment in the Company. On October 23, 2017, this party submitted a term sheet outlining a possible minority investment in the Company.

        On September 27, 2017, another previously contacted party ("Party E") submitted a preliminary non-binding indication of interest. On October 12, 2017, Party E attended a management meeting in Detroit and a restaurant tour, followed thereafter by calls with management and a more detailed due diligence investigation.

        On October 2, 2017, an additional party ("Party F") contacted the Company on an unsolicited basis concerning a possible transaction with the Company. Duff & Phelps engaged in discussions with Party F and management held a meeting with Party F in Detroit on October 11, 2017. Following its initial due diligence, Party F submitted a high-level term sheet on October 19, 2017 with a favorable per share offer price and indicated interest in quickly moving to a definitive agreement. After engaging in additional conversations with Duff & Phelps, Party F submitted a revised non-binding term sheet on October 27, 2017.

        On October 27, 2017, the special committee held a telephonic meeting with representatives from Duff & Phelps to receive updates on the process. Duff & Phelps reviewed the continued contact and discussions with interested parties over the preceding several months and efforts to reengage with potential parties previously contacted. Since Duff & Phelps commenced its process on April 13, 2017, it had contacted 54 preapproved high priority parties (consisting of 23 strategic parties and 31 financial parties), 38 of which entered into an NDA and received the memorandum. Duff & Phelps provided a detailed review of the two outstanding indications of interest from Party E and Party F. The special committee determined to continue to pursue the proposals from Party E and Party F as well as continuing management's work on refinancing options. Management also continued conversations with Party D as to a potential minority investment, but no further definitive discussions developed.

        On October 27, 2017, the Company's outside legal counsel delivered a draft proposed definitive agreement to Party F's legal counsel.

        On October 30, 2017, Party E submitted a non-binding letter of intent that required a management rollover of equity and contemplated a sizeable subordinated debt and preferred equity component.

        In light of developments concerning a possible transaction with Party E and Party F, on November 2, 2017, the board determined that the Company would issue a press release announcing that it was exploring strategic alternatives to enhance stockholder value, including, among other things, financial restructuring, or a possible sale, merger or other strategic alternative, with the intention that interested parties not otherwise contacted by Duff & Phelps were likely to become aware of the process and approach the Company on their own initiative.

        At its regular meeting on November 9, 2017, the board received an update on the sale process and the continued separate discussions with Party E and Party F to try to reach agreement on preliminary terms of a possible transaction. The board further approved pursuing possible refinancing of its current debt, including with institutional lenders, the renegotiation of loan covenants with its current bank group and preparing a Form S-3 universal shelf registration statement for possible filing with the SEC with respect to a possible registered debt or equity transaction.

        Duff & Phelps continued discussions with Party E until late November 2017 but could not reach agreement on terms for a possible equity rollover and debt and equity structure, at which time Party E declined to continue.

        Duff & Phelps and management also continued discussions with Party F during November 2017, but due to Party F not being able to confirm the necessary capital commitment for a possible transaction, it declined to continue. As a result of the decisions by Party E and Party F to not continue in the process, the Duff & Phelps process was put on hold pending improvements in the Company's business fundamentals.

        On November 28, 2017, the franchisor announced that it had entered into a definitive agreement to be acquired by Arby's Restaurant Group, Inc.

        On December 18, 2017, the board held a telephonic meeting to discuss the Company's ongoing debt restructuring efforts. Since mid-November 2017, management, in conjunction with the administrative agent under the Credit Facility, had been reaching out to more than 30 institutions for a possible refinancing of its current bank debt, while at the same time negotiating a possible covenant amendment to the current Credit Facility. Management confirmed that a Form S-3 universal shelf registration statement was ready to file with the SEC at such time as it is determined to proceed with a possible registered debt or equity transaction.

February 2018 Credit Facility Amendment

        Despite management's broad effort, it was unable to assemble a syndication of institutional lenders to refinance its current bank debt. Accordingly, the Company focused on covenant amendments to the Credit Facility. On February 28, 2018, the Company entered into a seventh amendment to the Company's Credit Facility ("Amendment No. 7 to Credit Facility").

        Amendment No. 7 to Credit Facility amended the definition of Consolidated EBITDA to allow for specified addbacks and modified the maximum permitted Consolidated Lease-Adjusted Leverage Ratio and the minimum required Consolidated Debt Service Coverage Ratio, that commenced with the fiscal quarter ending April 1, 2018 and through the quarter ending December 29, 2019. The amendment also waived the Consolidated Lease-Adjusted Leverage Ratio and Consolidated Debt Service Coverage Ratio covenants for the fiscal quarter ended December 31. 2017. The amendment also changed the definition of "Consolidated EBITDA" used in the calculation of these financial covenants to permit the inclusion of a maximum of $5 million of equity proceeds through the second quarter of 2019.

Arby's Closes on Purchase of the Franchisor

        On February 5, 2018, Arby's Restaurant Group, Inc. completed its acquisition of the franchisor.

Discussions of Possible Combination with JK&T Wings.

        During the period from February to April 2018, the Company held preliminary discussions with JK&T Wings, another major BWW franchisee, concerning a possible combination of the two companies. The parties conducted some preliminary diligence discussions and exchanged preliminary draft term sheets, but no further definitive discussions developed.

The May-June 2018 Proposed PIPE Transactions

        In May and early June 2018, management held a series of discussions with a possible investor ("Investor A") concerning a $5 million minority equity investment in the common stock of the Company plus warrants through a private investment PIPE transaction. The parties exchanged draft term sheets, which included provisions for the Company to register such common stock and warrants for resale and for Investor A and a second individual, to be agreed upon by Investor A and the board, to join the board as directors to replace two current board members. The parties also exchanged a draft security purchase agreement with respect to the potential PIPE transaction.

        On June 5, 2018, the board held a meeting with members of management to review the status and the terms of the proposed minority investment by Investor A, and to review preparation for the filing of a Form S-3 universal shelf registration statement with respect to potential registered debt and equity offerings. Management reviewed materials previously provided to the board concerning different alternatives available to the Company to address liquidity and debt covenant issues, including a possible PIPE transaction and a possible public offering of its common stock. Management held discussions with Dougherty and Company, LLC ("Dougherty") to serve as underwriter for a possible registered equity offering. After board discussion concerning the risks and merits of the different alternatives, the board approved the filing of the Form S-3 universal shelf registration statement so that the Company would have the ability to pursue a future debt and equity offering if it determined to do so in the future.

        On June 6, 2018, the Company filed a Form S-3 universal shelf registration statement to provide flexibility for possible future debt or equity financings.

        Discussions continued with Investor A concerning a possible PIPE transaction, but the parties were ultimately unable to agree on terms for such an investment.

        During June 2018, management also had preliminary discussions with a second possible investor ("Investor B") concerning a $5 million equity investment in the Company and a purchase of 2.8 million shares of common stock held by Mr. Ansley. Draft term sheets were exchanged. Investor B proposed that it would be represented by three directors on the board to replace three existing board members and that incurring certain additional indebtedness and certain strategic transactions would require the consent of one of such directors.

        On June 18, 2018, the board held a telephonic meeting with members of management to review a possible equity investment by Investor B and to review the status of management's work with Dougherty for a public offering of common stock. The board reviewed the proposed terms of both the minority investment by Investor B and of the public offering and the related proposed underwriting terms from Dougherty, both of which would provide generally equivalent equity investments. The board discussed the risks and merits of both possible transactions and determined to continue to pursue both possible transactions in parallel.

        Discussions continued with Investor B concerning a possible minority investment, but the parties were ultimately unable to agree on terms for such an investment.

The July 2018 Common Stock Offering

        In June 2018, the Company engaged Dougherty to serve as underwriter in a firm commitment underwritten common stock offering.

        On July 24, 2018 the Company completed an underwritten registered public offering of 6 million shares of common stock at a public offering price of $1.00 per share, which included 700,000 shares offered by Mr. Ansley, for total Company gross proceeds of $5.3 million. The net proceeds from the offering were approximately $4.6 million after deducting the underwriting discounts and commissions and offering expenses payable by the Company, and were included in "Consolidated EBITDA" for purposes of computing financial covenants under the Credit Facility beginning in the third quarter of 2018 through the second quarter of 2019.

        On August 30, 2018, the board held a meeting with members of management. Management reported that sales were down system wide and that franchisees were waiting for the franchisor (under its new owner) to present its new marketing plan for the brand. Management reported that beginning in the third quarter of 2019, the net proceeds from the registered public offering would no longer be included in the "Consolidated EBITDA" covenant of the Credit Facility and absent refinancing or more significant sales recovery, the Company may not be in compliance with these financial covenants in the third quarter 2019. The board discussed several alternatives to address the debt situation, including resuming a possible sale process, pursuing a possible growth acquisition as well as a further possible equity raise. The board believed that a growth acquisition would improve the ability of the Company to refinance its debt and enhance value in the event of a possible sale process.

Chicago Restaurant Acquisition

        In early September 2018, discussions commenced with another Buffalo Wild Wings franchisee concerning the purchase of nine Chicago area BWW restaurants (the "Chicago Restaurant Acquisition"). Discussions continued through October and November 2018.

        On November 29, 2018, the board held a regular meeting with members of management. Management provided the board with an update on the discussions concerning the Chicago Restaurant Acquisition, outlined the proposed terms of a letter of intent and the possible timeline for a transaction, and discussed how the transaction would improve the ability of the Company to refinance its debt and enhance Company value. The board approved the execution of the letter of intent. Management discussed the possible financing for the Chicago Restaurant Acquisition. Management also reported continued challenges in sales and traffic during the third quarter of 2018, but noted positive improvements in October. The board approved resuming the Duff & Phelps marketing process concerning a possible sale of the Company as well as management's continued efforts to pursue equity or debt refinancing transactions available to the Company.

        On November 29, 2018, following the board meeting, the board contacted Duff & Phelps to formally resume the marketing process to determine interest in acquiring the Company.

        On November 30, 2018, a letter of intent was executed by the parties for the Chicago Restaurant Acquisition.

2018 and 2019 Market Check

        Beginning on December 6, 2018, Duff & Phelps resumed its marketing process. During the period from early December 2018 through early January 2019, Duff & Phelps conducted a broad marketing process during which it contacted a total of 284 prospective acquirors, including 66 strategic and 218 financial parties, 63 of which entered into an NDA. Those parties entering into an NDA received a memorandum that was updated from the memorandum utilized in 2017 and a process letter detailing instructions for submitting a preliminary, non-binding indication of interest.

        On January 8, 2019, Duff & Phelps received preliminary non-binding indications of interest from four financial parties: ICV, Firm A, Firm B and Firm C.

        On January 11, 2019, the board held a telephonic meeting with members of management and representatives from Duff & Phelps and Dykema Gossett PLLC ("Dykema"), the Company's outside legal counsel, to receive an update from Duff & Phelps regarding the resumed marketing process to determine possible interest in acquiring the Company. Duff & Phelps reviewed the terms and price ranges of the four preliminary non-binding indications of interest and responded to detailed questions from the board concerning the terms and conditions of the indications of interest. The board approved proceeding with management meetings with three of the financial parties proposing favorable pricing, ICV, Firm A and Firm B, and setting up a data room to allow such parties to conduct due diligence to enable them to submit non-binding letters of intent in late February. Firm C's indication of interest was substantially below that of the other financial parties.

        The board also determined that the special committee previously formed on April 11, 2017 should resume its role of evaluating potential strategic alternatives available to the Company, including a possible sale of the Company, and to develop recommendations to the full board. The board determined that the special committee should continue to be comprised of outside, non-employee directors, Messrs. Jay Dusenbery, Philip Friedman, Roger Lipton and Joseph Nowicki, with Mr. Dusenberry Serving as Chairman. The special committee was directed to continue to regularly consult with and report to the full board on material developments and to make recommendations to the full board with respect to any potential strategic transaction that might be pursued.

        On January 17, 2019, the special committee held a telephonic meeting with a representative from Dykema to discuss the special committee's role in evaluating strategic alternatives available to the Company, including a possible sale of the Company. Dykema provided an overview of the role of the special committee in reviewing strategic alternatives available to the Company and in recommending which alternative would be in the best interests of the Company and its stockholders. The special committee requested an update at its next meeting from management on its current business plan and, with the assistance of Stephens, Inc. ("Stephens"), on equity and debt refinancing alternatives available to the Company. The special committee also requested that Duff & Phelps provide an update at its next meeting on the sale process.

        On January 24, 2019, the special committee held a telephonic meeting with members of management, representatives of Duff & Phelps, Stephens and Dykema, to receive an update on the sale process, a presentation on other possible financial and equity alternatives available to the Company and a discussion of director fiduciary duties in connection with considering strategic alternatives. Representatives from Stephens provided a detailed set of materials outlining possible debt and equity financing transactions, current financing markets, the different financing products available, and the pros and cons of each. The special committee engaged in detailed discussions with Stephens concerning the possible debt and equity financing transactions and their impact on the Company. At the January 24, 2019 meeting, Duff & Phelps provided an update on the status of discussions on the sale process. Duff & Phelps indicated that ICV, Firm A and Firm B were conducting active due diligence and were expected to submit final non-binding letters of intent by the week of February 18, 2019. The special committee also received an update from management on the negotiations for the Chicago Restaurant Acquisition. At the meeting, Dykema reviewed with the special committee the fiduciary duties owed by directors of a Nevada corporation to its stockholders in connection with a review of strategic alternatives available to the Company, including a possible sale of the Company. Prior to the meeting, the special committee received from Dykema a memorandum outlining the fiduciary duties of a director of a Nevada corporation.

        On January 28, 2019 representatives from ICV met with Company management, toured Company restaurants, and conducted further due diligence reviews.

        On January 30, 2019, representatives from Firm B met with Company management, toured Company restaurants, and conducted further due diligence reviews.

        On January 31, 2019, the board received an update from management on the Chicago Restaurant Acquisition and on discussions with ICV, Firm A and Firm B, as well as updated Company valuation materials prepared by management based on alternative sales and financing scenarios.

        On February 3, 2019, the special committee held a telephonic meeting to discuss the presentations provided by Stephens and Duff & Phelps on January 24, 2019 concerning the strategic alternatives available to the Company, as well as materials recently provided to the committee by management. Detailed discussions were conducted concerning the different strategic alternatives presented by Stephens, Duff & Phelps and management. Particular discussion was conducted concerning the merits and risks of conducting a marketing process for a possible equity and debt refinancing transaction concurrently with the current process concerning a possible sale of the Company. The consensus of the committee was that there was a risk that a concurrent marketing process for a possible equity and debt refinancing transaction may interfere with the ongoing process for a sale of the Company because the institutional investor and lender market that would be contacted concerning a possible equity and debt refinancing would include some of the same parties that are involved in the process for a possible sale of the Company. Accordingly, it was determined not to engage a financial advisor at that time concerning a possible equity and debt refinancing transaction. The special committee requested that Duff & Phelps provide an analysis of the different strategic alternatives available to the Company at its next meeting.

        On February 4, 2019, representatives from Firm A met with Company management in Palo Alto, California, and conducted further due diligence. Firm A toured Company restaurants in Detroit during the week of February 18, 2019.

        On February 6, 2019, Dykema circulated to the special committee a bid draft merger agreement for the committee's review and comment.

        On February 8, 2019, the bid draft merger agreement was posted to the data room.

        On February 13, 2019, the special committee held a meeting with members of management, and representatives from Duff & Phelps and Dykema, for an update on the Chicago Restaurant Acquisition and an update on the progress of the sale process and further analysis of other strategic alternatives available to the Company. Management reported that the Chicago Restaurant Acquisition was proceeding well, and that the parties were close to finalizing the purchase price and were negotiating the terms of the asset purchase agreement. Management reviewed a projected timeline for the execution of the asset purchase agreement and discussions with the franchisor concerning its consent and right of first refusal for the Chicago Restaurant Acquisition that is required under the applicable BWW franchise agreements.

        Duff & Phelps provided the special committee with detailed materials on the status of the sale process, as well as detailed analysis of strategic alternatives available to the Company. In its update on discussions with ICV, Firm A and Firm B concerning a possible sale transaction, Duff & Phelps noted that considerable additional value had been applied by these parties to the Chicago Restaurant Acquisition and that it would be important to complete that transaction for purposes of maintaining the current proposed per share offer prices from ICV, Firm A and Firm B. Duff & Phelps then presented to the committee an analysis of other strategic alternatives available to the Company both as a standalone entity and as a combined entity, assuming the Chicago Restaurant Acquisition was completed. This analysis included covenant compliance under the Credit Facility, key considerations and impacts of a potential equity raise and debt refinancing transaction, and financial projections for strategic alternatives based on four different financial cases of the Company. The special committee engaged in detailed discussions with Duff & Phelps concerning its analysis of strategic alternatives. The consensus of the special committee was that completing the Chicago Restaurant Acquisition and continuing to pursue a possible sale of the Company was the best alternative currently available to Company. In addition, given the anticipated receipt during the week of February 18, 2019 of letters of intent from ICV, Firm A and Firm B, the consensus of the special committee was that it should wait until receipt and review of those letters of intent before deciding whether to pursue alternative debt and equity financing to support the Chicago Restaurant Acquisition and address other balance sheet issues in addition to continuing with the sale process.

        Between February 13, 2019 and February 22, 2019, Duff & Phelps continued to have discussions with representatives of ICV, Firm A and Firm B concerning valuation and the expected terms of letters of intent.

        On February 22, 2019, the board held a telephonic meeting with members of management and representatives from Duff & Phelps and Dykema to receive updates on the Chicago Restaurant Acquisition and on the sale process. Management reported that it was expected that an asset purchase agreement for the Chicago Restaurant Acquisition would be executed within the next several days and discussions would begin with the franchisor soon thereafter in connection with its consent and right of first refusal process. The board then approved the Chicago Restaurant Acquisition. Duff & Phelps provided an update on discussions with ICV, Firm A and Firm B. ICV and Firm B were expected to submit updated letters of intent on February 25, 2019 along with comments to the bid draft merger agreement.

        Earlier in the week of February 18, 2019, Firm A advised Duff & Phelps that, based on its proposed value being well below its initial proposed value range, that its proposal would not be competitive and therefore did not submit a letter of intent.

        On February 22, 2019, Firm B submitted a letter of intent, but did not propose a specific price and did not provide a mark-up of the bid draft merger agreement. On February 27, 2019, Firm B provided a memo listing summary comments to the bid draft merger agreement, but did not provide a full mark-up of the bid draft merger agreement.

        On February 23, 2019, the Company executed an asset purchase agreement for the Chicago Restaurant Acquisition.

        On February 25, 2019, ICV submitted a letter of intent indicating an offer price of $1.24 per share, together with a full mark-up of the bid draft merger agreement.

        On February 26, 2019, the board held a telephonic meeting with members of management and representatives from Duff & Phelps and Dykema. Prior to the meeting, the board received copies of the letters of intent submitted by ICV and Firm B, and ICV's revised draft of the proposed merger agreement showing its proposed changes to the bid draft merger agreement and a copy of the memo from Firm B with summary comments on the bid draft merger agreement. Duff & Phelps provided the board with an update on the letters of intent received from ICV and Firm B, and the respective terms and proposed per share offer prices or range of prices included in each letter of intent. Both parties had requested a 60-day exclusivity period and a 60-day due diligence period. After discussion, the board determined that it was important that both parties continue to be involved in the sale process and that neither party should be granted exclusivity. The board directed Duff & Phelps to continue discussions with both parties regarding increasing their proposed offer prices, removing their requested exclusivity period, and requesting that each interested party consider reducing its proposed due diligence period. The board also discussed other equity and debt financing alternatives including a possible equity investment by Firm A.

        After further discussions with Duff & Phelps, on February 28, 2019 ICV submitted an updated proposal letter indicating an offer price of $1.30 per share.

        On February 28, 2019, the board held a telephonic meeting with members of management and representatives from Duff & Phelps and Dykema for an update on continued discussions with ICV and Firm B concerning their letters of intent. Both parties indicated to Duff & Phelps that they would continue in the process without an exclusivity period. ICV also indicated that it would reduce its due diligence period to 45 days, whereas Firm B continued to require a 60-day due diligence period.

        On February 28, 2019, the Company issued a press release announcing the signing of the asset purchase agreement for the Chicago Restaurant Acquisition.

        On March 5, 2019, members of Company management had an introductory diligence call with representatives of ICV and its advisors.

        On March 6, 2019, Firm B provided a revised letter of intent indicating an offer price of $1.30 per share.

        On March 7, 2019, the board held a telephonic meeting with a representative of Duff & Phelps for an update on the sale process. Detailed diligence was moving forward with ICV. Diligence meetings with Firm B and management were scheduled for the week of March 11, 2019 and a schedule for further detailed diligence of Firm B was being finalized. Firm B requested the Company countersign its updated non-binding letter of intent, which the board approved. The board also instructed Duff & Phelps to contact Firm A to inquire as to any interest of Firm A in a possible equity investment in the Company.

        During the period between March 18 and March 22, 2019, ICV conducted due diligence including visiting Company restaurants and meeting with Company management. Also during that period, Firm B continued its due diligence efforts and conducted a call with Company management on March 21, 2019, but Firm B had not yet formally engaged the third party advisors who would be involved in conducting its due diligence.

        On March 22, 2019, the special committee held a telephonic meeting with representatives from Duff & Phelps and Dykema to discuss progress by ICV and Firm B in their due diligence reviews of the Company. Duff & Phelps reported that another major BWW franchisee, JK&T Wings, a privately held company, was also involved in a sale process and that ICV indicated that it was considering the possible purchase of JK&T Wings in addition to a possible transaction with the Company. The special committee also discussed with Duff & Phelps possible equity investment alternatives available to the Company and the possible interest of Firm A in making such an equity investment.

        During the week of March 25, 2019, ICV toured Company restaurants outside the state of Michigan and held meetings with the Company's independent auditors on accounting due diligence. During this same time period, Firm B continued its due diligence.

        On April 3, 2019, the special committee held a telephonic meeting with management and representatives from Duff & Phelps and Dykema to review developments in the discussions with ICV and Firm B concerning a possible sale of the Company. Prior to the meeting, Dykema provided the special committee with (i) another copy of ICV's February 25, 2019 mark-up and proposed changes to the bid draft merger agreement, and (ii) a summary and comparison of the key terms of the bid draft merger agreement and the changes proposed by ICV. The board also received a copy of the memo from Firm B with summary comments to the bid draft merger agreement. Duff & Phelps reported that ICV had completed its quality of earnings report that showed a material downward adjustment to adjusted EBITDA that could negatively affect their current proposed per share offer price. The special committee discussed the ICV quality of earnings report, including the impact on earnings from increased sales, expenses for new menu rollout, new uniforms and bad weather in January. The special committee discussed with management and Duff & Phelps the various adjustments indicated in the quality of earnings report and the further information that should be provided to ICV to help it better understand the factors that impacted earnings and the cost synergies resulting from the Chicago

Restaurant Acquisition. The special committee agreed to provide ICV with additional time to review first quarter sales results before providing an updated proposed per share offer price. The committee instructed Duff & Phelps to provide Firm B with March financial results and then discuss with Firm B the status of its due diligence review. The special committee discussed the need to continue to proceed with possible debt refinancing alternatives. The special committee asked Duff & Phelps to re-engage with Firm A to request a written proposal regarding an equity investment transaction. Management also presented to the special committee several potential equity and debt refinancing alternatives that were being discussed with potential investors. Duff & Phelps also reported that it had been contacted by a separate financial party not previously involved in the process that had expressed an interest in beginning preliminary discussions concerning a possible transaction to acquire the Company, but that it needed to begin its diligence review of the Company. After discussion, the special committee determined that it was too late in the process for this new financial party to become involved in the process without possibly negatively affecting a possible transaction with ICV or Firm B, each of whom was already actively involved in completing their diligence review.

        On April 4, 2019, the Company filed its Form 10-K with the SEC which disclosed that the audit opinion for its consolidated financial statements for the year ended December 30, 2018 included an explanatory emphasis of matter paragraph expressing substantial doubt about the Company's ability to continue as a going concern. In addition, it was disclosed that the Company was forecasting that it may not be in compliance with certain financial covenants under its Credit Facility commencing in the third quarter of 2019.

        On April 12, 2019, the franchisor contacted management to inform them that the franchisor had exercised its right of first refusal to purchase the nine Chicago restaurants involved in the Company's Chicago Restaurant Acquisition.

        On April 16, 2019, the Company issued a press release announcing that the franchisor had exercised its right of first refusal to purchase the nine Chicago restaurants involved in the Company's Chicago Restaurant Acquisition. As a result of the exercise by the franchisor of its right of first refusal, Firm B declined to proceed further with the sale process.

        On April 18, 2019, the board held a telephonic meeting with members of management to discuss the impact on the sale process of the exercise by the franchisor of its right of first refusal as to the Company's Chicago Restaurant Acquisition. The board discussed the possible impact of the exercise of the right of first refusal by the franchisor on the sale process and several alternatives courses of action, including commencing a formal marketing process for a possible equity and debt financing transaction. ICV was expected to soon provide an updated letter of intent reflecting its analysis of its quality of earnings report and its analysis of the Company without the nine restaurants included in the Chicago Restaurant Acquisition.

        On April 24, 2019, the Company disclosed that it had received notice from NASDAQ that it was not in compliance with the minimum $35 million market value requirement for the Company's common stock under listing rule 5550(b)(2). The Company also disclosed that the NASDAQ notice afforded the Company 180 days (until October 14, 2019) to regain compliance.

        On April 25, 2019, the Company engaged Stephens to commence a formal marketing process for an equity and debt refinancing transaction.

        On May 1, 2019, Duff & Phelps received an updated proposal letter from ICV with a revised offer price of $1.23 per share, which reflected the results of their quality of earnings report and the exercise by the franchisor of its right of first refusal. The updated proposal letter also requested a four week exclusivity period (plus a ten day extension) and provided that ICV expected to complete the due diligence process within four weeks.

        On May 6, 2019, the special committee held a telephonic meeting with members of management and representatives from Duff & Phelps and Dykema to discuss ICV's May 1, 2019 proposal letter. After discussion, the special committee determined that Duff & Phelps should present to ICV proposed revisions to their proposal letter including: (i) carving out from the exclusivity provision the Company's ongoing review and consideration of a debt financing transaction; (ii) adding a breakup fee if Parent does not enter into a merger agreement; (iii) shortening the exclusivity period; and (iv) increasing the offer price given improving Company financial results and strategic synergies of combining JK&T Wings with the Company. Management reviewed with the special committee materials from Stephens outlining possible equity and debt financing alternatives and timelines including: amending and extending the Credit Facility, a unitranche term loan with preferred equity or warrants, and traditional bank debt with subordinated debt and preferred equity. It was anticipated that Stephens would receive proposed financing term sheets from interested parties within the following four to six weeks. The special committee determined that the timing of any proposed refinancing term sheets should coincide with the anticipated timing of ICV's possible consideration of a merger agreement so as to allow the committee to compare available alternatives. The special committee further engaged in a detailed discussion evaluating the short and long term merits and risks of the different strategic alternatives being considered by the special committee, the possible impact on the Company and its stockholders, and the next steps in the process.

        On May 14, 2019, the board held a telephonic meeting with members of management and representatives from Duff & Phelps and Dykema. Duff & Phelps updated the board on the discussions with ICV regarding the Company's requested changes to ICV's May 1, 2019 proposal letter. Duff & Phelps reported that ICV had agreed to increase its offer price to $1.28 per share and to add a carve out from the exclusivity provision for the Company's ongoing consideration of a debt refinancing transaction. Duff & Phelps also reported that ICV had entered into a letter of intent with exclusivity to acquire JK&T Wings. The board discussed ICV's response, and based on the improving financial performance of the Company and the synergies that ICV would realize with the acquisition of JK&T Wings, the board asked Duff & Phelps to seek a further increase in the proposed per share offer price in order for the Company to enter into an exclusivity agreement with ICV. The board accepted the other proposed changes to ICV's proposal letter.

        During the period from May 14, 2019 through June 26, 2019, Duff & Phelps continued to engage in discussions with ICV, although ICV was focusing its efforts during this time period on negotiating a possible acquisition of JK&T Wings.

        On June 26, 2019, Duff & Phelps received a revised proposal letter from ICV in which the proposed price per share was reduced to $1.20 based on ICVs continuing review of the Company, including a further EBITDA and margin decline that had occurred in the Company's business, even in light of increasing same-store sales, as well as ICV's review of working capital and expected Company transaction expenses.

        On June 27, 2019, the board held a board meeting with members of management and representatives from Stephens. The board had previously received detailed materials from Stephens on its marketing process for a debt refinancing. Stephens reported that since launching its refinancing process on May 21, 2019, it had contacted nearly 70 prospective bank and institutional lenders and that, to date, 50 of those had executed an NDA and received marketing materials and that Stephens had hosted multiple diligence calls with the parties. Stephens provided a detailed description of the lender/investor outreach process. Based on the high level indications of interest Stephens had received, Stephens discussed the implied terms of two illustrative financing structures, both of which were expensive and highly dilutive. Throughout the presentation by Stephens, the board asked detailed questions concerning the marketing process, the positive and negative factors involved with the different financing structures and the recommended next steps from Stephens. After extended discussion and based on recommendations from Stephens, the board determined that the indications of interest received did not represent viable refinancing alternatives at this time and that Stephens should focus on discussions with the Company's current bank group concerning an amendment and extension of the Credit Facility.

        On June 29, 2019, the board held a telephonic meeting with members of management and a representative of Duff & Phelps to, among other things, discuss the revised June 26, 2019 proposal letter from ICV. Duff & Phelps summarized the changes in the revised ICV proposal letter with respect to an increase in the enterprise value of the Company, but a decrease in the proposed per share offer price. After discussion with Duff & Phelps, the board instructed Duff & Phelps to continue discussions with ICV emphasizing that ICV needed to maintain its previous proposed per share offer price in order for the Company to enter into exclusivity with ICV.

        On July 3, 2019, the special committee held a telephonic meeting to discuss the developments in the discussions with ICV. Mr. Dusenberry reported that Duff & Phelps had continued discussions with ICV concerning maintaining the previous proposed price per share and a three week exclusivity period while the Company continues to pursue possible refinancing alternatives. ICV indicated that it would not be able to reach the higher price per share. The special committee requested an update on valuation of the Company from Duff & Phelps as well as an update on status of ICV's negotiation to acquire JK&T Wings, and an updated cash flow analysis from the Company's management.

        On July 10, 2019, Duff & Phelps received a further revised proposal letter from ICV. The revised proposal letter indicated a proposed offer price of $1.20 per share, which was the same as ICV's June 26, 2019 proposal letter, and included a four week exclusivity period with a 10 day extension in order to move forward with their remaining confirmatory due diligence and to negotiate a merger agreement.

        On July 10, 2019, the board held a telephonic meeting with representatives from Duff & Phelps and Dykema to review the revised proposal letter from ICV received on July 10, 2019 and to review updated valuation materials provided by Duff & Phelps. Duff & Phelps then provided a detailed discussion of the updated valuation materials on the Company comparing equity value, enterprise value and transaction value calculations based on the Company's current stock price and the ICV proposed per share offer price and resulting multiples based on adjusted EBITDA. Duff & Phelps also compared the Company's stock price over the trailing 12-month period with those of casual dining restaurants and of restaurant franchisees and with the S&P 500. In addition, Duff & Phelps also compared restaurant franchisee public market valuations with those of the Company based on the Company's current market price and ICV's proposed per share offer price. Duff & Phelps also provided a comparison of precedent sale transactions among leading restaurant franchisees in terms of EBITDA multiple valuations and revenue multiple valuations.

        The special committee then met in private session to discuss the July 10, 2019 proposal letter from ICV, the requested exclusivity period in the proposal letter and the updated valuation report on the Company. After detailed discussion, the special committee agreed to recommend to the full board that the Company enter into the July 10, 2019 proposal letter with ICV.

        The full board reconvened and accepted the recommendation of the special committee to enter into the July 10, 2019 proposal letter with ICV. The July 10, 2019 proposal letter was executed by the Company on July 10, 2019 and returned to ICV.

        During the week of July 15, 2019, Stephens had further discussions with the administrative agent for the Credit Facility concerning a possible amendment and extension of the Credit Facility.

        During the week of July 15 and July 22, 2019, management responded to updated confirmatory diligence requests from ICV.

        On July 19, 2019, the special committee held a telephonic meeting with members of management and representatives from Duff & Phelps and Dykema for an update on the progress of ICV in its confirmatory due diligence and to review the draft proposed merger agreement with ICV. Management explained that they were in the process of arranging discussions with the franchisor and a representative of ICV to initiate discussions concerning the consent of the franchisor to a proposed acquisition of the Company by ICV. Management also reported that it was meeting with Stephens to provide the Company's bank group with an update on discussions with ICV and to continue discussions with the bank group concerning possible amendments to the Credit Facility. Duff & Phelps provided an update on the progress of ICV on its confirmatory due diligence. Duff & Phelps confirmed that ICV had entered into a definitive agreement to acquire JK&T Wings, but had not yet closed on the transaction.

        Dykema provided a detailed discussion and comparison of the proposed terms of the bid draft merger agreement and ICV's February 25, 2019 comments to the bid draft, which among other things, added a voting agreement with certain members of management, deleted the Company's right to effect a change of recommendation in response to an intervening event, added a covenant of the Company to cooperate with ICV's debt financing, inserted the payment of a termination fee by the Company if the franchisor exercised its right of first refusal or did not consent to the proposed transaction, inserted the payment of ICV's expenses in the event the stockholders did not approve the proposed transaction, if the Company approved a Superior Proposal or if the Company made a change in recommendation, inserted $8,125,000 as the amount for the Company termination fee, inserted $2,500,000 as the Parent reverse termination fee and deleted the right to seek damages for willful breach.

        Dykema then discussed proposed counterproposals to ICV's comments, emphasizing the counterproposals to confirm ICV's financing for a proposed transaction, to provide the board with sufficient flexibility to exercise its fiduciary duties if a superior proposal was made between signing and closing of a proposed transaction, and to reduce the Company termination fee and increase the Parent termination fee to provide greater transaction certainty and reduce closing risk. During Dykema's discussion concerning the proposed merger agreement, the special committee asked a number of questions concerning the ICV comments to the bid draft merger agreement and the Company's proposed responses. After discussion, the committee authorized Dykema to send a revised draft of the proposed merger agreement to DLA Piper LLP (US) ("DLA Piper"), ICV's legal counsel, reflecting the following counterproposals, among other terms, (i) ICV to provide a limited guarantee of certain obligations of Parent and Merger Sub, (ii) ICV to provide a debt commitment letter and equity commitment letter with respect to its financing for a transaction, (iii) adding back the Company's right to effect a change of recommendation in response to an intervening event, (iv) clarifying the Company would not incur any liability or expense in connection with its cooperation with ICV's financing, (v) adding a new section concerning Parent's reasonable best efforts to complete its debt financing and equity financing, (vi) removing the payment of a Company termination fee if the franchisor did not consent to the proposed transaction, (vii) removing the payment of ICV's expenses if the Company approved a superior proposal or if stockholders did not approve the proposed transaction, (viii) reducing the Company termination fee to $1,200,000 and increasing the Parent termination fee to $3,000,000, and adding back the right to seek damages in the event of willful breach.

        On July 22, 2019, Dykema provided DLA Piper with a revised draft of the proposed merger agreement reflecting the Company's counterproposal.

        On August 9, 2019, Mr. Ansley and a representative from Duff & Phelps held a telephone conference with representatives of ICV and JK&T Wings to discuss the status of ICV's confirmatory due diligence and discussions with the franchisor concerning its consent to ICV's proposed transactions with JK&T Wings and the Company. ICV explained that as part of the franchisor's waiver of its right of first refusal and consent to such transactions, the franchisor was requiring that ICV sell to the franchisor the Company's Florida restaurants after the consummation of such transactions. ICV also explained that they were continuing discussions with the franchisor concerning the valuation of the Florida restaurants.

        On August 13, 2019, members of management met with representatives of ICV and JK&T Wings to discuss ICV's proposed acquisition of JK&T Wings and the Company and the combination of the two businesses into one operation.

        On August 19, 2019, Duff & Phelps had a telephone call with ICV during which ICV indicated that it was reducing its proposed offer price to $1.05 per share. ICV explained that the reduction in price was the result of ongoing discussions with the franchisor concerning its consent to a transaction with the Company as required under the BWW franchise agreement. ICV confirmed that in order to obtain the consent of the franchisor to a possible transaction, ICV, after the closing of a transaction with the Company, would need to sell back to the franchisor the Company's restaurants located in Florida as well as certain other restaurants held by JK&T Wings. The valuations for the Company's Florida restaurants discussed between ICV and the franchisor were lower than the implied valuations for the Company's Florida restaurants in the proposed transaction between ICV and the Company. As a result, ICV reduced its proposed per share offer price for the Company accordingly.

        On August 21, 2019, Dykema and DLA Piper discussed ICV's response to the Company's July 22, 2019 counterproposal to the proposed merger agreement and discussed several of the material open issues in the proposed merger agreement, including (i) adding conditions to closing that the JK&T Wings transaction be consummated and that ICV receive any required governmental approvals concerning liquor licenses and any required landlord consents, (ii) Mr. Ansley executing a non-competition agreement, and (iii) requesting that the Company provide an extension of the exclusivity period for an additional 30 days. It was also indicated that ICV was targeting September 9, 2019 for a possible execution of the proposed merger agreement.

        On August 22, 2019, the board held a regularly scheduled in-person board meeting with members of management and with representatives from Duff & Phelps, Stephens and Dykema to, among other matters, receive an update on the status of discussions with ICV and an update on Stephens' renewed work concerning a possible debt refinancing transaction. Duff & Phelps reviewed with the board the material open issues raised by DLA Piper in its August 21, 2019 discussion with Dykema. Management and Duff & Phelps updated the board on the discussions with ICV concerning ICV's reduced proposed per share offer price. Stephens reported that since the expiration of the ICV exclusivity period on August 17, 2019, it had contacted capital providers that had previously expressed an interest in a debt refinancing to re-engage in refinancing discussions in connection with a $100M equity and debt refinancing transaction. Based on preliminary discussions, there was interest in a new senior credit facility at up to $70 million, with traditional banks indicating interest between $50-60 million. There was also interest in junior capital, but the terms were expensive and highly dilutive. Stephens and management were also engaging in discussions with existing stockholders and other small public equity investors to form a possible club of investors that could provide a $10-20 million equity investment, but at that level, the Company would need to work with its existing bank group to amend and extend the Credit Facility. The administrative agent for the Credit Facility indicated to Stephens that it would not provide any additional relief to the Company and that the Company would need to refinance the Credit Facility in full.

        After extended discussion among the members of the board, including concerning the importance of keeping all strategic options available to the Company, the special committee met in private session. After further discussion, the special committee rejoined the meeting and recommended to the board that (i) given the position of the franchisor concerning the terms of its consent to a proposed transaction with ICV, the limited debt refinancing alternatives presented by Stephens, the current restaurant business environment facing the Company, and the anticipated continued capital needs of the Company going forward, the Company proceed with negotiations with ICV on the merger agreement at the proposed $1.05 per share offer price, (ii) at the same time, Stephens should continue to pursue definitive term sheet proposals from interested parties concerning possible debt refinancing alternatives so that the board could review and compare a possible sale transaction with a possible debt refinancing transaction, and (iii) the Company should not extend the ICV exclusivity period. After further discussion by the board, the board accepted the recommendation of the special committee. The board also provided guidance on the material open issues in the proposed merger agreement and authorized Dykema, along with management and Duff & Phelps, to further negotiate the proposed merger agreement and report back to the board during the following week.

        On August 22, 2019, Dykema received from DLA Piper a further revised draft of the proposed merger agreement with the responses of ICV to the Company's July 22, 2019 draft. The revised draft of the merger agreement, among other things, accepted the Company's proposals that ICV provide a limited guaranty of certain Parent obligations as well as equity commitment and debt commitment letters with respect to the financing for a transaction and covenants to use reasonable best efforts to complete the financing, added a noncompetition agreement from Mr. Ansley, deleted the right of the Company to effect a change in recommendation in response to an intervening event, added new conditions to closing for the consummation of the acquisition of JK&T Wings and obtaining any required liquor license consents and landlord consents, added back the payment of a Company termination fee in the event that the franchisor exercised its right of first refusal or did not consent to the proposed merger transaction, added back the payment of ICV expenses in the event the stockholders did not approve the proposed merger transaction, increased the Company termination fee to $6,000,000 and reduced the Parent termination fee to $2,500,000 and deleted the right to seek damages for willful breach.

        On August 23, 2019, Dykema and DLA Piper discussed ICV's responses in its August 22, 2019 revised draft of the proposed merger agreement.

        On August 27, 2019, Dykema provided DLA Piper with a revised draft of the merger agreement with the Company's counterproposals to ICV's August 22, 2019 draft. The revised draft of the merger agreement, among other things, removed the requirement of a noncompetition agreement from Mr. Ansley, accepted the deletion of the right to make a change of recommendation in the event of an intervening event, removed the receipt of additional consents (other than that of the franchisor) and the closing of the JK&T Wings transaction as conditions to the closing of the proposed merger, removed the payment of a Company termination fee in the event the franchisor did not consent to the proposed merger, reduced the Company termination fee to $2,000,000 and increased the Parent termination fee to $6,000,000, added back the right to seek damages in the event of willful breach, and removed the payment of Parent expenses in the event that the stockholders did not approve the proposed merger.

        On August 27, 2019, Dykema and DLA Piper discussed certain questions from DLA Piper concerning the Company's August 27, 2019 revised draft of the proposed merger agreement.

        On August 28, 2019, the board held a telephonic meeting with management and representatives from Duff & Phelps and Dykema to (i) provide the board with an update on discussions with ICV and the progress on negotiating the proposed merger agreement, (ii) review a preliminary analysis of Duff & Phelps concerning a fairness opinion for a possible transaction with ICV, and (iii) review a financial model prepared by Stephens concerning the possible terms, credit analysis, cash flow and implied valuations for a possible senior and junior debt refinancing transaction based on preliminary indications of interest. The board authorized Dykema, along with management and Duff & Phelps, to continue with the negotiation of the open issues on the proposed merger agreement and report back to the board.

        On August 28, 2019, Dykema sent to DLA Piper a draft of the confidential disclosure schedules to the merger agreement. Between the delivery of this initial draft of the confidential disclosure schedules and the execution of the merger agreement on November 6, 2019, Dykema and DLA Piper exchanges several drafts of the confidential disclosure schedules and negotiated the contents of the confidential disclosure schedules.

        On August 29 and August 30, 2019, a business diligence meeting was held with ICV, JK&T Wings, Mr. Ansley and Duff & Phelps to discuss progress toward a possible transaction and status of discussions with lenders concerning ICV's debt financing.

        On August 30, 2019, DLA Piper and Dykema discussed the material open issues in the draft merger agreement. DLA Piper proposed, among other things, that both the Company termination fee and the Parent termination fee be $4,000,000, that the right to seek damages for willful breach be deleted, adding back the payment of a Company termination fee in the event that the franchisor did not consent to the proposed merger, and adding back the requirement that Mr. Ansley enter into a noncompetition agreement. DLA Piper also indicated that ICV planned to use JK&T Wings as the platform to acquire the Company and therefore it was necessary that the consummation of the JK&T Wings acquisition be a condition to the closing of the proposed merger.

        On September 3, 2019, after discussions with management and Duff & Phelps, Dykema and DLA Piper further discussed the major open issues to the proposed merger agreement. Dykema indicated that the Company would be willing to accept the consummation of the JK&T Wings transaction as a condition to closing and Mr. Ansley would be willing to enter into a noncompetition agreement if ICV would accept a Company termination fee of $3,000,000, a Parent termination fee of $5,000,000, adding back a damages remedy in the event of willful breach, deleting the payment of a Company termination fee if the franchisor did not consent to the proposed merger, and adding the payment of a Parent termination fee in the event the JK&T Wings transaction did not close and ICV did not close on the proposed merger.

        On September 4, 2019, DLA Piper indicated to Dykema that ICV would accept the payment of a Parent termination fee in the event the JK&T Wings transaction did not close and ICV did not close on the proposed merger, and the deletion of the payment of a Company termination fee in the event the franchisor did not consent to the proposed merger, but proposed that both the Company termination fee and the Parent termination fee be $3,000,000 and that the damages remedy for willful breach be deleted, indicating that ICV's position was that the Parent termination fee needed to be the exclusive remedy for any Parent breach.

        On September 4, 2019, Duff & Phelps held a telephone conference with ICV to discuss, among other things, progress toward a possible transaction and the status of discussions with lenders concerning ICV's debt financing. ICV indicated that it was continuing to provide information to its lenders and that they did not expect to receive a debt commitment letter until at least the week of September 16, 2019 and therefore the execution of the proposed merger agreement would be delayed.

        On September 4, 2019, Mr. Ansley had a telephone conference with the franchisor to, among other things, update them on the status of the proposed transaction and to discuss the franchisor's waiver of its right of first refusal under the terms of the Company's BWW franchise agreements.

        On September 5, 2019, after discussions with management and Duff & Phelps, Dykema proposed to DLA Piper that the merger agreement be revised to include a $4,000,000 Company termination fee, a $5,000,000 Parent termination fee, and a damages cap of $7,000,000 in the event of willful breach.

        On September 6, 2019, DLA Piper provided Dykema with a revised draft of the proposed merger agreement proposing that both the Company termination fee and the Parent termination fee be $3,000,000 and indicating that ICV's position was that both the Company and Parent termination fees to be same, but providing for a $4,000,000 damages cap in the event of willful breach that would only apply in limited circumstances. On September 6, 2019, DLA Piper also provided Dykema with drafts of the limited guarantee, equity commitment letter, voting agreement and restrictive covenants agreement

(collectively, the "ancillary agreements"). On September 6, 2019, management forwarded drafts of the ancillary agreements to the board.

        On September 6, 2019, management provided the board of directors with an update on the status of the discussions concerning the proposed merger agreement and the status of ICV's discussions with its lenders concerning its debt financing.

        On September 9, 2019, management, Duff & Phelps, and Dykema discussed the September 6, 2019 revised draft of the proposed merger agreement. During the call, the importance of the Parent termination fee being as high as possible to minimize closing risk was discussed. It was also discussed that, as indicated by DLA Piper, in order for ICV to agree to a higher Parent termination fee, the Company termination fee would have to be the same amount and the Company would need to agree to delete a damages remedy for willful breach. Dykema was authorized to make a counterproposal to DLA Piper that both the Company termination fee and the Parent termination fee be $4,000,000 and that the damages remedy for willful breach be deleted, which Dykema communicated to DLA Piper on September 9, 2019 by telephone conference followed by providing DLA Piper with a revised draft of the proposed merger agreement.

        On September 9, 2019, Dykema also provided DLA Piper with revised drafts of the ancillary agreements. With respect to the voting agreements, the revised drafts, among other things, provided that the voting agreements would terminate in the event of (i) a change in recommendation by the board that the stockholders vote to approve the transactions contemplated by the merger agreement and (ii) an amendment to the merger agreement, without the prior consent of the executing stockholder, that imposed any restrictions on the right of the Company's stockholders to receive the per share merger consideration or reduced the amount or changed the form of the per share merger consideration.

        On September 10, 2019, the board held a telephonic meeting with management and representatives of Dykema to receive an update on discussions with ICV, review the proposed changes to the proposed merger agreement and ancillary agreements, review an updated financial model from Stephens on a possible debt refinancing structure, and review a draft fairness opinion and draft financial analysis from Duff & Phelps. Management reported that ICV was continuing to work on its debt financing, but expected to receive its debt commitment letter during the week of September 16, 2019. Dykema provided a detailed update on proposed changes to the draft merger agreement and the ancillary agreements and reviewed with the board a detailed summary of the respective proposals and counterproposals of the parties since the previous board meeting. Dykema further discussed the negotiations leading to the proposed condition to closing that the ICV acquisition of JK&T Wings be consummated, and the proposed respective terminations fees. The board concurred with proposed changes to the merger agreement and authorized Dykema, along with management and Duff & Phelps, to continue with the negotiation of the open issues on the proposed merger agreement and ancillary agreements. The board then discussed the updated financial model from Stephens concerning a possible debt refinancing structure in comparison with a possible transaction with ICV.

        On September 11 and 12, 2019, members of management and representatives from Stephens met either in person or by telephone conference with representatives of two institutional lenders to discuss diligence questions and a possible debt refinancing structure.

        During the period from September 12, 2019 through September 20, 2019, Dykema and DLA Piper exchanged two further drafts of the merger agreement, exchanged drafts of the ancillary agreements, and held several discussions to resolve the remaining issues in the merger agreement and the ancillary agreements and to update the Company on the status of ICV's continued discussions with its lenders concerning a debt commitment letter.

        On September 23, 2019, Duff & Phelps had a telephone conference with a representative from ICV to discuss the timing for ICV's expected receipt from its lenders of a debt commitment letter. ICV explained that work toward the debt commitment letter was ongoing, and that it expected to receive the debt commitment letter late in the week of September 30, 2019.

        On September 25, 2019, the Company received a letter from the franchisor waiving its right of first refusal with respect to the proposed acquisition of the Company by ICV. The proposed transaction remained subject to the franchisor's separate consent as required by the Company's BWW franchise agreements.

        On October 1, 2019, a representative of ICV provided Duff & Phelps with an update on the status of the ICV debt commitment letter, indicating that ICV had completed a productive meeting with its participating lenders on September 27, 2019 and that the lenders were proceeding with their respective diligence and approval procedures to complete the debt commitment process. ICV indicated that it expected to receive the debt commitment letter the week of October 14, 2019.

        On October 7, 2019, members of management and a representative from Stephens held a telephone conference with another institutional lender concerning diligence questions and a possible debt refinancing structure. On October 11, 2019, Stephens received a preliminary term sheet for the convertible junior financing component of a possible debt refinancing structure, which remained highly dilutive. None of the institutional lenders with whom Stephens had been in contact concerning a possible debt refinancing structure were willing to proceed further with discussions without entering into an exclusivity agreement (that would preclude continuing discussions with ICV) or the Company agreeing to pay the lender a deposit to cover the lender's expenses.

        On October 8, 2019, the board held a telephonic meeting with members of management and representatives of Duff & Phelps and Dykema to review, among other things, the status of ICV's debt financing commitment. Based on discussions with ICV and some of its participating lenders, Duff & Phelps reported that the lead bank for ICV's debt financing had received its internal approval for the financing and that the debt commitment process for the other participating lenders was proceeding with the goal of providing the debt commitment letter by the end of the week of October 14, 2019.

        On October 15, 2019, the Company disclosed that it had received notice from NASDAQ that the Company had not regained compliance with the minimum $35 million market value requirement for the Company's common stock under listing rule 5550(b)(2) and that, unless the Company requested an appeal of such determination, trading of the Company's common stock would be suspended on October 24, 2019. On October 22, 2019, the Company appealed this determination to a NASDAQ hearings panel which stayed the suspension of the Company's common stock from trading on NASDAQ pending the panel's decision.

        On October 20, 2019, DLA Piper provided Dykema with a draft debt commitment letter. Also on October 20, 2019, the Company's management forwarded a copy of the draft debt commitment letter to the board of directors.

        On October 29, 2019, ICV closed on the acquisition of JK&T Wings. From October 29, 2019 through November 1, 2019, Dykema and DLA Piper finalized the merger agreement, including, among other things, deleting the closing of the JK&T Wings transaction as a condition to closing of the proposed merger, finalized the ancillary agreements and ICV finalized the debt commitment letter with its lenders.

        On November 3, 2019, the board held a telephonic meeting attended by representatives of management, Duff & Phelps and Dykema. Prior to the board meeting, the members of the board were provided with materials relating to the proposed acquisition, including, among other things, current drafts of the merger agreement and the ancillary agreements, a summary of the material terms of the merger agreement and ancillary agreements prepared by Dykema, the Duff & Phelp's financial analysis of the proposed transaction and the draft fairness opinion of Duff & Phelps. The financial analysis prepared by Duff & Phelps included discounted cash flow, comparable public company, precedent transaction, premiums paid and Company trading history analyses. A representative of Dykema indicated that the merger agreement and the ancillary agreements were in final form, and that ICV was prepared to execute the merger agreement after receiving lender signatures to the debt commitment letter. Dykema presented a summary of the material terms of the proposed merger agreement and the ancillary agreements. Representatives from Duff & Phelps then reviewed its financial analyses with the board. Duff & Phelps then rendered to the board an oral opinion that, as of November 3, 2019, and based upon and subject to assumptions, procedures, considerations and limitations upon the review undertaken in preparing its opinion, the proposed consideration of $1.05 per share for all of the outstanding shares of the Company's common stock to be paid to the public stockholders of the Company in the proposed transaction with ICV was fair, from a financial point of view, to such stockholders. The oral opinion of Duff & Phelps and the financial analyses were subsequently confirmed and updated by the delivery after the meeting of a financial analyses and a written opinion, dated November 6, 2019. Additional information pertaining to the fairness opinion of Duff & Phelps is set forth in this section of the proxy statement under the caption "—Opinion of Diversified's Financial Advisor." A representative of Dykema reviewed with the board its fiduciary duties in connection with evaluating the proposed transaction with ICV and reviewed preliminary drafts of resolutions to be considered by the board prior to entry into a definitive merger agreement. The board also reviewed a draft press release.

        At that time, Messrs. Ansley and Ligotti, management and the representatives of Duff & Phelps left the telephonic meeting so that the special committee could consider the proposed transaction and a possible recommendation to the full board to approve of the merger agreement and the transactions contemplated thereby. Members of the special committee then discussed their views on the proposed transaction with ICV, including the reasons in support of the potential transaction, taking into account the risks and uncertainties posed by the other strategic alternatives considered by the Committee over the past several months, including a possible debt refinancing transaction and continued pursuit of the Company's standalone plan. The Committee unanimously determined to recommend that the board of directors approve the proposed transaction with ICV.

        Messrs. Ansley and Ligotti then rejoined the telephonic meeting. Mr. Dusenbery then reported that the special committee unanimously recommended that the board of directors approve the proposed merger agreement and the merger.

        Among other things, the board of directors then, taking into account all of the foregoing and its previous meetings and presentations, unanimously (i) determined that the merger agreement and the transactions contemplated thereby, including the merger, are advisable, fair and in the best interests of, the Company and its stockholders, (ii) declared it advisable to enter into the merger agreement and consummate the merger upon the terms and subject to the conditions set forth therein; (iii) approved the execution, delivery and performance by the Company of the merger agreement and the consummation of the transactions contemplated thereby, including the merger, upon the terms and subject to the conditions set forth therein; (iv) agreed that the merger, upon the terms, and subject to the conditions, contained in the merger agreement, is authorized and approved in accordance with the requirements of the NRS; (v) resolved to recommend that the stockholders of the Company approve the merger agreement in accordance with the NRS and (vi) approved the ancillary agreements.

        Subsequent to the meeting of the board of directors and after confirmation that all lenders had executed ICV's debt commitment letter, on November 6, 2019, the Company, Parent and Merger Sub executed and delivered the merger agreement and the related transaction documents. In addition, Messrs. Ansley and Curtis, respectively, executed voting agreements. Prior to the commencement of trading on NASDAQ on November 6, 2019, the Company issued a press release announcing the execution of the merger agreement.

Recommendation of the Diversified Board of Directors

        After careful consideration, the board, upon the unanimous recommendation of the special committee, has unanimously determined that the merger agreement, the merger and the other transactions contemplated by the merger agreement are fair to, and in the best interests of, the Company and its stockholders and adopted and declared advisable the merger agreement, the merger and the other transactions contemplated by the merger agreement, resolved that the merger agreement be submitted for consideration by the stockholders of the Company at the annual meeting of stockholders and recommended that the stockholders of the Company vote to adopt the merger agreement.

        The board unanimously recommends that you vote (1) "FOR" the proposal to adopt the merger agreement; (2) "FOR" approval of the proposal to adjourn the annual meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the annual meeting to approve the merger proposal or the absence of a quorum and (3) "FOR" approval, by non-binding advisory vote, of the compensation payments that will or may be paid by Diversified to certain named executive officers in connection with the merger contemplated by the merger agreement.

Reasons for the Merger

        A special committee comprised of independent directors of Diversified monitored the negotiation of, and carefully reviewed and considered the terms and conditions of, the merger agreement and the transactions contemplated by the merger agreement. The special committee has unanimously determined that the merger agreement and the transactions contemplated thereby, including the merger, are advisable and fair to and in the best interest of Diversified and its stockholders. The special committee also recommended that Diversified's board of directors approve and declare the advisability of the merger agreement and the transactions contemplated by the merger agreement and recommend that our stockholders adopt the merger agreement.

        The board made its unanimous determination that the merger, the terms of the merger agreement and the other transactions contemplated by the merger agreement are advisable, fair to, and in the best interests of Diversified and its stockholders and adopted and declared advisable the merger agreement, the merger and the other transactions contemplated by the merger agreement based, in part, on the unanimous recommendation of the special committee and after consultation with independent legal and financial advisors and the Company's management. In recommending that stockholders vote in favor of approval of the merger agreement, the board considered a number of factors, including the following (which factors are not intended to be exhaustive and are not necessarily presented in order of relative importance):

        Attractive Value.    The board considered that the per share merger consideration of $1.05 per share provides the Company's stockholders with attractive value for their shares of common stock.

        The board evaluated the current and historical trading prices of the Company's common stock, including the market performance of the Company's common stock relative to other participants in the Company's industry and general market indices, and the historical volatility of the Company's common stock, as compared to the per share merger consideration, including the fact that the per share merger consideration of $1.05 represents a premium of approximately 123% over the closing price per share of the Company's common stock as reported on NASDAQ on November 5, 2019, the last trading day before the public announcement of the signing of the merger agreement, and approximately 111% over to the volume weighted average stock price of the Company's common stock for the 30-consecutive trading day period ended November 5, 2019.

        The board also considered the merger consideration of $1.05 in cash in relation to the various financial analyses prepared by Duff & Phelps with respect to the value of the Company as an independent entity, taking into account the Company's financial projections, as well as the operational risks and challenges associated with the attainment of such projections.

        Best Alternative for Maximizing Stockholder Value.    The board believed that the per share merger consideration was more favorable to the Company's stockholders than the likely value that would result from other strategic alternatives reasonably available to the Company, including a debt refinancing, recapitalization, or remaining an independent public company and pursuing the Company's stand-alone, strategic long-term plan. This belief was based on, among other things, the board of directors' assessment of:

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  the understanding, following discussions with management, of the Company's business, assets, condition (financial and otherwise) and results of operations, the Company's competitive position, the strategic options and prospects and the risks involved in achieving the Company's prospects, the historical and projected financial performance of the Company, and the current economic environment in the casual dining restaurant industry, including recent industry trends and changing competitive dynamics affecting the Company's business and financial results, both on a historical basis and on a prospective basis;

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  the review of the potential impact of industry and macroeconomic factors on the Company's future prospects and ability to achieve its projections, including the following factors: (i) the potential for reduced consumer and business discretionary spending on dining during a potential economic recession and the ability of the Company to withstand the impact of a potential economic recession; (ii) uncertainty around the Company's ability to compete and grow in a highly competitive casual dining restaurant industry; and (iii) the limitations on the ability of the Company as a franchisee to increase the number of its restaurants;

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  the determination, following consultation with Duff & Phelps and Stephens, that in view of the absence of any viable current value maximizing or long-term value creation alternatives that would compare favorably to the merger consideration of $1.05 per share, the merger is the best strategic and investment alternative currently available to the Company's stockholders;

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  the assessment of the risks and uncertainties of continuing on a standalone basis as an independent public company, including the risks inherent in executing the Company's long-range business plan and operating strategy, the Company's competitive position, the compliance costs of continuing as a public company, the risk of being de-listed from NASDAQ, the Company's ability to maintain its compliance with the financial covenants in its Credit Facility, the Company's ability to amend, refinance or replace its Credit Facility that is due and payable in June 2020, the limited very expensive and highly dilutive refinancing alternatives available to the Company and, as a result of these uncertainties, the Company's ability to continue as a going concern, and the risks and uncertainties detailed in the Company's Annual Report on Form 10-K for the fiscal year ended December 30, 2018;

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  the belief that the Company's stock price was not likely to trade at or above the merger consideration for any extended period of time in the foreseeable future based on a consideration of all of the factors enumerated above.

        Process to Evaluate Strategic Alternatives.    The board reviewed and considered the active sale and debt refinancing process undertaken by the Company, including:

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  the comprehensive sale process undertaken by the Company in 2018 and 2019 with the assistance of Duff & Phelps and overseen by the special committee, through which 284 parties were contacted, 63 parties signed confidentiality agreements, four parties submitted preliminary proposals, and two parties submitted letters of intent, but only ICV remained in the process;

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  the comprehensive debt refinancing process undertaken by the Company with the assistance of Stephens and overseen by the special committee, through which nearly 70 prospective bank and institutional lenders were contacted and 50 prospective lenders and investors executed confidentiality agreements, but only a small number of parties submitted preliminary proposals all of which were very expensive and highly dilutive;

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  the fact that, over the approximately 2.5 years leading up to the execution of the merger agreement, the special committee and the board thoroughly explored and evaluated various strategic alternatives, including a sale of the Company through two separate market checks, various debt refinancing and recapitalization transactions, as well as growth acquisition and equity investment transactions or remaining as a stand-alone company, none of which alternatives was more favorable to the Company's stockholders than the merger.

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  there was less overall interest in the Company than originally anticipated at the outset of the sale process; and

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  the board's belief, based on (x) extensive negotiations in which the Company actively sought increases in ICV's proposed purchase price for the Company and (y) ICV's unwillingness to increase its proposed purchase price, that the per share merger consideration represented ICV's "best and final" offer.

        Certainty of Consideration.    The board considered the fact that the per share merger consideration consists solely of cash, providing the Company's stockholders with certainty of value and liquidity upon the completion of the merger, at a significant premium to the trading price of the Company's common stock immediately prior to the public announcement of the merger agreement, particularly when viewed in light of the Company's future prospects, its ability to execute on its long-range business plan as a stand-alone entity, and the market, economic and other risks and uncertainties inherent in owning an equity interest in a public company (many of which are beyond the Company's control).

        Receipt of Fairness Opinion from Duff & Phelps.    The board considered that in connection with the merger, Duff & Phelps rendered its oral opinion, subsequently confirmed in writing, to the effect that, as of November 6, 2019, and based upon and subject to the various factors, assumptions, qualifications, limitations and other matters set forth therein, the per share merger consideration of $1.05 per share in cash to be paid to the public stockholders of the Company was fair, from a financial point of view, to such stockholders, as more fully described below in the section captioned "Proposal 1: The Merger—Opinion of Diversified's Financial Advisor" and which written opinion is attached in its entirety as Annex B to this proxy statement. The summary of the opinion of Duff & Phelps herein is qualified in its entirety by reference to the full text of the opinion. We encourage you to read Duff & Phelps' opinion and the summary of Duff & Phelps' opinion below carefully and in their entirety.

        Speed; Likelihood of Completion; Certainty of Payment.    The board considered its belief that, absent a superior proposal, the merger represents a transaction that would likely be consummated based upon, among other factors:

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  the absence of any financing condition to consummation of the merger;

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  the business reputation and capabilities of ICV and the Parent and the board's perception that ICV and the Parent are willing to devote the resources necessary to complete the merger in an expeditious manner;

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  the obligations of Parent and Merger Sub to close the merger are subject to a limited number of conditions, and the board's belief, in consultation with senior management and legal advisors, that the transactions contemplated by the merger agreement are reasonably likely to be consummated;

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  the fact that there are no antitrust or other expected significant regulatory impediments to completing the merger;

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  the fact that Parent and Merger Sub had obtained debt and equity financing commitments for the merger, the limited number and nature of the conditions to the debt and equity financings, the reputation of the financing sources and the obligation of Parent to use, and to cause its affiliates to use, their reasonable best efforts to obtain the debt financing, each of which, in the reasonable judgment of the board of directors, increases the likelihood of such financings being completed.

        Opportunity for the Company's Stockholders to Vote.    The board considered the fact that the merger would be subject to the approval of the Company's stockholders, and that the stockholders would be free to evaluate the merger and vote for or against the adoption of the merger agreement at the annual meeting.

        Support of the Company's Largest Stockholder.    The board considered the fact that T. Michael Ansley, Executive Chairman of the board, acting President and Chief Executive Officer, the Company's founder and largest stockholder agreed to support the merger pursuant to a voting agreement he entered into with Parent. A description of the voting agreement is provided below in the Section captioned "Proposal 1: The Merger—The Voting Agreements".

        Opportunity to Receive Alternative Proposals, Change Board Recommendation and Terminate the Transaction in Order to Accept a Superior Proposal.    The board considered the terms of the merger agreement permitting the Company to receive unsolicited alternative proposals, and the other terms and conditions of the merger agreement including:

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  the Company's right, subject to certain conditions, to respond to and negotiate with parties that make unsolicited acquisition proposals that are made prior to the time the Company's stockholders approve the proposal to adopt the merger agreement;

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  the provision of the merger agreement that allows the board to change its recommendation to stockholders to approve the merger agreement, subject to certain conditions, if such recommendation is inconsistent with the board's fiduciary duties under applicable law;

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  the provision in the merger agreement allowing the board to terminate the merger agreement relating to a superior proposal, subject, in specified cases, to payment of a termination fee of $4,000,000: and

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  the board's belief that the $4,000,000 termination fee payable by the Company upon its termination of the merger agreement to accept a superior proposal (i) is reasonable in light of the overall terms of the merger agreement and the benefits of the merger and (ii) would not preclude another party from making a competing proposal.

        Voting Agreements.    The board of directors considered the terms of the voting agreements, which will terminate upon certain circumstances, including (i) upon termination of the merger agreement, (ii) a Company board recommendation change expressly permitted by the merger agreement or (iii) any amendment to, or waiver under, the merger agreement that decreases or changes the form of consideration to be received by the Company's stockholders.

        Specific Performance and Monetary Damages.    The board considered that if Parent breaches the merger agreement or fails to complete the merger when required to do so, the Company will be entitled, in certain circumstances and subject to the limitations and conditions in the merger agreement, to seek specific performance or monetary damages. In the event the transactions are not consummated in certain circumstances, Parent will be required to pay the Company a termination fee of $4,000,000 for such failure to consummate the merger;

        In its deliberations concerning the merger and the other transactions contemplated by the merger agreement, the board also considered and balanced against the factors potentially weighing in favor of the merger a number of uncertainties, risks, restrictions and other factors potentially weighing against the merger, including the following (which are not necessarily presented in order of relative importance):

  •
  the fact that following the consummation of the merger, the stockholders will have no ongoing equity participation in the Company and will cease to participate in the Company's future earnings or growth, if any, and will not benefit from increases, if any, in the value of the Company following the merger;

  •
  the risk that there can be no assurance that all conditions to the parties' obligations to complete the merger will be satisfied, and as a result, it is possible that the merger may not be completed even if the merger agreement is approved by the Company's stockholders;

  •
  the risks and costs to the Company if the merger is delayed or not consummated for any reason, including the diversion of management and employee attention, potential employee attrition and the potential disruptive effect on business relationships;

  •
  the fact that the announcement and pendency of the merger, or failure to complete the merger, may have a negative impact on the Company's sales and operating results and the ability of the Company to attract and retain key management and other personnel;

  •
  the fact that the Company's directors, officers and employees have expended, and will continue to expend, extensive efforts to consummate the merger and the other transactions contemplated by the merger agreement and that such persons have experienced and will continue to experience distractions from their employment duties related to the Company's day-to-day operations during the pendency of the merger;

  •
  the risk of incurring substantial expenses related to the consummation of the merger, including in connection with any potential litigation related to the merger;

  •
  the possibility that the $4,000,000 termination fee payable by the Company to Parent upon the termination of the merger agreement under certain circumstances could discourage other potential acquirers from making a competing proposal, although our board believed that the termination fee was reasonable in amount and would not unduly deter any other party that might have a genuine interest in acquiring the Company;

  •
  the requirement that the Company pay Parent a termination fee of $4,000,000 under certain circumstances following termination of the merger agreement;

  •
  the receipt of the merger consideration by Company stockholders who are U.S. persons will generally be subject to U.S. federal income tax;

  •
  the absence of dissenters' rights under Nevada law;

  •
  the restrictions imposed by the terms of the merger agreement on the conduct of the Company's business prior to completion of the merger, which, although customary in tenor and scope, may delay or prevent the Company from undertaking certain capital expenditures, seeking additional financing or pursuing certain business opportunities that may arise, or from taking other actions it would otherwise take with respect to the operations of the Company, pending completion of the merger, and the resultant potential negative effect on the Company if the merger is not consummated; and

  •
  the fact that certain officers and directors of the Company may have interests in the merger that may be different from, or in addition to, the interests of the other stockholders, as described in more detail under "Proposal 1: The Merger—Interests of the Company's Directors and Executive Officers in the Merger".

  •
  the risk that the merger might not be completed due to failure of Parent to obtain the debt financing required for the merger.

  •
  the fact that the market price of shares of our common stock could be affected by many factors, including: (i) if the merger agreement is terminated, the reason or reasons for such termination and whether such termination resulted from factors adversely affecting the Company; (ii) the possibility that, as a result of the termination of the merger agreement, possible acquirers may consider the Company to be an unattractive acquisition candidate; and (iii) the possible sale of shares of our common stock by short-term investors following an announcement that the merger agreement was terminated.

  •
  the fact that completion of the merger is subject to the satisfaction of certain closing conditions that are not within the Company's control, including that no Material Adverse Effect (as defined in the merger agreement and described in the section of this proxy statement entitled "The Merger Agreement—Conditions That Must Be Satisfied or Waived for the Merger to Occur beginning on page 96 of this proxy statement) on the Company has occurred.

        After taking into account all of the factors set forth above, as well as others, the board concluded that the risks, uncertainties, restrictions and potentially negative factors associated with the merger were outweighed by the potential benefits of the merger to our stockholders.

        The above discussion of the information and factors considered by the board is not intended to be exhaustive, but indicates the material matters considered. In reaching its determination and recommendation, the board based its recommendation on the totality of information presented and did not quantify, rank or assign any relative or specific weight to any of the foregoing factors, and individual members of the board may have considered various factors differently. The board did not undertake to make any specific determination as to whether any specific factor, or any particular aspect of any factor, supported or did not support its ultimate recommendation. Moreover, in considering the information and factors described above, individual members of the board each applied his own personal business judgment to the process and may have given differing weights to differing factors. The board based its unanimous recommendation on the totality of the information presented. The explanation of the factors and reasoning set forth above contain forward-looking statements that should be read in conjunction with the section of this proxy statement entitled "Cautionary Statement Concerning Forward-Looking Statements."

Prospective Financial Information

        The Company does not, as a matter of general practice, publicly disclose financial projections due to the difficulty of predicting the Company's results. The Company is especially wary of making such projections for extended periods into the future due to, among other reasons, the unpredictability of the underlying assumptions and estimates. However, in connection with the Company's review of strategic alternatives, including a potential sale of the Company, the Company provided the board and Duff & Phelps with certain non-public, unaudited prospective financial information prepared by Company management for the fiscal years ending 2019 through 2023. This prospective financial information was provided by Company management and was relied upon and used as the basis for the financial analyses conducted by Duff & Phelps and summarized below in "Opinion of Diversified's Financial Advisor."

        A summary of this financial information (collectively, the "Company Projections") is provided below only to provide stockholders of the Company with access to certain prospective financial information concerning the Company that was made available to the board and Duff & Phelps, as described herein. The Company Projections were not prepared with a view for public disclosure, but rather solely for internal use of the Company. The Company Projections are not included in this proxy statement in order to influence any stockholder of the Company to make any decision regarding the proposals relating to the transactions contemplated by the merger agreement or for any other purpose, and readers of this proxy statement are cautioned not to place any reliance on the Company Projections included herein.

        The Company Projections included in this proxy statement are the responsibility of the Company's management. The Company Projections represent the Company's reasonable estimates and good faith judgments as to the future growth and financial performance of the Company, including forecasts of revenues and Adjusted EBITDA, that the Company believed were reasonable at the time the Company Projections were prepared, taking into account relevant information available at the time. However, this information is not fact and should not be relied upon as being necessarily indicative of actual future results. Although a summary of the Company Projections is presented with numerical specificity, it reflects numerous assumptions and estimates made by the Company's management, including assumptions and estimates with respect to future industry performance, general business, economic, regulatory, litigation, market and financial conditions, and matters specific to the Company's business, all of which are difficult to predict and many of which are beyond the Company's control. The Company Projections reflect the subjective judgment of the Company's management in many respects and, thus, are susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. As such, the Company Projections constitute forward-looking statements and are subject to risks and uncertainties that could cause actual results to differ materially from the results forecasted in such prospective information, including the factors described under "Cautionary Statement Concerning Forward-Looking Statements," the Company's performance, industry performance, general business and economic conditions, customer requirements, competition, adverse changes in applicable laws, regulations or rules, and the various risks set forth in the reports filed by the Company with the SEC. The Company Projections cover multiple years and such information by its nature becomes less reliable with each successive year. In addition, the Company Projections will be affected by the Company's ability to achieve strategic goals, objectives and targets over the applicable periods. The Company Projections also reflect assumptions of the Company's management as to certain business decisions that are subject to change. In addition, the Company Projections do not take into account any circumstances or events occurring after the date that they were prepared and do not give effect to the merger. As a result of each of the foregoing, the Company cannot assure you that the estimates and assumptions made in preparing the Company Projections will prove accurate, that the projected results will be realized or that actual results will not be significantly higher or lower than projected results. Such prospective financial information cannot, therefore, be considered a guaranty of future operating results, and this information should not be relied on as such.

        The Company Projections include certain non-GAAP measures (including Adjusted EBITDA) because the Company believed such measures would be useful to the board and Duff & Phelps in evaluating the prospects of the Company. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in accordance with GAAP, including net income from continuing operations. The Company's calculations of these non-GAAP measures may differ from others in its industry and are not necessarily comparable with information presented under similar sounding captions used by other companies.

        The Company Projections were not prepared with a view toward complying with GAAP, the published guidelines of the SEC regarding projections and the use of non-GAAP financial measures, or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. In addition, the Company Projections are unaudited and neither the Company's independent registered public accounting firm, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the

Company Projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and they assume no responsibility for, and disclaim any association with, the Company Projections.

        The inclusion of the Company Projections should not be regarded as an admission, representation or indication that any of the board, the independent directors, the Company, the Company's management, Duff & Phelps, any of their respective legal and financial advisors or any other person considered, or now considers, the forecasts to be material or a reliable prediction of future results, and the Company Projections should not be relied upon as such. In fact, the board and the Company's management view the Company Projections as non-material because of the inherent risks and uncertainties associated with such long range forecasts.

        No representation or warranty was made in the merger agreement concerning prospective financial information, including the Company Projections. The Company Projections should only be evaluated in conjunction with the historical financial statements and other information regarding the Company contained in its public filings with the SEC.

        The Company does not intend to update or otherwise revise the Company Projections to reflect any condition, circumstance or event existing after the date they were prepared or to reflect the occurrence of any future event (including any failure of the transactions contemplated by the merger agreement to occur), even in the event that any or all of the assumptions underlying the Company Projections are in error or are no longer appropriate. In light of the foregoing factors and uncertainties inherent in the Company Projections, readers of this proxy statement are cautioned not to place any reliance on the portions of the Company Projections set forth below.

Company Projections (August 2019)
FY 2019E to FY 2023E
($ in millions)

	Fiscal Year Ending December(1)
	2019E	2020E	2021E	2022E	2023E
Revenues	$158.0	$160.6	$164.6	$168.7	$172.9
Restaurant-Level Expenses(2)	$134.4	$135.9	$139.0	$142.1	$145.4
Restaurant-Level EBITDA	$23.6	$24.6	$25.6	$26.5	$27.5
General & Administrative Expenses(3)	$6.5	$5.8	$5.9	$6.0	$6.1
Adjusted EBITDA	$17.0	$18.8	$19.7	$20.5	$21.4
Public Company expenses	$1.5	$1.5	$1.5	$1.5	$1.5
Adjusted EBITDA After Public Company Expenses	$18.6	$20.4	$21.2	$22.1	$23.0

(1)
Amounts in this table may not add due to rounding.

(2)
Restaurant-Level Expenses consist of cost of sales, restaurant operating expenses, some marketing and advertising costs and excludes depreciation and amortization.

(3)
General & Administrative Expenses excludes non-recurring expenses.

Reconciliation of Non-GAAP Financial Measures

        Certain of the measures included in the Company Projections may be considered non-GAAP financial measures. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by the Company may not be comparable to similarly titled amounts used by other companies. These non-GAAP measures are included in this proxy statement because such information was made available to the board and Duff & Phelps and used in the process leading to the execution of the merger agreement, as described elsewhere in this proxy statement. Reconciliations of certain of these measures are provided below. The figures included in the reconciliation are part of the Company Projections, and are subject to and should be read together with the disclosures above.

        Restaurant-Level EBITDA.    Restaurant-Level EBITDA represents net loss plus the sum of non-restaurant specific general and administrative expenses, loss on property and equipment disposals, depreciation and amortization, other income and expenses, interest, taxes and non-recurring expenses.

        Adjusted EBITDA.    Adjusted EBITDA represents net loss plus the sum of loss on property and equipment disposals, depreciation and amortization, other income and expenses, interest, taxes and non-recurring expenses.

        Adjusted EBITDA After Public Company Expenses.    Adjusted EBITDA After Public Company Expenses represents net income adjusted for public company expenses, including but not limited to stock exchange fees and legal and professional fees related to being a public company, plus the sum of depreciation and amortization, other income and expenses, interest, taxes, and non-recurring expenses.

        A reconciliation of the Non-GAAP financial measures is provided below:

Company Projections (August 2019)
FY 2019E to FY 2023E
($ in millions)

	Fiscal Year Ending December(1)
	2019E	2020E	2021E	2022E	2023E
Net income	$1.6	$5.1	$8.5	$10.6	$12.6
+ Loss from discontinued operations
+ Income tax (benefit) expense	$0.2	$—	$—	$—	$—
+ Interest expense	$5.8	$5.1	$4.4	$3.7	$3.0
+ Other income, net	$(0.5)	$(0.1)	$(0.1)	$(0.1)	$(0.1)
+ Depreciation and amortization	$9.9	$8.7	$6.9	$6.3	$6.0
+ Non-recurring expenses (Restaurant-level)	$0.1	$—	$—	$—	$—

Adjusted EBITDA	$17.1	$18.8	$19.7	$20.5	$21.4

+ Public Company expenses	$1.5	$1.5	$1.5	$1.5	$1.5

Adjusted EBITDA After Public Company Expenses	$18.6	$20.3	$21.2	$22.0	$22.9

+ General and administrative	$6.5	$5.8	$5.9	$6.0	$6.1
+ Public Company expenses	$(1.5)	$(1.5)	$(1.5)	$(1.5)	$(1.5)

Restaurant-Level EBITDA	$23.6	$24.6	$25.6	$26.5	$27.5

(1)
Amounts in this table may not add due to rounding.

Opinion of Diversified's Financial Advisor

        On July 16, 2019, the Company engaged Duff & Phelps LLC ("Duff & Phelps") to serve as an independent financial advisor to the board (solely in their capacity as such) to provide an opinion as to the fairness, from a financial point of view, to the public stockholders of the Company (excluding certain cancelled shares) of the per share merger consideration to be received by such holders in the merger (without giving effect to any impact of the merger on any particular stockholder other than in its capacity as a stockholder) pursuant to the merger agreement.

        On November 3, 2019, representatives of Duff & Phelps reviewed with the board its financial analysis of the per share merger consideration, responded to questions from the board and orally rendered its opinion, that as of November 3, 2019 and based upon and subject to the assumptions, qualifications and limiting conditions in preparing its oral opinion that the proposed purchase per share merger consideration to be received by the stockholders of the Company (excluding certain cancelled shares) in the merger (without giving effect to any impact of the merger on any particular stockholder other than in its capacity as a stockholder) pursuant to the merger agreement) was fair, from a financial point of view, to such holders. The oral opinion of Duff & Phelps and the financial analysis were subsequently confirmed and updated by the delivery of a financial analysis and a written opinion (the "Opinion") to the board that, as of November 6, 2019 and based upon and subject to the assumptions, qualifications and limiting conditions contained in the Opinion, and discussed with the board, the merger consideration to be received by the stockholders of the Company (excluding certain cancelled shares) in the merger (without giving effect to any impact of the merger on any particular stockholder other than in its capacity as a stockholder) pursuant to the merger agreement was fair, from a financial point of view, to such holders.

        The full text of the Opinion of Duff & Phelps dated November 6, 2019, is attached as Annex B to this proxy statement and is incorporated herein by reference. The full text of the Opinion sets forth a description of the assumptions made, procedures followed, matters considered and qualifications and limitations undertaken in connection with rendering the Opinion. Duff & Phelps provided its Opinion for the benefit and use of the board (solely in its capacity as such) in connection with its evaluation of the per share merger consideration from a financial point of view, and does not address any other aspect of the merger or any related transaction. The Duff & Phelps Opinion does not address the merits of the underlying decision by the Company to engage in the merger, including in comparison to other strategies or transactions that might be available to the Company or in which the Company might engage. The Opinion does not constitute advice or a recommendation to any stockholder as to how any stockholder should act on any other matter. The Company encourages you to read the Opinion carefully and in its entirety.

        Duff & Phelps was not requested to, and it did not, recommend the specific consideration payable in the merger or that any given consideration constituted the only appropriate consideration in the merger. The type and amount of per share merger consideration payable in the merger were determined through negotiations between the Company and ICV, and the decision to enter into the merger was solely that of the board. Duff & Phelps' Opinion and financial analyses were one of many factors considered by the board in its evaluation of the merger. In connection with the Opinion, Duff & Phelps made such reviews, analyses and inquiries as it deemed necessary and appropriate under the circumstances, including information provided by the Company's management in the course of discussions relating to the merger as more fully described below. Duff & Phelps also took into account its assessment of general economic, market and financial conditions, as well as its experience in securities and business valuation, in general, and with respect to similar transactions, in particular. In arriving at its Opinion, Duff & Phelps did not make or obtain any evaluations or appraisals of the assets or liabilities (contingent, off-balance sheet or otherwise) of the Company. Duff & Phelps' procedures, investigations, and financial analyses with respect to the preparation of the Opinion included, but were not limited to, the items summarized below:

  •
  Reviewed the following documents:

  •
  The Company's annual reports and audited financial statements on Form 10-K filed with the SEC for the years ended December 31, 2015 through December 31, 2018 and the Company's draft unaudited interim financial statements for the fiscal quarter ended September 30, 2019 included in the Company's draft Form 10-Q, which was received by Duff & Phelps on October 31, 2019;

  •
  Unaudited pro forma financial information for the Company for the years ended December 31, 2015 through December 31, 2018 and the nine months ended September 30, 2019, which the Company's management identified as being the most current financial statements available;

    •
    Other internal documents relating to the history, current operations, and probable future outlook of the Company, including the Company Projections, provided to us by management of the Company (the "Management Financial Information");

    •
    The Confidential Information Memorandum for Diversified Restaurant Holdings, Inc., dated as of Winter 2018, and The Diversified Restaurant Holdings, Inc. Management Presentation, dated as of February 2019;

    •
    The status update, dated as of December 31, 2018, and two presentations to the special committee, dated as of February 13, 2019 and July 10, 2019;

    •
    A letter dated November 3, 2019 from the management of the Company which made certain representations as to historical financial statements, financial projections and the underlying assumptions; and

    •
    Documents related to the merger, including a draft, dated as of October 25, 2019, of the merger agreement;

  •
  Discussed the information referred to above and the background and other elements of the merger with the management of the Company;

  •
  Reviewed the historical trading price and trading volume of the Company's common stock, and the publicly traded securities of certain other companies that Duff & Phelps deemed relevant;

  •
  Performed certain valuation and comparative analyses using generally accepted valuation and analytical techniques including a discounted cash flow analysis, an analysis of selected public companies that Duff & Phelps deemed relevant, and an analysis of selected transactions that Duff & Phelps deemed relevant; and

  •
  Conducted such other analyses and considered such other factors as Duff & Phelps deemed appropriate under the circumstances.

        In performing its analyses and rendering the Opinion with respect to the merger, Duff & Phelps, with the Company's consent:

  •
  Relied upon the accuracy, completeness, and fair presentation of all information, data, advice, opinions and representations obtained from public sources or provided to it from private sources, including the Company's management, and did not independently verify such information;

  •
  Relied upon the fact that the board and the Company have been advised by counsel as to all legal matters with respect to the merger, including whether all procedures required by law to be taken in connection with the merger have been duly, validly and timely taken, and did not independently verify such information;

  •
  Assumed that any estimates, evaluations, forecasts and projections furnished to Duff & Phelps, including forward-looking statements, Management Financial Information and their underlying assumptions, were reasonably prepared and based upon the best currently available information and good faith judgment of the person furnishing the same, and Duff & Phelps expressed no opinion with respect to such projections or the underlying assumptions;

  •
  Assumed that information supplied and representations made by the Company's management were substantially accurate and reliable regarding the Company and the merger;

  •
  Assumed that the representations and warranties made in the merger agreement were substantially accurate and reliable;

  •
  Assumed that the final versions of all documents reviewed by Duff & Phelps in draft form conformed in all material respects to the drafts reviewed;

  •
  Assumed that there has been no material change in the assets, liabilities, financial condition, results of operations, business, or prospects of the Company since the date of the most recent financial statements and other information made available to Duff & Phelps and that there was no information or facts that would make the information reviewed by Duff & Phelps incomplete or misleading;

  •
  Assumed that all of the conditions required to implement the merger will be satisfied and that the merger will be completed in accordance with the merger agreement without any amendments thereto or any waivers of any terms or conditions thereof; and

  •
  Assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the merger will be obtained without any adverse effect on the Company or the contemplated benefits expected to be derived in the merger.

        To the extent that any of the foregoing assumptions or any of the facts on which the Opinion was based contain errors, inaccuracies or prove to be untrue in any material respect, the Opinion cannot and should not be relied upon. Furthermore, in Duff & Phelps' analysis and in connection with the preparation of the Opinion, Duff & Phelps made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of any party involved in the merger.

        Duff & Phelps delivered its oral opinion to the board on November 3, 2019 and the Opinion to the board on November 6, 2019 and the Opinion is limited to the fairness, from a financial point of view and as of the date of the Opinion, of the per share merger consideration to be received by the public stockholders (excluding certain cancelled shares) of the Company in the merger (without giving effect to any impact of the merger on any particular stockholder other than in its capacity as a stockholder) pursuant to the merger agreement. The Opinion was necessarily based upon market, economic, financial and other conditions as they existed and could be evaluated as of such date, and Duff & Phelps disclaimed any undertaking or obligation to advise any person of any change in any fact or matter affecting the Opinion which may come or be brought to the attention of Duff & Phelps after November 6, 2019. Duff & Phelps is under no obligation to update, revise, reaffirm or withdraw the Opinion, or otherwise comment on or consider events occurring after the issuance of the Opinion.

        Duff & Phelps did not evaluate the Company's solvency or conduct an independent appraisal or physical inspection of any specific assets or liabilities (including any contingent, derivative, off-balance sheet assets or liabilities or otherwise).

        Duff & Phelps did not express any opinion as to the market price or value of the common stock (or anything else) after the announcement or the consummation of the merger. The Opinion should not be construed as a valuation opinion, credit rating, solvency opinion, analysis of the Company's creditworthiness, tax advice or accounting advice. Duff & Phelps did not make, and assumed no responsibility to make, any representation, or render any opinion, as to any legal matter.

        In rendering the Opinion, Duff & Phelps did not express any opinion with respect to the amount or nature of any compensation to any of the Company's officers, directors, or employees, or any class of such persons, relative to the per share merger consideration to be received by the public stockholders (excluding certain cancelled shares) of the Company in the merger (without giving effect to any impact of the merger on any particular stockholder other than in its capacity as a stockholder) pursuant to the merger agreement, or with respect to the fairness of any such compensation. Duff & Phelps Opinion did not express any view on, and did not address, any other term or aspect of the merger agreement or the merger or any term or aspect of any other agreement or instrument contemplated by the merger agreement or entered into or amended in connection with the merger, including any ongoing obligations of the Company, the allocation of the consideration, or the fairness of the merger to, or any consideration received in connection therewith by, any holder of any other class of securities, creditors, or other constituencies of the Company.

        Duff & Phelps provided the Opinion solely for the use and benefit of the board in connection with its consideration of the merger. The Opinion (i) did not address the merits of the underlying business decision to enter into the merger versus any alternative strategy or transaction; (ii) did not address any transaction related to the merger; (iii) was not a recommendation as to how the board or any stockholders should vote or act with respect to any matters relating to the merger, or whether to proceed with the merger or any related transaction, and (iv) did not indicate that the per share merger consideration received is the best possibly attainable under any circumstances. Instead, the Opinion states whether the per share merger consideration to be received by public stockholders (excluding certain cancelled shares) of the Company in the merger is within a range suggested by certain financial analyses. The decision as to whether to proceed with the merger or any related transaction may depend on an assessment of factors unrelated to the financial analyses on which the Opinion is based.

  Summary of Financial Analyses Performed by Duff & Phelps

        Set forth below is a summary of the material financial analyses performed by Duff & Phelps in connection with the delivery of the Opinion to the board, as described above. This summary is qualified in its entirety by reference to the full text of the Opinion, attached hereto as Annex B. While this summary describes the analyses and factors that Duff & Phelps deemed material in its presentation to the board, it is not a comprehensive description of all analyses and factors considered by Duff & Phelps, and the order of analyses described does not represent relative importance or weight given to those analyses by Duff & Phelps. The preparation of a fairness opinion is a complex process that involves various determinations as to appropriate and relevant methods of financial analyses and the application of these methods to the particular circumstances. Therefore, neither the Opinion nor Duff & Phelps' underlying analysis is susceptible to partial analysis or summary description. In arriving at its Opinion, Duff & Phelps did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Duff & Phelps' analyses must be considered as a whole and selecting portions of its analyses and individual factors considered by it in rendering the Opinion, without considering all analyses and factors, could create a misleading or incomplete view of the evaluation process underlying the Opinion. The conclusion reached by Duff & Phelps was based on all analyses and factors taken as a whole, and also on the application of Duff & Phelps' own experience and judgment.

        No company, business or transaction used in the financial analyses is identical to the Company, its business or the transaction, and an evaluation of the results of those analyses is not entirely mathematical. Rather, the financial analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the public trading or other values of the companies or business segments analyzed. Assumptions and estimates contained in Duff & Phelps' financial analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than those suggested by its analyses. In addition, financial analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold. In arriving at its fairness determination, Duff & Phelps considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Duff & Phelps made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. Accordingly, the assumptions and estimates used in, and the results derived from, Duff & Phelps' financial analyses are inherently subject to substantial uncertainty. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of the Company, Duff & Phelps or any other person assumes responsibility if future results are materially different from those forecast. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before November 6, 2019, and is not necessarily indicative of current market conditions

        The financial analyses summarized below include information presented in tabular format. In order for Duff & Phelps' financial analyses to be fully understood, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses undertaken by Duff and Phelps. Considering the data below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Duff & Phelps' financial analyses.

  Valuation Analyses

        As part of its analyses, Duff & Phelps performed an enterprise valuation analysis of the Company using generally accepted valuation methodologies. Duff & Phelps considered a discounted cash flow analysis, selected public companies analysis, and a selected merger and acquisition transactions analysis.

  Discounted Cash Flow Analysis

        Duff & Phelps performed a discounted cash flow analysis of the projected unlevered free cash flows of the Company for the fiscal years ending December 31, 2019 through December 31, 2023. Duff & Phelps defined "free cash flow" as cash that is available to distribute to all security holders of the Company or to reinvest in the Company's business. The discounted cash flow analysis was used to determine the net present value of projected unlevered free cash flows utilizing an appropriate cost of capital for the discount rate, which reflects the relative risk associated with these cash flows as well as the rates of return that investors could expect to realize on alternative investment opportunities with similar risk profiles to the Company.

        Duff & Phelps calculated the Company's projected unlevered free cash flows by taking its projected earnings before interest and taxes, subtracting taxes, adding back depreciation, and subtracting capital expenditures and the investment in net working capital. Duff & Phelps calculated the terminal value in 2023 using a perpetuity growth formula by capitalizing the normalized fiscal year ending 2023 free cash flow using a 2.0% terminal growth rate. Duff & Phelps discounted the Company's projected unlevered free cash flows to present value using a range of the Company's weighted average cost of capital from 14.00% - 15.00%, which was calculated utilizing the Capital Asset Pricing Model.

        For purposes of its discounted cash flow analysis, Duff & Phelps utilized and relied upon the Management Financial Information, which provided a financial forecast for the fiscal years ending December 31, 2019 through December 31, 2023. For further information regarding the Management Financial Information and Company Projections, see the section of this proxy statement entitled "Proposal 1: The Merger—Prospective Financial Information."

        Duff & Phelps performed three separate discounted cash flow analyses and applied a range to the add-back of public company expenses of 25%, 50%, and 75%.

        Based on these assumptions, the discounted cash flow analysis indicated an estimated enterprise value for the Company of approximately $114.3 million to approximately $128.2 million.

        Based on the estimated enterprise value range for the Company summarized above, Duff & Phelps also calculated implied multiples of enterprise value of the Company to the Company's:

  •
  revenue for the latest twelve months ended September 30, 2019 (referred to as "LTM Revenue"),

  •
  earnings before interest, taxes, depreciation, and amortization, based on an add-back of 50% of public company expenses ("Adjusted EBITDA") for the latest twelve months ended September 30, 2019 (referred to as "LTM Adjusted EBITDA"),

  •
  projected Adjusted EBITDA for fiscal year 2019 (referred to as "2019P Adjusted EBITDA"), and

  •
  projected Adjusted EBITDA for fiscal year 2020 (referred to as "2020P Adjusted EBITDA")

        This analysis indicated the following:

Implied Enterprise Value Multiples
LTM Revenue	0.74x - 0.82x
LTM Adjusted EBITDA(1)	7.0x - 7.5x
2019P Adjusted EBITDA(1)	6.5x - 7.0x
2020P Adjusted EBITDA(1)	5.9x - 6.4x

(1)
Adjusted EBITDA based on add-back of 50% of public company expenses

  Selected Public Companies Analysis

        Duff & Phelps compared certain financial performance metrics of the Company to corresponding data and ratios from seven publicly traded companies in the domestic restaurant operator industry and four publicly traded companies in the restaurant concept franchisee industry (collectively, the "selected public companies"). The selected public companies reviewed were:

  Domestic Restaurant Operators

  •
  BBQ Holdings, Inc.;

  •
  BJ's Restaurants, Inc.;

  •
  Bloomin' Brands, Inc.;

  •
  Brinker International, Inc.;

  •
  Shake Shack Inc.;

  •
  Texas Roadhouse, Inc.; and

  •
  The Cheesecake Factory Incorporated

  Restaurant Concept Franchisees

  •
  Alsea, S.A.B. de C.V.;

  •
  Arcos Dorados Holdings Inc.;

  •
  BK Brasil Operação e Assessoria a Restaurantes S.A.; and

  •
  Carrols Restaurant Group, Inc.

        Although none of these selected public companies is directly comparable to the Company, Duff & Phelps reviewed these companies based on their relative similarity, primarily in terms of business model and primary customer end markets, to the Company. For purposes of its analysis, Duff & Phelps used certain publicly available historical financial data and consensus equity analyst estimates for the selected public companies.

        The table below summarizes certain observed trading multiples and historical and projected financial performance of the selected public companies as of November 1, 2019.

		Selected Public Companies
	Company(1)	Mean	Median
Revenue Growth
3-YR CAGR	1.9%	6.2%	6.7%
LTM	0.7%	9.0%	7.4%
2019P	3.2%	14.0%	6.9%
2020P	1.6%	12.0%	9.6%
2021P	2.5%	8.2%	6.6%
EBITDA Growth
3-YR CAGR	–9.5%	8.2%	8.8%
LTM	–4.5%	–0.8%	–0.5%
2019P	8.9%	–0.4%	3.8%
2020P	8.6%	13.5%	10.5%
2021P	4.4%	13.9%	9.1%
EBITDA Margin
3-YR AVG	12.6%	11.2%	11.3%
LTM	10.7%	10.3%	10.1%
2019P	11.4%	10.0%	10.0%
2020P	12.2%	10.1%	9.9%
2021P	12.4%	10.5%	9.9%
Enterprise Value as a Multiple of
LTM EBITDA		11.9x	8.6x
2019P EBITDA		11.6x	9.0x
2020P EBITDA		9.9x	7.8x
2021P EBITDA		8.7x	7.5x
LTM Revenue		1.33x	0.86x

LTM = Last Twelve Months

CAGR = Compounded Annual Growth Rate

EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization

Enterprise Value = as applicable, market capitalization of common stock, plus management equity, plus indebtedness, minus operating lease liabilities, plus liquidation preference of preferred stock, plus minority interest, minus cash & equivalents, minus non-operating assets

(1)
Adjusted EBITDA metrics are based on add-back of 50% of public company expenses

Source: S&P Capital IQ, SEC filings and Company filings

  Selected Mergers and Acquisitions Transactions Analysis

        Duff & Phelps reviewed the target companies involved in seventeen selected merger and acquisition transactions listed in the below table (collectively, the "selected transactions"). The selection of these transactions was based, among other things, on the target company's industry, the relative size of the transaction compared to the merger, and the availability of public information related to the selected transaction.

Date of Announcement	Target	Acquiror
April 10, 2019	Papa Murphy's Holdings, Inc.	MTY Franchising USA, Inc.
February 1, 2019	Undisclosed(1)	Undisclosed
January 23, 2019	Redcomb Pubs Ltd	Young & Co.'s Brewery, P.L.C.
December 5, 2018	Undisclosed(1)	Undisclosed
November 5, 2018	Bojangles', Inc.	The Jordan Company; Dimensional Capital
October 31, 2018	Grupo Vips Franchising, S.L.	Food Service Project, S.L.
April 1, 2018	Undisclosed(1)	Undisclosed
November 27, 2017	Buffalo Wild Wings, Inc.	Arby's Restaurant Group, Inc.
October 16, 2017	Ruby Tuesday, Inc.	NRD Capital Management, LLC
March 27, 2017	Cheddar's Inc.	Darden Restaurants, Inc.
January 1, 2017	Undisclosed(1)	Undisclosed
December 20, 2016	Undisclosed(1)	Undisclosed
October 1, 2015	18 Buffalo Wild Wings locations	Diversified Restaurant Holdings, Inc.
August 19, 2015	Undisclosed(1)	Undisclosed
June 25, 2015	Frisch's Restaurants, Inc.	NRD Capital Management, LLC
May 21, 2015	Undisclosed(1)	Undisclosed
January 9, 2015	Undisclosed(1)	Undisclosed

(1)
Deal metrics provided by Duff & Phelps proprietary research

        For each of the selected transactions, Duff & Phelps calculated the enterprise value of the target company implied by each such transaction by the target company's LTM EBITDA and LTM Revenue.

        This analysis indicated (i) enterprise value to LTM EBITDA multiples ranging from 5.5x to 13.2x, with a median of 8.0x and a mean of 8.3x, and (ii) enterprise value to LTM revenue multiples ranging from 0.34x to 2.04x, with a median of 1.05x and a mean of 1.04x.

        Duff & Phelps performed two separate selected public companies and selected transactions analyses and applied a range to the add-back of public company expenses of 25% and 75%. Duff & Phelps applied multiples of 6.0x to 7.0x, 5.5x to 6.5x, and 5.0x to 6.0x to the Company's Adjusted EBITDA, based on an add-back of 25% of public company expenses, for the LTM, FY2019P, and FY2020P periods of $16.3 million, $17.7 million, and $19.2 million, respectively, based on the Management Financial Information provided by the Company, which implied an enterprise value of $98.0 million to $114.3 million, $97.2 million to $114.8 million, and $96.1 million to $115.3 million for the LTM, FY2019P and FY2020P periods, respectively. Duff & Phelps averaged these values to arrive, after rounding, at an implied enterprise value of $97.1 million to $114.8 million.

        Duff & Phelps applied multiples of 6.0x to 7.0x, 5.5x to 6.5x, and 5.0x to 6.0x to the Company's Adjusted EBITDA, based on an add-back of 75% of public company expenses, for the LTM, FY2019P, and FY2020P periods of $17.1 million, $18.4 million, and $20.0 million, respectively, based on the Management Financial Information provided by the Company, which indicated an enterprise value of $102.6 million to $119.7 million, $101.4 million to $119.8 million, and $99.9 million to $119.9 million for the LTM, FY2019P and FY2020P periods, respectively. Duff & Phelps averaged these values to arrive, after rounding, at an indicated enterprise value of $101.3 million to $119.8 million.

        Based on the assumptions, the selected public companies and selected transactions analysis indicated an estimated enterprise value for the Company of approximately $97.1 million to $119.8 million.

        None of the selected public companies or the target companies in the selected mergers and acquisitions transactions analysis is identical to the Company, and Duff & Phelps does not have access to non-public information regarding those companies. Accordingly, a complete valuation analysis cannot be limited to a quantitative review of the selected public companies or the companies that were acquired in the selected mergers and acquisitions transactions analysis and involves complex considerations and judgments concerning differences in financial and operating characteristics of such companies and targets, as well as other factors that could affect their value relative to the Company.

Valuation of Federal Net Operating Losses

        The Company has generated net operating losses that could be used to offset future taxable income. These tax benefits would be significantly limited in a change of control transaction; however, these tax benefits have incremental value to the Company and were included in Duff & Phelps' analysis. Because the Company expects to generate taxable income in the projection period based on the Management Financial Information, the effective federal net operating loss carryforward use was projected by the Company's management subject to limitation under Internal Revenue Code Section 382. The federal tax savings associated with this tax shield were discounted at the Company's estimated levered cost of equity, as calculated using the Capital Asset Pricing Model.

Summary of Analyses

        The range of indicated enterprise values for the Company derived from the discounted cash flow analysis was approximately $114.3 million to approximately $128.2 million. The range of indicated enterprise values for the Company derived from the selected public companies analysis and the selected mergers and acquisitions transactions analysis was approximately $97.1 million to approximately $119.8 million. After taking an average, Duff & Phelps' selected enterprise value was approximately $105.7 million to approximately $124.0 million.

        Based on the selected enterprise value range, Duff & Phelps arrived at a concluded enterprise value of approximately $110.5 million to approximately $129.0 million by adjusting the selected enterprise value as follows:

  •
  Adding the present value of the federal net operating loss tax benefits, as provided by the Company's management, ranging from approximately $977 thousand to approximately $1.018 million;

  •
  Adding the present value of the tax amortization benefits associated with the Company's goodwill and intangible assets, as provided by the Company's management, ranging from approximately $4.7 million to approximately $4.9 million; and

  •
  Subtracting the present value of after-tax restructuring expenses, as provided by the Company's management, of approximately $853 thousand.

        Based on the concluded enterprise value range, Duff & Phelps estimated the range of common equity value of the Company to be approximately $20.2 million to approximately $38.7 million by adjusting the concluded enterprise value as follows:

  •
  Adding the Company's cash and equivalents of approximately $4.1 million as of September 30, 2019, as provided by the Company's management; and

  •
  Subtracting the Company's indebtedness (inclusive of accrued interest) of approximately $94.4 million as of September 30, 2019, as provided by the Company's management.

  Summary Conclusion

        Based on the foregoing analyses and the amount of outstanding common stock as of November 1, 2019, as provided by the Company's management, Duff & Phelps estimated the implied value of each share of common stock to range from approximately $0.61 to approximately $1.16. Duff & Phelps noted that the merger consideration of $1.05 per share of common stock was within the range of the per share values indicated by its analysis.

        The Opinion and financial analyses were only one of the many factors considered by the board in its evaluation of the merger and should not be viewed as determinative of the views of the board.

  Miscellaneous

        The issuance of the Opinion was approved by Duff & Phelps' fairness review committee.

        Duff & Phelps is a premier global valuation and corporate finance advisor that is regularly engaged to provide financial advisory services, including fairness opinions, in connection with mergers and acquisitions, leveraged buyouts, going-private transactions and recapitalization transactions. Since 2005, Duff & Phelps has rendered over 845 fairness opinions in transactions aggregating more than $334 billion and is regularly engaged in the valuation of businesses and securities in the preparation of fairness opinions in connection with mergers, acquisitions and other strategic transactions.

        Duff & Phelps, and its affiliate Duff & Phelps Securities LLC ("Duff & Phelps Securities"), in the past have provided investment banking and other financial services to the Company unrelated to the merger, for which each of Duff & Phelps and Duff & Phelps Securities have received compensation. During the two-year period prior to the date of its Opinion, Duff & Phelps acted as the Company's financial advisor in connection with a proposed transaction, which did not close. In connection with that engagement (the "Prior Engagement Fee"), Duff & Phelps received a $50,000 non-refundable retainer deposit from the Company (after taking into account a credit of $25,000 applied to such amount), and did not collect the balance of its fee under that engagement as the proposed transaction terminated prior to the balance becoming due. For its services in connection with the delivery of the Opinion to the board, the Company agreed to pay Duff & Phelps a fee (the "Fairness Opinion Fee") in the amount of $250,000, $75,000 of which became payable upon execution of its engagement letter and the balance of which became payable when it informed the board that it was prepared to deliver the Opinion, and of this fee, Duff & Phelps provided the Company a total credit of $50,000, $25,000 of which was credited against the $75,000 retainer deposit and $25,000 of which was credited against the balance due. The terms of the fee arrangements with Duff & Phelps, which the Company believes are customary in transactions of this nature, were negotiated at arm's length, and the board was aware of these fee arrangements. No portion of Duff & Phelps' fee was contingent upon either the conclusion expressed in the Opinion or whether or not the merger is successfully consummated. The Company has also agreed to pay Duff & Phelps' reasonable out-of-pocket expenses and to provide customary indemnification. In addition, during the two-year period prior to the date of its Opinion, Duff & Phelps Securities was engaged as financial advisor to the board of Directors to provide financial and market related advice and assistance as appropriate in connection with a proposed transaction, and its related process, and for its services, received payment (the "Retainer") of $25,000 along with certain other expenses, to be credited against the Transaction Fee (as hereinafter defined). For its services in connection with acting as a financial advisor to the Company in connection with the merger, Duff & Phelps Securities will receive a fee of approximately $1.63 million for its services (the "Transaction Fee"), against which the Retainer, Fairness Opinion Fee and Prior Engagement Fee shall be credited. Payment of the Transaction Fee is contingent upon consummation of the merger. Other than as described above, during the two years preceding the date of this Opinion, Duff & Phelps has not had any material relationship with any party to the merger for which compensation has been received or is intended to be received, nor is any such material relationship or related compensation mutually understood to be contemplated.

Limited Guarantee

        Concurrently with the execution of the merger agreement, ICV Partners IV, L.P., a Delaware limited partnership (which we refer to in this proxy statement as the "Guarantor") entered into a limited guarantee with the Company, pursuant to which it agreed to guarantee Parent's obligations to pay, if due, any termination fee and certain other obligations as set form in the limited guarantee, subject to the terms and conditions set forth in the limited guarantee. Subject to certain exceptions, the limited guarantee will terminate upon the earliest of:

  •
  the consummation of the closing of the merger;

  •
  payment in full and in cash of the obligations to pay, if due, any termination fee and certain other specified payments under the merger agreement;

  •
  the three-month anniversary of the termination of the merger agreement under circumstances under which the Parent would not be obligated to pay a termination fee; and

  •
  the six-month anniversary of any termination of the merger agreement in accordance with its terms, unless the Company shall have commenced a suit or action against the Guarantor alleging that its obligations to pay under the limited guarantee are due and owing from the Guarantor.

No Financing Condition; Fees and Expenses

        Parent or Merger Sub's obligations under the merger agreement are not subject to any condition regarding Parent's, Merger Sub's, or any other person's ability to obtain financing to complete the transactions contemplated in the merger agreement. Parent has delivered to the Company a fully executed commitment letter by and among the lending parties thereto confirming their respective commitments to provide Parent with debt financing in connection with the transactions contemplated in the merger agreement. Parent has also delivered to the Company a fully executed commitment letter from ICV Partners IV, L.P. confirming its commitment to provide equity financing in connection with the transactions contemplated in the merger agreement. We anticipate that the total amount of funds necessary to complete the merger and the other transactions contemplated by the merger agreement will be approximately $130 million. These funds include the funds needed to pay our stockholders the amount due under the merger agreement.

        We anticipate that the customary fees and expenses to be incurred by Diversified in connection with the transactions contemplated by the merger agreement will be approximately $2.3 million.

Interests of the Company's Directors and Executive Officers in the Merger

        In considering the recommendations of the board with respect to the merger, the Company's stockholders should be aware that the Company's directors and executive officers have certain interests, including financial interests, in the merger that may be different from, or in addition to, the interests of the Company's stockholders generally. The board was aware of these interests and considered them, among other matters, in approving the merger agreement, and in making its recommendation that the Company's stockholders approve the merger. See the sections in this proxy statement entitled "Proposal 1: The Merger—Background of the Merger" and "Proposal 1: The Merger—Reasons for the Merger;" above. These interests are described in more detail below, and certain of them are quantified in the narrative and the table below.

  Treatment of Company Equity Awards

        Company Options.    Immediately prior to the effective time, there will be no outstanding options to purchase shares of Diversified common stock under any Diversified stock plan.

        Company Restricted Shares.    Immediately prior to the effective time, each outstanding award of restricted stock will vest and be cancelled and converted into the right to receive (without interest) an amount in cash equal to the total number of shares of Diversified common stock subject to such award immediately prior to the effective time multiplied by the per share merger consideration, less applicable withholding taxes.

        Company Equity Plans and Employee Stock Discount Purchase Plan.    The Diversified equity compensation plans, including the Diversified Employee Stock Discount Purchase Plan, will terminate immediately following the effective time, contingent upon the occurrence of the effective time.

        Quantification of Payments.    For an estimate of the amounts that would be payable to each of the Company's named executive officers on settlement of their unvested Company equity awards, see "—Quantification of Payments and Benefits to the Company's Named Executive Officers" below. The estimated aggregate amount that would be payable to the Company's two named executive officers in settlement of their unvested equity-based awards if the effective time occurred and they experienced a qualifying termination of employment on December 19, 2019 is $267,983. We estimate that the aggregate amount that would be payable to the Company's five non-employee directors for their unvested Company equity awards received for board service if the effective time occurred on December 19, 2019 is $223,997.

  Settlement Agreements

        Each of David G. Burke, former President, Chief Executive Officer and Director and Phyllis A. Knight, former Chief Financial Officer executed settlement agreements in connection with their resignations effective June 27, 2019. Pursuant to their settlement agreements, in the event that Diversified is purchased or merges or engages in any transaction constituting a change of control under their respective settlement agreement, when such transaction is closed any remaining sums owing to Burke and Knight, respectively, under their settlement agreement shall become accelerated and immediately due and owing.

  No Post-Closing Arrangements with Management

        There are no post-closing arrangements or agreements, including employment agreements, with executive officers of the Company contemplated in the merger agreement.

  Indemnification; Directors' and Officers' Insurance

        Pursuant to the merger agreement, from and after the effective time, Parent will indemnify certain persons, including the Company's directors and executive officers. In addition, for a period of not less than six years from the effective time, Parent will maintain an insurance and indemnification policy for the benefit of certain persons, including the Company's directors and executive officers.

  Quantification of Payments and Benefits to the Company's Named Executive Officers

        The table below sets forth the amount of payments and benefits that each of the Company's named executive officers would receive in connection with the merger, assuming that the merger were consummated and Mr. Ansley and Mr. Curtis experienced a qualifying termination on the closing date of the merger. The amounts below are determined using the per share merger consideration of $1.05 and are based on multiple other assumptions that may or may not actually occur or be accurate on the relevant date, including the assumptions described in the footnotes to the table. As a result of the foregoing assumptions, the actual amounts, if any, to be received by a named executive officer may materially differ from the amounts set forth below.

	Golden Parachute Compensation
Name	Cash ($)1	Equity ($)2	Pension / NQDC ($)	Perquisites / Benefits ($)	Total ($)
T. Michael Ansley	—	—	—	—	—
Jason T. Curtis	—	$267,983	—	—	$267,983
David G. Burke	$261,585	—	—	—	$261,585
Phyllis A. Knight	$190,723	—	—	—	$190,723

(1)
The amounts listed in this column represent the value of cash payments owed to Mr. Burke and Ms. Knight, respectively, pursuant to settlement agreements entered into between them and the Company in regards to their respective resignations as Chief Executive Officer and Director and Chief Financial Officer. In accordance with the settlement agreements all sums owing to them under the settlement agreements are due and payable upon the consummation of the merger, as set forth in more detail above in the section "—Interests of the Company's Directors and Executive Officers in the Merger—Settlement Agreements".

(2)
The amounts listed in this column represent the value of outstanding restricted stock awards held by the named executive officer that, pursuant to the terms of the merger agreement, will vest and be cancelled and converted into the right to receive (without interest) the per share merger consideration, as set forth in more detail above in the section "—Interests of the Company's Directors and Executive Officers in the Merger—Treatment of Company Equity Awards".

Litigation Relating to the Merger

        Diversified is not aware of any pending litigation related to the merger as of the date of this proxy statement.

Material U.S. Federal Income Tax Consequences of the Merger

        The following is a general discussion of the material U.S. federal income tax consequences of the merger to U.S. holders (as defined below) of common stock whose shares are exchanged for cash pursuant to the merger. This discussion does not address U.S. federal income tax consequences with respect to holders other than U.S. holders. This discussion is based on the provisions of the Internal Revenue Code of 1986, as amended (referred to in this proxy statement as the "Code"), applicable U.S. Treasury Regulations promulgated thereunder, judicial opinions and administrative rulings and published positions of the Internal Revenue Service (referred to in this proxy statement as the "IRS"), each as in effect as of the date hereof. These authorities are subject to change or differing interpretations, possibly on a retroactive basis, and any such change or interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. This discussion is for general information purposes only and does not purport to be a complete analysis of all potential tax consequences. This discussion does not address any tax consequences arising under the unearned income Medicare contribution tax pursuant to the Health Care and Education Reconciliation Act of 2010 or the Foreign Account Tax Compliance Act of 2010 (including the Treasury Regulations promulgated thereunder and intergovernmental agreements entered into pursuant thereto or in connection therewith), nor does it address any tax considerations under state, local or foreign tax laws or U.S. federal tax laws other than those pertaining to the U.S. federal income tax. This discussion is not binding on the IRS or the courts and, therefore, could be subject to challenge, which could be sustained. No ruling is intended to be sought from the IRS with respect to the merger.

        For purposes of this discussion, the term "U.S. holder" means a beneficial owner of common stock that is for U.S. federal income tax purposes:

  •
  a citizen or individual resident of the United States;

  •
  a corporation, or other entity classified as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

  •
  a trust if (1) a court within the United States is able to exercise primary supervision over the trust's administration, and one or more U.S. persons are authorized to control all substantial decisions of the trust, or (2) such trust has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person; or

  •
  an estate the income of which is subject to U.S. federal income tax regardless of its source.

        This discussion applies only to U.S. holders of shares of common stock who hold such shares as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment). Further, this discussion does not purport to consider all aspects of U.S. federal income taxation that may be relevant to a U.S. holder in light of its particular circumstances, or that may apply to U.S. holders subject to special treatment under U.S. federal income tax laws (including, for example, insurance companies, dealers or brokers in securities or foreign currencies, traders in securities who elect to apply the mark-to-market method of accounting, holders subject to the alternative minimum tax, U.S. holders that have a functional currency other than the U.S. dollar, tax-exempt organizations, tax-qualified retirement plans, banks and other financial institutions, mutual funds, certain former citizens or former long-term residents of the United States, partnerships (or other entities or arrangements treated as partnerships for U.S. federal income tax purposes), S corporations or other pass-through entities or investors in such partnerships, S corporations or other pass-through entities, real estate investment trusts, regulated investment companies, U.S. holders who hold shares of common stock as part of a hedge, straddle, constructive sale, conversion or other integrated transaction, a holder required to accelerate the recognition of any item of gross income with respect to our common stock as a result of such income being recognized on an applicable financial statement, and U.S. holders who acquired their shares of common stock through the exercise of employee stock options or other compensation arrangements). This discussion also does not address the U.S. federal income tax consequences to holders of shares of common stock who exercise appraisal rights in connection with the merger under the NRS.

        If a partnership (including for this purpose any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of common stock, the tax treatment of a partner in such partnership will generally depend on the status of the partners and the activities of the partnership. If you are, for U.S. federal income tax purposes, a partner in a partnership holding shares of common stock, you should consult your tax advisor.

        This discussion of material U.S. federal tax consequences is for general information purposes only and is not tax advice. Holders of common stock are urged to consult their own tax advisors to determine the particular tax consequences to them of the merger, including the applicability and effect of the alternative minimum tax, the unearned income Medicare contribution tax and any other U.S. federal, or state, local, foreign or other tax laws.

        The receipt of cash by U.S. holders in exchange for shares of common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. In general, for U.S. federal income tax purposes, a U.S. holder who receives cash in exchange for shares of common stock pursuant to the merger will recognize gain or loss in an amount equal to the difference, if any, between (1) the amount of cash received and (2) the U.S. holder's adjusted tax basis in its shares of common stock. A U.S. holder's adjusted tax basis in its shares of common stock is generally the amount paid for such shares of common stock (less the amount of any distribution received by such holder treated as a tax-free return of capital).

        Any such gain or loss will be long-term capital gain or loss if a U.S. holder's holding period in the shares of common stock surrendered in the merger is greater than one year as of the date of the merger. Long-term capital gains of certain non-corporate holders, including individuals, are generally subject to U.S. federal income tax at preferential rates. The deductibility of capital losses is subject to limitations. If a U.S. holder acquired different blocks of common stock at different times or different prices, such U.S. holder must determine its adjusted tax basis and holding period separately with respect to each block of common stock.

Information Reporting and Backup Withholding

        Payments made in exchange for shares of common stock pursuant to the merger may be subject, under certain circumstances, to information reporting and backup withholding (currently at a rate of 24%). To avoid backup withholding, a U.S. holder that does not otherwise establish an exemption should complete and return to the applicable withholding agent a properly completed and executed IRS Form W-9, certifying under penalties of perjury that such U.S. holder is a "United States person" (within the meaning of the Code), that the taxpayer identification number provided is correct and that such U.S. holder is not subject to backup withholding.

        Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or credited against a holder's U.S. federal income tax liability, if any, provided that such holder furnishes the required information to the IRS in a timely manner.

Approvals Required for the Merger

        To complete the merger and the other transactions contemplated by the merger agreement, Parent and Diversified will make certain filings, submissions and notices to governmental entities. Parent and Diversified have agreed to use their best efforts to obtain the consents and to make all required filings with, and to give all required notices to, the applicable governmental entities. Parent and Merger Sub have agreed that the making of any required filings or obtaining any required consent from a governmental entity and third parties is their obligation and that they will take and cause their affiliates to take all actions and to do, or cause to be done, all things necessary, proper or advisable to obtain all approvals necessary to complete the merger and the other transactions contemplated by the merger agreement. Parent and Diversified are not currently aware of any material governmental filings, authorizations, approvals or consents that are required prior to the parties' consummation of the merger. The consent of the franchisor to, among other things, the consummation of the transactions contemplated by the merger agreement is required to consummate the merger. There can be no assurance, however, if and when any of the approvals to be obtained for the merger and the other transactions contemplated by the merger agreement will be obtained or as to the conditions or limitations that such approvals may contain or impose. See the section of this proxy statement entitled "The Merger Agreement—Consents and Approvals."

Delisting and Deregistration of the Company Common Stock

        If the merger is completed, the Company common stock will be delisted from NASDAQ and deregistered under the Exchange Act.

No Dissenters' Rights

        In general, dissenters' rights are statutory rights that, if applicable, under law, enable stockholders to dissent from an extraordinary transaction, such as a merger, and to demand that the corporation pay the fair value for their shares as determined by a court in a judicial proceeding instead of receiving the consideration offered to stockholders in connection with the extraordinary transaction.

        Section 92A.390 of the NRS provides that shareholders of a Nevada corporation such as Diversified have the right, in some circumstances, to dissent from certain corporate action and to instead demand payment of the fair value of their shares. However, stockholders who are receiving only cash for their shares of stock do not have dissenters' rights with respect to (i) shares of any class of stock listed on a national securities exchange as of the record date, (ii) shares of any class of stock traded in an organized market that has at least 2,000 stockholders and a market value of at least $20,000,000, exclusive of the value of such shares held by the corporation's subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent of such shares, and (iii) shares issued by an open end management investment company registered with the SEC and which may be redeemed at the option of the holder at net asset value.

        Diversified stockholders are only receiving cash for their shares of Diversified common stock in the merger and shares of Diversified common stock are listed as of the record date, on NASDAQ a national securities exchange; therefore, holders of Diversified common stock will not be entitled to dissenters' rights in the merger with respect to their shares of Diversified common stock.

The Voting Agreements

        This section describes the material terms of the voting agreements. The description of the voting agreements in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the complete text of the voting agreements. A form of the voting agreements is attached as Annex C to this proxy statement and is incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the voting agreements that is important to you. We encourage you to read the form of voting agreement carefully and in its entirety.

        Concurrently with and as a condition to Parent's execution of the merger agreement, on November 6, 2019, each of T. Michael Ansley, a Diversified director, Executive Chairman of the board, Acting President and Chief Executive Officer, and Jason T. Curtis, Chief Operating Officer entered into a voting agreement with Parent pursuant to which Mr. Ansley and Mr. Curtis each agreed, among other things, to vote their shares of Diversified common stock (i) in favor of the adoption of the merger agreement and any matter that would reasonably be expected to facilitate the merger (including any adjournment of any meeting of the stockholders of Diversified in order to solicit additional proxies in favor of the adoption of the merger agreement) and (ii) against any acquisition proposal and any other matter that would reasonably be expected to impede, interfere with, delay, postpone or adversely affect the merger or any of the transactions contemplated by the merger agreement in any material respect. Mr. Ansley and Mr. Curtis who are the parties to the voting agreements collectively owned, at the date of the merger agreement, approximately 33.7% of the total shares of outstanding Diversified common stock.

        Additionally, each of Mr. Ansley and Mr. Curtis has granted Parent an irrevocable proxy (subject to the terms and conditions set forth in the voting agreements) to vote the shares of Diversified common stock held by such stockholder in the manner and circumstances described above.

        Subject to the terms therein, the voting agreements will terminate upon the earlier to occur of (i) the first business day following the date on which the requisite vote of Diversified's common stockholders is obtained to approve the consummation of the merger; (ii) the termination of the merger agreement in accordance with its terms; (iii) the occurrence of a change in recommendation; or (iv) the amendment of the merger agreement without the prior written consent of Mr. Ansley or Mr. Curtis, respectively, in a manner that imposes any restrictions on the right of Diversified's stockholders to receive the per share merger consideration or reduces the amount or changes the form of the per share merger consideration.

Restricted Covenants Agreement

        In connection with the merger agreement, on November 6, 2019 Mr. Ansley entered into a restrictive covenants agreement with Parent pursuant to which beginning on the date of the restrictive covenants agreement and ending on the third anniversary of the closing of the merger (the "restricted period") and in the restricted territory (as defined below), Mr. Ansley shall not, and shall not cause any person under his control to:

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  engage in, or assist others in engaging in, any:

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  restaurant that sells or offers to dispense prepared food products and beverages the same or similar to the type sold in franchisor restaurants,

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  sports entertainment-orientated restaurant (as defined below) or bar business, or

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  business that predominantly sells or offers to dispense prepared chicken wings or legs;

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  establish, participate in or own any financial, beneficial or other interest in any business (including, without limitation, any division, group or franchise of a larger organization) which, at the time Mr. Ansley first participates in such business, engages (or to Mr. Ansley's knowledge, proposes to engage) in the business described in the preceding bullet, a "competing business"; or

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  make any loan to or for the benefit of, render any managerial, marketing or other advice or assistance to, or permit Mr. Ansley's name to be used in connection with any person that directly or indirectly engages in any competing business.

        In addition, Mr. Ansley agreed that during the restricted period he would not, in any capacity, and shall cause any person under his control not to (and he shall not otherwise assist any person to) directly or indirectly:

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  induce or attempt to induce any employee or consultant to Diversified or any of its subsidiaries to leave the employ or engagement of Diversified or any of its subsidiaries, or in any way knowingly interfere with the relationship between Diversified or any of its subsidiaries and any of their respective employees or independent contractors;

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  employ, engage, recruit, hire or solicit for employment or engagement, any employee, consultant, franchisee or independent contractor of Diversified or any of its subsidiaries who as of the date of the restrictive covenants agreement was an employee, consultant, franchise or independent contractor of Diversified or any of its subsidiaries;

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  solicit or induce or attempt to induce any supplier or other material business relation of Diversified or any of its subsidiaries as of the date of the restrictive covenants agreement each, a "business relation" to cease or refrain from doing business with Diversified or any of its subsidiaries, or in any way knowingly interfere with the relationship between any such business relation; or

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  in any way knowingly interfere with the relationship between any business relation and Diversified, any of its subsidiaries or any of its affiliates.

        For purposes of the restricted covenants agreement, "restricted territory" means the premises at which Diversified or any of its affiliates operated a sports entertainment-orientated restaurant at any time prior to the date of the restrictive covenants agreement, and a five (5) mile radius extending from any such location, other than in the state of Florida.

        For purposes of the restricted covenants agreement, "sports entertainment-orientated restaurant" means a casual or fast casual restaurant with (i) projection programming or broadcasting, (ii) subscribed programming and/or (iii) more than five (5) screens, or any screen larger than 50 inches diagonal available for the viewing of different events or available as a guest interfacing tool to promote social interactions.

THE MERGER AGREEMENT

        The summary of the material provisions of the merger agreement below and elsewhere in this proxy statement is qualified in its entirety by reference to the merger agreement, a copy of which is attached to this proxy statement as Annex A. This summary may not contain all of the information about the merger agreement that is important to you and this summary and the merger agreement attached to this proxy statement as Annex A are not intended to provide factual information about the parties to the merger agreement or any of their respective subsidiaries or affiliates. We urge you to read carefully the merger agreement in its entirety as it is the legal document governing the merger. The merger agreement contains representations and warranties that the parties have made to each other as of specific dates. The assertions embodied in the representations and warranties in the merger agreement were made solely for purposes of the merger agreement and the transactions and agreements contemplated thereby among the parties thereto and may be subject to important qualifications and limitations agreed to by the parties thereto in connection with negotiating the terms thereof. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC, and the assertions embodied in the representations and warranties contained in the merger agreement (and summarized below) are qualified by information in disclosure schedules provided by Diversified to Parent and by Parent and Merger Sub to Diversified in connection with the signing of the merger agreement and by certain information contained in certain of Diversified' s filings with the SEC. These disclosure schedules and SEC filings contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the merger agreement. In addition, information concerning the subject matter of the representations and warranties may have changed or may change after November 6, 2019 and subsequent developments or new information qualifying a representation or warranty may have been included in this proxy statement. You are not a third-party beneficiary to the merger agreement, and in reviewing the representations, warranties and covenants contained in the merger agreement or any descriptions thereof in this summary, it is important to bear in mind that such representations, warranties and covenants or any descriptions thereof were not intended by the parties to the merger agreement to be characterizations of the actual state of facts or condition of Diversified, Parent or Merger Sub or any of their respective subsidiaries or affiliates.

        In addition, if specific material facts arise that contradict the representations and warranties in the merger agreement, Diversified will disclose those material facts in the public filings that it makes with the SEC in accordance with, and to the extent required by, applicable law. Accordingly, the representations and warranties in the merger agreement and the description of them in this proxy statement should not be read alone, but instead should be read in conjunction with the other information contained in the reports, statements and filings Diversified publicly files with the SEC. Such information can be found elsewhere in this proxy statement and in the public filings Diversified makes with the SEC, as described in the section entitled "Where You Can Find Additional Information" beginning on page 125 of this proxy statement.

The Merger

        The merger agreement provides that, subject to the terms and conditions of the merger agreement, at the effective time, Merger Sub will be merged with and into Diversified and, as a result, the separate corporate existence of Merger Sub will cease, and Diversified will continue as the surviving corporation and become a subsidiary of Parent.

        The closing of the merger will occur on the second business day after all of the closing conditions set forth in the merger agreement (other than those conditions that by their nature are to be satisfied at the closing, but subject to the fulfillment or (to the extent permitted by applicable law) waiver of those conditions at closing, have been satisfied or (to the extent permitted by applicable law) waived in accordance with the merger agreement or at such other time as Diversified and Parent may agree in writing. See "—Conditions That Must Be Satisfied or Waived for the Merger to Occur" below. The merger will become effective upon the date and time of the filing of articles of merger with the Nevada

Secretary of State or such later date and time as is agreed upon in writing by the parties and specified in the articles of merger in accordance with the NRS.

Effects of the Merger

        The directors of Merger Sub at the effective time shall, from and after the effective time be the directors of the surviving corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the charter and bylaws of the surviving corporation.

Merger Consideration

        At the effective time, by virtue of the merger, and without any action on the part of Diversified, Parent, Merger Sub or the holders of any of Diversified's securities, each share of Diversified common stock issued and outstanding immediately prior to the effective time (other than shares of Diversified common stock owned by Parent, Merger Sub or any other direct or indirect wholly owned subsidiary of Parent and shares owned by Diversified and in each case not held on behalf of third parties) will be converted into the right to receive $1.05 per share in cash, without interest (which we refer to as the "per share merger consideration" in this proxy statement).

        The per share merger consideration to be paid for each share of Diversified common stock will be equitably adjusted to reflect the effect of certain changes in the number of outstanding shares of common stock of Diversified common shares (or securities convertible or exchangeable into or exercisable for shares of common stock of Diversified) that are issued and outstanding after the date of the merger agreement and prior to closing or changes in the securities or classes of securities, including by reason of any reclassification, stock split (including reverse stock split), stock dividend or distribution, recapitalization, merger, issuer tender or exchange offer, or other similar transaction.

        At the effective time, each share of Diversified common stock held by Parent, Merger Sub or any of Parent's direct or indirect wholly owned subsidiaries or Diversified, will, in each case, be cancelled and cease to exist, and no consideration will be delivered in exchange for those shares.

        Each share of common stock of Merger Sub issued and outstanding immediately prior to the effective time will be converted into one share of common stock of the surviving corporation and together shall constitute the only outstanding shares of capital stock of the surviving corporation.

Surrender of Diversified Shares

        At the effective time, Parent will deposit, or cause to be deposited with the paying agent, a cash amount in immediately available funds sufficient in the aggregate to provide all funds necessary for the paying agent to pay the aggregate per share merger consideration.

        As soon as reasonably practicable after the effective time (and in no event more than four business days following the effective time), the surviving corporation will cause the paying agent to mail or otherwise provide to each holder of record of Diversified common stock a letter of transmittal and instructions for use in effecting the surrender of book-entry shares or certificates (or affidavits of loss in lieu of the certificates) to the paying agent.

        Upon surrender of a certificate representing shares of Diversified common stock to the paying agent in accordance with the terms of the transmittal materials and instructions, the holder of such certificate will be entitled to receive in exchange therefor, and Parent shall instruct the paying agent to pay and deliver in exchange therefore as promptly as reasonably practicable, a cash amount in immediately available funds (after giving effect to any required tax withholdings) equal to the product obtained by multiplying (A) number of shares of Diversified common stock represented by such certificate (or affidavit of loss in lieu of the certificate as provided in the merger agreement) by (B) the per share merger consideration and the certificate of such holder so surrendered will be cancelled. No interest will be paid or accrued on any amount payable upon due surrender of the certificates.

        Any holder of book-entry shares will not be required to deliver a certificate representing shares of Diversified common stock or an executed letter of transmittal to the paying agent to receive the aggregate per share merger consideration that such holder is entitled to receive as a result of the merger. In lieu thereof, each holder of record of one or more book-entry shares will, upon receipt by the paying agent of an "agent's message" in customary form, be entitled to receive and Parent shall cause the paying agent to pay and deliver as promptly as practicable after the effective time, a cash amount in immediately available funds (after giving effect to any required tax withholdings) equal to the product obtained by multiplying (A) the number of shares of Diversified common stock represented by such book-entry shares by (B) the per share merger consideration and the book entry shares of such holder so surrendered shall be cancelled. No interest will be paid or accrued on any cash amount payable upon due surrender of the book-entry shares.

        In the event of a transfer of ownership of shares of Diversified common stock that is not registered in the transfer records of Diversified or if payment of the applicable per share merger consideration is to be made to a person other than the person in whose name the surrendered certificate or book-entry share is registered, a check for any cash to be exchanged upon due surrender of the certificate or book-entry share may be issued to such transferee or other person if the certificate or book-entry share formerly representing such shares of Diversified common stock is presented to the paying agent accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable transfer or other similar taxes have been paid or are not applicable.

        If any of the per share merger consideration remains unclaimed by Diversified stockholders for 12 months after the effective time, such cash will be delivered to the surviving corporation. Any holder of shares of Diversified common stock who has not previously complied with the exchange procedures in the merger agreement will thereafter be entitled to look to the surviving corporation for the per share merger consideration (after giving effect to any required tax withholdings) upon due surrender of its certificates representing shares of Diversified common stock (or affidavits of loss in lieu of such certificates) or acceptable evidence of book entry shares, without any interest thereon.

        The Parent and the surviving corporation will be entitled to deduct and withhold from the per share merger consideration otherwise payable to any holder of shares of Diversified common stock, options, or restricted stock, such amounts as it is required to deduct and withhold by applicable law. To the extent that amounts are so withheld by Parent or the surviving corporation such withheld amounts (i) will be promptly remitted by such party to the applicable governmental entity, and (ii) will be treated for all purposes of the merger agreement as having been paid to the holder of such securities.

        If any certificate representing shares of Diversified common stock has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed and, if reasonably required by Parent, the posting by such person of a bond in customary amount and upon such terms as may be required by Parent as indemnity against any claim that may be made against it or the surviving corporation with respect to such certificate, the paying agent will issue a check in the amount (after giving effect to any required tax withholdings) equal to the product obtained by multiplying (i) the number of shares of Diversified common stock represented by such lost, stolen or destroyed share certificates by (ii) the applicable per share merger consideration.

Treatment of Diversified Stock Options and Other Equity-Based Awards

        Immediately prior to the effective time, there will be no outstanding options to purchase shares of Diversified common stock under any Diversified stock plan.

        Immediately prior to the effective time, each outstanding award of restricted stock under any Diversified stock plan will automatically and without any required action on the part of the holder thereof, become immediately vested and be cancelled and will only entitle the holder of such award to receive (without interest), at or promptly after the effective time, an amount in cash equal to the product of (x) the total number of shares of Diversified common stock subject to such award immediately prior to the effective time multiplied by (y) the per share merger consideration, less applicable taxes required to be withheld with respect to such payment.

        Immediately prior to the effective time, in accordance with the terms of Diversified's Employee Stock Discount Purchase Plan (i) the administrator thereof shall determine the date on which the then-current offering period, if any, shall terminate; (ii) the administrator shall ensure that no offering period under Diversified's Employee Stock Discount Purchase Plan shall be commenced on or after the date of the merger agreement; (iii) if the effective time shall occur prior to the end of the offering period in existence under Diversified's Employee Stock Discount Purchase Plan on the date of the merger agreement, the administrator shall cause a new exercise date to be set under Diversified' s Employee Stock Discount Purchase Plan, which date shall be the business day immediately prior to the anticipated closing date of the merger; (iv) the administrator shall prohibit participants in Diversified's Employee Stock Discount Purchase Plan from altering their payroll deductions from those in effect on the date of the merger agreement (other than to discontinue their participation in Diversified' s Employee Stock Discount Purchase Plan in accordance with the terms and conditions of Diversified's Employee Stock Discount Purchase Plan); and (v) accumulated payroll deductions on such date shall be used to purchase the applicable number of shares of Diversified common stock. Diversified's Employee Stock Discount Purchase Plan will terminate immediately following the effective time; provided that such termination shall be contingent upon the occurrence of the effective time.

        After the effective time all Diversified stock plans will be terminated and no further options, restricted stock or other rights with respect Diversified common stock will be granted thereunder.

Representations and Warranties

        In the merger agreement, Diversified has made customary representations and warranties regarding with respect to the Company, among other topics:

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  due organization, valid existence, good standing, corporate power and authority, organizational documents and ownership of subsidiaries;

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  capital structure, including in particular the number of shares of common stock, preferred stock and equity based awards issued and outstanding;

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  corporate power and authority to enter into the merger agreement and to complete the transactions contemplated by the merger agreement, and the enforceability of the merger agreement;

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  absence of conflicts with or breaches of its governing documents, certain contracts and licenses or applicable laws as a result of entering into the merger agreement and the consummation of the merger and the other transactions contemplated by the merger agreement;

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  consents and approvals required in connection with the execution and delivery of the merger agreement or the completion of the merger and the other transactions contemplated by the merger agreement, including required filings with, and the consents and approvals of, governmental entities or third parties in connection with the transactions contemplated by the merger agreement;

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  compliance with laws and licenses;

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  securities filings since January 1, 2017, including financial statements contained therein;

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  internal controls and absence of undisclosed liabilities;

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  matters with respect to certain contracts;

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  conduct of business in the ordinary course since December 31, 2018;

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  absence of certain litigation, orders and injunctions;

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  matters related to employee benefit plans;

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  labor and employment matters;

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  insurance matters;

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  real and personal property matters;

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  tax matters;

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  accuracy of the information supplied for inclusion in this proxy statement;

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  intellectual property matters;

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  environmental matters;

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  receipt of opinion of financial advisor;

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  brokers' fees in connection with the transactions contemplated by the merger agreement;

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  business continuity, including computer software, hardware, and telecommunications capabilities;

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  suppliers; and

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  inapplicability of certain state and federal anti-takeover statutes.

        In the merger agreement, Parent and Merger Sub have made customary representations and warranties with respect to Parent and Merger Sub, regarding, among other topics:

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  due organization, valid existence, good standing and corporate power and authority;

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  corporate power and authority to enter into the merger agreement and to complete the transactions contemplated by the merger agreement and the enforceability of the merger agreement and provide evidence to Diversified that all necessary action on the part of Parent and Merger Sub (other than filing a certificate of merger with the Nevada Secretary of State) have occurred to consummate the transactions contemplated in the merger agreement;

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  absence of conflicts with or breaches of its or its subsidiaries' governing documents, certain contracts or applicable laws as a result of entering into the merger agreement and the consummation of the merger and the other transactions contemplated by the merger agreement;

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  consents and approvals required in connection with the execution and delivery of the merger agreement or the completion of the merger and the other transactions contemplated by the merger agreement, including required filings with, and the consents and approvals of, governmental entities or third parties in connection with the transactions contemplated by the merger agreement;

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  absence of certain litigation, orders and injunctions;

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  operations and ownership of Merger Sub;

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  accuracy of the information supplied for inclusion in this proxy statement;

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  absence of brokers' fees in connection with the transactions contemplated by the merger agreement;

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  absence of ownership of Diversified common stock or certain securities, contract rights or derivative positions by Parent and any of its subsidiaries;

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  absence of any requirement that the stockholders of Parent or any of its affiliates vote to approve or consent to the merger agreement or the transactions contemplated thereby, including the merger, other than the vote or consent of Parent as the sole stockholder of Merger Sub to approve the merger agreement and the transactions contemplated thereby, including the merger;

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  solvency of Parent and its subsidiaries, taken as a whole, after giving effect to all of the transactions contemplated by the merger agreement including the obligations of the surviving corporation which become due or payable by the surviving corporation in connection with, or as a result, of the merger; payment of the per share merger consideration and all related fees and expenses;

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  sufficiency of financing commitment letters and availability of financing and funds necessary to pay the per share merger consideration and any other payments to be made pursuant to the merger agreement; and

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  the execution, delivery and performance by the Guarantor of the limited guarantee and the enforceability of the limited guarantee against the Guarantor.

        Certain of the representations and warranties in the merger agreement are subject to exceptions or qualifications, including, in certain cases, knowledge qualifications, which means that those representations and warranties would not be deemed untrue or incorrect as a result of matters of which certain executives of the party making the representation did not have actual knowledge after reasonable inquiry, and materiality or material adverse effect qualifications.

Material Adverse Effect

        Certain of the representations and warranties in the merger agreement are subject to materiality or, in the case of the Company, material adverse effect qualifications (that is, they will not be deemed to be untrue or incorrect unless their failure to be true or correct is material or would result in a material adverse effect impacting the Company).

        Under the merger agreement a material adverse effect with respect to the Company is generally defined as any event, development, circumstances, change, effect, condition or occurrence that, individually or in the aggregate with all other events, developments, circumstances, changes, effects, conditions or occurrences, has or would reasonably be expected to have, a material adverse effect on or with respect to the business, assets, liabilities, results of operation or financial condition of the Company and its subsidiaries taken as a whole. The definition excludes any events, developments, changes, effects or occurrences relating to, arising out of or in connection with or resulting from any of the following:

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  general changes or developments in the economy or the financial, debt, capital, credit, commodities or securities markets in the United States, or elsewhere in the world, including as a result of changes in geopolitical conditions;

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  the negotiation, execution and delivery of the merger agreement or the public announcement or pendency of the merger or other transactions contemplated thereby, including any impact thereof on relationships, contractual or otherwise, with customers, suppliers, regulators, lenders, partners or employees of the Company and its subsidiaries or the performance of the merger agreement and the transactions contemplated thereby, including compliance with the covenants set forth in the merger agreement;

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  any action taken or omitted to be taken by the Company at the request of or with the consent of Parent or Merger Sub;

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  any changes or prospective or anticipated changes, in any applicable laws or applicable accounting regulations or principles or interpretation or enforcement thereof;

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  any hurricane, tornado, earthquake, flood, tsunami, natural disaster, act of God or other comparable events or outbreak or escalation of hostilities or war (whether or not declared), military actions or any act of sabotage, terrorism, or national or international political or social conditions;

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  any change in the market price or trading volume of the shares of the Company or the credit rating of the Company or any of its subsidiaries;

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  any failure by the Company to meet any published analyst estimates or expectations of the Company's revenue, earnings or other financial performance or results of operations for any period, in and of itself, or any failure by the Company to meet its internal or published projections, budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations, in and of itself; or

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  any litigation or claim threatened or initiated by stockholders, customers or suppliers of the Company or representatives thereof against the Company any of its subsidiaries, or any of their respective officers or directors, in each case arising out of the execution of the merger agreement or the transactions contemplated thereby.

        With respect to bullet six above, the facts, events or circumstances giving rise to or contributing to such change or failure may be deemed to constitute, and may be taken into account in determining whether there has been a material adverse effect. In addition, except in the cases of bullets one or five, the extent the Company and its applicable subsidiaries, taken as a whole, are materially disproportionately affected as compared with other participants in the industry in which the Company and its subsidiaries operate (in which case solely the incremental materially disproportionate impact or impacts may be taken into account in determining whether there has been a material adverse effect).

        The representations and warranties contained in the merger agreement, or in any instrument delivered pursuant thereto and any rights arising out of any breach of such representations and warranties will not survive the effective time.

Covenants Regarding Conduct of Business by Diversified Pending the Merger

        Except as contemplated by the merger agreement, as set forth in the Company's schedules to the merger agreement, as required by applicable law, or consented to in writing by Parent (which consent may not be unreasonably withheld, conditioned or delayed), from the date of the merger agreement until the earlier of the effective time or the termination of the merger agreement with certain exceptions, Diversified has agreed to, and to cause each of its subsidiaries:

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  to conduct its business in the ordinary course of business; and

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  to use its commercially reasonable efforts to preserve substantially intact its business organization and material business relationships with governmental entities, customers, suppliers, distributors, creditors and lessors.

        In addition, without limiting the foregoing, Diversified has agreed not to, and to cause each of its subsidiaries not to:

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  amend or otherwise change its articles of incorporation or bylaws in any material respect;

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  except with respect to Diversified's subsidiaries, make any acquisition of, or make any investment in any interest in, any business or assets except for purchases of equipment, inventory and other assets in the ordinary course of business or investments that do not exceed $250,000 in the aggregate;

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  issue, sell or dispose of, any equity securities of Diversified or any of its subsidiaries other than (i) the issuance of shares of Diversified common stock upon the exercise, vesting or settlement of options or restricted stock, (ii) issuances to Diversified or any of its wholly-owned subsidiaries by any subsidiary of Diversified, and (iii) the grant of options, certain shares of restricted stock or any other award permitted to be granted under any Diversified stock plan or the Employee Stock Discount Purchase Plan;

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  reclassify, combine, split, subdivide, redeem, purchase or otherwise acquire, any shares of Diversified other than the acquisition of Diversified shares in connection with cashless or net settled exercise of options or in order to pay the exercise price or taxes in connection with any equity awards or in connection with an existing share repurchase program;

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  other than certain permitted liens or liens relating to indebtedness otherwise permitted to be incurred pending the merger, create or incur any lien in excess of $500,000 of notional debt in the aggregate on any material assets of Diversified or its subsidiaries (other than subsidiaries acquired following the date hereof);

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  make any loans or advances to any person (other than Diversified or any of its subsidiaries or affiliates) other than in the ordinary course of business or not in excess of $500,000 in the aggregate;

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  sell or otherwise dispose of any business organization or division thereof or otherwise sell, assign, exclusively license, allow to expire, or dispose of any assets, rights or properties other than with respect to (i) assets in the ordinary course of business or pursuant to certain existing contracts or (ii) assets, rights or properties to Diversified or of assets, rights or properties with a value of less than $100,000 in the aggregate;

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  declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock;

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  commit, make or authorize any capital expenditures, except as set forth in the budget set forth in the Company's schedules to the merger agreement, in excess of $250,000 in the aggregate during any 12-month period, but as to any expenditures individually in excess of $100,000 and not set forth on such budget, only after reasonable consultation with Parent.

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  other than in the ordinary course of business or as required by law, extend, modify or fail to perform the terms of any material contract in any material respect or terminate any material contract;

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  enter into any contract that would have been a material contract had it been entered into prior to the date of the merger agreement other than (i) in the ordinary course of business consistent with past practice or (ii) to renew or replace any material contract that has expired or terminated in accordance with its terms;

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  except for borrowings under certain of Diversified's and its subsidiaries' credit facilities, and except for intercompany loans, incur indebtedness, in excess of $100,000 or modify in any material respect in a manner adverse to Diversified the terms of any such indebtedness, or assume, guarantee or endorse the obligations of any person (other than a wholly-owned subsidiary of Diversified), in each case, in excess of $100,000, other than (i) in the ordinary course of business, pursuant to letters of credit or otherwise, (ii) in replacement or refinancing of existing indebtedness for borrowed money on financial terms substantially comparable (subject to commercially availability and prevailing debt markets) to, or more favorable than, the terms of the indebtedness being replaced or refinanced, (iii) guarantees by Diversified or its subsidiaries of indebtedness of its subsidiaries, or (iv) any commodity, currency, sale or hedging agreements which can be terminated on ninety (90) days or less notice;

  •
  except as contemplated in the merger agreement or required by the existing terms of a Diversified employee benefit plan or as required by applicable law, (i) increase the compensation or benefits of any of its directors, officers or employees (except in the ordinary course of business with respect to any employees who are not directors or executive officers), (ii) grant or increase any severance or termination pay to any of its officers or other employees at the level of director or above not provided for under any Diversified employee benefit plan (except in the ordinary course of business with respect to employees who are not directors or executive officers), (iii) enter into any employment, consulting or severance agreement or arrangement with any of its present officers or other employees, except for offers of employment and severance agreements in the ordinary course of business with employees who are not directors or executive officers or in connection with a replacement hiring or promotions in the ordinary course of business, or (iv) establish, adopt, enter into or amend in any material respect or terminate any Diversified employee benefit plan, except as would not materially increase the costs to Diversified;

  •
  make any material change in any accounting principles other than to conform to statutory or regulatory accounting rules or U.S. GAAP;

  •
  other than is required by applicable law or U.S. GAAP (or is required to conform to any changes in statutory or regulatory accounting rules (including U.S. GAAP or regulatory requirements with respect thereto)) (i) file any amended tax return, (ii) make any change to any method of accounting (or accounting principles in connection therewith), (iii) make or change any tax election, (iv) surrender any claim for a tax refund, (v) consent to any extension or waiver of the limitation period applicable to any tax claim or assessment relating to Diversified or its subsidiaries, (vi) enter into any agreement affecting taxes, (vii) seek any tax ruling from any tax authority, or (viii) fail to pay any material amount of tax as it becomes due, in each case in clauses (i) through (viii) which would be considered material to Diversified and its subsidiaries, taken as a whole;

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  enter into or amend in any material respect any material collective bargaining agreement with any labor organization representing any Diversified employees other than in the ordinary course of business or as required by applicable law;

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  settle or compromise any material litigation, other than settlements or compromises of litigation where the amount paid does not exceed $100,000 or, if greater, does not materially exceed the total incurred case reserve amount for such matter maintained by Diversified and/or its subsidiaries, and in each case does not otherwise impose material restrictions or liabilities on Diversified and its subsidiaries;

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  fail to pay insurance premiums, and report claims to its insurance carriers in a timely manner, if they occur, or fail to continue to maintain current coverage or suitable renewals prior to the closing of the merger, or take any action (other than bona fide claims) which would make any of the Company's insurance policies void or voidable or that might result in an increase in premiums under a policy or prejudice the ability to effect equivalent insurance in the future, or

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  agree, authorize or commit to do any of the foregoing.

Covenants Regarding Conduct of Business by Parent and Merger Sub Pending the Merger

        From the date of the merger agreement until the earlier of the effective time or the termination of the merger agreement with certain exceptions, each of Parent and Merger Sub shall cause each of its affiliates not to, directly or indirectly, take any action (including any action with respect to a third-party) that would, or would reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impede the consummation of the merger or the other transactions contemplated by the merger agreement or their respective ability to satisfy their obligations thereunder. Parent shall, immediately following execution of the merger agreement deliver to Diversified evidence of its vote or action by written consent approving and adopting the merger agreement in accordance with applicable law and the articles of incorporation and bylaws of Merger Sub.

No Solicitation

        Diversified has agreed not to, and to cause its subsidiaries directors, officers and employees not to, and to direct and use reasonable best efforts to cause their respective consultants, attorneys, accountants, financial advisors, agents, investment bankers or other representatives ("representatives") of Diversified and its subsidiaries not to directly or indirectly:

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  initiate, solicit or knowingly encourage or otherwise knowingly facilitate any inquiries with respect to, or the making of, any acquisition proposal or any offer or proposal that would reasonably be expected to lead to an acquisition proposal;

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  engage, continue or otherwise participate in any negotiations or discussions concerning, or provide access to its properties, books and records or any confidential information or data to, any person relating to an acquisition proposal or any offer or proposal that would reasonably be expected to lead to an acquisition proposal;

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  approve, endorse or recommend, or propose publicly to approve, endorse or recommend, any acquisition proposal; or

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  execute or enter into, any letter of intent, merger agreement, acquisition agreement or other similar agreement for any acquisition proposal.

        Diversified has agreed and shall cause it subsidiaries and their respective directors, officers and employees to, and shall use its reasonable best efforts to cause their respective representatives to:

  •
  immediately cease and cause to be terminated any solicitations, discussions, negotiations or other activities with any person (other than the parties to the merger agreement) in connection with an acquisition proposal, in each case that exist as of the date hereof; and

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  promptly request each person (other than Parent or Merger Sub) that has prior to the date of the merger agreement executed a confidentiality agreement in connection with its consideration of acquiring Diversified to return or destroy all confidential information furnished to such person by or on behalf of it or any of its subsidiaries prior to the merger agreement.

        Diversified shall promptly (and in any event within twenty-four (24) hours of Diversified obtaining knowledge thereof) notify Parent orally and in writing of the receipt of any inquiries, proposals or offers, any requests for information, or any requests for discussions or negotiations with Diversified or any of its representatives, in each case with respect to an acquisition proposal or any offer or proposal that would reasonably be expected to lead to an acquisition proposal after the date of the merger agreement, which notice shall include a summary of the material terms of, but not the identity of the Person making, such acquisition proposal and if applicable, copies of any such written requests, proposals or offers, including proposed agreements, and thereafter shall keep Parent reasonably informed on a prompt basis (in any event within twenty-four (24) hours, of any material developments regarding any acquisition proposal or any material change to the terms and status of any such acquisition proposal or the material aspects of any bid process established by Diversified to review such proposals or offers.

        Diversified agrees that neither it nor any of its subsidiaries shall terminate, waive, or amend to similar effect any existing confidentiality, standstill or similar agreement to which it or any of its subsidiaries is a party, except to the extent that prior to, but not after, obtaining the approval of the Diversified stockholders vote, after consultation with outside legal counsel, Diversified's board determines that the failure to take such action would be reasonably likely to be inconsistent with its fiduciary duties under applicable law.

        The merger agreement does not prohibit Diversified or its board of directors from disclosing to its stockholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) promulgated under the U.S. Exchange Act (or any similar communication to stockholders).

        Diversified and its board of directors may:

  •
  prior to obtaining the approval of the Diversified stockholders, contact and engage in discussions with any person or group and their respective representatives who makes an acquisition proposal that was not solicited in material breach of the merger agreement solely for the purpose of clarifying such acquisition proposal and the terms thereof;

  •
  prior to, but not after, obtaining the approval of the Diversified stockholders, provide access to its properties, books and records and provide information or data in response to a request therefor by a person or group who makes an acquisition proposal that was not initiated, solicited, encouraged or facilitated in violation of the merger agreement if the Diversified board of directors has (i) determined in good faith, after consultation with its legal counsel and financial advisors, that such acquisition proposal would reasonably be expected to constitute, result in or lead to a superior proposal, and (ii) received from such person an executed confidentiality agreement; provided that any such access, information or data has previously been provided to Parent or is provided to Parent prior to or substantially concurrently with the time such access, information or data is provided to such person or group;

  •
  prior to, but not after, obtaining the approval of the Diversified stockholders, contact and engage in any negotiations or discussions with any person or group who has made an acquisition proposal that was not initiated, solicited, encouraged or facilitated in violation of the merger agreement (which negotiations or discussions need not be solely for clarification purposes) if the Diversified board of directors has determined in good faith, after consultation with its legal counsel and financial advisors, that such acquisition proposal could reasonably be expected to constitute, result in or lead to a superior proposal;

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  prior to, but not after, obtaining the approval of the Diversified stockholders, fail to include the recommendation that the Diversified stockholders vote in favor of approving the merger and the merger agreement in the proxy statement or withdraw, modify or change the recommendation, or formally resolve to effect or publicly announce an intention to effect any of the foregoing (a "change of recommendation") if the Diversified board of directors shall have determined in good faith, after consultation with outside counsel, that those failure to effect such change of recommendation would be reasonably likely to be inconsistent with its fiduciary duties under applicable law ; or

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  take any action, engage in communications, discussions, or negotiations with respect to the right of first refusal or the consent of franchisor.

        For purposes of this merger agreement, "acquisition proposal" means any proposal or offer from any person or group of persons (other than Parent, Merger Sub or their respective affiliates) relating to any (i) any merger, consolidation, dissolution, liquidation, recapitalization, reorganization, spin off, share exchange, business combination, purchase, or similar transaction with respect to Diversified or any of its subsidiaries or (ii) direct or indirect acquisition or purchase of a business that constitutes 20% or more of the net revenues, net income or assets of Diversified and its subsidiaries, taken as a whole, or 20% or more of the total voting power of the equity securities of Diversified, any tender offer or exchange offer that if consummated would result in any person or group of persons beneficially owning 20% or more of the total voting power of the equity securities of Diversified, or any merger, reorganization, consolidation, share exchange, business combination, recapitalization, liquidation, joint venture, partnership, dissolution or similar transaction involving Diversified (or any subsidiary or subsidiaries of Diversified whose business constitutes 20% or more of the net revenues, net income or assets of Diversified and its subsidiaries, taken as a whole) provided however, that neither the right of first refusal nor any proposal or offer with respect to the right of first refusal shall constitute an acquisition proposal.

        However, at any time prior to, but not after, obtaining approval of the Diversified stockholders, the Diversified board of directors may determine in good faith, after consultation with its financial advisors and outside legal counsel, in response to an acquisition proposal not initiated, solicited, encouraged or facilitated in violation of the merger agreement that such proposal would, if consummated, result in a superior proposal, and Diversified or its board of directors may then terminate the merger agreement to enter into a definitive agreement with respect to such superior proposal provided that Diversified pays Parent any required termination fee.

        The Diversified board of directors may not terminate the merger agreement in order to enter into a definitive agreement with respect to a superior proposal unless (i) Diversified delivers to Parent a written notice advising Parent that Diversified's board of directors proposes to take such action and containing the material terms and conditions of the superior proposal that is the basis of the proposed action by Diversified's board of directors (but not the identity of the party making such superior proposal) and (ii) at or after 5:00 p.m., New York City time, on the third day immediately following the day on which Diversified delivered such notice and copies of any written proposals, offers or proposed agreements, Diversified reaffirms in good faith, after consultation with its outside counsel and financial advisor, that such acquisition proposal continues to constitute a superior proposal. If requested by Parent, Diversified will, and will cause its representatives to, during the notice period, described above, engage in good faith negotiations with Parent and its representatives to make such adjustments in the terms and conditions of the merger agreement so that such acquisition proposal would cease to constitute a superior proposal.

        Diversified agrees to notify Parent promptly if it determines during such notice period not to terminate the merger agreement and enter into a definitive agreement referred to in the notice provided to the Parent by Diversified. Any material amendments to the terms of the proposed agreement relating to a superior proposal will be deemed to be a new proposal or proposed agreement relating to a superior proposal.

        For purposes of this merger agreement, "superior proposal" means an acquisition proposal involving (i) assets that generate more than 50% of the consolidated total revenues of Diversified and its subsidiaries, taken as a whole, (ii) assets that constitute more than 50% of the consolidated total assets of Diversified and its subsidiaries, taken as a whole, or (iii) more than 50% of the total voting power of the equity securities of Diversified, in each case, that the board of directors of Diversified in good faith determines, would, if consummated, result in a transaction that is more favorable to the stockholders of Diversified than the transactions contemplated by the merger agreement after taking into account all financing (including availability thereof) aspects of such acquisition proposal, the likelihood and timing of consummation thereof (as compared to the transactions contemplated thereby), and such other factors and matters considered appropriate in good faith by the board of directors of Diversified, and after taking into account any changes to the terms of the merger agreement irrevocably offered in writing by Parent in response to such superior proposal.

        For purposes of this merger agreement, "right of first refusal" means the right of first refusal of the franchisor, pursuant to the franchise agreements entered into by Diversified with the franchisor.

Efforts to Obtain Required Stockholder Votes

        The merger agreement requires Diversified to promptly following confirmation by the SEC that the SEC has no further comments on this proxy statement take all reasonable action necessary to duly call, give notice of, convene and hold a stockholders' meeting, for the purpose of obtaining Diversified stockholder approval of the merger agreement and shall not, without the prior written consent of

Parent, postpone, recess or adjourn such meeting. The Company may postpone or recess or adjourn such meeting without the prior written consent of Parent (i) to the extent required by law or fiduciary duty, (ii) to allow reasonable additional time to solicit additional proxies to the extent the Company reasonably believes necessary in order to obtain the approval of Diversified's stockholders of the merger agreement, (iii) if as of the time for which the stockholders meeting is originally scheduled (as set for this this proxy statement), Diversified has not received proxies representing a sufficient number of Diversified shares of common stock to obtain the approval of Diversified's stockholders of the merger agreement or there are insufficient shares of Diversified common stock represented (either in person or by proxy) and voting to constitute a quorum necessary to conduct the business of the meeting of stockholders, or (iv) to allow reasonable additional time for the filing and dissemination of any supplemental or amended disclosure which the board has determined is necessary. Unless Diversified's board has modified its recommendation regarding the merger as permitted under the merger agreement, as further discussed in "—No Solicitation" above, Diversified will include in this proxy statement its recommendation that its stockholders approve and adopt the merger agreement and the merger, and, the written opinion of its financial advisor that as of the date of the merger agreement, the per share merger consideration is fair, from a financial point of view, to Diversified stockholders.

        The merger agreement requires the Diversified board of directors to use reasonable best efforts to obtain the requisite number of Diversified's stockholder votes to approve of the merger agreement including to actively solicit proxies if necessary. The board may fail to include its recommendation in this proxy statement or make a change of recommendation and, following such a change of recommendation, may fail to use its reasonable best efforts if it shall have determined in good faith, after consultation with outside legal counsel to the Company, that the failure of the board to effect a change of recommendation would be reasonably likely to be inconsistent with its fiduciary duties under applicable law. Notwithstanding the foregoing, anything to the contrary contained in the merger agreement, the Company shall not be required to hold the stockholders meeting to approve the merger agreement if the merger agreement is terminated.

        As further discussed below under "—Termination of the Merger Agreement," if Diversified's board of directors changes its recommendation of the merger and terminates the merger agreement, it will be required to pay a termination fee of $4,000,000.

Employee Benefits and Service Credit

        For a period of at least one year following the effective time, each employee of Diversified or its subsidiaries who continues to be employed by Diversified or the surviving corporation or any subsidiary or affiliate thereof, (which we refer to as a "continuing employee" in this proxy statement), will receive (i) a salary or wage that in each case, is no less favorable than the salary or wage that was provided to such continuing employee immediately prior to the effective time and (ii) welfare and other benefits that are no less favorable in the aggregate to the welfare and other benefits provided to such continuing employee immediately prior to the effective time.

        The merger agreement contains standard provisions under which each continuing employee will be given credit for the plan year in which the merger occurs towards applicable deductible and annual out-of-pocket limits for medical expenses incurred prior to the closing of the merger and each continuing employee will be given service credit for purposes of eligibility to participate and vesting credit under applicable benefit plans of Parent (other than with respect to any defined benefit pension plan), subject to certain customary exceptions.

Consents and Approvals

        Parent, Diversified and Merger Sub have agreed to between the date of the merger agreement and the effective time:

  •
  proceed diligently and in good faith and use best efforts, as promptly as practicable, to obtain the required consents and filings and to make all required filings with, and to give all required notices to, the applicable governmental entities; and

  •
  cooperate in good faith with the applicable governmental entities or other persons and provide promptly such other information and communications to such governmental entities or other persons as such governmental entities or other persons may reasonably request in connection therewith.

        Notwithstanding foregoing commitments, Parent and Merger Sub have agreed that the making of the required consents and filings and the making of any other required filings and the obtaining of any other required consents with or from any governmental entity, are the responsibility of Parent and Merger Sub, and that Parent and Merger Sub shall, and shall cause their affiliates to, take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to make such filings or obtain such consents with or from any governmental entity as are required in connection with the consummation of the transactions contemplated by the merger agreement, including:

  •
  taking such actions and agreeing to such requirements, commitments, restrictions, rate, capitalization or other concessions or conditions to mitigate any concerns as may be requested or required by a governmental entity in connection with any filing or consent;

  •
  proposing, negotiating, committing to and effecting, by consent decree, settlement agreement, hold separate order or otherwise, the sale, divestiture or disposition of businesses, product lines or assets of Parent or its affiliates (including the surviving corporation and its subsidiaries) or any interests therein;

  •
  terminating or restructuring existing relationships, contractual or governance rights or obligations of Parent or its affiliates (including the surviving corporation and its subsidiaries);

  •
  terminating any venture or other arrangement; and

  •
  otherwise taking or committing to take actions after the closing of the merger occurs that would limit Parent or its affiliates' (including the surviving corporation's and its subsidiaries') freedom of action with respect to, or its ability to retain or control, one or more of the businesses, product lines or assets of Parent and its affiliates (including the surviving corporation and its subsidiaries) or any interests therein, in each case as may be required in order to enable the consummation of the transactions contemplated by the merger agreement to occur as soon as reasonably possible (and in any event no later than the end date) and to otherwise avoid the entry of, or to effect the dissolution of, any preliminary or permanent injunction which would otherwise have the effect of preventing the consummation of the transactions contemplated by the merger agreement as soon as reasonably possible (and in any event no later than the end date).

        Prior to the date on which the closing of the merger occurs, Parent and Merger Sub have agreed not to, and to cause their affiliates not to, permit any action, which would reasonably be expected to impact the ability of the parties to the merger agreement to secure all required consents and filings with or from any governmental entity to consummate the transactions contemplated by the merger agreement, or take any action with any governmental entity relating to the foregoing, or agree, in writing or otherwise, to do any of the foregoing, in each case which would reasonably be expected to delay or prevent the consummation of the transactions contemplated by the merger agreement or result in the failure to satisfy any condition to consummation of the transactions contemplated by the merger agreement.

Financing

  Diversified's Financing Cooperation

        Diversified has agreed that it and it shall cause its subsidiaries and its and their respective representatives to, use its and their respective commercially reasonable efforts to provide such cooperation as may be reasonably requested by Parent or Merger Sub in connection with the debt financing made by Parent or any of its subsidiaries, including, as applicable, by:

  •
  making Diversified's senior management available to participate in, among other activities, meetings, marketing activities and drafting sessions in connection with the Parent or Merger Sub's debt financing;

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  provide historical financial and other customary information with respect to Diversified as reasonably requested by Parent;

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  provide information reasonably necessary to assist Parent in preparing pro forma financial statements;

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  provide reasonable assistance to the Parent and its subsidiaries in connection with the preparation by the Parent of offering documents and materials;

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  provide reasonable assistance with the preparation of definitive financing documents, including necessary schedules;

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  using commercially reasonable efforts to cause Diversified's accountants to cooperate with Parent and reasonable best efforts to obtain the consent of Diversified's accountants for inclusion by Parent of Diversified's financial statements in marketing or offering materials;

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  cooperating reasonably with any customary due diligence request by Parent, its debt financing sources and their respective counsel;

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  reasonably assist Parent in obtaining ratings from rating agencies;

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  furnishing promptly the necessary information required under applicable "know your customer" and anti-money laundering rules and regulations;

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  providing reasonable assistance in the preparations for the pledging of collateral and taking customary ministerial company actions; and

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  delivering notices of prepayment within the time periods required by Diversified's credit agreements and using reasonable best efforts to obtain customary payoff letters.

        If the merger agreement is terminated in accordance with the terms of the merger agreement, Parent shall promptly reimburse Diversified for all of its out-of-pocket expenses incurred by it and its subsidiaries in connection with it and their cooperation with Parent in Parent's efforts to obtain debt financing.

  Parent's Financing Activities

        Subject to the other terms and conditions of the merger agreement, during the period from the date of the merger agreement through the earlier of the closing of the merger or the termination of the merger agreement, Parent shall use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to arrange and obtain the proceeds of the financing on the terms and conditions described in the financing commitment letters including:

  •
  maintain in effect the financing commitment letters except as otherwise provided in the merger agreement until the financing is completed;

  •
  satisfy or obtain the waiver of all conditions applicable to Parent in the financing commitment letters;

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  negotiate and enter definitive agreements with respect to the financing on the terms and conditions contemplated by the financing commitment letters;

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  pay all commitment fees or other fees required by the financing commitment letters; and

  •
  consummate the financing at or prior to the time of the closing of the merger.

        During the period from the date of the merger agreement through the earlier of the closing or the termination of the merger agreement, Parent shall also use reasonable best efforts to provide Diversified with reasonably prompt written notice, and in any event within two business days of becoming aware of the following, to the extent occurring prior to the closing of the merger:

  •
  any material breach or default by any party to the financing commitment letters or any financing agreement of which Parent becomes aware that would reasonably be expected to materially delay the closing of the merger (if all conditions to the closing of the merger set forth in the merger agreement were otherwise satisfied) or prevent the ability of Parent to consummate the merger on the terms and the conditions in the merger agreement,

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  the receipt by Diversified of any written notice or other written communication from any person with respect to any (x) breach, default, termination or repudiation by any party to a financing commitment letter or (y) dispute or disagreement between or among any parties to any financing commitment letter (other than any customary negotiations with respect to the terms of the financing), which, in each case, would be reasonable expected to delay the closing of the merger (if all conditions to the closing of the merger set forth in the merger agreement were otherwise satisfied) or prevent the ability of Parent to consummate on the closing date of the merger (if all conditions to the closing of the merger were otherwise satisfied) the transactions contemplated by the merger agreement; and

  •
  of any expiration or termination of any financing commitment letter.

        Subject to the other terms and conditions of the merger agreement, during the period from the date of the merger agreement through the earlier of the closing of the merger or the termination of the merger agreement, if any portion of the financing becomes unavailable for any reason on the terms and conditions contemplated in the financing commitment letters and such portion of the financing is required to fund the transactions contemplated by the merger agreement, Parent shall use reasonable best efforts to obtain alternative financing, including from alternative sources, on terms not materially less favorable, taken as a whole, than those set forth in the financing commitment letters, in an amount sufficient to replace any such unavailable portion of the financing and which do not include any conditions to the consummation of such alternative financing that are more onerous than the conditions set forth in the financing commitment letters and would materially delay or prevent the closing of the merger as promptly as practicable following the occurrence of such event. Promptly following the Company's reasonable request, Parent shall use reasonable best efforts to update the Company regarding the status of its efforts to arrange any alternative financing; provided, however, that Parent shall not be required to disclose any information that (A) the disclosure of which would result in the breach of any of Parent's confidentiality obligations set forth in any contract, or (B) the disclosure of which would be prohibited under applicable law.

        Subject to the other terms and conditions of the merger agreement, during the period from the time of the merger agreement through the earlier of the closing of the merger or the termination of the merger agreement, Parent shall not permit, without the prior written consent of Diversified, any amendment, modification, supplement, replacements or restatement to be made to, or any waiver of any provision or remedy under, any financing commitment letter or, to the extent entered into prior to the closing of the merger and superseding the financing commitment letter, any financing agreement, in each case, would (i) reduce the aggregate amount of net cash proceeds available from the financing, together with Parent's available cash and cash equivalents, below the amount necessary to finance the closing of the merger, or (ii) impose any new or additional condition, or otherwise amend, modify or expand any condition, to the receipt of any portion of the financing, in each case, in a manner that would reasonably be expected to delay or prevent consummation of the transactions contemplated in the merger agreement (if all conditions to the closing of the merger were otherwise satisfied in accordance with their terms); provided, that Parent may (without the consent of Diversified) replace or amend the financing commitment letter to add lenders, lead arrangers, bookrunners, syndication agents or similar entities that have not executed the financing commitment letters as of the date of the merger agreement.

Other Covenants and Agreements

        Parent and Diversified have made certain other covenants to and agreements with each other regarding various other matters including:

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  cooperation between Parent and Diversified in the preparation and filing of this proxy statement;

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  notification to the other party upon the occurrence of certain events;

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  Parent's access to Diversified's information and Parent's and Merger Sub's agreement to keep information exchanged confidential;

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  cooperation with Parent and the use of reasonable best efforts by Diversified to delist Diversified's shares from NASDAQ and deregister Diversified shares as promptly as practical after the effective time;

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  cooperation among Parent and Diversified in connection with public announcements;

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  indemnification of directors and officers of Diversified and its subsidiaries for certain acts occurring prior to the merger;

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  use of commercially reasonable efforts by Diversified to arrange for the delivery of customary payoff letters and instruments of discharge and for the delivery of certain prepayment and termination notices at the closing of the merger;

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  notification and cooperation between Diversified and Parent with respect to any litigation related to the merger agreement, the merger or the other transactions contemplated by the merger agreement;

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  the performance by Merger Sub of its obligations under the merger agreement; and

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  Diversified taking reasonably necessary or advisable steps to cause any dispositions of Diversified equity securities pursuant to the transactions contemplated by the merger agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to Diversified to be exempt under Rule 16b-3 promulgated under the Exchange Act.

Conditions That Must Be Satisfied or Waived for the Merger to Occur

Conditions to the Obligations of Parent, Merger Sub and Diversified

        The respective obligations of Parent, Merger Sub and Diversified to consummate the merger are subject to the satisfaction or waiver of the following mutual conditions:

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  approval and adoption of the merger agreement by an affirmative vote of the holders of at least a majority of the outstanding shares of Diversified common stock entitled to vote at the special meeting;

  •
  absence of any law statute, rule, regulation, executive order, decree, ruling, injunction or other order (whether temporary, preliminary or permanent) which prohibits, restrains or enjoins the consummation of the merger; and

  •
  the consent of the franchisor with respect to the transactions contemplated by the merger agreement will have been duly obtained, made or given and shall be in full force and effect.

Conditions to Obligations of Parent and Merger Sub

        The obligations of Parent and Merger Sub to consummate the merger are subject to the satisfaction or waiver by Parent of further conditions, including:

  •
  the representations and warranties of Diversified (i) regarding capitalization being true and correct in all respects as of the date of the merger agreement and the closing of the merger as though made on and as of such date and time (or in the case of such representations and warranties that are made as of a particular date or period, as of such date or period); (ii) regarding authority, brokers and subsidiaries being true and correct in all but de minimis respects as of the date of the merger agreement and the closing of the merger as though made on and as of such date and time without regard to materiality qualifiers; and (iii) other than those set forth in (i) or (ii) above being true and correct as of the date of the merger agreement and the closing of the merger as though made on and as of such date and time (or in the case of representations and warranties that are made as of a particular date or period, as of such date or period), except where the failure of any such representation and warranty of Diversified (other than those set forth in (i) or (ii)) above to be so true and correct, would not reasonably be expected to have a material adverse effect on Diversified (without giving effect to any materiality qualifiers contained therein);

  •
  Diversified's performance in all material respects of and compliance in all material respects with all agreements and covenants required to be performed or complied with by it under the merger agreement;

  •
  receipt of a certificate of an executive officer of Diversified certifying that the first two preceding conditions have been satisfied; and

  •
  there not having occurred since the date of the merger agreement any event that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect.

Conditions to Diversified's Obligations

        The obligation of Diversified to consummate the merger is subject to the satisfaction or waiver of further conditions, including:

  •
  the representations and warranties of Parent and Merger Sub being true and correct at the date of the closing of the merger (or in the case of representations and warranties that are made as of a particular date or period, as of such date or period), so long as any failure of such representations and warranties to be true and correct in the aggregate, would not reasonably be expected to prevent, materially delay or materially impede the consummation of the transactions contemplated by the merger agreement;

  •
  performance by Parent and Merger Sub in all material respects of and compliance in all material respects with all agreements and covenants required to be performed or complied with by them under the merger agreement; and

  •
  receipt of a certificate of an executive officer of Parent certifying that the two preceding conditions have been satisfied.

Termination of the Merger Agreement

        The merger agreement may be terminated and the merger may be abandoned at any time prior to the effective time, notwithstanding the approval and adoption of the merger agreement by the stockholders of Diversified, under the following circumstances:

  •
  by mutual written consent of Parent, Merger Sub and Diversified;

  •
  by either Parent or Diversified:

  •
  if any court of competent jurisdiction or other governmental entity has issued an order, decree or ruling or taken any other final action restraining, enjoining or otherwise prohibiting the merger and such order, decree, ruling or other action is or will have become final and non-appealable (and the party seeking to terminate the merger agreement (i) did not breach in any material respects any provision of the merger agreement which breach was the primary cause of the issuance of such order, decree, ruling or the taking of any final action and (ii) has used such standard of efforts as may be required by the merger agreement to prevent, oppose and remove such legal restraint, injunction or other prohibition);

  •
  if the merger has not been completed on or before 5:00 p.m. Nevada local time on February 28, 2020 (which we refer to as the "end date" in this proxy statement) and the failure of the effective time to occur on or before the end date was not primarily caused by the breach of the obligations under the merger agreement of the party seeking to terminate the merger agreement;

  •
  Diversified stockholder approval of the merger agreement is not obtained at the special meeting of Diversified stockholders; or

  •
  if the franchisor does not consent to consummation of the transactions contemplated by the merger agreement including waiving certain conditions under existing franchise agreements with Diversified.

        by Diversified:

  •
  if Parent or Merger Sub has breached its representations, warranties, covenants or agreements contained in the merger agreement or any such representation or warranty shall be untrue and which (i) would cause certain of the conditions to Diversified's obligation to consummate the merger to not be satisfied, and (ii) cannot be cured or has not been cured by the earlier of 30 days after written notice thereof has been given by Diversified to Parent or two business days prior to the end date, but only if Diversified is not in material breach of any covenant or agreement in the merger agreement;

  •
  if (i) all of the obligations applicable to Diversified, Parent and Merger Sub have been satisfied or, to the extent permitted by applicable law, waived in accordance with the merger agreement (except for (A) those conditions that by their nature are to be satisfied at the closing but which conditions would be satisfied or would be capable of being satisfied if the closing date were the date of termination and (B) those conditions that have not been satisfied as a result of a breach of or nonperformance or noncompliance with the merger agreement by Parent or Merger Sub, (ii) Diversified has indicated in writing to Parent and Merger Sub that the certificate to be delivered by Diversified at closing will be so delivered and that Diversified is ready, willing and able to consummate the closing and (iii) Parent and Merger Sub shall have failed to consummate the closing on the day that is five business days following the day closing is required to occur; or

  •
  in order to enter into a definitive agreement with respect to a superior proposal, if such termination occurs before Diversified's stockholders approve the merger agreement and so long as Diversified complies with its obligations with respect to a superior proposal, if prior to or concurrently with such termination, Diversified pays the Diversified termination fee to Parent (as described below).

        by Parent:

  •
  if Diversified has breached representations, warranties, covenants or agreements contained in the merger agreement or any such representation or warranty shall be untrue and which (i) would cause certain of the conditions to Parent's or Merger Sub's obligation to consummate the merger to not be satisfied, and (ii) cannot be cured or has not been cured by the earlier of 30 days after written notice thereof has been given by Parent to Diversified or two business days prior to the end date, but only if Parent or Merger Sub is not in material breach of any covenant or agreement in the merger agreement; or

  •
  if the Diversified board of directors changes its recommendation in a manner adverse to Parent or Merger Sub prior to obtaining Diversified stockholder approval of the merger agreement, fails to include its recommendation in the proxy statement distributed to Diversified stockholders, recommends or approves an acquisition proposal other than the merger to Diversified stockholders prior to obtaining Diversified stockholder approval of the merger agreement or formally resolves to effect or publicly announces an intention to effect any of the foregoing, prior to obtaining Diversified stockholder approval of the merger agreement.

Effect of Termination

        Except for:

  •
  a party's right to receive the termination fee described below;

  •
  in certain cases of fraud; and

  •
  certain provisions of the merger agreement which survive the termination of the merger agreement including those relating to confidentiality, publicity and reimbursement of Diversified's expenses in connection with the financing, if the merger agreement is terminated in accordance with its terms, there will be no liability on part of any party thereto.

Termination Fee

        Diversified has agreed to pay a termination fee of $4,000,000 (which we refer to as the "Diversified termination fee" in this proxy statement) to Parent if:

  •
  the merger agreement is terminated by Diversified in order to enter into a definitive agreement with respect to a superior proposal, if such termination occurs before Diversified stockholders approve the merger agreement and so long as Diversified complies with its obligations with respect to a superior proposal;

  •
  the merger agreement is terminated by Parent because the Diversified board of directors changes its recommendation in a manner adverse to Parent or Merger Sub prior to obtaining Diversified's stockholder approval of the merger agreement, fails to include its recommendation in the proxy statement distributed to Diversified stockholders, recommends an acquisition proposal other than the merger to Diversified stockholders prior to obtaining Diversified stockholder approval of the merger agreement or formally resolves to effect or publicly announces an intention to effect any of the foregoing, prior to obtaining Diversified stockholder approval of the merger agreement; and

  •
  (i) Diversified has breached representations, warranties, covenants or agreements contained in the merger agreement or any such representation or warranty shall be untrue and which breach (A) would cause certain of the conditions to Parent's or Merger Sub's obligation to consummate the merger to not be satisfied, and (B) cannot be cured or has not been cured by the earlier of 30 days after written notice thereof has been given by Parent to Diversified or two business days prior to the end date, but only if Parent or Merger Sub is not in material breach of any covenant or agreement in the merger agreement or (ii)the merger agreement is terminated by either Parent or Diversified because of a failure to obtain Diversified stockholder approval of the merger agreement at the special meeting of Diversified stockholders; and, an acquisition proposal is made directly to Diversified' s stockholders or otherwise becomes publicly known and in each case such acquisition proposal shall not have been withdrawn and prior to the Diversified stockholder vote to approve the merger agreement and within twelve months of such termination, Diversified enters into a definitive agreement with respect to such acquisition proposal, which is subsequently consummated, or consummates an acquisition proposal. In this case, "acquisition proposal" has the meaning set forth above in "—No Solicitation," except all references to "20% or more" therein will be deemed to be references to "more than 50%."

        Parent has agreed to pay to Diversified a termination fee of $4,000,000 if:

  •
  Parent, Merger Sub has breached its representations, warranties, covenants or agreements contained in the merger agreement or any such representation or warranty shall be untrue and which (i) would cause certain of the conditions to Diversified's obligation to consummate the merger to not be satisfied, and (ii) cannot be cured or has not been cured by the earlier of 30 days after written notice thereof has been given by Diversified to Parent or two business days prior to the end date, but only if Diversified is not in material breach of any covenant or agreement in the merger agreement and other conditions to obligations of each party to effect the merger and conditions to obligations of Parent and Merger Sub to effect the merger have been satisfied or waived, and the merger agreement is terminated; or

  •
  if (i) all of the obligations applicable to Diversified, Parent and Merger Sub have been satisfied or, to the extent permitted by applicable law, waived in accordance with the merger agreement (except for (A) those conditions that by their nature are to be satisfied at the closing but which conditions would be satisfied or would be capable of being satisfied if the closing date were the date of termination and (B) those conditions that have not been satisfied as a result of a breach of or nonperformance or noncompliance with the merger agreement by Parent or Merger Sub, (ii) Diversified has indicated in writing to Parent and Merger Sub that the certificate to be delivered by Diversified at closing will be so delivered and that Diversified is ready, willing and able to consummate the closing and (iii) Parent and Merger Sub shall have failed to consummate the closing on the day that is five business days following the day closing is required to occur.

Modification, Amendment or Waiver

        At any time prior to the effective time, the merger agreement may be amended by written agreement among the parties provided, however, unless otherwise agree by the parties, that after the requisite vote on the merger by the stockholders has been obtained there shall be no amendment to the merger agreement that would require the further approval of Diversified's stockholders.

        At any time prior to the effective time, any party may (i) extend the time for the performance of any of the obligations or other acts of the other parties to the merger agreement, (ii) waive any inaccuracies in the representations and warranties contained in the merger agreement or in any document delivered pursuant to the merger agreement and (iii) subject to the requirements of applicable law, waive compliance with any of the agreements or conditions contained in the merger agreement, where such extension or waiver is in writing signed by the parties to be bound thereby and specifically referencing the merger agreement.

THE DIVERSIFIED BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT DIVERSIFIED STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO ADOPT THE MERGER AGREEMENT.

 PROPOSAL 2: VOTE ON ADJOURNMENT

        The Company's stockholders are being asked to approve a proposal that will give the board authority to adjourn the annual meeting, if necessary or appropriate, including to solicit additional proxies in favor of the merger proposal, if there are insufficient votes at the time of the annual meeting to approve the merger proposal or in the absence of a quorum. If this adjournment proposal is approved, the annual meeting could be adjourned by the board to any date (subject to certain restrictions in the merger agreement). In addition, the board could postpone the annual meeting before it commences (subject to certain restrictions in the merger agreement). If the annual meeting is adjourned for the purpose of soliciting additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time before their use. If you sign and return a proxy and do not indicate how you wish to vote on any proposal, or if you sign and return a proxy and you indicate that you wish to vote in favor of the merger proposal but do not indicate a choice on the adjournment proposal, your shares of common stock will be voted in favor of the adjournment proposal.

        The Company does not anticipate calling a vote on this proposal if the merger proposal is approved by the requisite number of shares of Diversified common stock at the annual meeting.

        The vote on the adjournment proposal is a vote separate and apart from the vote on the other proposals, including the merger proposal. Accordingly, you may vote to approve the merger proposal, or any other proposal, and vote not to approve the adjournment proposal and vice versa.

        THE DIVERSIFIED BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT DIVERSIFIED STOCKHOLDERS VOTE "FOR" THE ADJOURNMENT PROPOSAL, IF A VOTE ON THE ADJOURNMENT PROPOSAL IS CALLED.

 PROPOSAL 3: ADVISORY VOTE REGARDING MERGER-RELATED COMPENSATION FOR DIVERSIFIED'S NAMED EXECUTIVE OFFICERS

Named Executive Officer Merger-Related Compensation Proposal

        Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Rule 14a-21(c) of the Exchange Act, Diversified is seeking approval of the named executive officer merger-related compensation proposal as disclosed above in the section entitled "The Annual Meeting—Purposes of the Annual Meeting". The proposal gives Diversified's stockholders the opportunity to vote, on a non-binding, advisory basis, on the merger-related compensation of Diversified's named executive officers.

        Accordingly, Diversified is requesting stockholders adopt the following resolution:

          "RESOLVED, that the compensation that may be paid or becomes payable to Diversified's named executive officers, in connection with the merger, and the agreements or understandings, whether written or unwritten, pursuant to which such compensation, whether present, deferred or contingent, may be paid or become payable, in each case as disclosed pursuant to Item 402(t) of Regulation S-K in "Proposal 1: The Merger—Interests of the Company's Directors and Executive Officers in the Merger" are hereby approved."

Vote Required and Diversified Board of Director Recommendation

        The vote on this proposal is a vote separate and apart from the vote to approve and adopt the merger proposal. Accordingly, you may vote against the named executive officer merger-related compensation proposal and vote to approve and adopt the merger proposal or vice versa. Because the vote is advisory in nature, it will not be binding on Diversified, regardless of whether the merger proposal is approved and adopted. Approval of the non-binding, advisory named executive officer merger-related compensation proposal that may be received by Diversified's named executive officers in connection with the merger is not a condition to the completion of the merger, and failure to approve this advisory matter will have no effect on the vote to approve and adopt the merger proposal. Because the named executive officer merger-related compensation that may be paid is based on contractual arrangements with the named executive officers, such compensation will be payable regardless of the outcome of this advisory vote, if the merger is completed (subject to the contractual conditions applicable thereto).

        The proposal to approve, by non-binding advisory vote, the named executive officer merger-related compensation proposal will be approved is a majority of the votes cast on the proposal, in person or by proxy, at the annual meeting are voted "For" such proposal.

THE DIVERSIFIED BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT DIVERSIFIED STOCKHOLDERS VOTE "FOR" THE APPROVAL, ON A NON-BINDING BASIS OF THE NAMED EXECUTIVE OFFICER MERGER-RELATED COMPENSATION PROPOSAL.

STOCKHOLDERS' MEETING MATERIALS-CORPORATE GOVERNANCE

Director Independence

        We employ NASDAQ's standards for determining the independence of directors. Under these standards, an independent director means a person other than an executive officer or one of our team members or any other individual having a relationship which, in the opinion of the board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

        For purposes of the NASDAQ Stock Market's independence standards, the term "family member" means a person's spouse, parents, children, and siblings, whether by blood, marriage, or adoption, or anyone residing in such person's home.

        The board has assessed the independence of each non-employee director under the NASDAQ Stock Market's independence standards set forth above and believes that Messrs. Jay Alan Dusenberry, Philip Friedman, Joseph M. Nowicki and Roger Lipton qualify as independent directors. In making this determination, our board has concluded that none of the independent directors has a relationship that, in the opinion of our board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The other directors would not qualify as independent due to their employment by us or due to their receipt of certain fees or compensation from us.

Board Meetings

        During 2018, our board held a total of nine meetings. During 2018, each director attended at least 75% of the total number of meetings of our board and its committees on which he then served.

Board Committees

        Our board has, and appoints members to, two standing committees: the Audit Committee and the Compensation Committee. The membership of these committees, as of December 30, 2018, was as follows:

Audit Committee	Compensation Committee
Jay Alan Dusenberry	Jay Alan Dusenberry
Philip Friedman	Philip Friedman
Roger Lipton	Roger Lipton*
Joseph M. Nowicki*

*
Committee chairman

        Each of these committees has a written charter that has been approved by our board and is available on our website, at http://www.diversifiedrestaurantholdings.com/about-us/governance-documents/default.aspx.

Audit Committee

        Our Audit Committee is solely responsible for appointing and reviewing fee arrangements with our independent accountants and approving any non-audit services by our independent accountants. Our Audit Committee reviews and monitors our internal accounting procedures and reviews the scope and results of the annual audit and other services provided by our independent accountants. The Audit Committee is also responsible for overseeing our compliance with legal and regulatory requirements, including our disclosure controls and procedures. Our Audit Committee currently consists of Messrs. Joseph M. Nowicki, Jay Alan Dusenberry, Philip Friedman and Roger Lipton. Our board has determined that each of the members of the Audit Committee meets the criteria for independence under the standards of the NASDAQ Stock Market.

        We believe that each of the members of the Audit Committee is financially sophisticated and is able to read and understand our consolidated financial statements. The Audit Committee met seven times during 2018. Our board has determined that Mr. Nowicki is an audit committee financial expert as defined in Item 401 of Regulation S-K.

Compensation Committee

        Our Compensation Committee is primarily responsible for reviewing and approving the compensation and benefits of our executive officers, evaluating the performance and compensation of our executive officers in light of our corporate goals and objectives, and making recommendations to our board regarding these matters. Our Compensation Committee currently consists of Messrs. Jay Alan Dusenberry, Roger Lipton, and Philip Friedman. The Compensation Committee met six times during 2018.

        The Compensation Committee's responsibilities and authority include:

  •
  reviewing and approving the goals and objectives relating to the compensation of our executive officers, and evaluating their performance;

  •
  determining, or recommending to our board for determination, all elements of compensation for our executive officers;

  •
  reviewing compensation and guidelines for directors' ownership of our stock;

  •
  reviewing the Company's incentive compensation arrangements to determine whether they encourage excessive risk-taking;

  •
  considering the results of the most recent advisory vote of the stockholders on executive compensation in making compensation determinations and recommendations;

  •
  recommending or making changes in compensation for directors;

  •
  administering and making awards under our stock-based incentive plans for directors, officers and employees, to the extent provided for in the plans; and

  •
  sole discretion in retaining or obtaining the advice of a compensation consultant, legal counsel or other adviser (each, a "Compensation Adviser"), and the direct responsibility for the appointment, compensation and oversight of the work of any Compensation Adviser it retains.

        The Compensation Committee has the authority to delegate appropriate matters to subcommittees as the Compensation Committee may determine in its discretion.

Disclosure Controls, Governance, and Nominating Functions

        The board has determined that the governance and disclosure control functions are best suited to participation of the full board. These functions are to: (i) ensure that all disclosures made by the Company to its stockholders or the investment community fairly present the Company's financial condition and the results of operations in all material respects and such disclosures are accurate, complete, and timely made as required by applicable laws and any applicable stock exchange requirements; and (ii) advise and make recommendations to the board with respect to corporate governance principles and practices.

        The board has also adopted resolutions authorizing and directing the independent members of the board, to recommend qualified candidates to the board for election as directors of the Company, including the slate of directors that the board proposes for election by stockholders at the annual meetings and candidates to fill vacancies occurring between annual meetings.

        The independent directors use an informal process to identify potential candidates for nomination as directors. Candidates for nomination have been recommended by an executive officer or director and considered by the independent directors and the board. Generally, candidates have been persons who have been known to one or more of our board members. The independent directors have not adopted specific minimum qualifications that they believe must be met by a person they recommend for nomination as a director. In evaluating candidates for nomination, the independent directors will consider the factors they believe to be appropriate. These factors would generally include the candidate's personal and professional integrity, business judgment, relevant experience and skills, and potential to be an effective director in conjunction with the rest of our board in collectively serving the long-term interests of our stockholders. We do not have a specific policy relating to the consideration of diversity in identifying director candidates. However, the independent directors consider the diversity of our board when identifying director candidates. The amount of consideration given to diversity varies with the independent directors' determination of whether we would benefit from expanding the board's diversity in a particular area. We believe this policy has been effective in identifying candidates with the diverse business experience necessary to lead our Company.

        Although the independent directors have the authority to retain a search firm to assist it in identifying director candidates, there has, to date, been no need to employ a search firm. The board does not evaluate potential nominees for director differently based on whether they are recommended by a stockholder.

        To nominate a candidate for election to the board, a stockholder of record must (i) provide a written notice of nomination to the Secretary of the Company, not less than 90 days nor more than 120 days prior to the first anniversary of the date of the prior year's annual meeting of stockholders, or (ii) in the case of the nomination of a person for election to the board at a special meeting of stockholders, no earlier than 120 days prior to and no less than the later of (a) 90 days prior to such special meeting or (b) the tenth day following the day on which the notice of such special meeting, with certain limited exceptions spelled out in the bylaws. The notice of nomination must set forth (i) the name and record address of the stockholder proposing to make nominations, as they appear on the Company's books, (ii) the class and number of shares of stock held of record and beneficially owned by such stockholder and/or such beneficial owner, (iii) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose such nomination, (iv) all information regarding each stockholder nominee that would be required to be set forth in a definitive proxy statement filed with the Securities and Exchange Commission pursuant to Section 14 of the Exchange Act, and the written consent of each stockholder nominee to being named in a proxy statement as a nominee and to serve if elected, and (v) all other information that would be required to be filed with the Securities and Exchange Commission if the person proposing such nominations were a participant in a solicitation subject to Section 14 of the Exchange Act. The Company may require any stockholder nominee to furnish such other information as it may reasonably require in order to determine the eligibility of the stockholder nominee to serve as a director of the Company. The person presiding over the meeting may, if the facts warrant, disregard any proposed nomination of a stockholder nominee that was not made in accordance with the foregoing procedures.

Board Leadership Structure

        Our board is led by T. Michael Ansley, our Executive Chairman of the Board. On June 29, 2019, our board appointed Mr. Ansley as Acting President and Chief Executive Officer. The decision as to who should serve as Chairman of the board, and who should serve as Chief Executive Officer, and whether those offices should be combined or separate, is properly the responsibility of our board. The members of our board possess considerable experience and unique knowledge of the challenges and opportunities we face and are in the best position to evaluate our needs and how best to organize the capabilities of directors and senior officers to meet those needs. The board believes that the most effective leadership structure for us, at this time, is to have the roles of Chairman of the Board and Chief Executive Officer be combined and form Mr. Ansley to serve in both roles. The board believes that Mr. Ansley's leadership as Chairman of the Board, Acting President and Chief Executive Officer will continue to ensure that we remain dedicated to and focused on our mission and will enable us to remain well-positioned for future growth.

        Our Bylaws authorize our board to establish an executive committee that may act on behalf of the board in all matters except the declaration of dividends or undertaking major change transactions such as a merger or sale of substantially all of the assets of the Company. However, at this time, our board has not designated an executive committee. Instead, our board accomplishes most of its corporate governance role, including new director and succession planning, either acting as an entire board or, as appropriate, through its Audit Committee and Compensation Committee, which are chartered to undertake significant activities as described above. The board does not have a lead independent director and does not believe that designating a lead independent director would be necessary or helpful at this time.

Board Role in Risk Oversight

        Our board oversees our risk management in conjunction with the Company's management. The board and management regularly assess and communicate regarding risks confronting the Company, including transaction-specific risks, macroeconomic trends, industry developments, and risk factors unique to our business. The members of the Audit Committee also discuss various financial reporting and accounting risk factors with our external accounting and consulting firm, BDO USA, LLP ("BDO").

Communications with the Board

        Our board believes full and open communication between stockholders and members of our board is in our best interest and the best interests of our stockholders. Stockholders can contact any director or committee of the board by writing to the Chairman of the Audit Committee, 5750 New King Drive, Troy, Michigan 48098-2634. The Chairman of the Audit Committee will determine the extent to which such stockholder communications should be disseminated to other members and will address the communication with the inquiring stockholders as appropriate.

Director Attendance at the Annual Meeting

        Our board does not have a policy requiring directors to attend annual meetings of stockholders. However, we believe the annual meeting provides an opportunity for stockholders to communicate with directors and have requested that all directors make every effort to attend the Company's annual meeting. We make every effort to schedule our annual meeting at a time and date to maximize attendance by directors, taking into account the directors' schedules. All of the board members attended our 2018 Annual Meeting.

Code of Business Conduct and Ethics

        We have adopted a corporate code of ethics that applies to all of our directors, employees and executive officers, including our chief executive officer, chief financial officer and principal accounting officer. We believe our code of ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of code violations; and provide accountability for adherence to the code. A copy of our corporate code of ethics may be obtained, without charge, upon written request to: Secretary, 5750 New King Drive, Troy, Michigan 48098-2634. The code of ethics may be reviewed on our website at http://www.diversifiedrestaurantholdings.com/about-us/governance-documents. In addition, we intend to post on our website all disclosures that are required by law or NASDAQ listing standards concerning any amendments to, or waivers from, any provision of the code.

 AUDIT COMMITTEE REPORT

        Each member of the Audit Committee is independent as such independence for Audit Committee members is defined in the NASDAQ listing standards and the rules of the Securities and Exchange Commission. The Audit Committee's primary purpose is to assist the board in overseeing the accounting and financial reporting process, audits of financial statements, internal accounting and disclosure controls, and the internal audit functions.

        In carrying out its responsibilities, the Audit Committee supervises the relationship between the Company and its independent registered public accounting firm, including having direct responsibility for the independent registered public accounting firm's appointment, compensation and retention, reviewing the scope of its audit services, and approving audit and permissible non-audit services. The Audit Committee reviews and discusses the annual and quarterly financial statements as well as the internal audit plan.

        Management is responsible for the preparation, presentation and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used. Management is also responsible for testing the system of internal controls and reporting to the Audit Committee regarding any significant deficiencies or material weaknesses that are found. Our independent registered public accounting firm for 2018, BDO, was responsible for auditing the Company's annual financial statements and for reviewing its unaudited quarterly financial statements.

        The Audit Committee reviewed with BDO the overall scope and plan of the audit. In addition, the Audit Committee met with BDO, with and without management present, to discuss the results of BDO's audit, its evaluation of the Company's internal control over financial reporting, the overall quality of the Company's financial reporting, and such other matters as are required to be discussed under the standards of the Public Company Accounting Oversight Board ("PCAOB"). The Audit Committee has also received from, and discussed with, BDO the matters required to be discussed by PCAOB Auditing Standard No. 1301 (Communications with Audit Committees).

        The Audit Committee has discussed with BDO that firm's independence from management and the Company, and has received from BDO the written disclosures and the letter required by the PCAOB comprising it's communications with the Audit Committee concerning independence. The Audit Committee has also considered the compatibility of audit-related and tax services with BDO's independence.

        In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited financial statements in the Annual Report on Form 10-K for the year ended December 30, 2018 with both management and BDO. The Audit Committee's review included a discussion of the quality and integrity of the Company's financial statements including the propriety of its accounting principles, the reasonableness of significant estimates and judgments, and the clarity and completeness of disclosures in the Annual Report on Form 10-K.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 30, 2018 for filing with the Securities and Exchange Commission.

        Submitted by the members of the Audit Committee:

  Joseph M. Nowicki, Chairman
  Jay Alan Dusenberry
  Philip Friedman
  Roger Lipton

 PROPOSAL 4: ELECTION OF DIRECTORS

        Our board members are elected annually to serve one-year terms or until their earlier death, resignation or removal. The board currently consists of six members: T. Michael Ansley, Jay Alan Dusenberry, Philip Friedman, David Ligotti, Joseph M. Nowicki, and Roger Lipton. Each of these individuals has been nominated, and is seeking approval, to serve as a director until the annual meeting of stockholders in fiscal year 2020 or until his successor has been duly elected and qualified or until his earlier death, resignation or removal.

        Each of the above nominees has been recommended by the independent members of the board and nominated by the board. Each nominee has consented to serve as a director of the Company, if elected. If, at the time of the annual meeting, any of the nominees are unable or decline to serve as a director, the discretionary authority provided via proxy will be exercised to vote for a substitute candidate designated by the board. The board has no reason to believe that any of the nominees will be unable or will decline to serve as a director.

        Assuming the merger is completed, however, the Company would thereafter be privately held, these nominees would cease to be directors, and the board would be selected by the new private stockholder.

        The board recommends that the stockholders vote FOR the election of the nominees named above as directors of the Company.

Information About Director Nominees and Executive Officers

        Information about our director nominees and executive officers is set forth below. There are no family relationships among any of our directors, nominees for director and executive officers.

Name, Age, and Position with the Company	Has Served As Director Since
Directors Who Are Both Currently Serving and Nominees for Election
T. Michael Ansley, 48, Director, Executive Chairman of the Board	2006
Jay Alan Dusenberry, 47, Director	2006
Philip Friedman, 72, Director	2011
David Ligotti, 61, Director	2006
Joseph M. Nowicki, 57, Director	2010
Roger Lipton, 78, Director	2018
Executive Officers (Who Are Not Also Directors)
Jason T. Curtis, 38, Chief Operating Officer, Secretary

        Our executive officers are generally appointed each year at the annual meeting of our board. Their terms of office are at the discretion of our board.

        The factual information below for each director, nominee for election as a director and for each executive officer has been provided by that person. The particular experience, qualifications, attributes or skills that led our board to conclude that each should serve on our board, in light of our business and structure, was determined by our board or independent members of the board.

        T. Michael Ansley currently serves as the Executive Chairman of our board, Acting President and Chief Executive Officer. He served as our President, Chief Executive Officer, and Chairman of the Board since our inception in 2006 through October of 2016. The Company's roots can be traced back to 1999 when Mr. Ansley opened his first Buffalo Wild Wings ("BWW") franchise in Sterling Heights, Michigan. Mr. Ansley received a Bachelor of Science degree in business administration from the University of Dayton and currently serves on the Board of Directors of the Michigan Restaurant

Association. Mr. Ansley also serves as Chairman, President and Chief Executive Officer of Bagger Dave's Burger Tavern, Inc.

        We believe Mr. Ansley is qualified to serve as a director of the Company due to his extensive experience in restaurant management, operations and development as well as his demonstrated business leadership abilities and long history with the Company as its founder.

        Jay Alan Dusenberry has been a member of the board since our inception. Mr. Dusenberry served as our Treasurer from our inception to March 22, 2010.. Currently, Mr. Dusenberry is a Vice President of Michigan Metal Coatings. From 2013 to 2017, he served as Vice President of KAMAX, a fastener technology company for the automotive industry. From 2009 to 2013, he served as a Vice President at Cold Heading Company, a manufacturer of cold-formed fasteners. He received a Bachelor of Science degree in finance from the University of Dayton and a Master of Business Administration degree from the University of Detroit Mercy.

        We believe Mr. Dusenberry is qualified to serve as a director due to his 20 years of experience in business leadership positions, including experience as a financial analyst for a health care system and senior administrative roles as a plant manager, director, and vice president in the automotive manufacturing industry.

        Philip Friedman was appointed to the board on March 10, 2011. Mr. Friedman served as Chairman, Chief Executive Officer, and President of McAlister's Corporation, a quick-casual restaurant concept, from 1999 through July 2010. Currently, Mr. Friedman is Chief Executive Officer of Salsarita's Fresh Cantina restaurant chain and is a Founding Member of IL 'Pioppo, LLC, importers of organic Italian wines. Mr. Friedman is also President of Friedman & Associates, a strategic planning and management consulting company he founded in 1986. Mr. Friedman serves on the Boards of the National Restaurant Association and the Mississippi Restaurant Association. He is a member of the Culinary Institute of America's Society of Fellows and the National Association of Corporate Directors.

        We believe Mr. Friedman is qualified to serve as a director because of his extensive franchise and chain restaurant expertise. This expertise is particularly relevant to our business as a franchisee of BWW.

        David Ligotti has been a member of the board since our inception. Mr. Ligotti owns and operates Oakwood Business Services, LLC ("Oakwood"), an accounting, tax, and consulting firm located in Ann Arbor, Michigan. Mr. Ligotti received a Bachelor of Arts degree in political science from Kalamazoo College, a Masters of Business Administration degree, with a major in accounting, from the University of Michigan, and a Master of Science in Taxation degree from Walsh College.

        We believe Mr. Ligotti is qualified to serve as a director, as he has been a CPA for more than 30 years and has nearly 30 years of experience in restaurant finance, technology, operation, administration, and accounting.

        Joseph M. Nowicki was elected to the board at the 2010 annual meeting of stockholders. Mr. Nowicki is the Executive Vice President and Chief Financial Officer of Beacon Roofing Supply ("BECN"), a NASDAQ-listed company, a position he assumed on March 25, 2013. At BECN, Mr. Nowicki is responsible for the oversight of finance, credit and investor relations. Mr. Nowicki served as the Chief Financial Officer of Spartan Motors, Inc. ("SPAR"), a NASDAQ-listed specialty vehicle manufacturer based in Charlotte, Michigan from June 30, 2009 to March 22, 2013. Previously, Mr. Nowicki spent approximately 17 years with the Michigan-based furniture manufacturer, Herman Miller, Inc., where he held progressive financial roles, lastly as Vice President, Investor Relations and Treasurer. Before joining Herman Miller, he held several operations and finance positions, including working for IBM and General Motors, and spent several years in public accounting. Mr. Nowicki received a Master of Business Administration from the University of Michigan—Ross School of Business.

        We believe Mr. Nowicki is qualified to serve as a director of the Company due to his extensive public company experience and specialized accounting, finance and capital markets expertise.

        Roger Lipton joined the board in September 2018. Mr. Lipton is an investment professional with more than four decades of experience specializing in restaurants and retailers. He earned a B.S. in Mechanical Engineering at Rensselaer Polytechnic Institute and an MBA at Harvard. After working as an auditor with PricewaterhouseCoopers for two years, he began a career on Wall Street, where he focused on the restaurant and franchising industries. He then moved on to build and operate a chain of fast casual restaurants in Canada. He subsequently spent 13 years at Ladenburg, Thalmann & Co., Inc., where he managed the Lipton Research Division, specializing in the restaurant industry. While at Ladenburg, he sponsored an annual restaurant conference for investment professionals. He formed his own firm, Lipton Financial Services, Inc. in 1993 to invest in restaurant and retail companies.

        We believe Mr. Lipton is qualified to serve as a director of the Company due to his extensive financial and restaurant industry experience.

Executive Officers Who Are Not Also Directors

        Mr. Ansley is also a member of our board and information regarding his business experience is described above. The business experience for Mr. Curtis for at least the past five years is summarized below. Our executive officers are generally elected each year at the annual meeting of our board that follows the annual meeting of the stockholders. Their terms of office are at the discretion of our board.

        Jason T. Curtis is our Chief Operating Officer, a position he assumed at our inception in 2006. Mr. Curtis also serves as our Corporate Secretary. Beginning in 2000, Mr. Curtis worked in positions of increasing responsibility in the restaurant industry, starting at the ground level in the kitchen of a BWW restaurant that is now owned by the Company. In 2002, he became Chief Operating Officer of AMC Group, LLC, the predecessor to AMC Group, Inc. AMC Group, Inc. is now a wholly-owned subsidiary of DRH. Mr. Curtis provides leadership in all aspects of our sports bars and oversees the day to day operations, training and restaurant support. He aligns our operations team on company strategy and continuous improvement initiatives. He also works with support office department heads to foster a culture of community and excellence.

        Assuming the merger is completed, however, the Company would thereafter be privately held and the board would be selected by the new private stockholder.

PROPOSAL 5: ADVISORY VOTE ON EXECUTIVE COMPENSATION

        Our executive compensation program is intended to attract, motivate, reward and retain the senior management talent required to achieve our corporate objectives and increase stockholder value. Our philosophy in setting compensation policies for executive officers is to align pay with performance, while at the same time providing competitive compensation. We believe that our compensation policies and procedures are aligned with the long-term interests of our stockholders.

        As required by Section 14A of the Exchange Act, this proposal seeks a stockholder advisory vote on the approval of compensation of our named executive officers as disclosed pursuant to Item 402 of Regulation S-K through the following resolution:

          "RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the executives of Diversified Restaurant Holdings, Inc., as disclosed in the Compensation of Executive Officers and Directors section of the Proxy Statement, the compensation tables, and the related disclosure contained in the Proxy Statement."

        Our board urges you to endorse the compensation program for our executive officers by voting FOR the above resolution. The Compensation Committee of the board believes that the executive compensation for 2018 is reasonable, appropriate and justified by the Company's performance.

        Since your vote is advisory, it will not be binding upon the board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

        Our board recommends that you vote FOR approval of our executive compensation program as described in this Proxy Statement. Unless otherwise instructed, the persons named as proxies intend to vote all proxies received for approval of our executive compensation program.

 EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table summarizes compensation earned by our principal executive officer and our other executive officers for our last two completed fiscal years.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)		Option Awards ($)	Non Equity Incentive Plan Compensation(4) ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
T. Michael Ansley	2018	250,000	—	—		—	—	—	9,000	259,000
Executive Chairman of the Board	2017	250,000	—	—		—	—	—	9,000	259,000
David G. Burke(5)	2018	450,000		276,500		—	58,500	—	9,100	794,100
Chief Executive Officer	2017	405,000	35,640	202,500	(3)	—	—	—	9,135	652,275
Jason T. Curtis	2018	261,000		253,550		—	23,490	—	9,100	547,140
Chief Operating Officer	2017	261,000	18,792	50,000		—	—	—	9,135	338,927
Phyllis A. Knight(6)	2018	340,000		253,550		—	34,000	—	9,100	636,650
Chief Financial Officer	2017	340,000	24,480	183,750		—	—	—	9,135	557,365

(1)
Bonuses paid for 2017 pursuant to the terms of the Performance Bonus Plan and the 2017 Short Term Plan. Bonuses in 2017 were paid in a combination of cash (50%) and DRH stock (50%) valued based upon the closing share price on March 29, 2018 of $1.35 per share. There was no vesting requirement for the shares granted in connection with the 2017 bonus.

(2)
Refer to Note 8 "Share-Based Compensation," in the Notes to our Consolidated Financial, for the relevant assumptions used to determine the valuation of the stock awards.

(3)
Refer to Treatment of Certain Incentive Grants under the Stock Incentive Plan of 2011 below for further details on Mr. Burke's stock awards for 2017.

(4)
The amount in this column include cash awards paid for 2018 performance pursuant to the terms of the Performance Bonus Plan and the 2018 Short Term Plan.

(5)
Mr. Burke resigned as President and Chief Executive Officer and as a director of the Company effective as of June 27, 2019.

(6)
Ms. Knight resigned as Chief Financial Officer and Treasurer of the Company effective as of June 27, 2019.

Employment Agreements

David G. Burke

        On May 19, 2016, the Company and Mr. Burke entered into a written employment agreement for an initial three-year term. Pursuant to the employment agreement, Pursuant to the agreement Mr. Burke's base salary for the fiscal years ending in 2017 and 2018 was $405,000 and $450,000, respectively. His base salary for the fiscal year ending in 2019 will be determined by the board.

        During his term of employment, Mr. Burke is eligible to participate in the Company's annual cash bonus plan. In fiscal years 2017 and 2018, his target bonus opportunity was 55% and 65% of base salary, respectively. Actual payments will be determined based upon a combination of Company results and individual performance against the applicable performance goals established by the board.

        Mr. Burke was paid a one-time signing bonus in the amount of $100,000 and was granted 100,000 shares of the Company's common stock within two weeks following the signing date of the employment agreement. The stock award is subject to the terms and conditions of the Company's Stock Incentive Plan of 2011 and vested and will vest ratably on January 1, 2018, January 1, 2019, and January 1, 2020.

        During each year of the initial three-year term of the employment agreement, the Company will recommend to the Compensation Committee that it grant Mr. Burke an equity award of 50,000 shares of restricted stock. The Compensation Committee granted 50,000 shares or restricted stock to Mr. Burke in 2017 and 2018. Each future award will be subject to the terms and conditions of the Company's Stock Incentive Plan of 2017 or a successor plan, and will vest three years following the date of grant.

        Mr. Burke is eligible to participate in the employee benefit plans and programs generally available to the Company's senior executives, including group medical, dental, vision and life insurance, and disability benefits, subject to the terms and conditions of such plans and programs. Mr. Burke is also be entitled to the fringe benefits and perquisites that are made available to other similarly situated executives of the Company, including a car allowance, each in accordance with and subject to the eligibility and other provisions of such plans and programs.

        In addition, the employment agreement also provides for certain payments and benefits in the event of a termination of Mr. Burke's employment under specific circumstances. If, during the term of the employment agreement, his employment is terminated by the Company other than for "cause," or by Mr. Burke for "good reason" (each as defined in his agreement), he would be entitled to (1) continuation of his base salary at the rate in effect immediately prior to the termination date for 12 months following the termination date, (2) a lump sum payment equal to a pro-rata portion of his annual bonus and (3) continuation of coverage of medical insurance benefits that he would otherwise be eligible to receive as an active employee of the Company for six months following the termination date. In the event of a change in control followed by termination by the Company without "cause" or by Mr. Burke for "good reason" within 12 months of the change of control, Mr. Burke would be entitled to (1) a lump sum payment equal to 1.5 times his annual base salary and target annual bonus for the year in which the termination occurs, and (2) continuation of coverage of medical insurance benefits that he would otherwise be eligible to receive as an active employee of the Company for six months following the termination date.

        Mr. Burke's receipt of the termination payments and benefits described above is contingent upon execution of a general release of any and all claims arising out of or related to his employment with the Company and the termination of his employment, and compliance with the restrictive covenants described below.

        Pursuant to his employment agreement, Mr. Burke has also agreed to customary restrictions with respect to the disclosure and use of the Company's confidential information, and has agreed that work product or inventions developed or conceived by him while employed with the Company relating to its business is the Company's property. In addition, during the term of his employment and for the 18 month period following his termination of employment for any reason, Mr. Burke has agreed not to (1) compete with the Company, or (2) solicit or induce any of the Company's employees or independent contractors to terminate their employment with the Company.

        Mr. Burke resigned as the President, Chief Executive Officer and Director effective June 27, 2019. In connection with his resignation, Mr. Burke agreed to a settlement agreement pursuant to which

Mr, Burke will receive severance payments in the aggregate amount of $535,800 payable over the course of one year. Any unpaid amounts as of the closing of the merger will become immediately due and payable upon the closing. In addition, the restricted stock awards for 333,334 shares held by Mr. Burke at the time of his resignation under the Company's applicable equity incentive payment plans will vest immediately to the extent not already vested.

Phyllis A. Knight

        The Company and Ms. Knight entered into a written employment agreement on October 20, 2016, for an initial three-year term. Pursuant to the employment agreement, Ms. Knight receives a base salary of $340,000 per year.

        During her term of employment, Ms. Knight is eligible to participate in the Company's annual cash bonus plan. In fiscal years 2017 and 2018 her target bonus opportunity was 45% and 50%, respectively, of base salary. Actual payments will be determined based upon a combination of Company results and individual performance against the applicable performance goals established by the board.

        As a signing bonus, Ms. Knight received a grant of 100,000 shares of the Company's common stock. The stock award is subject to the terms and conditions of the Company's Stock Incentive Plan and vested and will vest ratably on January 1, 2018, January 1, 2019, and January 1, 2020.

        During each year of the initial three-year term of the employment agreement, Ms. Knight will be eligible to receive an annual long-term incentive award of stock, options, or a combination thereof, as determined by the Compensation Committee. Each such award will be subject to the terms and conditions of the Company's Stock Incentive Plan of 2017 or a successor plan, and will vest three years following the date of grant.

        Ms. Knight will be eligible to participate in the employee benefit plans and programs generally available to the Company's senior executives, including group medical, dental, vision and life insurance, and disability benefits, subject to the terms and conditions of such plans and programs. Ms. Knight will also be entitled to the fringe benefits and perquisites that are made available to other similarly situated executives of the Company, including a car allowance, each in accordance with and subject to the eligibility and other provisions of such plans and programs.

        In addition, the employment agreement also provides for certain payments and benefits in the event of a termination of Ms. Knight's employment under specific circumstances. If, during the term of the employment agreement, her employment is terminated by the Company other than for "cause," or by Ms. Knight for "good reason" (each as defined in her agreement), she would be entitled to (1) continuation of her base salary at the rate in effect immediately prior to the termination date for 12 months following the termination date, (2) a lump sum payment equal to a pro-rata portion of her annual bonus and (3) continuation of coverage of medical insurance benefits that she would otherwise be eligible to receive as an active employee of the Company for twelve months following the termination date. In the event of a change in control followed by termination by the Company without "cause" or by Ms. Knight for "good reason" within 12 months of the change of control, Ms. Knight would be entitled to (1) a lump sum payment equal to 1.0 times her annual base salary and target annual bonus for the year in which the termination occurs, and (2) continuation of coverage of medical insurance benefits that she would otherwise be eligible to receive as an active employee of the Company for six months following the termination date.

        Ms. Knight's receipt of the termination payments and benefits described above is contingent upon execution of a general release of any and all claims arising out of or related to her employment with the Company and the termination of her employment, and compliance with the restrictive covenants described below.

        Pursuant to her employment agreement, Ms. Knight has also agreed to customary restrictions with respect to the disclosure and use of the Company's confidential information, and has agreed that work product or inventions developed or conceived by her while employed with the Company relating to its business is the Company's property. In addition, during the term of her employment and for the 24 month period following her termination of employment for any reason, Ms. Knight has agreed not to (1) compete with the Company, or (2) solicit or induce any of the Company's employees or independent contractors to terminate their employment with the Company.

        Ms. Knight resigned as the Chief Financial Officer and Treasurer effective as of June 27, 2019. In connection with her resignation, Ms. Knight agreed to a settlement agreement pursuant to which Ms. Knight will receive severance payments in the aggregate amount of $404,200 payable over the course of one year. Any unpaid amounts as of the closing of the merger will become immediately due and payable upon the closing. In addition, the restricted stock awards for 281,334 shares held by Ms. Knight at the time of her resignation under the Company's applicable equity incentive payment plans will vest immediately to the extent not already vested.

Treatment of Certain Incentive Grants under the Stock Incentive Plan of 2011

        The Company's Stock Incentive Plan of 2011 (the "2011 Plan") provides that no participant may be awarded incentive awards with respect to more than 100,000 shares of common stock in any calendar year. The 2011 Plan states that the purpose of this provision is to ensure that the 2011 Plan provides performance-based compensation and the provision is to be interpreted, administered and amended if necessary to achieve that purpose.

        During 2016, the board, upon recommendation of the Compensation Committee, granted 133,333 shares of restricted stock to Mr. Burke. Of this amount, 33,333 shares were granted to Mr. Burke as an annual long-term incentive grant and 100,000 shares were granted to Mr. Burke pursuant to the terms of his Employment Agreement.

        The board interpreted the 2011 Plan to mean that the annual limit of 100,000 shares applied only if the applicable grant was intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code. The grant of restricted stock to Mr. Burke was not subject to any performance conditions, but was subject to time-based vesting. The grant of time-vested restricted stock does not qualify as performance-based compensation under Section 162(m) and the board understood that grants of time-vested restricted stock could be made in excess of the annual limit of 100,000 shares set forth in the 2011 Plan.

        The board received a demand letter from counsel on behalf of two stockholders alleging that the grants to Mr. Burke in 2016 violated Section 4.2 of the 2011 Plan, among other claims. The board formed a Special Committee to review the stockholder demand, conduct a thorough investigation into the legal and factual issues implicated by the demand and recommend a course of action. The Special Committee concluded that the demand was without merit. However, solely in the interests of avoiding litigation that the board determined in its business judgment would not be in the interests of the Company or its stockholders, the board elected to rescind, and Mr. Burke simultaneously agreed to surrender, the grant of 33,333 shares so that the aggregate number of restricted shares issued to him in 2016 is 100,000.

        The board also determined that the total compensation package approved by the board, including the stock grant under Mr. Burke's employment agreement and the 2016 annual stock grant, was appropriate and aligned with stockholders' interests. Accordingly, based on a recommendation by the Compensation Committee, the board determined that it was appropriate to return Mr. Burke's equity compensation to the level it was prior to the action to void and rescind the 33,333 shares of restricted stock and, therefore, effective June 23, 2017, the board granted Mr. Burke a restricted stock grant with respect to 33,333 shares of restricted stock, which will vest in a single installment on June 23, 2019.

Executive Officer Bonus Compensation

        Beginning in 2013, it has been our policy to provide cash bonus awards for eligible executive officers and employees based on predetermined performance goals. We believe that paying such cash awards:

  •
  promotes the growth, profitability and expense control necessary to accomplish corporate strategic long-term plans;

  •
  encourages superior results by providing a meaningful incentive; and

  •
  supports teamwork among employees.

        In furtherance of this goal and to provide a structure for awarding cash bonuses, on March 7, 2013, the board approved a Performance Bonus Plan (the "Bonus Plan") which is administered by the Compensation Committee. The Bonus Plan is designed to provide an incentive in the form of a cash bonus award to certain key executives of the Company. Under the terms of the Bonus Plan, each calendar year the Compensation Committee (or its designees) will determine within 90 days of January 1 the employees who will participate in the Bonus Plan and the performance goals that those employees must satisfy to earn the target award established by the Compensation Committee.

        Performance goals are to be selected by the Compensation Committee based upon one or more of the following performance criteria: (i) financial results for the Company as a whole or as a business unit, such as net earnings or net income (before or after taxes), earnings per share, net revenues, gross revenues, net operating profit (before or after taxes), and earnings before or after taxes, interest, depreciation and/or amortization (EBITDA); and (ii) criteria related to restaurant growth (either in the aggregate or by type of restaurant). The Compensation Committee may also establish individual goals for an employee relating to his or her individual performance or individual/strategic goals for the executive team as a whole. The Compensation Committee has discretion in assessing whether the individual/strategic goals have been met.

        Target awards payable under the Bonus Plan are expressed as either a percentage of base salary or a fixed dollar amount. The Compensation Committee must establish in writing a formula for determining the percentage of the target award that may be payable based upon the level of attainment of the performance goals for the year. In establishing the formula, the Compensation Committee may assign different weights to the various performance criteria, and such weights may also differ from employee to employee.

Bonus Plan for Fiscal 2018

        On June 12, 2018, the board, upon recommendation of the Compensation Committee, adopted a Short-Term Incentive Program for the 2018 fiscal year (the "2018 Short Term Plan"), which set out the performance goals for fiscal 2018 under the Bonus Plan. The 2018 Short Term Plan was designed to pay an annual cash bonus to members of the Company's executive team, with such bonus to be based upon a combination of corporate financial goals (Adjusted EBITDA) and strategic/individual goals. Three named executive officers participated in the 2018 Short Term Plan: Mr. Burke, Mr. Curtis and Ms. Knight. The 2018 target bonus for each of these named executive officers was: Mr. Burke—$292,500, Mr. Curtis—$117,450 and Ms. Knight—$170,000, representing 60.0%, 45.0% and 50.0%, respectively, of each officer's base salary.

        80.0% of the performance metrics under the 2018 Short Term Plan were related to the achievement of corporate financial performance (Adjusted EBITDA) and 20.0% of the performance metrics were related to individual/strategic goals. Any performance below the threshold resulted in a payout of 0.0% for the metric and all amounts were capped at 150.0% of target. On February 14, 2019, the Compensation Committee certified that no portion of the Adjusted EBITDA target was achieved, resulting in no payout for the executive team.

        With respect to the remaining 20.0% of the performance metrics, the Committee determined that the executive team substantially satisfied the following individual/strategic goals for fiscal 2018 and this component of the performance metrics would be paid at 100% (for a percentage payout of 20%):

  •
  corporate cost improvement through cost controls;

  •
  SEC compliance;

  •
  control of operations—maintaining effective restaurant operations; and

  •
  a successful equity raise.

        Based on the attainment of the performance metrics established in the 2018 Short Term Plan, bonus amounts were paid to our executive officers as follows: Mr. Burke, $58,500, Mr. Curtis, $23,490, and Ms. Knight, $34,000.

Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth certain information for our executive officers concerning unexercised options, stock that has not vested, and equity incentive plan awards as of December 30, 2018.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
T. Michael Ansley	30,000	—	—	$2.50	7/31/2019	—		$—	—	—
David G. Burke(10)	30,000	—	—	$2.50	7/31/2019	33,333	(3)	$33,000	—	—
	—	—	—			66,667	(4)	$66,000	—	—
	—	—	—			50,000	(5)	$49,500	—	—
	—	—	—			50,000	(2)	$49,500	—	—
	—	—	—			100,000	(6)	$99,000	—	—
	—	—	—			100,000	(9)	$99,000	—	—
Jason T. Curtis	—	—	—			33,333	(7)	$33,000	—	—
	—	—	—			22,222	(5)	$22,000	—	—
	—	—	—			33,000	(2)	$32,670	—	—
	—	—	—			100,000	(6)	$99,000	—	—
	—	—	—			100,000	(9)	$99,000	—	—
Phyllis A. Knight(11)	—	—	—			66,667	(8)	$66,000	—	—
	—	—	—			15,000	(5)	$14,850	—	—
	—	—	—			33,000	(2)	$32,670	—	—
	—	—	—			100,000	(6)	$99,000	—	—
	—	—	—			100,000	(9)	$99,000	—	—

(1)
These options became fully vested on July 31, 2013. The Company entered into a Second Amendment to the Stock Option Agreement of 2010 on July 28, 2016 which extended the expiration date of the options from July 31, 2016 to July 31, 2019.

(2)
The shares of restricted stock cliff vest on March 30, 2021. The shares are subject to additional restrictions on transferability and conditions of forfeiture in accordance with the Stock Incentive Plan of 2017.

(3)
The shares of restricted stock cliff vest on June 23, 2019. The shares are subject to additional restrictions on transferability and conditions of forfeiture in accordance with the Stock Incentive Plan of 2011.

(4)
The shares of restricted stock vest ratably on January 1, 2019, and January 1, 2020. The shares are subject to additional restrictions on transferability and conditions of forfeiture in accordance with the Stock Incentive Plan of 2011.

(5)
The shares of restricted stock cliff vest on July 28, 2020. The shares are subject to additional restrictions on transferability and conditions of forfeiture in accordance with the Stock Incentive Plan of 2017.

(6)
The shares of restricted stock vested on November 29, 2021 in accordance with the Stock Incentive Plan of 2017.

(7)
The shares of restricted stock cliff vest on June 2, 2019. The shares are subject to additional restrictions on transferability and conditions of forfeiture in accordance with the Stock Incentive Plan of 2011.

(8)
The shares of restricted stock vest ratably on January 1, 2019 and January 1, 2020. The shares are subject to additional restrictions on transferability and conditions of forfeiture in accordance with the Stock Incentive Plan of 2017.

(9)
The shares of restricted stock cliff vest on November 30, 2021. The shares are subject to additional restrictions on transferability and conditions of forfeiture in accordance with the Stock Incentive Plan of 2017.

(10)
Mr. Burke resigned as President and Chief Executive Officer and as a director of the Company effective as of June 27, 2019.

(11)
Ms. Knight resigned as Chief Financial Officer and Treasurer of the Company effective as of June 27, 2019.

Payments in the Event of Termination of Employment or Change in Control

Employment Agreements

        For amounts payable to Mr. Burke and Ms. Knight following a termination of employment (including in the event of a change in control), please see "Employment Agreements" above.

Termination of Employment Due to Death or Disability

  Rights under the Stock Incentive Plan of 2011

        If an executive officer terminates employment due to death or disability, then restricted stock granted to the officer under the Stock Incentive Plan of 2011 will be partially vested. Also, if we terminate an officer's employment other than for cause, then restricted stock granted to the officer under the plan will be partially vested. The number of shares that will be vested is equal to the number of shares granted to the executive officer multiplied by the number of months that have elapsed since the grant date divided by the number of months in the vesting period. Our Compensation Committee also has discretion to accelerate the vesting of restricted stock.

  Rights under the Stock Incentive Plan of 2017

        If an executive officer terminates employment due to death or disability, then restricted stock granted to the officer under the Stock Incentive Plan of 2017 will be 100% vested. Our Compensation Committee also has discretion to accelerate the vesting of restricted stock.

        If an executive officer had terminated employment due to death or disability, or if we had terminated their employment without cause on December 30, 2018, each officer would have become vested in the following number of shares of restricted stock with a value shown below.

Executive Officer	Number of Shares Vested	Value
David G. Burke	114,729	$113,581
Jason T. Curtis	44,753	44,306
Phyllis A. Knight	59,970	59,371

	219,452	$217,258

        These amounts assume that the termination occurred on December 30, 2018, the last business day of our 2018 fiscal year, and is an estimate of the value of restricted stock that would be vested upon a termination. The actual amount would only be determined upon a termination of employment.

  Change in Control

        According to their terms when awarded, shares of restricted stock awarded under the Stock Incentive Plan of 2011 or the Stock Incentive Plan of 2017 become fully vested upon a change in control. A "change in control" is defined in each of the Stock Incentive Plan of 2011 and the Stock Incentive Plan of 2017 as (a) the failure of the continuing directors to constitute a majority of the board; (b) the acquisition by any person of ownership of 50.0% or more of our outstanding common stock; (c) a reorganization, merger or consolidation after which our stockholders do not own at least 50.0% of the value and voting power of the outstanding capital stock of the entity surviving the transaction; (d) a liquidation or dissolution, or a sale of all or substantially all of our assets; or (e) any other change in control transaction that is reportable to the SEC under Item 6(e) of Schedule 14A of Regulation 14A issued under the Securities Exchange Act of 1934. The merger will constitute a change of control pursuant to these provisions.

  Retirement Benefits

        We do not provide a defined benefit pension plan or post-retirement health insurance coverage for our executive officers or other employees. Our executive officers and many of our other employees are eligible to participate in our 401(k) plan. Effective January 1, 2018, to comply with the IRS Safe Harbor Rules, we implemented a matching contribution to our 401(k) plan. For fiscal 2017, there was no discretionary match. For fiscal 2018, the Company will make a safe harbor matching contribution equal to 100% of employee salary deferrals that do not exceed 3% of compensation plus 50% of employee salary deferrals between 3% and 5% of compensation. Mr. Burke participated in our 401(k) plan during 2017 and 2018. Ms. Knight participated in our 401(k) plan during 2018.

Director Compensation for Fiscal 2018

        The table below provides information regarding the compensation of our directors for our fiscal year ending December 30, 2018.

Name(1)(2)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Jay Alan Dusenberry	$42,000	$32,000	—	—	—	—	$74,000
Philip Friedman	$32,000	$32,000	—	—	—	—	$64,000
David Ligotti	$32,000	$32,000	—	—	—	—	$64,000
Joseph M. Nowicki	$47,000	$32,000	—	—	—	—	$79,000
Roger Lipton	$10,667	$28,344					$39,011
Gregory J. Stevens	$21,333	$—	—	—	—	—	$21,333

(1)
Compensation information for T. Michael Ansley and David G. Burke is fully reflected in the Summary Compensation Table above and, as such, is not repeated here.

(2)
As of December 30, 2018, each of Messrs. Dusenberry, Friedman, and Nowicki had outstanding options to purchase 30,000 shares of the Company's common stock.

(3)
Each non-employee director received a restricted stock award of 27,586 shares (prorated for Mr. Lipton) in 2018 following the annual election of directors, to assist the directors in meeting stock ownership guidelines for non-employee directors. The shares will vest on May 24, 2019. Mr. Stevens forfeited his award upon resignation from the board.

        On July 31, 2010, each member of the board then serving was granted options to purchase up to 30,000 shares of our common stock in return for their services as directors at an exercise price of $2.50 per share. The options are fully vested and expire on July 31, 2019. On March 10, 2011, in connection with his appointment to the board, Philip Friedman was granted options to purchase 30,000 shares on the same terms as the options issued in July 2010.

        We review the compensation of our non-employee directors annually and may engage an independent compensation consultant to advise us on appropriate levels of cash and non-cash compensation for our directors. Our Compensation Committee engaged Lockton in 2015 to perform benchmarking of our director compensation program and to provide us with recommendations for cash compensation to be paid to our directors and to the Chairs of our Audit and Compensation Committees, for appropriate levels and types of stock-based compensation and as to appropriate stock ownership guidelines.

        The material provisions of the board's compensation program are as follows:

  •
  Cash retainer fee of $32,000, paid in quarterly amounts of $8,000 on the last business day of each calendar quarter;

  •
  A grant of restricted stock with a value of $32,000, to be granted on the date of the annual election of directors, with a one-year vesting period such that the director would be 100% vested on the first anniversary of the grant date;

  •
  Additional cash payment to the Chair of the Audit Committee in the amount of $15,000, payable in equal quarterly installments on the last business day of each calendar quarter; and

  •
  Additional cash payment to the Chair of the Compensation Committee in the amount of $10,000, to be payable in equal quarterly installments on the last business day of each calendar quarter.

        The board, has adopted stock ownership guidelines for non-employee directors, equal to three times the amount of the annual cash retainer, which is intended to be met by three annual restricted stock grants.

TRANSACTIONS WITH RELATED PERSONS

Certain Transactions

        We have a written policy requiring that our Audit Committee review and approve related person transactions that involve us and are of the type that are required to be disclosed in our proxy statement by SEC rules. A transaction may be a related person transaction if any of our directors, executive officers, owners of more than 5.0% of our common stock, or their immediate family have a material interest in the transaction and the amount involved exceeds $120,000. The policy authorizes the Audit Committee to approve a related person transaction if it determines that the transaction is at least as favorable to us as would have been expected if the transaction had been with a person who is not related to us, or is in our best interest.

        On December 25, 2016, DRH completed a tax-free spin-off (the "Spin-Off") of its Bagger Dave's business. Specifically, DRH contributed its 100.0% owned entity, AMC Burgers, LLC and certain real estate entities into Bagger Dave's Burger Tavern, Inc., a newly created Nevada corporation ("Bagger Dave's" or "Bagger"), which was then spun-off into a stand-alone, publicly- traded company on the over-the-counter exchange. In connection with the Spin-Off, DRH contributed to Bagger certain assets, liabilities, and employees related to its Bagger Dave's businesses. Intercompany balances due to/from DRH, which included amounts from sales, were contributed to equity. Additionally, DRH contributed $2 million in cash to Bagger to provide working capital for Bagger's operations and is a guarantor for certain of Bagger's lease obligations.

        Further, In conjunction with the Spin-Off, DRH entered into a transition services agreement (the "TSA") with Bagger Dave's pursuant to which DRH provided certain information technology and human resources support, limited accounting support, and other minor administrative functions at no charge. The TSA was intended to assist the discontinued component in efficiently and seamlessly transitioning to stand on its own. Certain provisions of the TSA terminated in December 2017 and the First Amendment to TSA (the "Amended TSA") was entered into effective January 1, 2018. Under the Amended TSA, DRH provides ongoing administrative support to Bagger Dave's in certain areas, including information technology, human resources and real estate, in exchange for a fee based on a rate-per-hour of service.

        Our Executive Chairman (who is also a member of our board of directors) is also the Chairman of the Board, Chief Executive Officer and President of Bagger Dave's.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10.0% of our outstanding common stock to file with the Securities and Exchange Commission reports of changes in ownership of our common stock held by such persons. Executive officers, directors and greater than 10.0% stockholders are also required to furnish us with copies of all forms they file under this section. To our knowledge, based solely on a review of the copies of such reports furnished to us and representations received from our directors and officers, we believe that all reports required to be filed under Section 16(a) for fiscal year 2018 were timely filed.

PROPOSAL 6 : ADVISORY VOTE ON THE FREQUENCY OF ADVISORY APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

        Pursuant to Section 14A of the Exchange Act ("Section 14A") the Company is conducting an advisory (non-binding) vote on the frequency with which the advisory vote on compensation of our executive officers should be held. Since the initial advisory vote held in 2013 on executive compensation pursuant to Section 14A, we have held an annual Section 14A advisory vote on executive compensation such as Proposal No. 5 above. We are asking our stockholders whether future advisory votes on executive compensation should be held every one, two or three years. Stockholders who have no preference may also abstain from voting.

        The appropriate frequency of an advisory vote on executive compensation is the subject of diverging opinions and views. Less frequency would encourage a more long-term, rather than short-term, analysis of our executive compensation programs and would avoid the burden that annual votes would impose on stockholders required to evaluate the compensation programs of a large number of companies each year. On the other hand, greater frequency provides stockholders the opportunity to react promptly to emerging trends in compensation and give the board of directors and the Compensation Committee the opportunity to evaluate individual compensation decisions and compensation program changes each year in light of timely feedback from stockholders.

        After careful consideration, our board of directors has determined that an advisory vote on executive compensation that occurs every year is the most appropriate alternative for the Company at this time. We understand that our stockholders may have different views as to what is the best approach for the Company and we look forward to hearing from you on this proposal.

        The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two three years, or abstaining) and stockholders will not be given the option to only approve or disapprove the board's recommendation.

        Although the stockholders' vote is advisory and is not binding on the board of directors, the board of directors will take into account the outcome of the vote when considering how frequently to hold

"say-on-pay" votes. Notwithstanding the board of director's recommendation and the outcome of the stockholder vote, the board of directors may in the future decide to alter the frequency of advisory votes and may vary its practice based on such factors as discussions with the stockholders and the adoption of material changes to compensation programs. As required by the law as currently in effect, the board of directors will put the frequency issue before the stockholders for a new advisory vote at least once every six years.

        The board of directors recommends that stockholders vote to approve the option of an annual frequency of ONE YEAR for future advisory votes on executive compensation.

 PROPOSAL 7: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        In accordance with its charter, the Audit Committee of the Company's board has selected BDO USA, LLP ("BDO") as our independent registered public accounting firm for the fiscal year ending December 29, 2019. BDO began serving as our independent auditor for the fiscal year ended December 25, 2011. Services provided to us by BDO in 2018 are described under the heading "Principal Accountant Fees and Services" below.

        Our board is asking our stockholders to ratify the selection of BDO as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, our board is submitting the selection of BDO to our stockholders for ratification as a matter of good corporate practice.

        Representatives of BDO plan to attend the annual meeting of stockholders, will have the opportunity to make a statement if they desire to do so, and will respond to appropriate questions by stockholders.

        Our board recommends that you vote FOR ratification of the appointment of BDO as our independent registered public accounting firm for 2019. Unless otherwise instructed, the persons named as proxies intend to vote all proxies received for ratification of the appointment of BDO.

        In the event stockholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in our best interest and the best interest of our stockholders.

Principal Accountant Fees and Services

        The following table shows the fees for audit and other professional services provided to us by BDO in 2018 and 2017.

Services

	December 30, 2018	December 31, 2017
Audit Fees(1)	$280,000	$228,000
Audit-Related Fees(2)	—	—
Tax Fees(3)	78,870	139,630
All Other Fees(4)	—	—

Total audit and non-audit fees	$343,870	$367,630

(1)
"Audit Fees" include the aggregate fees billed for professional services rendered for the audit of our annual financial statements and for review of financial statements included in our quarterly reports on Form 10-Q. These fees also cover other services that are normally provided by the independent accountants in connection with documents to be filed with the SEC.

(2)
"Audit-Related Fees" consist of fees billed for professional services rendered related to the performance of the audit or review that are not otherwise reported under Audit Fees.

(3)
"Tax Fees" consist of fees billed for professional services rendered in connection with tax compliance, tax advice and tax planning.

(4)
"All Other Fees" consist of fees billed for professional services rendered that are not otherwise reported above.

Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

        The Company's Audit Committee pre-approves all audit and non-audit services provided by the independent auditor prior to the engagement of the independent auditor with respect to such services. The Company's independent auditor may be engaged to provide non-audit services only after the appointed auditor has first considered the proposed engagement and has determined, in each instance, that the proposed services are not prohibited by applicable regulations and that the auditor's independence will not be materially impaired as a result of having provided these services. In making this determination, the Audit Committee takes into consideration whether a reasonable investor, knowing all relevant facts and circumstances, would conclude that the auditor's exercise of objective and impartial judgment on all issues encompassed within the auditor's engagement would be materially impaired. All services provided by the Company's independent auditor in 2018 and 2017 were pre-approved by the Audit Committee or its Chairman in accordance with the Company's policy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table presents information regarding the beneficial ownership of our common stock by each person known to us to own beneficially more than 5.0% of our outstanding shares of common stock as of November 20, 2019. The title of the class of shares for all owners is $0.0001 par value common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class Beneficially Owned(1)
T. Michael Ansley	10,223,557	(2)	30.7%
807 W. Front Street Suite B Traverse City, MI 49684
Richard S. Strong	1,972,910	(3)	5.9%
c/o Godfrey & Kahn, S.C. 833 East Michigan Street, Suite 1800 Milwaukee, WI 53202
David L. Kanen	1,825,029	(4)	5.5%
5850 Coral Ridge Drive Suite 309 Coral Springs, FL 33076

(1)
The percentages shown are based on the 33,324,160 shares of our common stock outstanding as of November 20, 2019.

(2)
This includes 2,214,557 shares owned directly by Mr. Ansley, 8,000,000 shares held jointly with his spouse through a family limited liability company, 9,000 shares indirectly owned as custodian for his children's UGMA accounts (the beneficial ownership of which he disclaims).

(3)
The information with respect to the share ownership of Richard S. Strong and the Calm Waters Partnership ("Calm Waters"), of which Mr. Strong is the managing partner, is based solely on the information set forth on Schedule 13G filed with the SEC on July 18, 2019. Mr. Strong and Calm Waters share voting and dispositive powers over the shares.

(4)
The information with respect to the share ownership of David L. Kanen, Kanen Wealth Management, LLC ("Kanen Wealth"), of which Mr. Kanen is the managing member and Philotimo Fund, LP ("Philotimo"), of which Kanen Wealth is the general partner, is based solely on the information set forth on Schedule 13D filed with the SEC on July 15, 2019. Mr. Kanen directly owns 3,035 shares and has sole voting and dispositive powers over those shares. Mr. Kanen also has beneficial ownership of 1,421,373 shares beneficially owned by Kanen Wealth and 400,624 shares beneficially owned by Philotimo and he shares voting and dispositive powers over those shares. Kanen Wealth is the beneficial owner of 1,421,273 shares and 400,624 shares beneficially owned by Philotimo. Kanen Wealth shares voting and dispositive powers over these shares. Philotimo beneficially owns 400,624 shares and shares voting and dispositive powers over those shares.

        The following table presents information regarding the beneficial ownership of our common stock, as of November 20, 2019, by each of our directors, each of whom is also a nominee for re-election as a director, our executive officers named in the Summary Compensation Table, and all of our directors and executive officers as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class Beneficially Owned(1)
T. Michael Ansley°	10,223,557	(2)	30.7%
Jason T. Curtis	1,019,178	(3)	3.1%
Jay A. Dusenberry°	134,499	(4)	*
Philip Friedman°	112,631	(5)	*
David Ligotti°	384,973	(6)	1.2%
Joseph M. Nowicki°	128,420	(7)	*
Roger Lipton°	63,355	(8)	*
Officers and All Directors As a Group (8 persons)	12,094,654		36.3%

*
Less than one percent

°
Existing member of the board

(1)
The percentages shown are based on the 33,324,160 shares of our common stock outstanding as of November 20, 2019.

(2)
This includes 2,214,557 shares owned directly by Mr. Ansley, 8,000,000 shares held jointly with his spouse through a family limited liability company, and 9,000 shares indirectly owned as custodian for his children's UGMA accounts (the beneficial ownership of which he disclaims).

(3)
This includes 763,956 shares of stock and 255,222 shares of restricted stock owned directly by Mr. Curtis.

(4)
This includes 91,833 shares of stock and 42,666 shares of restricted stock owned directly by Mr. Dusenberry.

(5)
This includes 69,965 shares of stock and 42,666 shares of restricted stock owned directly by Mr. Friedman.

(6)
This includes 342,307 shares of stock and 42,666 shares of restricted stock owned directly by Mr. Ligotti.

(7)
This includes 63,854 shares of stock and 42,666 shares of restricted stock owned directly by Mr. Nowicki, and 21,900 shares held jointly with his spouse.

(8)
This includes 20,689 shares of stock and 42,666 shares of restricted stock owned directly by Mr. Lipton.

MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS

        In accordance with Rule 14a-3(e)(1) under the Exchange Act, one proxy statement will be delivered to two or more stockholders who share an address, unless the Company has received contrary instructions from one or more of the stockholders. Each stockholder will receive a separate proxy card. The Company will deliver promptly upon written or oral request a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of the proxy statement was delivered. Requests for additional copies of the proxy statement should be directed to Secretary, Diversified Restaurant Holdings, Inc., 5750 New King Drive, Troy, Michigan 48098-2634 or call (833) 374-7282. In addition, stockholders who share a single address, but receive multiple copies of the proxy statement, may request that in the future they receive a single copy by contacting the Company at the address and phone number set forth in the prior sentence.

SUBMISSION OF STOCKHOLDER PROPOSALS

        If the merger is completed, the Company does not expect to hold a 2020 annual meeting of stockholders. However, if the merger is not completed, the Company will hold a 2020 annual meeting of stockholders.

        Any stockholder of the Company wishing to submit a proposal for action at the Company's 2020 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must provide a written copy of the proposal to the management of the Company at its principal executive offices no later than August 21, 2020 and must otherwise comply with the rules and regulations of the Securities and Exchange Commission applicable to stockholder proposals.

        A stockholder who intends to present a proposal for the 2020 annual meeting of stockholders, other than pursuant to Rule 14a-8 under the Exchange Act, must provide us with notice of such intention by November 4, 2020, or the persons named in the proxy to vote the proxies will have discretionary voting authority at the 2020 annual meeting with respect to any such proposal without discussion of the matter in our Proxy Statement pursuant to Rule 14a-4. A stockholder intending to present a proposal for the 2020 annual meeting of stockholders must also comply with the advance notice and other requirements set forth in our Bylaws.

        Any stockholder who intends to present a proposal for the 2019 annual meeting of stockholders must provide a written copy of the proposal to the management of the Company at its principal executive offices within a reasonable time before December 19, 2019.

OTHER MATTERS

        A list of stockholders entitled to be present and vote at the annual meeting will be available during the annual meeting for inspection by stockholders who are present. If you cannot be present in person, you are requested to cast your vote as promptly as possible via the internet or by telephone, as instructed in the notice of internet availability of proxy materials. If you chose to receive paper copies of your proxy materials, including the proxy card, we request that you please complete, date, sign and return the proxy card in the return envelope provided (which has prepaid postage if mailed in the United States) as promptly as possible to ensure your representation at the meeting.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

        The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The Company's public filings are also available to the public from document retrieval services and the Internet website maintained by the SEC at www.sec.gov.

        The Company will make available a copy of its public reports, without charge, on the Investor page of its website at http://www.diversifiedrestaurants.com/investors/sec-filings as soon as reasonably practicable after the Company files the reports electronically with the SEC. The information provided on our website is not part of this proxy statement, and is not incorporated by reference herein. In addition, you may obtain a copy of the reports, without charge, by contacting the Company at Investor Relations, Diversified Restaurant Holding, Inc., 5750 New King Drive, Troy, Michigan 48098-2634. To ensure timely delivery of the documents before the annual meeting, any request should be made promptly to the Company.

        The SEC allows us to "incorporate by reference" into this proxy statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. We incorporate by reference any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement, and before the date of the annual meeting (provided that we are not incorporating by reference any information furnished to, but not filed with, the SEC).

        THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE ANNUAL MEETING. NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS ABOUT THE MERGER OR THE ANNUAL MEETING OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY US OR ANY OTHER PERSON. THIS PROXY STATEMENT IS DATED NOVEMBER 25, 2019. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT AND WILL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Annex A

AGREEMENT AND PLAN OF MERGER

between

PATTON WINGS INTERMEDIATE HOLDINGS, LLC

GOLDEN MERGER SUB, INC.

and

DIVERSIFIED RESTAURANT HOLDINGS, INC.

Dated as of November 6, 2019

A-i

A-ii

A-iii

INDEX OF DEFINED TERMS

Acceptable Confidentiality Agreement	54
Acquisition Proposal	34
Affiliate	54
Agreement	1
Alternative Financing	46
Applicable Date	12
Articles of Incorporation	9
Bank Credit Agreement	57
Bankruptcy and Equity Exception	10
Board of Directors	1
Book-Entry Share	3
Business Day	55
Bylaws	9
Cancelled Shares	3
Capitalization Date	9
Certificate	3
Change of Recommendation	36
Closing	2
Closing Date	2
Code	16
Common Stock	9
Company	1
Company Disclosure Schedule	8
Company Employees	15
Company Notice	33
Company Plans	15
Company Requisite Vote	10
Company Securities	10
Company Stock Plans	9
Company Termination Fee	51
Confidentiality Agreement	39
Consent	11
Continuing Employee	40
Continuing Employees	40
Contract	55
control	55
Costs	41
Credit Facilities	55
Debt Commitment Letter	26
Debt Financing	26
Dissenting Shares	8
Effective Time	2
End Date	49
Environmental Laws	21
Equity Commitment Letter	26
Equity Financing	26
ERISA	15
ERISA Affiliate	55
ESPP	4

A-iv

Exchange Act	55
Exchange Fund	5
Filing	11
Financial Advisor	21
Financing	26
Financing Agreements	45
Financing Commitment Letters	26
Financing Sources	27
Franchise Agreements	55
Franchisor	55
Franchisor Consent	57
GAAP	55
Governmental Entity	55
Hazardous Substances	21
Indemnified Parties	41
Intellectual Property	55
Interim Period	56
IRS	16
knowledge	56
Law	56
Legal Restraint	47
Licenses	11
Liens	18
Limited Guarantee	1
Material Adverse Effect	56
Material Contract	14
Merger	1
Merger Sub	1
Nevada Courts	59
Notice Period	33
NRS	1
Option	4
Parent	1
Parent Disclosure Schedule	23
Parent Termination Fee	52
Parties	1
Party	1
Paying Agent	5
Per Share Merger Consideration	3
Permitted Liens	18
Person	57
Preferred Stock	9
Proceeding	41
Proxy Statement	20
Recommendation	11
Representatives	31
Restricted Stock	4
Right of First Refusal	57
Sarbanes Oxley Act	12
SEC	12
SEC Reports	12

A-v

Securities Act	12
Share	3
Shares	1
Special Committee	1
Sponsor	1
Stockholders Meeting	35
subsidiary	57
Superior Proposal	34
Surviving Corporation	2
Systems	22
Tax Return	20
Taxes	20
Taxing Authority	20
Termination Fee	52
Transaction Litigation	47
WARN Act	41

A-vi

AGREEMENT AND PLAN OF MERGER

        This AGREEMENT AND PLAN OF MERGER, dated as of November 6, 2019 (this "Agreement"), is entered into by and among Patton Wings Intermediate Holdings, LLC, a Delaware limited liability company ("Parent"), Golden Merger Sub, Inc., a Nevada corporation and a direct wholly owned subsidiary of Parent ("Merger Sub"), and Diversified Restaurant Holdings, Inc., a Nevada corporation (the "Company" and, together with Parent and Merger Sub, the "Parties" and each, a "Party").

RECITALS

        WHEREAS, Parent desires to acquire the Company, on the terms and subject to the conditions set forth in this Agreement;

        WHEREAS, in furtherance of such acquisition of the Company by Parent and on the terms and subject to the conditions set forth in this Agreement and in accordance with the Nevada Revised Statutes (as amended from time to time, the "NRS"), Merger Sub shall be merged with and into the Company (the "Merger"), with the Company surviving the Merger as a wholly owned subsidiary of Parent and each outstanding share of Company Common Stock (collectively, the "Shares"), other than the Cancelled Shares, being converted into the right to receive the Per Share Merger Consideration;

        WHEREAS, the Special Committee of the Board of Directors consisting only of independent directors of the Company (the "Special Committee") has unanimously recommended to the Board of Directors of the Company (the "Board of Directors") that the Board of Directors adopt this Agreement, approve the execution, delivery and performance hereof and the consummation of the transactions contemplated hereby, including the Merger;

        WHEREAS, the Board of Directors, upon the recommendation of the Special Committee, has unanimously (a) determined that this Agreement and the transactions contemplated thereby, including the Merger, are fair to, and in the best interests of, the Company and its stockholders, (b) adopted this Agreement and declared advisable the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein, including the Merger, in all respects for all purposes under the applicable provisions of the NRS, (c) on the terms and subject to the conditions set forth in this Agreement, unanimously resolved to recommend that its stockholders approve this Agreement for all purposes under the applicable provisions of the NRS; and (d) directed that this Agreement and the transactions contemplated thereby, including the Merger, be submitted for consideration at the Company's stockholder meeting;

        WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition and inducement to the Company's willingness to enter into this Agreement, ICV Partners IV, L.P., a Delaware limited partnership ("Sponsor"), is entering into a limited guarantee with the Company (the "Limited Guarantee"), pursuant to which, and subject to the terms and conditions set forth therein, Sponsor is guaranteeing the obligation of Parent to pay the Parent Termination Fee and certain other obligations as set forth in the Limited Guarantee;

        WHEREAS, simultaneously with the execution and delivery of this Agreement, Parent is entering into a voting agreement with certain stockholders of the Company;

        WHEREAS, simultaneously with the execution and delivery of this Agreement, Parent is entering into a restrictive covenants agreement with T. Michael Ansley, the Company's executive chairman and acting president and chief executive officer;

        WHEREAS, the Company, Parent and Merger Sub desire to make certain representations, warranties, covenants and agreements in connection with this Agreement.

        NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained herein, the Parties agree as follows:

ARTICLE I

THE MERGER

        SECTION 1.1    The Merger.     Upon the terms and subject to the conditions of this Agreement, and in accordance with the NRS, at the Effective Time, Merger Sub shall be merged with and into the Company, whereupon the separate existence of Merger Sub shall cease, and the Company shall continue as the surviving corporation (the "Surviving Corporation") and shall succeed to and assume all of the rights and obligations of Merger Sub and the Company in accordance with the NRS. The Merger shall have the effects set forth in this Agreement and in the applicable provisions of the NRS. Without limiting the generality of the foregoing, at the Effective Time, all of the property, rights, privileges, immunities, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all of the debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

        SECTION 1.2    Closing.     The closing for the Merger (the "Closing") shall take place at the offices of Dykema Gossett PLLC, 400 Renaissance Center, Suite 2300, Detroit, Michigan 48243, at 9:00 a.m., eastern time, on the second (2nd) Business Day following the day on which the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or (to the extent permitted by applicable Law) waiver of those conditions at the Closing) have been satisfied or (to the extent permitted by applicable Law) waived in accordance with this Agreement or at such other time and place as the Company and Parent may agree in writing. The date on which the Closing occurs is referred to herein as the "Closing Date".

        SECTION 1.3    Effective Time.     Subject to the provisions of this Agreement, as soon as practicable on the Closing Date, the Company and Merger Sub shall file or cause to be filed articles of merger with the Nevada Secretary of State with respect to the Merger, in such form as required by, and executed and acknowledged in accordance with, the relevant provisions of the NRS, and the Parties shall take all such further actions as may be required by applicable Law to make the Merger effective. The Merger shall become effective upon the date and time of the filing of those articles of merger with the Nevada Secretary of State or such later date and time as is agreed upon in writing by the Parties and specified in the articles of merger in accordance with the NRS (such date and time, the "Effective Time").

        SECTION 1.4    Articles of Incorporation; Bylaws.

          (a)   As of the Effective Time, the articles of incorporation of the Company shall by virtue of the Merger and without any further action, be amended and restated to read in its entirety as set forth on Exhibit A (as the same may be amended or supplemented from time to time by mutual agreement of the Parties prior to the Company Stockholder Meeting) and, as so amended and restated, shall be the articles of incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable Law, in each case consistent with the obligations set forth in Section 6.10.

          (b)   As of the Effective Time, and without any further action on the part of the Company and Merger Sub, the bylaws of Merger Sub in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation, until thereafter amended as provided therein or by applicable Law, in each case consistent with the obligations set forth in Section 6.10.

        SECTION 1.5    Directors and Officers.

          (a)   The Parties shall take all actions necessary so that the directors of Merger Sub at the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Charter and the bylaws of the Surviving Corporation.

          (b)   The officers of the Company at the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation until their successors shall have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Charter and bylaws of the Surviving Corporation.

ARTICLE II

EFFECT OF THE MERGER ON THE CAPITAL STOCK
OF THE CONSTITUENT CORPORATIONS

        SECTION 2.1    Effect on Capital Stock.     At the Effective Time, by virtue of the Merger and without any action on the part of the Company, Parent, Merger Sub or the holders of any of the following securities:

          (a)    Merger Consideration.     Each share of Common Stock issued and outstanding immediately prior to the Effective Time (each, a "Share") (other than (i) Shares owned by Parent, Merger Sub or any other direct or indirect wholly owned subsidiary of Parent and Shares owned by the Company, and in each case not held on behalf of third parties (collectively, the "Cancelled Shares"), and (ii) any Dissenting Shares) shall be converted into the right to receive $1.05 per share in cash, without interest (the "Per Share Merger Consideration"). At the Effective Time, all of the Shares that have been converted into a right to receive the Per Share Merger Consideration shall cease to be outstanding, shall be cancelled and shall cease to exist, and each certificate (a "Certificate") formerly representing any of the Shares (other than Cancelled Shares) and each non-certificated Share represented by book-entry (other than Cancelled Shares) (a "Book-Entry Share") shall thereafter represent only the right to receive the Per Share Merger Consideration.

          (b)    Cancellation of Cancelled Shares.     Each Cancelled Share shall cease to be outstanding, be cancelled without payment of any consideration therefor and shall cease to exist.

          (c)    Merger Sub.     Each share of common stock, par value $0.001 per share, of Merger Sub, issued and outstanding immediately prior to the Effective Time, shall be converted into one share of common stock, par value $0.0001 per share, of the Surviving Corporation and together shall constitute the only outstanding shares of capital stock of the Surviving Corporation.

        SECTION 2.2    Treatment of Options and Restricted Stock.

          (a)    Treatment of Options.     Immediately prior to the Effective Time, there are no outstanding options to purchase Shares (an "Option") under any Company Stock Plan.

          (b)    Treatment of Restricted Stock.     Immediately prior to the Effective Time, each outstanding award of restricted stock ("Restricted Stock") under any Company Stock Plan shall, automatically and without any required action on the part of the holder thereof, become immediately vested and be cancelled and shall only entitle the holder of such award to receive (without interest), at or promptly after the Effective Time, an amount in cash equal to the product of (x) the total number of Shares subject to such award immediately prior to the Effective Time multiplied by (y) the Per Share Merger Consideration, less applicable Taxes required to be withheld with respect to such payment.

          (c)    Employee Stock Purchase Plan.     Immediately prior to the Effective Time, in accordance with the terms of the Company's Employee Stock Discount Purchase Plan (the "ESPP"), (i) the administrator thereof shall determine the date on which the then-current offering period, if any, shall terminate; (ii) the administrator shall ensure that no offering period under the ESPP shall be commenced on or after the date of this Agreement; (iii) if the Effective Time shall occur prior to the end of the offering period in existence under the ESPP on the date of this Agreement, the administrator shall cause a new exercise date to be set under the ESPP, which date shall be the Business Day immediately prior to the anticipated Closing Date; (iv) the administrator shall prohibit participants in the ESPP from altering their payroll deductions from those in effect on the date of this Agreement (other than to discontinue their participation in the ESPP in accordance with the terms and conditions of the ESPP); and (v) accumulated payroll deductions on such date shall be used to purchase the applicable number of shares. The ESPP shall terminate immediately following the Effective Time; provided that such termination shall be contingent upon the occurrence of the Effective Time.

          (d)    Termination of Company Stock Plans.     After the Effective Time, all Company Stock Plans shall be terminated and no further Options, Restricted Stock or other rights with respect to Shares shall be granted thereunder.

          (e)    Corporate Actions.     At or prior to the Effective Time, the Company, the Company Board and the compensation committee of the Company Board, as applicable, shall adopt any resolutions and take any actions which are necessary to effectuate the provisions of this Section 2.2.

        SECTION 2.3    Surrender of Shares.

  Paying Agent.

          (a)   Prior to the Effective Time, Parent or Merger Sub shall enter into an agreement in form and substance reasonably acceptable to the Company with a paying agent selected by Parent with the Company's prior approval, which approval shall not be unreasonably conditioned, withheld or delayed, to act as agent for the stockholders of the Company in connection with the Merger (the "Paying Agent") to receive payment of the aggregate Per Share Merger Consideration to which the stockholders of the Company shall become entitled pursuant to this Article II other than with respect to Dissenting Shares. At the Effective Time, Parent shall deposit or cause to be deposited with the Paying Agent, a cash amount in immediately available funds sufficient in the aggregate to provide all funds necessary for the Paying Agent to make payments under this Article II (such cash being hereinafter referred to as the "Exchange Fund") in trust for the benefit of the holders of the Shares other than Dissenting Shares. The Paying Agent shall invest the Exchange Fund as directed by Parent; provided that such investments shall be in obligations of or guaranteed by the United States of America, in commercial paper obligations rated A-1 or P-1 or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation, respectively, in certificates of deposit, bank repurchase agreements or banker's acceptances of commercial banks with capital exceeding $1 billion, or in money market funds having a rating in the highest investment category granted by a recognized credit rating agency at the time of acquisition or a combination of the foregoing and, in any such case, no such instrument shall have a maturity exceeding one month. To the extent that there are losses with respect to such investments, or the Exchange Fund diminishes for other reasons below the level required to make prompt cash payment of the aggregate Per Share Merger Consideration as contemplated hereby, Parent shall or shall cause the Surviving Corporation to promptly replace or restore the cash in the Exchange Fund lost through such investments or other events so as to ensure that the Exchange Fund is at all applicable times maintained at a level sufficient to make such cash payments. Any interest and other income resulting from such investment shall become a part of the Exchange Fund, and any amounts in excess of the amounts payable under Article II shall be promptly returned to Parent or the Surviving Corporation, as requested by Parent. The funds deposited with the Paying Agent pursuant to this Section 2.3(a) shall not be used for any purpose other than as contemplated by this Section 2.3(a).

          (b)    Exchange Procedures.

            (i)    Transmittal Materials.    As soon as reasonably practicable after the Effective Time (and in no event more than four (4) Business Days following the Effective Time), the Surviving Corporation shall cause the Paying Agent to mail or otherwise provide to each holder of record of Shares (other than holders of Cancelled Shares) (A) transmittal materials, including a letter of transmittal in customary form as agreed by the Parties, specifying that delivery shall be effected, and risk of loss and title shall pass, with respect to Book-Entry Shares, only upon delivery of an "agent's message" regarding the book-entry transfer of Book-Entry Shares (or such other evidence, if any, of the transfer as the Paying Agent may reasonably request), and with respect to Certificates, only upon delivery of the Certificates (or affidavits of loss in lieu of the Certificates as provided in Section 2.3(f) to the Paying Agent), such transmittal materials to be in such form and have such other provisions as Parent and the Company may reasonably agree, and (B) instructions for use in effecting the surrender of the Book-Entry Shares or Certificates (or affidavits of loss in lieu of the Certificates as provided in Section 2.3(f)) to the Paying Agent in exchange for payment of the Per Share Merger Consideration.

            (ii)    Certificates.    Upon surrender of a Certificate (or affidavit of loss in lieu of the Certificate as provided in Section 2.3(f)) to the Paying Agent in accordance with the terms of such transmittal materials and instructions, the holder of such Certificate shall be entitled to receive in exchange therefor, and Parent shall instruct the Paying Agent to pay and deliver in exchange therefor as promptly as reasonably practicable, a cash amount in immediately available funds (after giving effect to any required Tax withholdings as provided in Section 2.3(e)) equal to the product obtained by multiplying (A) the number of Shares represented by such Certificate (or affidavit of loss in lieu of the Certificate as provided in Section 2.3(f)) by (B) the Per Share Merger Consideration, and the Certificate of such holder so surrendered shall forthwith be cancelled. No interest will be paid or accrued on any amount payable upon due surrender of the Certificates.

            (iii)    Book-Entry Shares.    Notwithstanding anything to the contrary contained in this Agreement, any holder of Book-Entry Shares shall not be required to deliver a Certificate or an executed letter of transmittal to the Paying Agent to receive the aggregate Per Share Merger Consideration that such holder is entitled to receive as a result of the Merger pursuant to Section 2.1(a). In lieu thereof, each holder of record of one or more Book-Entry Shares (other than Cancelled Shares) shall upon receipt by the Paying Agent of an "agent's message" in customary form (it being understood that the holders of Book-Entry Shares shall be deemed to have surrendered such Shares upon receipt by the Paying Agent of such "agent's message" or such other evidence, if any, as the Paying Agent may reasonably request) be entitled to receive, and Parent shall cause the Paying Agent to pay and deliver as promptly as reasonably practicable after the Effective Time, a cash amount in immediately available funds (after giving effect to any required Tax withholdings as provided in Section 2.3(e)) equal to the product obtained by multiplying (A) the number of Shares represented by such Book-Entry Share by (B) the Per Share Merger Consideration, and the Book-Entry Shares of such holder so surrendered shall forthwith be cancelled. No interest will be paid or accrued on any amount payable upon due surrender of the Book-Entry Shares.

            (iv)    Unrecorded Transfers; Other Payments.    In the event of a transfer of ownership of Shares that is not registered in the transfer records of the Company or if payment of the applicable Per Share Merger Consideration is to be made to a Person other than the Person in whose name the surrendered Certificate or Book-Entry Share is registered, a check for any cash to be exchanged upon due surrender of the Certificate or Book-Entry Share may be issued to such transferee or other Person if the Certificate or Book-Entry Share formerly representing such Shares is presented to the Paying Agent accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable transfer or other similar Taxes have been paid or are not applicable.

             (v)  Until surrendered as contemplated by this Section 2.3(b), each Certificate and each Book-Entry Share shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender (together with a letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may reasonably be required pursuant to such instructions (as applicable)) the applicable Per Share Merger Consideration as contemplated by this Article II. The Surviving Corporation shall pay all charges and expenses, including those of the Paying Agent, in connection with the exchange of Shares for the Per Share Merger Consideration.

          (c)    Termination of Exchange Fund.     Any portion of the Exchange Fund (including the proceeds of any investments thereof) that remains unclaimed by the stockholders of the Company for twelve months after the Effective Time shall be delivered to the Surviving Corporation. Any holder of Shares (other than Cancelled Shares) who has not theretofore complied with this Article II shall thereafter be entitled to look to the Surviving Corporation for payment of the Per Share Merger Consideration (after giving effect to any required Tax withholdings as provided in Section 2.3(e)) upon due surrender of its Certificates (or affidavits of loss in lieu of the Certificates) or acceptable evidence of Book-Entry Shares, without any interest thereon in accordance with the provisions set forth in Section 2.3(b), and Parent shall remain liable for (subject to applicable abandoned property, escheat or other similar Laws) payment of their claim for the Per Share Merger Consideration payable upon due surrender of their Certificates or Book-Entry Share. Notwithstanding the foregoing, none of the Surviving Corporation, Parent, the Company, the Paying Agent or any other Person shall be liable to any former holder of Shares for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar Laws.

          (d)    Transfers.     From and after the Effective Time, there shall be no transfers on the stock transfer books of the Company of the Shares that were outstanding immediately prior to the Effective Time. If, after the Effective Time, any Certificate or acceptable evidence of a Book-Entry Share is presented to the Surviving Corporation, Parent or the Paying Agent for transfer, it shall be cancelled and exchanged for the cash amount in immediately available funds to which the holder thereof is entitled pursuant to this Article II. The Per Share Merger Consideration paid upon the surrender of Certificates (or upon receipt by the Paying Agent of an "agent's message, in the case of Book-Entry Shares) in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to the Shares formerly represented by such Certificates or such Book-Entry Shares.

          (e)    Withholding Rights.     Each of Parent and the Surviving Corporation shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of Shares, Options, or Restricted Stock such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code or any other applicable state, local or foreign Tax Law. To the extent that amounts are so withheld by the Surviving Corporation or Parent, as the case may be, such withheld amounts (i) shall be promptly remitted by Parent or the Surviving Corporation, as applicable, to the applicable Governmental Entity, and (ii) shall be treated for all purposes of this Agreement as having been paid to the holder of Shares in respect of which such deduction and withholding was made by the Surviving Corporation or Parent, as the case may be.

          (f)    Lost Certificates.     In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if reasonably required by Parent, the posting by such Person of a bond in customary amount and upon such terms as may be required by Parent as indemnity against any claim that may be made against it or the Surviving Corporation with respect to such Certificate, the Paying Agent will issue a check in the amount (after giving effect to any required Tax withholdings as provided in Section 2.3(e)) equal to the product obtained by multiplying (i) the number of Shares represented by such lost, stolen or destroyed Certificate by (ii) the Per Share Merger Consideration.

        SECTION 2.4    Adjustments.     In the event that the number of Shares or securities convertible or exchangeable into or exercisable for Shares issued and outstanding after the date hereof and prior to the Effective Time shall have been changed into a different number of Shares or securities or a different class as a result of a reclassification, stock split (including a reverse stock split), stock dividend or distribution, recapitalization, merger, issuer tender or exchange offer, or other similar transaction, the Per Share Merger Consideration shall be equitably adjusted; provided that nothing in this Section 2.4 shall be construed to permit the Company, any subsidiary of the Company or any other Person to take any action that is otherwise prohibited by the terms of this Agreement.

        SECTION 2.5    Dissenting Shares.     If, pursuant to the terms of NRS 92A.300 through 92A.500, holders of Shares are entitled to dissenter's rights, then notwithstanding anything in this Agreement to the contrary, Shares issued and outstanding immediately prior to the Effective Time that are held by any holder who has not voted such Shares in favor of the Merger or consented thereto in writing and who shall have properly demanded and perfected, and not withdrawn, dissenter's rights under NRS 92A.300 through 92A.500, inclusive ("Dissenting Shares") shall not be converted into the right to receive the Per Share Merger Consideration but instead shall be entitled to receive such payment from the Surviving Corporation with respect to such Dissenting Shares as shall be determined pursuant to the NRS; provided, however, that if such holder shall have failed to perfect or shall have effectively withdrawn or otherwise lost such holder's right to dissent and demand payment of fair value under the NRS, each such Share held by such holder shall thereupon be deemed to have been converted into, as of the Effective Time, the right to receive, without any interest thereon, the Per Share Merger Consideration in accordance with Section 2.1(a), and such Share shall no longer be a Dissenting Share. The Company shall give prompt notice to Parent of any written demands received by the Company for payment of the fair value (as defined in NRS 92A.320) in respect of any Shares and attempted withdrawals of such demands and any other instruments served pursuant to NRS 92A.440 and received by the Company, and Parent shall have the right to participate in all negotiations and proceedings with respect to such demands. The Company shall not, except with the prior written consent of Parent, voluntarily make or agree to make any payment with respect to any demands for appraisals of Shares, offer to settle or settle any demands or approve any withdrawal of any such demands.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        The Company hereby represents and warrants to Parent and Merger Sub that, except (i) other than with respect to Section 3.3, as disclosed in the SEC Reports filed with, or furnished to, the SEC on or after December 31, 2017 and publicly available no less than one (1) Business Day prior to the date of this Agreement (excluding any disclosures set forth therein under the heading "Risk Factors" (other than factual information contained therein) or in any "forward looking statements" disclaimer or other section to the extent they are similarly predictive or forward-looking in nature) or (ii) as set forth in the corresponding sections or subsections of the disclosure schedules delivered to Parent by the Company concurrently with entering into this Agreement (the "Company Disclosure Schedule"), it being agreed that disclosure of any item in any section or subsection of the Company Disclosure Schedule shall also be deemed disclosure with respect to any other section or subsection of this Agreement to which the relevance of such item is reasonably apparent on its face:

        SECTION 3.1    Organization and Qualification; Subsidiaries.     Each of the Company and its subsidiaries is a legal entity duly organized, validly existing and, to the extent such concept is applicable, in good standing under the Laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and, to the extent such concept is applicable, is in good standing as a foreign corporation or other legal entity in each jurisdiction where the ownership, leasing or operation of its assets or properties or present conduct of its business requires such qualification, except in each case where the failure to be so organized, formed, existing, qualified or, to the extent such concept is applicable, in good standing, or to have such power or authority, would not be material. Section 3.1(a) of the Company Disclosure Schedule contains a correct and complete list of each jurisdiction where the Company and its subsidiaries are organized and qualified to do business. Section 3.1(b) of the Company Disclosure Schedule sets forth (i) each of the Company's subsidiaries and the ownership interest of the Company in each such subsidiary, as well as the ownership interest of any other Person or Persons in each such subsidiary and the jurisdiction of organization thereof of each such subsidiary and (ii) the Company's or its subsidiaries' direct or indirect ownership interest in any other Person.

        SECTION 3.2    Articles of Incorporation and Bylaws.     The Company has furnished or otherwise made available to Parent, prior to the date hereof, a correct and complete copy of the Articles of Incorporation, as amended to date (the "Articles of Incorporation"), and the Amended and Restated Bylaws, as amended to date (the "Bylaws"), of the Company as in effect as of the date hereof. The Articles of Incorporation and the Bylaws are in full force and effect.

        SECTION 3.3    Capitalization.     The authorized capital stock of the Company consists of (i)  100,000,000 shares of common stock, par value $0.0001 per share (the "Common Stock"), and (ii) 10,000,000 shares of preferred stock, par value $0.0001 per share (the "Preferred Stock").

          (a)   As of October 17, 2019 (the "Capitalization Date"):

            (i)    33,324,160 shares of Common Stock were issued and outstanding (which number includes 625,719 shares of Restricted Stock);

            (ii)   no shares of Preferred Stock were issued or outstanding;

            (iii)  there were (A) no shares of Common Stock underlying outstanding Options, (B) 625,719 shares of unvested Restricted Stock outstanding, in each such case as granted or provided for under the Company's Stock Incentive Plan of 2017 and the Company's Stock Incentive Plan of 2011 (and applicable award agreements issued thereunder), as applicable and (C) 4,667 shares that are subject to the outstanding purchase rights under the ESPP (together with the Company's Stock Incentive Plan of 2017 and the Company's Stock Incentive Plan of 2011, the "Company Stock Plans");

          (b)   From the close of business on the Capitalization Date through the date of this Agreement, no options to purchase Shares have been granted and no Shares or awards of restricted stock have been issued, except for Shares issued pursuant to the exercise, vesting or settlement of Restricted Stock, in each case in accordance with the terms of the Company Stock Plans. Except as set forth in Section 3.3(a) or on Section 3.3(b) of the Company Disclosure Schedule as of the date of this Agreement, (i) there are no outstanding or authorized or reserved for issuance any (A) shares of capital stock or other voting securities of the Company, (B) securities of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company, (C) options, warrants, calls, phantom stock or other rights to acquire from the Company, or obligations of the Company to issue or sell, any capital stock, voting securities or securities convertible into, exercisable for, or exchangeable for, or giving any Person a right to subscribe for or acquire, any capital stock or voting securities of the Company, or (D) rights issued by the Company or any subsidiary of the Company that are linked to, or based upon, the value of shares of capital stock or voting securities of the Company (collectively, "Company Securities"), and (ii) there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any Company Securities. Section 3.3(b) of the Company Disclosure Schedule includes a list of all material terms of the Options, including the exercise price thereof. All outstanding Shares, and all Shares reserved for issuance as noted on Section 3.3(b) of the Company Disclosure Schedule when issued in accordance with the respective terms thereof, are or will be duly authorized, validly issued, fully paid and non-assessable and free of pre-emptive or similar rights. Each of the outstanding shares of capital stock or other voting securities of each of the Company's subsidiaries is duly authorized, validly issued, fully paid and nonassessable and all such shares are owned by the Company or another wholly-owned subsidiary of the Company and are owned free and clear of all Liens, agreements, limitations in voting rights, charges or other encumbrances of any nature whatsoever. The Company does not have outstanding any bonds, debentures, notes or other obligations the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote) with the stockholders of the Company on any matter.

        SECTION 3.4    Authority.

          (a)   The Company has all requisite corporate power and authority, and has taken all corporate action necessary, to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the Merger, subject only to the affirmative vote (in person or by proxy) of the holders of a majority of all of the outstanding shares of Common Stock entitled to vote thereon at the Stockholders Meeting, or any adjournment or postponement thereof, to approve this Agreement (the "Company Requisite Vote") and the filing of articles of merger with the Nevada Secretary of State. This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery hereof by Parent and Merger Sub, constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effects of applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) (the "Bankruptcy and Equity Exception").

          (b)   The Board of Directors, upon the recommendation of the Special Committee, has unanimously (a) determined that this Agreement and the transactions contemplated hereby, including the Merger, are fair to, and in the best interest of, the Company and its stockholders; (b) declared it advisable to enter into this Agreement; (c) adopted this Agreement, approved the execution, delivery and performance by the Company of this Agreement and, subject to receiving the Company Requisite Vote, the consummation of the transactions contemplated hereby, including the Merger; (d) on the terms and subject to the conditions set forth in this Agreement, directed that this Agreement be submitted to the stockholders of the Company to be approved; and (e) resolved to recommend the approval of this Agreement by the stockholders of the Company in accordance with the NRS (collectively, (the "Recommendation"). The only vote of the stockholders of the Company required to adopt and approve this Agreement and the transactions contemplated hereby is the Company Requisite Vote.

        SECTION 3.5    No Conflict; Required Filings and Consents.

          (a)   Except as set forth on Section 3.5 of the Company Disclosure Schedule, the execution, delivery and performance of this Agreement by the Company do not, and the consummation of the Merger and the other transactions contemplated hereby will not (i) breach or violate the Articles of Incorporation or Bylaws or the comparable governing documents of any subsidiary of the Company, (ii) assuming that all consents, approvals and authorizations contemplated by subsection (b) below have been obtained, and all filings described in such clauses have been made, conflict with or violate any Law, rule, regulation, order, judgment or decree applicable to the Company or any of its subsidiaries or by which its or any of its properties are bound or (iii) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both would become a default) or result in the loss of a benefit under, or give rise to any right of termination, cancellation, amendment or acceleration of, require notice or consent under, or result in the creation of a Lien (except a Permitted Lien) on any of the assets of the Company or any of its subsidiaries pursuant to, any Material Contract, except, in the case of clauses (ii) and (iii), for any such conflict, violation, breach, default, loss, right or other occurrence which would not be material individually or in the aggregate.

          (b)   No material Licenses, clearances, expirations or terminations of waiting periods, non-actions, waivers, notices, change of ownership approvals or other authorizations (each, a "Consent") of, or registration, notice, declaration or filing (each, a "Filing") with, any Governmental Entity or third party is required for or in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, other than Consents and Filings that have been obtained or made by the Company.

        SECTION 3.6    Compliance.     The business of the Company has not been for the past three (3) years and is not in material violation of any Law applicable to the Company, and the Company has not received any communication of any material noncompliance with any such Laws, and the Company and its subsidiaries have all material permits, licenses, authorizations, exemptions, orders, consents, approvals and franchises ("Licenses") from Governmental Entities required to conduct their respective businesses as being conducted as of the date hereof. Section 3.6 of the Company Disclosure Schedule sets forth a list of each License held by the Company or its subsidiaries, or issued and held in respect of the Company or its subsidiaries, as applicable, or required to be so issued and held to carry on the business of the Company and its subsidiaries as currently conducted. Each License disclosed on Section 3.6 of the Company Disclosure Schedule is held by the Company or its subsidiaries, as applicable, and is valid and in full force and effect. The Company is not in material default under and no condition exists that with the notice or lapse of time or both would constitute a material default or violation under, any License held by the Company or its subsidiaries. The Company and its subsidiaries have not since January 1, 2016 (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity or to influence official political or governmental action, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or government employee from corporate funds for the purpose of influencing such individual's actions or decisions in his or her official capacity, or (iii) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to influence official political or governmental action.

        SECTION 3.7    SEC Filings; Financial Statements; Undisclosed Liabilities.

          (a)   The Company has filed or otherwise transmitted or furnished all forms, reports, statements, certifications and other documents (including all exhibits and other information incorporated therein, amendments and supplements thereto) in each case required to be filed or furnished by it with the U.S. Securities and Exchange Commission (the "SEC") since January 1, 2017 (the "Applicable Date") (all such forms, reports, statements, certificates and other documents filed since the Applicable Date and after the date of this Agreement, including all exhibits and other information incorporated therein, amendments and supplements thereto, collectively, the "SEC Reports"). As of their respective dates, or, if amended or superseded by a subsequent filing made prior to the date of this Agreement, as of the date of the last such amendment or superseding filing prior to the date of this Agreement, the SEC Reports complied as to form in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Exchange Act and the Sarbanes-Oxley Act of 2002 (the "Sarbanes Oxley Act"), as the case may be, and the applicable rules and regulations promulgated thereunder, each as in effect on the date of any such filing. As of the time of filing with the SEC (or, if amended prior to the date of this Agreement, as of the date of such amendment), none of the SEC Reports so filed contained, when filed, any untrue statement of a material fact or omitted to state any material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except to the extent that the information in such SEC Reports has been amended or superseded by a later SEC Report filed prior to the date of this Agreement. None of the Company's subsidiaries is as of the date hereof, or has been since the Applicable Date, subject to the reporting requirements of Section 13 or 15(b) of the Exchange Act.

          (b)   The audited consolidated financial statements of the Company (including all notes thereto) and its subsidiaries included in the SEC Reports filed prior to the date of this Agreement have been prepared, or, in the case of SEC Reports filed after the date of this Agreement, will be prepared, in accordance with GAAP in all material respects applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto) and fairly present, or, in the case of SEC Reports filed after the date of this Agreement, will fairly present, in all material respects the consolidated financial position of the Company and its subsidiaries at the respective dates thereof (taking into account the notes thereto) and the consolidated statements of earnings, cash flows and stockholders' equity for the periods indicated. The unaudited consolidated financial statements of the Company (including any related notes thereto) for all interim periods included in the SEC Reports filed prior to the date of this Agreement have been prepared, or, in the case of SEC Reports filed after the date of this Agreement, will be prepared, in accordance with GAAP in all material respects applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto and except for the absence of footnote disclosure and normal period end adjustments) and fairly present, or, in the case of SEC Reports filed after the date of this Agreement, will fairly present, in all material respects the consolidated financial position of the Company and its subsidiaries as of the respective dates thereof (taking into account the notes thereto) and the consolidated statements of earnings, cash flows and stockholders equity for the periods indicated (subject to normal period-end adjustments).

          (c)   The Company maintains disclosure controls and procedures in material compliance with the requirements of Rules 13a-15 and 15d-15 of the Exchange Act. Such disclosure controls and procedures are effective to ensure that material information required to be disclosed by the Company in reports that it files under the Exchange Act is recorded and reported on a timely basis to the individuals responsible for the preparation of the Company's filings with the SEC. The Company maintains internal control over financial reporting (as defined in Rule 13a-15 or 15d-15, as applicable, under the Exchange Act) sufficient in all material respects to provide reasonable assurance regarding the reliability of the Company's financial reporting and the preparation of the Company's financial statements for external purposes, in each case, in accordance with GAAP. The Company has disclosed based on its most recent evaluation of internal controls prior to the date of this Agreement to the Company's auditors and the audit committee of the Board of Directors of the Company (A) any "significant deficiencies" and "material weaknesses" in the design or operation of its internal controls over financial reporting that are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting. The terms "significant deficiencies" and "material weaknesses" have the meanings assigned to such terms in Rule 13a-15(f) of the Exchange Act.

          (d)   As of the date hereof, except (i) as reflected, accrued or reserved against in the financial statements (including all notes thereto) of the Company and its subsidiaries included in the SEC Reports filed prior to the date hereof; (ii) for liabilities or obligations incurred in the ordinary course of business since December 31, 2018; (iii) for liabilities or obligations which have been discharged or paid in full prior to the date of this Agreement and (iv) for liabilities or obligations permitted by this Agreement or incurred pursuant to the transactions contemplated by this Agreement, neither the Company nor any of its subsidiaries has any material liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) that would be required by GAAP to be reflected on a consolidated balance sheet of the Company and its subsidiaries (or in the notes thereto).

        SECTION 3.8    Contracts.

          (a)   Except (i) for this Agreement, (ii) for the Contracts filed as exhibits to the SEC Reports filed prior to the date of this Agreement, (iii) for the Company Plans and Company Stock Plans or (iv) as set forth in Section 3.8 of the Company Disclosure Schedule, as of the date hereof, neither the Company nor any of its subsidiaries is party to or bound by:

            (i)    any Contract that is required to be filed by the Company as a "material contract" pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act;

            (ii)   any Contract that contains covenants binding upon the Company or any of its subsidiaries that restrict the ability of the Company or any of its subsidiaries to compete in any business or in any geographic area;

            (iii)  any partnership, joint venture, or other similar Contract, or any Contract relating to the acquisition or disposition of any business (whether by merger, sale of stock, sale of assets, or otherwise);

            (iv)  any Contract under which the Company or any of its subsidiaries is liable for indebtedness in excess of $250,000;

            (v)   any Contract that expressly limits or otherwise restricts the ability of the Company or any of its subsidiaries to pay dividends or make distributions to its stockholders;

            (vi)  any management service, consulting, or any other similar type of Contract;

            (vii) any Contract with any labor organization;

            (viii)  any Contract with any Governmental Entity;

            (ix)  any employment, deferred compensation, severance, bonus, retirement, or other similar Contract or plan;

            (x)   any lease of real property;

            (xi)  any Contract with any Affiliate of the Company;

            (xii) any Contract with the Financial Advisor; and

            (xiii)  any Contract that by its terms calls for (or under which flows) aggregate payments to the Company and its subsidiaries under such Contract of more than $250,000 over the remaining term of such Contract (other than this Agreement or purchase orders for the purchase of inventory and/or equipment in the ordinary course of business and under which purchase orders the Company has no obligation to continue such purchases).

        Each Contract (i) set forth (or required to be set forth) in Section 3.8 of the Company Disclosure Schedule, (ii) filed as an exhibit to the SEC Reports as a "material contract" pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act, or (iii) disclosed by the Company on a Current Report on Form 8-K as a "material contract" (excluding any Company Plan), is referred to herein as a "Material Contract".

          (b)   A copy of each Material Contract has been made available to Parent. Each of the Material Contracts is a legal, valid and binding obligation of, and enforceable against, the Company or the Company subsidiary that is a party thereto and, to the knowledge of the Company, each other party thereto, and is in full force and effect in accordance with its terms, subject to the Bankruptcy and Equity Exception, except to the extent that any Material Contract expires or terminates in accordance with its terms in the ordinary course of business consistent with past practice.

          (c)   The Company or its subsidiary that is a party to each Material Contract is in material compliance with all terms and requirements of each Material Contract, and no event has occurred that, with notice or the passage of time, or both, would constitute a material breach or default by the Company or any of its subsidiaries under any such Material Contract, and, to the knowledge of the Company, no other party to any Material Contract is in material breach or default (nor, to the knowledge of the Company, has any event occurred which, with notice or the passage of time, or both, would constitute such a material breach or default) under any Material Contract. Neither the Company nor any of its subsidiaries have received written notice from any other party to a Material Contract that such other party intends to terminate, not renew or renegotiate in any material respects the terms of any such Material Contract.

        SECTION 3.9    Absence of Certain Changes or Events.     Since December 31, 2018 through the date of this Agreement, (a) except as contemplated by this Agreement, the Company and its subsidiaries have conducted their business in all material respects in the ordinary course and (b) there has not occurred any event, development, change, effect or occurrence that would reasonably be expected to have a Material Adverse Effect.

        SECTION 3.10    Absence of Litigation.     Except as set forth on Section 3.10 of the Company Disclosure Schedule, there are no material suits, claims, actions, proceedings, or arbitrations pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries. Neither the Company nor any of its subsidiaries nor any of their respective material properties is or are subject to any material order, writ, judgment, injunction, decree or award. There are no SEC inquiries or investigations or other inquiries or investigations by a Governmental Entity pending or, to the knowledge of the Company, threatened, in each case regarding any accounting practices of the Company or any of its subsidiaries, or any malfeasance by any executive officer of the Company.

        SECTION 3.11    Employee Benefit Plans.

          (a)   Section 3.11(a) of the Company Disclosure Schedule contains a true and complete list, as of the date of this Agreement, of each material "employee benefit plan" (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), and each other director and employee plan, program, agreement or arrangement, vacation or sick pay policy, fringe benefit plan, compensation, equity or phantom equity, change in control, deferred compensation, incentive compensation, pension, retirement savings, bonus, profit sharing, health, medical or dental, disability, unemployment insurance, severance or employment agreement or any other compensatory plan or policy contributed to, sponsored or maintained by the Company or any of its subsidiaries as of the date of this Agreement for the benefit of any current, former or retired employee or director of the Company or any of its subsidiaries (collectively, the "Company Employees" and such plans, programs, policies, agreements and arrangements, collectively "Company Plans").

          (b)   With respect to each Company Plan set forth on Section 3.11(a) of the Company Disclosure Schedule, the Company has made available to Parent a true and complete copy thereof (or, if a plan is not written, a written description thereof) and, to the extent applicable, (i) any related trust agreement or other funding instrument, (ii) the most recent determination letter, if any, received from the Internal Revenue Service (the "IRS"), (iii) the most recent summary plan description for each Company Plan for which such summary plan description is required, (iv) for the most recent year (A) the Form 5500 and attached schedules, (B) audited financial statements and (C) actuarial valuation reports, if any, and (v) all pending applications for rulings, determination letters, opinions, no action letters and similar documents filed with any governmental agency (including the United States Department of Labor and the IRS).

          (c)   Except as would not reasonably be expected to be material, (i) each Company Plan has been established and administered in accordance with its terms and in compliance with the applicable provisions of ERISA, the Internal Revenue Code of 1986, as amended (the "Code"), and other applicable Laws, rules and regulations, (ii) with respect to each Company Plan, as of the date of this Agreement, no actions, suits or claims (other than routine claims for benefits in the ordinary course) are pending or, to the knowledge of the Company, threatened and (iii) neither the Company nor any of its subsidiaries has engaged in a transaction in connection with which the Company or any of its subsidiaries reasonably would be subject to either a civil penalty assessed pursuant to Section 409 or 502(i) of ERISA or a Tax imposed pursuant to Section 4975 or 4976 of the Code. Each Company Plan which is intended to be qualified under Section 401(a) of the Code has received a determination letter to that effect from the IRS and, to the knowledge of the Company, no circumstances exist which would reasonably be expected to adversely affect such qualification.

          (d)   Except as set forth in Section 3.11(d) of the Company Disclosure Schedule, no Company Plan exists that as a result of the consummation of the transactions contemplated by this Agreement will (i) entitle any Company Employee to severance pay, unemployment compensation or any other payment, except as contemplated by this Agreement or as required by applicable Law, (ii) accelerate the time of payment or vesting, or increase the amount of compensation due any such Company Employee, except as contemplated by this Agreement, or (iii) result in payments which would not reasonably be expected to be deductible under Section 280G of the Code.

          (e)   No Company Plan is and neither the Company nor any of its current or former subsidiaries or ERISA Affiliates sponsors, maintains or contributes to, or has ever sponsored, maintained or contributed to (or been obligated to sponsor, maintain or contribute to), (i) a multiemployer plan, as defined in Section 3(37) or 4001(a)(3) of ERISA, (ii) a multiple employer plan within the meaning of Section 4063 or 4064 of ERISA or Section 413 of the Code, (iii) an employee benefit plan that is subject to Section 302 of ERISA, Title IV of ERISA or Section 412 of the Code or (iv) a "multiple employer welfare arrangement" (as defined in Section 3(40) of ERISA).

          (f)    Neither the Company nor any Company subsidiary sponsors, maintains or contributes to any plan, program or arrangement that provides for post-retirement or other post-employment welfare benefits, including life insurance and health coverage (other than health care continuation coverage as required by applicable Law).

        SECTION 3.12    Labor and Employment Matters.     Except as set forth on Section 3.12 of the Company Disclosure Schedule, the Company and its subsidiaries are in material compliance with all Laws applicable to the Company respecting employment and employment practices and terms and conditions of employment, including all minimum wage and overtime Laws and wage payment Laws, employee notification, leave, affirmative action, child labor, immigration, employment discrimination, disability rights or benefits Laws, and since December 31, 2017 have not received any written notice of an investigation, charge, citation, penalty, or assessment from any Governmental Entity with respect to such labor and employment Laws, and have not, and are not, engaged in any unfair labor practice. The Company is not a party to any collective bargaining agreement with any labor organization representing any Company Employees. There is no known union organizing activity ongoing among the employees of the Company or any subsidiary of the Company, nor has any union or labor organization made any demand for recognition. Since the December 31, 2017, there are and have been no strikes, work stoppages, slowdowns, lockouts or similar labor disputes pending or, to the knowledge of the Company, threatened. There is no material unfair labor practice charge or comparable or analogous complaint pending before the National Labor Relations Board (or equivalent regulatory body, tribunal or authority) against the Company. There is no material grievance, arbitration hearing, or arbitration award pending or, to the knowledge of the Company, threatened against the Company. To the knowledge of the Company, all employees, agents, and contractors of the Company and its subsidiaries are legally authorized to work in the United States either because of their status as United States citizens, legal permanent residents, or by virtue of possessing a visa under Law relating to immigration control which visa allows for such employee to work in the United States. None of the Company or its subsidiaries has knowingly hired, recruited or referred for a fee a Person who is not legally authorized to be employed in the United States, or knowingly employed a Person that is not legally authorized to be employed in the United States or continued to employ a Person knowing the Person ceased to be legally authorized to be employed in the United States. The Company and its subsidiaries have properly completed in all material respects all reporting and verification requirements pursuant to applicable Law relating to immigration control for all of its employees, agents and contractors including the Form I-9. The Company and its subsidiaries have retained for each current employee the Form I-9 throughout such employee's period of employment with the Company or such subsidiary and has retained a Form I-9 for each former employee of the Company or such subsidiary for a period of one (1) year from the date of termination of such employee or three (3) years from the date of hire, whichever is later. Since the December 31, 2017, neither the Company nor any of its subsidiaries has received any written notice from any Governmental Entity that either the Company or such subsidiary is in violation of any Law pertaining to immigration control or that any current, former employee, agent or contractor of either the Company or such subsidiary is or was not legally authorized to be employed in the United States or is or was using an invalid social security number and there is no pending or threatened charge or complaint under the Immigration Reform and Control Act of 1986 against the Company or its subsidiaries.

        SECTION 3.13    Insurance.     All insurance policies of the Company and its subsidiaries (a) are in full force and effect and provide insurance in such amounts and against such risks as is sufficient to comply with applicable Law and as is customary in the industries in which the Company and its subsidiaries operate, (b) neither the Company nor any of its subsidiaries is in material breach or default, and neither the Company nor any of its subsidiaries has taken any action or failed to take any action which, with notice or the lapse of time, would constitute such a material breach or default, or permit termination or modification of, any of such insurance policies, (c) to the Company's knowledge, no insurer of any such policy has been declared insolvent or placed in receivership, conservatorship or liquidation and (d) no notice of cancellation or termination, other than pursuant to the expiration of a term, has been received with respect to any such policy. The Company has made available to Parent complete copies of all such policies (including without limitation copies of all written amendments, supplements, waivers of rights and other modifications). Insurance coverages of similar scope and amounts of coverage have been maintained continuously and no policy limits have been exhausted or materially eroded or reduced. The assets of the Company and its subsidiaries are insured to full replacement cost value. The Company has no knowledge of any threatened termination of, or material premium increase with respect to, any of such policies. The Company has not failed to give any notice or present any claims under any applicable insurance policy in a due and timely fashion. No insurer has denied, rejected, questioned, disputed or made any reservation of rights regarding any pending claims by the Company or its subsidiaries. There are no open claims by the Company or its subsidiaries with any insolvent carriers and there are no historical material claims where coverage has been denied.

        SECTION 3.14    Properties; Sufficiency of Assets.

          (a)   Except as set forth on Section 3.14(a) of the Company Disclosure Schedules, the Company or a subsidiary of the Company owns and has good and valid title to, or holds valid rights to lease or otherwise use, all items of real and personal property that are material to the business of the Company and its subsidiaries taken as a whole, in each case free and clear of all liens, encumbrances, claims and defects, and imperfections of title ("Liens") (except in all cases for (A) Liens permissible under any applicable loan agreements and indentures, (B) statutory liens securing payments not yet due, (C) such imperfections or irregularities of title, Liens, charges, easements, covenants and other restrictions or encumbrances as do not materially affect the use of the properties or assets subject thereto or affected thereby or otherwise materially impair business operations at such properties; easements, rights of way, options, reservations or other similar matters or restrictions or exclusions which would be shown by a current title report or other similar report; and any condition or other matter, if any, that may be shown or disclosed by a current and accurate survey or physical inspection, (D) encumbrances for current Taxes or other governmental charges not yet due and payable or for Taxes that are being contested in good faith by appropriate proceeding and for which adequate reserves have been provided, (E) pledges or deposits made in the ordinary course of business to secure obligations under workers' compensation, unemployment insurance, social security, retirement and similar Laws or similar legislation or to secure public or statutory obligations, (F) mechanics', carriers', workmen's, repairmen's or other like encumbrances arising or incurred in the ordinary course of business, and (G) mortgages, or deeds of trust, security interests or other encumbrances on title related to indebtedness reflected on the consolidated financial statements of the Company) (items in clauses (A) through (G) are referred to herein as "Permitted Liens"). Neither the Company nor any subsidiary of the Company owns any real property.

          (b)   Section 3.14(b) of the Company Disclosure Schedule sets forth a list of all personal property (including equipment) that is material to the business that is owned or leased by the Company or any of its Subsidiaries. The assets owned or leased by the Company or its subsidiaries (including real, personal, tangible, and intangible property), or that each otherwise has or will have the right to use (including real, personal, tangible, and intangible property), constitute all of the assets held for use or used in connection with as presently conducted or as proposed to be conducted. All material machinery and equipment owned or leased by the Company or its subsidiaries are in good operating condition and state of repair in all material respects in light of the age and use thereof, subject only to ordinary wear and tear. All real property used by the Company and its subsidiaries is in good repair and operating condition in all material respects in light of the age and use thereof, ordinary wear and tear excepted. No person or improvement is encroaching in any material respect upon any of the real property, and none of the activities of the Company on the real property or any of the improvements thereon are encroaching in any material respect upon the property of others or easements or rights-of-way in favor of others.

        SECTION 3.15    Tax Matters.

          (a)   All Tax Returns required to be filed by, or on behalf of, the Company or any of its subsidiaries have been timely filed, or will be timely filed, in accordance with all applicable laws, and are true and correct in all material respects. The Company and each of its subsidiaries has timely paid (or has had paid on its behalf) in full all Taxes due (whether or not shown on a Tax Return) except with respect to matters contested in good faith or for which adequate reserves have been established in accordance with GAAP. There are no Liens with respect to Taxes upon any of the assets or properties of either Company or its subsidiaries, other than with respect to Taxes not yet due and payable.

          (b)   The Taxes payable by the Company and the subsidiaries of the Company since the date of the financial statements contained in the last SEC Reports through the Closing Date with respect to all taxable periods and portions thereof through the Closing Date will not exceed the reserve therefore, as adjusted through the Closing Date for the passage of time and ordinary course business operations of the Company and its subsidiaries, by an amount that is material to the Company and its subsidiaries, taken as a whole.

          (c)   As of the date hereof, there are no pending Tax audits, examinations, investigations, dispute, claim or other proceedings with respect to the Company or any of its subsidiaries that are material to the Company and its subsidiaries taken as a whole. As of the date hereof, to the knowledge of the Company, no such audits, investigations or proceedings have been threatened in writing, in each case, that are material to the Company and its subsidiaries, taken as a whole.

          (d)   No deficiencies for any Taxes have been proposed or assessed against the Company or any of its subsidiaries, and there is no outstanding audit, assessment, dispute or claim concerning any Tax liability of the Company or any of its subsidiaries claimed, pending or raised by a Taxing Authority. No written claim has ever been made by any Governmental Entity in a jurisdiction where neither the Company nor any of its subsidiaries files Tax Returns that it is or may be subject to taxation by that jurisdiction.

          (e)   There are no Liens on any of the assets of the Company or any of its subsidiaries that arose in connection with any failure (or alleged failure) to pay Tax, other than for Taxes that are not yet due and payable or for Taxes that are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP.

          (f)    Neither the Company nor any of its subsidiaries (A) is or has ever been a member of an affiliated group (other than a group the common parent of which is the Company) filing a consolidated federal income Tax Return or (B) has any liability for Taxes of any person arising from the application of Treasury Regulation section 1.1502-6 or any analogous provision of state, local or foreign law, or as a transferee or successor, by contract, or otherwise.

          (g)   None of the Company or any of its subsidiaries is a party to, is bound by or has any obligation under any Tax sharing or Tax indemnity agreement or similar contract or arrangement, other than (i) agreements solely between or among the Company and/or any of its subsidiaries or (ii) agreements entered into in the ordinary course that do not relate primarily to Taxes.

          (h)   Except for the distribution of Bagger Dave's Burger Tavern, Inc. on December 25, 2016, none of the Company or any of its subsidiaries has been either a "distributing corporation" or a "controlled corporation" in a distribution occurring during the last two years in which the parties to such distribution treated the distribution as one to which Section 355 of the Code is applicable.

          (i)    Neither the Company nor Bagger Dave's Burger Tavern, Inc. has since December 25, 2016 undergone an acquisition of at least 50% of its shares.

          (j)    The Company obtained an opinion of tax counsel at a "should" level of comfort that the spin-off of Bagger Dave's Burger Tavern, Inc. was tax free under Section 355(a) and (e) of the Code.

          (k)   All material Taxes required to be withheld, collected or deposited by or with respect to the Company and each of its subsidiaries have been timely withheld, collected or deposited as the case may be, and to the extent required, have been paid to the relevant Taxing Authority.

          (l)    No closing agreement pursuant to section 7121 of the Code (or any similar provision of state, local or foreign law) has been entered into by or with respect to the Company or any of its subsidiaries.

          (m)  Neither the Company nor any of its subsidiaries has participated in any "listed transaction" within the meaning of Treasury Regulations Section 1.6011-4(b)(2) (or any similar provision of state, local or foreign Law).

        For purposes of this Agreement:

              (i)  "Taxes" means all federal, state, local and foreign income, profits, franchise, gross receipts, environmental, customs duty, capital stock, severance, stamp, payroll, sales, employment, unemployment, disability, use, property, withholding, excise, license, production, value added, occupancy and other taxes, duties or assessments of any nature whatsoever imposed by any Taxing Authority, and payments in lieu of taxes owed to any Taxing Authority, together with all interest, penalties and additions imposed with respect to such amounts;

             (ii)  "Tax Return" means all returns and reports (including elections, declarations, disclosures, schedules, estimates and information returns) required to be supplied to a Taxing Authority; and

            (iii)  "Taxing Authority" means any Governmental Entity exercising any authority to impose, regulate or administer the imposition of Taxes.

        SECTION 3.16    Proxy Statement.     None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in the proxy statement to be sent to the stockholders of the Company in connection with the Stockholders Meeting (such proxy statement, as amended or supplemented, the "Proxy Statement") will, at the date it (and any amendment or supplement thereto) is first published, sent or given to the stockholders of the Company, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Proxy Statement will, at the time of the Stockholders Meeting, comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to any information supplied by or on behalf of Parent or Merger Sub or any of their respective representatives which is contained or incorporated by reference in the Proxy Statement.

        SECTION 3.17    Intellectual Property.     Except as would not be material, (a) the Company and its subsidiaries own, free and clear of all Liens except Permitted Liens, or have the right to use the Intellectual Property used in their business as currently conducted; (b) the conduct of the Company's business as currently conducted does not infringe, misappropriate or violate the Intellectual Property rights of any Person, and the Company and its subsidiaries have not received any written claim or allegation of same within the past three (3) years; (c) no Person is infringing, misappropriating or violating the Intellectual Property owned by the Company or its subsidiaries; and (d) the Company and its subsidiaries take all reasonable actions to protect the secrecy of their material trade secrets and confidential information and the security and operation of their material software and systems, and to the knowledge of the Company, there have been no security breaches, unauthorized intrusions, or failures of same within the last three (3) years.

        SECTION 3.18    Environmental Matters.     Except as would not be material:

          (a)   the Company and its subsidiaries are operating in compliance with all applicable Environmental Laws, including having all permits required under any applicable Environmental Law for the operation of the business as currently conducted;

          (b)   neither the Company nor any of its subsidiaries, to the knowledge of the Company, has released or discharged any Hazardous Substances on, at, under, in, or from any real property owned, leased or operated by it that is (i) currently subject to any investigation, remediation or monitoring, or (ii) reasonably likely to result in liability to the Company or any subsidiary, in either case (i) or (ii) under any applicable Environmental Laws;

          (c)   neither the Company nor any of its subsidiaries is a party to, or has received written notice of, any pending or threatened claim, complaint, suit or demand alleging that it is in violation of or has liability under any Environmental Laws;

          (d)   neither the Company nor any of its subsidiaries is a party to any order, decree, settlement agreement, or similar arrangement imposing on it any obligation under any applicable Environmental Laws that remains unfulfilled; and

          (e)   neither the Company nor any of its subsidiaries has contractually assumed or retained any liabilities under any applicable Environmental Laws in any acquisition or divestiture of any property or business.

        For purposes of this Agreement, the following terms shall have the meanings assigned below:

        "Environmental Laws" shall mean all federal, state, local or international laws (including common law), rules, orders, regulations, statutes, ordinances, codes or decrees concerning pollution or protection of the environment.

        "Hazardous Substances" shall mean any dangerous, toxic, hazardous or radioactive waste, material, or substance, any pollutant or contaminant, and any other terms of similar meaning, as defined in any applicable Environmental Law (including petroleum or petroleum products, polychlorinated biphenyls and asbestos).

        SECTION 3.19    Opinion of Financial Advisor.     Duff & Phelps, LLC (the "Financial Advisor") has delivered to the Board of Directors of the Company its written opinion (or oral opinion to be confirmed in writing), dated as of the date of this Agreement, that, as of such date and based upon, and subject to, the factors, assumptions and limitations set forth therein, the Per Share Merger Consideration is fair, from a financial point of view, to the holders of Common Stock, a true, correct and complete copy of which opinion has been delivered to Parent solely for informational purposes promptly following receipt thereof by the Company.

        SECTION 3.20    Brokers.     No broker, finder or investment banker (other than the Financial Advisor) is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by and on behalf of the Company, any of its subsidiaries, or any of their respective officers, directors or employees. Prior to the date of this Agreement, the Company has made available to Parent a copy of all Contracts pursuant to which the Financial Advisor is entitled to any fees and expenses from the Company or any of its Affiliates in connection with the transactions contemplated by this Agreement (which Contracts may be redacted with respect to terms that do not relate to the transactions contemplated by this Agreement).

        SECTION 3.21    Business Continuity.     None of the computer software, computer hardware (whether general or special purpose), telecommunications capabilities (including all voice, data and video networks) and other similar or related items of automated, computerized, and/or software systems and any other networks or systems and related services that are used by or relied on by the Companies in the conduct of their business (collectively, the "Systems") have experienced bugs, failures, breakdowns, or continued substandard performance in the past twelve (12) months that has caused any substantial disruption or interruption in or to the use of any such Systems by the Company.

        SECTION 3.22    Suppliers.     Section 3.22 of the Company Disclosure Schedule sets forth a list of the twenty-five (25) largest suppliers of the Company, as measured by the dollar amount of payments to or purchases therefrom, during each of the three fiscal years ended immediately prior to the date of this Agreement and the period beginning on the first day of the current fiscal year and ending on August 31, 2019, showing purchases by the Company from each such supplier during such periods. Since December 31, 2018, no supplier listed on Section 3.22 of the Company Disclosure Schedule has terminated its relationship with the Company or materially changed the pricing or other terms of its business with the Company and no such supplier has notified the Company in writing that it intends to terminate or materially change the pricing or other terms of its business with the Company.

        SECTION 3.23    Takeover Statutes.     Assuming the accuracy of the representations and warranties of Parent and Merger Sub set forth in Section 4.9, the Board of Directors has taken and will take all actions so that the restrictions applicable to business combinations contained in or contemplated by (a) the "acquisition of controlling interest" statutes set forth in Sections 78.378 through 78.3793 of the NRS, inclusive; (b) the "combinations with interested stockholders" statutes set forth in Sections 78.411 through 78.444 of the NRS, inclusive; and (c) any other similar antitakeover statute or regulation enacted under state or federal Laws in the United States applicable to the Company are, and will be, inapplicable to the execution, delivery and performance of this Agreement and to the consummation of the Merger and the transactions contemplated hereby.

        SECTION 3.24    No Other Representations or Warranties.     Except for the representations and warranties contained in this Article III, each of Parent and Merger Sub acknowledges that neither the Company nor any other Person on behalf of the Company makes any other express or implied representation or warranty with respect to the Company or with respect to any other information provided to Parent or Merger Sub, including any information, documents, projections, forecasts or other material made available to Parent or Merger Sub in certain "data rooms" or management presentations in expectation of the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF
PARENT AND MERGER SUB

        Parent and Merger Sub each hereby represent and warrant to the Company that, except as set forth on the corresponding sections or subsections of the disclosure schedules delivered to the Company by Parent and Merger Sub concurrently with entering into this Agreement (the "Parent Disclosure Schedule"), it being agreed that disclosure of any item in any section or subsection of the Parent Disclosure Schedule shall also be deemed disclosure with respect to any other section or subsection of this Agreement to which the relevance of such item is reasonably apparent:

        SECTION 4.1    Organization.     Each of Parent and Merger Sub is a legal entity duly organized, validly existing and, to the extent such concept is applicable, in good standing under the Laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and, to the extent such concept is applicable, is in good standing as a foreign corporation or other legal entity in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so organized, qualified or, to the extent such concept is applicable, in such good standing, or to have such power or authority, would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impede the consummation of the Merger and the other transactions contemplated by this Agreement. Parent has made available to the Company prior to the date of this Agreement a complete and correct copy of the articles of incorporation and bylaws of Merger Sub, each as amended to the date of this Agreement, and each as so delivered in full force and effect.

        SECTION 4.2    Authority.     Each of Parent and Merger Sub has all requisite corporate or similar power and authority, and has taken all corporate or other action necessary, in order to execute, deliver and perform its obligations under, this Agreement, and to consummate the Merger and the other transactions contemplated hereby. The execution, delivery and performance of this Agreement by each of Parent and Merger Sub and the consummation by each of Parent and Merger Sub of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate or similar action by the Boards of Directors of Parent and Merger Sub and Parent has approved and adopted this Agreement and the transactions contemplated hereby, including the Merger, in its capacity as sole stockholder of Merger Sub and delivered to the Company evidence of its vote or action by written consent approving and adopting this Agreement in accordance with applicable Law, the articles of incorporation and bylaws of Merger Sub, and no other corporate proceeding or stockholder or similar action on the part of Parent or Merger Sub or any of their Affiliates is necessary to authorize this Agreement, to perform their respective obligations hereunder, or to consummate the transactions contemplated hereby (other than the filing with the Nevada Secretary of State of the Certificate of Merger as required by the NRS). This Agreement has been duly executed and delivered by each of Parent and Merger Sub and is a valid and binding agreement of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, subject to the Bankruptcy and Equity Exception.

        SECTION 4.3    No Conflict; Required Filings and Consents.

          (a)   The execution, delivery and performance of this Agreement by Parent and Merger Sub do not, and the consummation of the Merger and the other transactions contemplated hereby, including the ownership and operation of the Company and its subsidiaries following the Effective Time, and the compliance with the provisions of this Agreement will not (i) breach or violate the certificate of incorporation or bylaws of Parent, the articles of incorporation or bylaws of Merger Sub or the comparable governing instruments of any of their respective subsidiaries, (ii) assuming that all consents, approvals and authorizations contemplated by subsection (b) below have been obtained, and all filings described in such clauses have been made, conflict with or violate any Law, rule, regulation, order, judgment or decree applicable to Parent or Merger Sub or by which either of them or any of their respective properties are bound or (iii) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both would become a default) or result in the loss of a benefit under, or give rise to any right of termination, cancellation, amendment or acceleration of, or result in the creation of a Lien (except a Permitted Lien) on any of the material assets of Parent or Merger Sub pursuant to, any Contracts to which Parent or Merger Sub, or any Affiliate thereof, is a party or by which Parent or Merger Sub or any of their Affiliates or its or their respective properties are bound (including any Contract to which an Affiliate of Parent or Merger Sub is a party).

          (b)   No Consent or Filing with, any Governmental Entity or third party is required for or in connection with the execution and delivery of this Agreement by Parent or Merger Sub or the consummation by Parent or Merger Sub of the transactions contemplated hereby, other than Consents and Filings that have been obtained or made by Parent or Merger Sub or the failure of which to obtain or make would not reasonably be expected to prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.

        SECTION 4.4    Absence of Litigation.     As of the date of this Agreement, there are no civil, criminal, administrative or other suits, claims, actions, proceedings or arbitrations pending or, to the knowledge of Parent, threatened against Parent or Merger Sub or any of their respective subsidiaries, other than any such suit, claim, action, proceeding or investigation that would not or would not reasonably be expected to, prevent, materially delay or materially impede the consummation of the transactions contemplated hereby. Neither Parent nor any of its subsidiaries nor any of their respective properties is subject to any order, writ, judgment, injunction, decree or award that would, or would reasonably be expected to, prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.

        SECTION 4.5    Operations and Ownership of Merger Sub.     The authorized capital stock of Merger Sub consists solely of 100 shares of common stock, par value $0.001 per share, all of which are validly issued and outstanding. All of the issued and outstanding capital stock of Merger Sub is, and at and immediately prior to the Effective Time will be, owned by Parent or a direct or indirect subsidiary of Parent. Merger Sub has been formed solely for the purpose of engaging in the transactions contemplated hereby and prior to the Effective Time will have engaged in no other business activities and will have no assets, liabilities or obligations of any nature other than as expressly contemplated herein.

        SECTION 4.6    Proxy Statement.     None of the information supplied or to be supplied by or on behalf of each of Parent and Merger Sub for inclusion or incorporation by reference in the Proxy Statement will, at the date it (and any amendment or supplement thereto) is first published, sent or given to the stockholders of the Company, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no representation or warranty is made by Parent and Merger Sub with respect to statements made or incorporated by reference therein based on information supplied by or on behalf of Company. Parent and Merger Sub will take all commercially reasonable efforts to supply information necessary for the Proxy Statement as promptly as practicable.

        SECTION 4.7    Brokers.     No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by and on behalf of Parent or Merger Sub for which the Company would have liability in a circumstance where the Merger is not consummated.

        SECTION 4.8    Ownership of Shares.     None of Parent, Merger Sub or any of their respective Affiliates or subsidiaries beneficially owns (as defined in Rule 13d-3 under the Exchange Act) any Shares or any securities that are convertible into or exchangeable or exercisable for Shares, or holds any rights to acquire or vote any Shares, or any option, warrant, convertible security, stock appreciation right, swap agreement or other security, contract right or derivative position, whether or not presently exercisable, that provides Parent, Merger Sub, or any of their respective Affiliates or subsidiaries with an exercise or conversion privilege or a settlement payment or mechanism at a price related to the value of the Shares or a value determined in whole or part with reference to, or derived in whole or part from, the value of the Shares, in any case without regard to whether (i) such derivative conveys any voting rights in such securities to such Person or such Person's Affiliates, (ii) such derivative is required to be, or capable of being, settled through delivery of securities or (iii) such Person or such Person's Affiliates may have entered into other transactions that hedge the economic effect of such derivative.

        SECTION 4.9    Vote/Approval Required.     No vote or consent of the holders of any class or series of capital stock of Parent or any of its Affiliates is necessary to approve this Agreement or the transactions contemplated hereby, including the Merger. The vote or consent of Parent as the sole stockholder of Merger Sub (which shall have occurred immediately following the execution of this Agreement) is the only vote or consent of the holders of any class or series of capital stock of Merger Sub necessary to approve this Agreement or the transactions contemplated hereby, including the Merger.

        SECTION 4.10    Solvency.     Assuming that (a) the conditions to the obligation of Parent and Merger Sub to consummate the Merger set forth in Section 7.1 and Section 7.2 have been satisfied or waived and (b) the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2018 fairly presents the consolidated financial condition of the Company and its subsidiaries as at the end of the periods covered thereby and the consolidated results of earnings of the Company and its subsidiaries for the periods covered thereby, then immediately following the Effective

Time and after giving effect to all of the transactions contemplated by this Agreement, the payment of the aggregate consideration to which the stockholders of the Company are entitled under Article II, funding of any obligations of the Surviving Corporation or its subsidiaries which become due or payable by the Surviving Corporation and its subsidiaries in connection with, or as a result of, the Merger and payment of all related fees and expenses, the Surviving Corporation and each of its subsidiaries, taken as a whole, will not: (i) be insolvent (either because its financial condition is such that the sum of its debts, including contingent and other liabilities, is greater than the fair market value of its assets or because the fair saleable value of its assets is less than the amount required to pay its probable liability on its existing debts, including contingent and other liabilities, as they mature); (ii) have unreasonably small capital for the operation of the businesses in which it is engaged or proposed to be engaged; or (iii) have incurred debts, or be expected to incur debts, including contingent and other liabilities, beyond its ability to pay them as they become due.

        SECTION 4.11    Available Funds; Financing.

          (a)   Parent's and Merger Sub's obligations hereunder are not subject to any conditions regarding Parent's, Merger Sub's, or any other Person's ability to obtain financing for the transactions contemplated herein.

          (b)   On or prior to the date hereof, Parent has delivered to the Company a correct and complete copy of (i) a fully executed commitment letter (including all exhibits, schedules and annexes thereto, as amended, restated, replaced, substituted, supplemented or otherwise modified in accordance with Section 6.12(d), the "Debt Commitment Letter") by and among Parent and the lenders party thereto (together with any financing sources under any Alternative Financing, the "Financing Sources") confirming their respective commitments to provide Parent with debt financing in connection with the transactions contemplated hereby (the "Debt Financing") and (ii) a fully executed commitment letter (including all exhibits, schedules and annexes thereto, as amended, restated, replaced, substituted, supplemented or otherwise modified in accordance with Section 6.12(d), the "Equity Commitment Letter" and together with the Debt Commitment Letter, the "Financing Commitment Letters") from the Sponsor confirming its commitment to provide Parent with equity financing in connection with the transactions contemplated hereby (the "Equity Financing" and together with the Debt Financing, the "Financing").

          (c)   Each of the Financing Commitment Letters is a legal, valid and binding obligation of Parent and, to the knowledge of Parent, each other party thereto, enforceable against Parent and, to the knowledge of Parent, each other party thereto in accordance with its terms, subject to the Bankruptcy and Equity Exception. As of the date hereof, (i) the respective commitments contained in the Financing Commitment Letters have not been withdrawn, terminated or rescinded in any respect, and (ii) assuming the accuracy of the representations and warranties in Article III and satisfaction of the conditions set forth in Section 7.1 and Section 7.2, Parent has no reason to believe any will be withdrawn or rescinded.

          (d)   As of the date hereof, Parent has fully paid or caused to be fully paid any and all commitment fees or other fees required to be paid in connection with the Financing Commitment Letters that are payable on or prior to the date hereof. There are no side letters or other agreements, or Contracts to which Parent or any of its Affiliates is a party which are related to the funding or investing, as applicable, of the portion of the Financing to be funded on the Closing Date that would prevent or materially delay the availability of the Financing contemplated by the Financing Commitment Letters to be funded at the Closing (if all conditions to Closing set forth herein were otherwise satisfied in accordance with the terms hereof). At the Closing, assuming the Financing is funded in accordance with the Financing Commitment Letters, the net proceeds contemplated by the Financing Commitment Letters will in the aggregate, together with Parent's available cash and cash equivalents, be sufficient for Parent to satisfy all of the payment obligations of Parent under this Agreement, including (i) paying the aggregate Per Share Merger Consideration, (ii) paying all fees and expenses incurred by it or for which it is responsible in connection with this Agreement and are due and payable at the Closing, and (iii) repayment and discharge of the Bank Credit Facility. Except as specifically set forth in the Financing Commitment Letters, there are no conditions precedent to the obligations of the lenders or Sponsor to fund the portion of the Financing to be funded on the Closing Date.

        SECTION 4.12    No Other Information.     Parent and Merger Sub acknowledge that the Company makes no representations or warranties as to any matter whatsoever except as expressly set forth in Article III. The representations and warranties set forth in Article III are made solely by the Company, and no Representative of the Company shall have any responsibility or liability related thereto.

        SECTION 4.13    Disclaimer.     Parent and Merger Sub each acknowledges and agrees that it has not relied on any representation, warranty or other statement by any Person on behalf of the Company or any of its subsidiaries, other than the representations and warranties of the Company expressly contained in Article III of this Agreement, and that all other representations and warranties are specifically disclaimed. Without limiting the foregoing, each of Parent and Merger Sub further acknowledges and agrees that none of the Company or any of its stockholders, directors, officers, employees, Affiliates, advisors, agents or other Representatives has made any representation or warranty concerning any estimates, projections, forecasts, business plans or other forward-looking information regarding the Company, its subsidiaries or their respective businesses and operations.

        SECTION 4.14    Limited Guarantee.     Concurrently with the execution of this Agreement, the Sponsor has delivered to the Company the Limited Guarantee. The execution, delivery and performance by the Sponsor of the Limited Guarantee and the consummation by the Sponsor of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action. The Limited Guarantee has been duly executed and delivered by the Sponsor and constitutes the legal, valid and binding obligations of the Sponsor, enforceable against the Sponsor in accordance with its terms, subject to the Bankruptcy and Equity Exception. No event has occurred which, with or without notice, lapse of time or both, would result in a default by the Sponsor under the Limited Guarantee.

ARTICLE V

CONDUCT OF BUSINESS PENDING THE MERGER

        SECTION 5.1    Conduct of Business of the Company Pending the Merger.     From the date of this Agreement until the earlier of the Effective Time and the termination of this Agreement in accordance with Article VIII, except as otherwise contemplated by this Agreement, as set forth in Section 5.1 of the Company Disclosure Schedule, as required by applicable Laws or unless Parent shall otherwise consent in writing (which consent shall not be unreasonably withheld, conditioned or delayed), (a) the business of the Company and its subsidiaries shall be conducted in the ordinary course of business and the Company shall use its commercially reasonable efforts to preserve substantially intact its business organization, and material business relationships with Governmental Entities, customers, suppliers, distributors, creditors, and lessors, and (b) without limiting the foregoing, the Company shall not:

            (i)  amend or otherwise change its Articles of Incorporation or Bylaws, in each case in any material respect;

           (ii)  except with respect to Company subsidiaries, make any acquisition of (whether by merger, consolidation or acquisition of stock or substantially all of the assets), or make any investment in any interest in, any corporation, partnership or other business organization or division thereof, in each case, except for (A) purchases of equipment, inventory and other assets in the ordinary course of business or pursuant to existing Contracts or (B) acquisitions or investments that do not exceed $250,000 in the aggregate;

          (iii)  issue, sell, or dispose of, any shares of capital stock, ownership interests or voting securities, or any options, warrants, convertible securities or other rights of any kind to acquire or receive any shares of capital stock, any other ownership interests or any voting securities (including stock appreciation rights, phantom stock or similar instruments), of the Company or any of its subsidiaries (except for the issuance of Shares upon the exercise, vesting or settlement of Options or Restricted Stock, for any issuance, sale or disposition to the Company or a wholly owned subsidiary of the Company by any subsidiary of the Company or the grant of Options or Restricted Stock or any other award permitted to be granted under any Company Stock Plan or ESPP, on terms and conditions consistent with Section 5.1(b)(iii) of the Company Disclosure Schedule);

          (iv)  reclassify, combine, split, subdivide, redeem, purchase or otherwise acquire any shares of capital stock of the Company (except (a) for the acquisition of Shares tendered by directors or employees in connection with a cashless or net settled exercise of Options or in order to pay the exercise price or Taxes in connection with the exercise, vesting or settlement of Options or Restricted Stock or (b) in connection with a share repurchase program in effect as of the date hereof);

           (v)  other than Permitted Liens, create or incur any Lien in excess of $500,000 of notional debt in the aggregate on any material assets of the Company or its subsidiaries (other than subsidiaries acquired following the date hereof);

          (vi)  make any loans or advances to any Person (other than the Company or any of its subsidiaries or affiliates) other than in the ordinary course of business or not in excess of $500,000 in the aggregate;

         (vii)  sell or otherwise dispose of (whether by merger, consolidation or disposition of stock or assets or otherwise) any corporation, partnership or other business organization or division thereof or otherwise sell, assign, exclusively license, allow to expire, or dispose of any assets, rights or properties other than (A) sales, dispositions or licensing of equipment and/or inventory and other assets in the ordinary course of business or pursuant to existing Contracts or (B) other sales, assignments, exclusive licenses, expirations or dispositions of assets, rights or properties to the Company or of assets, rights or properties with a value of less than $100,000 in the aggregate;

        (viii)  declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock;

          (ix)  commit, make or authorize any capital expenditures, except as set forth in the budget set forth in Section 5.1 of the Company Disclosure Schedule, in excess of $250,000 in the aggregate during any 12-month period, but as to any expenditures individually in excess of $100,000 and not set forth on such budget, only after reasonable consultation with Parent;

          (x)   other than in the ordinary course of business or as required by Law, extend, modify or fail to perform the terms of any Material Contract in any material respect or terminate any Material Contract;

          (xi)  enter into any Contract that would have been a Material Contract had it been entered into prior to the date of this Agreement, other than (i) in the ordinary course of business consistent with past practice or (ii) to renew or replace any Material Contract that has expired or terminated in accordance with its terms;

          (xii) except for borrowings under the Company's and its subsidiaries' Credit Facilities and except for intercompany loans between the Company and any of its wholly owned subsidiaries or between any wholly owned subsidiaries, incur indebtedness in excess of $100,000, or modify in any material respect in a manner adverse to the Company the terms of any such indebtedness, or assume, guarantee or endorse the obligations of any Person (other than a wholly owned subsidiary of the Company), in each case, in excess of $100,000, other than (A) in the ordinary course of business, pursuant to letters of credit or otherwise, (B) in replacement or refinancing of existing indebtedness on financial terms substantially comparable (subject to commercially availability and prevailing debt markets) to, or more favorable than, the terms of the indebtedness being replaced or refinanced, (C) guarantees by the Company or its subsidiaries of indebtedness of its subsidiaries, or (D) any commodity, currency, sale or hedging agreements which can be terminated on ninety (90) days or less notice;

          (xiii)  except as contemplated by Section 6.9 or except to the extent required under any Company Plan or as required by applicable Law, (A) increase the compensation or benefits of any of its directors, officers or employees (except in the ordinary course of business with respect to employees who are not directors or executive officers), (B) grant or increase any severance or termination pay to any of its officers or other employees at the level of director or above not provided for under any Company Plan (except in the ordinary course of business with respect to employees who are not directors or executive officers), (C) enter into any employment, consulting or severance agreement or arrangement with any of its present officers or other employees, except for offers of employment and severance agreements in the ordinary course of business with employees who are not directors or executive officers or in connection with a replacement hiring or promotions in the ordinary course of business, or (D) establish, adopt, enter into or amend in any material respect or terminate any Company Plan, except as would not materially increase the costs to the Company;

          (xiv) make any material change in any accounting principles, except as may be appropriate to conform to statutory or regulatory accounting rules or GAAP or regulatory requirements with respect thereto;

          (xv) other than as required by applicable Law or GAAP (or as required to conform to any changes in statutory or regulatory accounting rules (including GAAP or regulatory requirements with respect thereto)), (A) file any amended Tax Return, (B) make any change to any method of accounting (or accounting principles in connection therewith), (C) make or change any Tax election, (D) surrender any claim for a refund of Taxes, (E) consent to any extension or waiver of the limitation period applicable to any Tax claim or assessment relating to the Company or any of its subsidiaries, (F) enter into any agreement affecting Taxes, (G) seek any Tax ruling from any Tax Authority, or (H) fail to pay any material amount of Tax as it becomes due, in each case in clauses (A) through (H), which would be material to the Company and its subsidiaries, taken as a whole;

          (xvi) other than in the ordinary course of business or as required by applicable Law, enter into or amend in any material respect any material collective bargaining agreement with any labor organization representing any Company Employees;

          (xvii)  settle or compromise any material litigation, other than settlements or compromises of litigation where the amount paid does not exceed $100,000 or, if greater, does not materially exceed the total incurred case reserve amount for such matter maintained by the Company and/or its subsidiaries, and in each case does not otherwise impose material restrictions or liabilities on the Company and its subsidiaries;

          (xviii)  fail to pay insurance premiums, and report claims to its insurance carriers in a timely manner, if they occur, or fail to continue to maintain current coverage or suitable renewals thereof prior to closing, or take any actions (other than bona fide claims) which would make any of the Company's insurance policies void or voidable or that might result in an increase in premium under a policy or prejudice the ability to effect equivalent insurance in the future; or

          (ix)  agree, authorize or commit to do any of the foregoing actions described in Section 5.1(i) through Section 5.1(xviii).

        SECTION 5.2    Conduct of Business of Parent and Merger Sub Pending the Merger.     Each of Parent and Merger Sub agrees that, between the date of this Agreement and the earlier of the Effective Time and the termination of this Agreement in accordance with Article VIII, it shall not, and it shall cause each of its Affiliates not to, directly or indirectly, take any action (including any action with respect to a third-party) that would, or would reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impede the consummation of the Merger or the other transactions contemplated by this Agreement or their respective ability to satisfy their obligations hereunder. Parent shall, immediately following execution of this Agreement, deliver to the Company evidence of its vote or action by written consent approving and adopting this Agreement in accordance with applicable Law and the articles of incorporation and bylaws of Merger Sub.

        SECTION 5.3    No Control of Other Party's Business.     Nothing contained in this Agreement shall give Parent or Merger Sub, directly or indirectly, the right to control or direct the Company's or its subsidiaries' operations prior to the Effective Time, and nothing contained in this Agreement shall give the Company, directly or indirectly, the right to control or direct Parent's or its subsidiaries' operations prior to the Effective Time. Prior to the Effective Time, each of the Company and Parent shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its subsidiaries' respective operations.

ARTICLE VI

ADDITIONAL AGREEMENTS

        SECTION 6.1    Acquisition Proposals.

          (a)   The Company shall not, and shall cause its subsidiaries, directors, officers, and employees not to, and shall direct and use reasonable best efforts to cause their respective consultants, attorneys, accountants, financial advisors, agents, investment bankers or other representatives ("Representatives") of the Company and its subsidiaries not to, directly or indirectly, (i) initiate, solicit or knowingly encourage or otherwise knowingly facilitate any inquiries with respect to, or the making of, any Acquisition Proposal or any offer or proposal that would reasonably be expected to lead to an Acquisition Proposal, (ii) engage, continue or otherwise participate in any negotiations or discussions concerning, or provide access to its properties, books and records or any confidential information or data to, any Person relating to an Acquisition Proposal or any offer or proposal that would reasonably be expected to lead to an Acquisition Proposal, (iii) approve, endorse or recommend, or propose publicly to approve, endorse or recommend, any Acquisition Proposal or (iv) execute or enter into, any letter of intent, merger agreement, acquisition agreement or other similar agreement for any Acquisition Proposal; provided that it is understood and agreed that any determination or action by the Board of Directors of the Company permitted under Section 6.1(b) or Section 6.1(c) shall not be deemed to be a breach or violation of this Section 6.1(a) or, in the case of Section 6.1(b)(i)—(iv), give Parent a right to terminate this Agreement pursuant to Section 8.1(e)(ii). The Company shall, and shall cause its subsidiaries and their respective directors, officers and employees to, and shall use its reasonable best efforts to cause their respective Representatives to, (i) immediately cease and cause to be terminated any solicitations, discussions, negotiations or other activities with any Person (other than the Parties) in connection with an Acquisition Proposal, in each case that exist as of the date hereof, and (ii) promptly request each Person (other than the Parties) that has prior to the date hereof executed a confidentiality agreement in connection with its consideration of acquiring the Company to return or destroy all confidential information furnished to such Person by or on behalf of it or any of its subsidiaries prior to the date hereof. The Company shall promptly (and in any event within twenty-four (24) hours of the Company obtaining knowledge thereof) notify Parent orally and in writing of the receipt of any inquiries, proposals or offers, any requests for information, or any requests for discussions or negotiations with the Company or any of its Representatives, in each case with respect to an Acquisition Proposal or any offer or proposal that would reasonably be expected to lead to an Acquisition Proposal after the date hereof, which notice shall include a summary of the material terms of, but not the identity of the Person making, such Acquisition Proposal, and if applicable, copies of any such written requests, proposals or offers, including proposed agreements, and thereafter shall keep Parent reasonably informed, on a prompt basis (after in any event within twenty-four (24) hours), of any material developments regarding any Acquisition Proposals or any material change to the terms and status of any such Acquisition Proposal or the material aspects of any bid process established by the Company to review such proposals or offers. The Company agrees that neither it nor any of its subsidiaries shall terminate, waive, or amend to similar effect any existing confidentiality, standstill or similar agreement to which it or one of its subsidiaries is a party, except to the extent that prior to, but not after, obtaining the Company Requisite Vote, after consultation with outside legal counsel, the Company Board determines that the failure to take such action would be reasonably likely to be inconsistent with its fiduciary duties under applicable Law.

          (b)   Notwithstanding anything to the contrary in Section 6.1(a) or Section 6.3, nothing contained in this Agreement shall prevent the Company or its Board of Directors from:

            (i)    taking and disclosing to its stockholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) promulgated under the Exchange Act (or any similar communication to stockholders in connection with the making or amendment of a tender offer or exchange offer), making any "stop-look-and-listen" communication to the stockholders of the Company pursuant to Rule 14d-9(f) under the Exchange Act (or any similar communications to the stockholders of the Company) or from making any legally required disclosure to stockholders with regard to the transactions contemplated by this Agreement or an Acquisition Proposal (provided that neither the Company nor its Board of Directors may take any action that would constitute a Change in Recommendation in respect of an Acquisition Proposal unless permitted by Section 6.1(c);

            (ii)   prior to obtaining the Company Requisite Vote, contacting and engaging in discussions with any Person or group and their respective Representatives who has made an Acquisition Proposal that was not solicited in material breach of Section 6.1(a), solely for the purpose of clarifying such Acquisition Proposal and the terms thereof;

            (iii)  prior to, but not after, obtaining the Company Requisite Vote, providing access to its properties, books and records and providing information or data in response to a request therefor by a Person or group who has made an Acquisition Proposal that was not initiated, solicited, encouraged or facilitated in violation of this Agreement if the Board of Directors (A) shall have determined in good faith, after consultation with its legal counsel and financial advisors, that such Acquisition Proposal would reasonably be expected to constitute, result in or lead to a Superior Proposal, and (B) has received from the Person so requesting such information an executed Acceptable Confidentiality Agreement; provided, that any such access, information or data has previously been provided to Parent or is provided to Parent prior to or substantially concurrently with the time such access, information or data is provided to such Person or group;

            (iv)  prior to, but not after, obtaining the Company Requisite Vote, contacting and engaging in any negotiations or discussions with any Person or group and their respective Representatives who has made an Acquisition Proposal that was not initiated, solicited, encouraged or facilitated in violation of this Agreement (which negotiations or discussions need not be solely for clarification purposes) if the Board of Directors shall have determined in good faith, after consultation with its legal counsel and financial advisors, that such Acquisition Proposal would reasonably be expected to constitute, result in or lead to a Superior Proposal;

            (v)   prior to, but not after, obtaining the Company Requisite Vote, making a Change of Recommendation (but only if permitted by Section 6.3); or

            (vi)  taking any actions, engaging in any communications, discussions, or negotiations or entering into any agreement with respect to the Right of First Refusal or the Franchisor Consent in accordance with the terms of the Franchise Agreements.

          (c)   Notwithstanding anything in this Section 6.1 to the contrary, if, at any time prior to, but not after, obtaining the Company Requisite Vote, the Company's Board of Directors determines in good faith, after consultation with its financial advisors and outside legal counsel, in response to an Acquisition Proposal not initiated, solicited, encouraged or facilitated in violation of this Agreement, that such proposal would, if consummated, result in a Superior Proposal, the Company or its Board of Directors may terminate this Agreement pursuant to Section 8.1(d)(iii) to enter into a definitive agreement with respect to such Superior Proposal; provided that the Company pays to Parent any Company Termination Fee required to be paid pursuant to Section 8.2(b)(i); provided, further, that the Company will not be entitled to terminate this Agreement in accordance with Section 8.1(d)(iii) unless (x) the Company delivers to Parent a written notice (a "Company Notice") advising Parent that the Company's Board of Directors proposes to take such action and containing the material terms and conditions of the Superior Proposal that is the basis of the proposed action by the Board of Directors of the Company (but not the identity of the party making such Superior Proposal) and (y) at or after 5:00 p.m., New York City time, on the third (3rd) day immediately following the day on which the Company delivered the Company Notice and copies of any written proposals, offers or proposed agreements (such period from the time the Company Notice is provided until 5:00 p.m. New York City time on the third (3rd) day immediately following the day on which the Company delivered the Company Notice, the "Notice Period"), the Company reaffirms in good faith (after consultation with its outside counsel and financial advisor) that such Acquisition Proposal continues to constitute a Superior Proposal. If requested by Parent, the Company will, and will cause its Representatives to, during the Notice Period, engage in good faith negotiations with Parent and its Representatives to make such adjustments in the terms and conditions of this Agreement so that such Acquisition Proposal would cease to constitute a Superior Proposal. The Company agrees to notify Parent promptly if it determines during such Notice Period not to terminate this Agreement and enter into the definitive agreement referred to in the Company Notice. Any material amendment to the terms of a proposed agreement relating to a Superior Proposal will be deemed to be a new proposal or proposed agreement relating to a Superior Proposal for purposes of this Section 6.1(c), including with respect to the Notice Period.

          (d)   For purposes of this Agreement, the following terms shall have the meanings assigned below:

            (i)    "Acquisition Proposal" means any proposal or offer from any Person or group of Persons (other than Parent, Merger Sub or their respective Affiliates) relating to (A) any merger, consolidation, dissolution, liquidation, recapitalization, reorganization, spin off, share exchange, business combination, purchase, or similar transaction with respect to the Company or any of its subsidiaries or (B) any direct or indirect acquisition or purchase of a business that constitutes 20% or more of the net revenues, net income or assets of the Company and its subsidiaries, taken as a whole, or 20% or more of the total voting power of the equity securities of the Company, any tender offer or exchange offer that if consummated would result in any Person or group of Persons beneficially owning 20% or more of the total voting power of the equity securities of the Company, or any merger, reorganization, consolidation, share exchange, business combination, recapitalization, liquidation, joint venture, partnership, dissolution or similar transaction involving the Company (or any subsidiary or subsidiaries of the Company whose business constitutes 20% or more of the net revenues, net income or assets of the Company and its subsidiaries, taken as a whole); provided, however, that notwithstanding anything to the contrary contained in this Agreement, neither the Right of First Refusal nor any proposal or offer with respect to the Right of First Refusal shall constitute an Acquisition Proposal.

            (ii)   "Superior Proposal" means an Acquisition Proposal involving (A) assets that generate more than 50% of the consolidated total revenues of the Company and its subsidiaries, taken as a whole, (B) assets that constitute more than 50% of the consolidated total assets of the Company and its subsidiaries, taken as a whole, or (C) more than 50% of the total voting power of the equity securities of the Company, in each case, that the Board of Directors of the Company in good faith determines would, if consummated, result in a transaction that is more favorable to the stockholders of the Company than the transactions contemplated hereby after taking into account all financing (including availability thereof) aspects of such Acquisition Proposal, the likelihood and timing of consummation thereof (as compared to the transactions contemplated hereby), and such other factors and matters considered appropriate in good faith by the Board of Directors of the Company, and after taking into account any changes to the terms of this Agreement irrevocably offered in writing by Parent in response to such Superior Proposal pursuant to, and in accordance with, Section 6.1(c).

        SECTION 6.2    Proxy Statement.     Unless the Board of Directors of the Company has made a Change of Recommendation, the Company shall, with the assistance of Parent, prepare and file with the SEC, as promptly as practical after the date of this Agreement (and in any event within twenty (20) Business Days after the date of this Agreement), the Proxy Statement. Parent, Merger Sub and the Company will cooperate and consult with each other in the preparation of the Proxy Statement and any amendments or supplements thereto. Without limiting the generality of the foregoing, each of Parent and Merger Sub will furnish to the Company the information relating to it required by the Exchange Act and the rules and regulations promulgated thereunder to be set forth in the Proxy Statement. Unless the Board of Directors of the Company has made a Change of Recommendation, the Company shall use its reasonable best efforts to resolve all SEC comments with respect to the Proxy Statement as promptly practicable after receipt thereof. Each of Parent, Merger Sub and the Company agree to correct any information provided by it for use in the Proxy Statement which shall have become false or misleading. The Company agrees that the Proxy Statement will, at the time that it is first published, sent or given to the stockholders of the Company and at the time of the stockholders meeting, comply in all material respects with the requirements of the Exchange Act and the regulations and rules promulgated thereunder, and shall, as soon as reasonably practicable, notify Parent and Merger Sub of the receipt of any comments from the SEC with respect to the Proxy Statement and any request by the SEC for any amendment to the Proxy Statement or for additional information. Unless the Board of Directors of the Company has made a Change of Recommendation, the Recommendation shall be included in the Proxy Statement.

        SECTION 6.3    Stockholders Meeting.     Unless the Board of Directors of the Company has made a Change of Recommendation, the Company, acting through its Board of Directors (or a committee thereof), shall promptly following confirmation by the SEC that the SEC has no further comments on the Proxy Statement, take all reasonable action necessary to duly call, give notice of, convene and hold a meeting of its stockholders for the purpose of approving and adopting this Agreement (including any adjournment or postponement thereof, the "Stockholders Meeting") and shall not, without the prior written consent of Parent, postpone, recess or adjourn such meeting; provided that the Company may postpone, recess or adjourn such meeting without the prior written consent of Parent (i) to the extent required by Law or fiduciary duty, (ii) to allow reasonable additional time to solicit additional proxies to the extent the Company reasonably believes necessary in order to obtain the Company Requisite Vote, (iii) if as of the time for which the Stockholders Meeting is originally scheduled (as set forth in the Proxy Statement), the Company has not received proxies representing a sufficient number of Company Shares to obtain the Company Requisite Vote or there are insufficient Shares represented (either in person or by proxy) and voting to constitute a quorum necessary to conduct the business of the Stockholders Meeting or (iv) to allow reasonable additional time for the filing and dissemination of any supplemental or amended disclosure which the Board of Directors of the Company has determined in good faith after consultation with outside counsel is necessary under applicable Law or to prevent the breach of fiduciary duty and for such supplemental or amended disclosure to be disseminated and reviewed by the Company's stockholders prior to the Stockholders Meeting to the extent so determined to be necessary; provided that the Stockholders Meeting shall not be postponed, recessed or adjourned pursuant to this provision to a date that is more than thirty (30) days after the date on which the Stockholders Meeting was originally scheduled without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed). The Company, acting through its Board of Directors (or a committee thereof), shall subject to Section 6.1(c), (a) include in the Proxy Statement the Recommendation and the written opinion of the Financial Advisor, dated as of the date of this Agreement, that, as of such date, the Per Share Merger Consideration is fair, from a financial point of view, to the holders of the Common Stock and (b) use its reasonable best efforts to obtain the Company Requisite Vote, including to actively solicit proxies necessary to obtain the Company Requisite Vote; provided that the Board of Directors of the Company may fail to include the Recommendation in the Proxy Statement or withdraw, modify or change the Recommendation, or formally resolve to effect or publicly announce an intention to effect any of the foregoing (a "Change of Recommendation") and, following such Change of Recommendation, may fail to use its reasonable best efforts if it shall have determined in good faith, after consultation with outside legal counsel to the Company, that the failure of the Board of Directors of the Company to effect a Change of Recommendation would be reasonably likely to be inconsistent with its fiduciary duties under applicable Law. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not be required to hold the Stockholders Meeting if this Agreement is terminated.

        SECTION 6.4    Consents and Regulatory Approvals.

          (a)   During the Interim Period, the Parties will, in order to consummate the transactions contemplated hereby and except to the extent a different standard is specified in another applicable provision of this Agreement, (i) proceed diligently and in good faith and use best efforts, as promptly as practicable, to, in the case of the Company, obtain the Consents and Filings listed in Section 3.5(b) of the Company Disclosure Schedule, and, in the case of Parent, obtain the Consents and Filings listed in Section 4.3(b) of the Parent Disclosure Schedule, and to make all required filings with, and to give all required notices to, the applicable Governmental Entities, and (ii) cooperate in good faith with the applicable Governmental Entities or other Persons and provide promptly such other information and communications to such Governmental Entities or other Persons as such Governmental Entities or other Persons may reasonably request in connection therewith. The Company shall not consent to any voluntary delay of the Closing at the behest of any Governmental Entity without the consent of Parent, which consent shall not be unreasonably withheld, delayed or conditioned.

          (b)   During the Interim Period, the Parties will provide prompt notification to each other when any such approval referred to in Section 6.4(a) is obtained, taken, made, given or denied, as applicable, and will advise each other of any material communications with any Governmental Entity or other Person regarding any of the transactions contemplated by this Agreement, including (i) giving the other Parties prompt notice of the making or commencement of any material, written request, inquiry, investigation, action or legal proceeding by or before any

  Governmental Entity with respect to the Merger or any of the other transactions contemplated by this Agreement; and (ii) keeping the other Parties informed as to the status of any such request, inquiry, investigation, action or legal proceeding. Subject to applicable Laws relating to the exchange of information, and unless prohibited by the reasonable request of any Governmental Entity, Parent and the Company shall have the right to review in advance and, to the extent practicable, each will consult with the other on and consider in good faith the views of the other in connection with, all of the information relating to Parent or the Company, as the case may be, and any of their respective subsidiaries, that appears in any filing made with, or written materials submitted to, any third party and/or any Governmental Entity in connection with the Merger and the other transactions contemplated by this Agreement. In exercising the foregoing rights, each of the Company and Parent shall act reasonably and as promptly as practicable. Notwithstanding the foregoing, commercially and/or competitively sensitive information and materials of a Party may be provided to the other Party on an outside counsel-only basis.

          (c)   Notwithstanding anything in this Agreement and this Section 6.4, Parent and Merger Sub agree that the making of the Filings and obtaining the Consents listed in Section 3.5(b) of the Company Disclosure Schedule and Section 4.3(b) of the Parent Disclosure Schedule and the making of any other required Filings and the obtaining of any other required Consents with or from any Governmental Entity, are the responsibility of Parent and Merger Sub, and that Parent and Merger Sub shall, and shall cause their Affiliates to, take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to make such Filings or obtain such Consents with or from any Governmental Entity as are required in connection with the consummation of the transactions contemplated hereby, including (i) taking such actions and agreeing to such requirements, commitments, restrictions, rate, capitalization or other concessions or conditions to mitigate any concerns as may be requested or required by a Governmental Entity in connection with any Filing or Consent, (ii) proposing, negotiating, committing to and effecting, by consent decree, settlement agreement, hold separate order or otherwise, the sale, divestiture or disposition of businesses, product lines or assets of Parent or its Affiliates (including the Surviving Corporation and its subsidiaries) or any interests therein, (iii) terminating or restructuring existing relationships, contractual or governance rights or obligations of Parent or its Affiliates (including the Surviving Corporation and its subsidiaries), (iv) terminating any venture or other arrangement and (v) otherwise taking or committing to take actions that after the Closing Date would limit Parent's or its Affiliates' (including the Surviving Corporation's and its subsidiaries') freedom of action with respect to, or its ability to retain or control, one or more of the businesses, product lines or assets of Parent and its Affiliates (including the Surviving Corporation and its subsidiaries) or any interests therein, in each case as may be required in order to enable the consummation of the transactions contemplated hereby to occur as soon as reasonably possible (and in any event no later than the End Date) and to otherwise avoid the entry of, or to effect the dissolution of, any preliminary or permanent injunction which would otherwise have the effect of preventing the consummation of the transactions contemplated hereby as soon as reasonably possible (and in any event no later than the End Date). Without limiting the foregoing, from the date hereof through the Closing Date, Parent and Merger Sub agree that except as may be agreed in writing by the Company, Parent and Merger Sub shall not, shall cause their Affiliates not to, and shall not permit any action, which would reasonably be expected to impact the ability of the Parties to secure all required Filings or Consents with or from any Governmental Entity to consummate the transactions hereunder, or take any action with any Governmental Entity relating to the foregoing, or agree, in writing or otherwise, to do any of the foregoing, in each case which would reasonably be expected to delay or prevent the consummation of the transactions contemplated hereby or result in the failure to satisfy any condition to consummation of the transactions contemplated hereby.

          (d)   Subject to the obligations under Section 6.4(a), in the event that any administrative or judicial action or proceeding is instituted (or threatened to be instituted) by a Governmental Entity or private party challenging the Merger or any other transaction contemplated by this Agreement, or any other agreement contemplated hereby, (i) each of Parent, Merger Sub and the Company shall cooperate in all respects with each other and use its respective best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the transactions contemplated by this Agreement, and (ii) Parent and Merger Sub must defend, at their cost and expense, any action or actions, whether judicial or administrative, in connection with the transactions contemplated by this Agreement. Notwithstanding the foregoing, the Company and its subsidiaries shall not be required to agree to any term or take any action in connection with its obligations under this Section 6.4(d) that is not conditioned upon consummation of the Merger.

        SECTION 6.5    Notification of Certain Matters.     The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of (a) any notice or other communication received by such Party from any Governmental Entity in connection with the Merger or the other transactions contemplated hereby or from any Person alleging that the consent of such Person is or may be required in connection with the Merger, if the subject matter of such communication or the failure of such Party to obtain such consent would reasonably be expected to be material to the Company, the Surviving Corporation or Parent and (b) any actions commenced or, to such Party's knowledge, threatened against, relating to or involving or otherwise affecting such Party or any of its subsidiaries which relate to the Merger or the other transactions contemplated hereby; provided that the delivery of any notice pursuant to this Section 6.5 shall not (i) cure any breach of, or non-compliance with, any other provision of this Agreement or (ii) limit the remedies available to the Party receiving such notice. The Parties agree and acknowledge that the Company's, on the one hand, and Parent's on the other hand, compliance or failure of compliance with this Section 6.5 shall not be taken into account for purposes of determining whether the condition referred to in Section 7.2(b) or Section 7.3(b), respectively, shall have been satisfied with respect to performance in all material respects with this Section 6.5.

        SECTION 6.6    Access to Information; Confidentiality.

          (a)   From the date hereof to the Effective Time or the earlier termination of this Agreement pursuant to Article VIII, upon reasonable prior written notice from Parent, the Company shall, and shall use its reasonable best efforts to cause its subsidiaries, officers, directors and employees to, afford the Representatives of Parent reasonable access, consistent with applicable Law, during business hours to its officers, employees, properties, offices, and other facilities and to all books and records, and shall furnish Parent with all financial, operating and other data and information as Parent, through its Representatives, may from time to time reasonably request in writing. Notwithstanding the foregoing, any such investigation or consultation shall be conducted in such a manner as not to interfere unreasonably with the business or operations of the Company or its subsidiaries and shall not include any environmental sampling or invasive environmental testing. Neither the Company nor any of its subsidiaries shall be required to provide access or to disclose information where such access or disclosure would jeopardize any attorney-client privilege of the Company or any of its subsidiaries, or contravene any Law, rule, regulation, order, judgment, decree or binding agreement entered into prior to the date of this Agreement, provided, that the Company shall have used commercially reasonable efforts to make appropriate substitute arrangements under circumstances in which the restrictions of this sentence would apply. All requests for information made pursuant to this Section 6.6(a) shall be directed to the executive officer or other Person designated by the Company.

          (b)   Each of Parent and Merger Sub will comply with terms and conditions of the Non-Disclosure Agreement, dated December 17, 2018, between the Company and Parent (the "Confidentiality Agreement"), and will hold and treat, and will cause their respective officers, employees, auditors and other representatives to hold and treat, in confidence all documents and information concerning the Company and its subsidiaries furnished to Parent or Merger Sub in connection with the transactions contemplated by this Agreement in accordance with the Confidentiality Agreement, which Confidentiality Agreement shall remain in full force and effect in accordance with its terms. Notwithstanding the foregoing, the Confidentiality Agreement shall be deemed amended as of the date hereof (i) to permit Parent and its Affiliates to take any action permitted to be taken hereunder, including any action taken by Parent in connection with an Acquisition Proposal by a Person other than Parent, (ii) such that each of the Representatives and financing sources hereunder shall be deemed a "Representative" under the Confidentiality Agreement and (iii) to permit disclosure of information by financing sources in accordance with any confidentiality provisions substantially consistent therewith entered into with any financing sources in connection with financing. The Company acknowledges and agrees that nothing in this Agreement, or the taking of any action permitted by this Agreement, shall constitute or be deemed a request from Parent that the Company amend, waive, grant any consent under or otherwise not enforce any provision of the Confidentiality Agreement or any reference to any desire or intention to do so.

        SECTION 6.7    Stock Exchange Delisting.     Prior to the Closing Date, the Company shall cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable Laws and rules and policies of NASDAQ to enable the delisting by the Surviving Corporation of the Shares from the NASDAQ Capital Market and the deregistration of the Shares under the Exchange Act as promptly as practicable after the Effective Time; provided, that the Company shall not cause or permit the Shares to be delisted or deregistered prior to the Effective Time.

        SECTION 6.8    Publicity.     The initial press release regarding the Merger shall be a joint press release of the Parties and (except in connection with (a) a Change of Recommendation or an Acquisition Proposal, (b) any dispute between or among the Parties regarding this Agreement or the transactions contemplated hereby or (c) a press release or other public statement that is consistent in all material respects with previous press releases, public disclosures or public statements made by a Party in accordance with this Agreement, including in investor conference calls, SEC Filings, Q&As or other publicly disclosed documents, in each case, to the extent such disclosure is still accurate) thereafter the Company and Parent shall consult with each other prior to issuing any press releases or otherwise making public announcements with respect to the Merger and the other transactions contemplated by this Agreement and prior to making any filings with any third party and/or any Governmental Entity (including any national securities exchange or interdealer quotation service) with respect thereto, except as may be required by Law or by obligations pursuant to any listing agreement with or rules of any national securities exchange or interdealer quotation service or by the request of any Governmental Entity (or, in the case of the Company, by the fiduciary duties of the Board of Directors of the Company as reasonably determined by the Board of Directors of the Company after consultation with legal counsel). Notwithstanding the foregoing, following a Change of Recommendation, neither the Company nor Parent shall require the prior consent of the other Party to issue any press release or otherwise make public announcements with respect to the Merger and the other transactions contemplated by this Agreement, but the Company and Parent shall consult with each other prior to any such issuance or announcement.

        SECTION 6.9    Employee Benefits.

          (a)   For a period of at least one year following the Effective Time, Parent shall provide, or shall cause the Surviving Corporation to provide, to each employee of the Company or its subsidiaries who continues to be employed by the Company or the Surviving Corporation or any subsidiary or Affiliate thereof (each a "Continuing Employee" and collectively, the "Continuing Employees"), (i) a salary or wage that, in each case, is no less favorable than the salary or wage that was provided to such Continuing Employee immediately prior to the Effective Time, and (ii) welfare and other benefits that are no less favorable in the aggregate to the welfare and other benefits provided to such Continuing Employee immediately prior to the Effective.

          (b)   Parent shall honor and assume, or shall cause to be honored and assumed, the terms of all Company Plans, subject to the amendment and termination provisions thereof.

          (c)   Parent shall (i) cause any pre-existing conditions or limitations and eligibility waiting periods under any group health plans of Parent or its Affiliates to be waived with respect to Continuing Employees and their eligible dependents, (ii) give each Continuing Employee credit for the plan year in which the Effective Time occurs towards applicable deductibles and annual out-of-pocket limits for medical expenses incurred prior to the Effective Time for which payment has been made and (iii) to the extent that such service was recognized under a similar Company Plan, give each Continuing Employee service credit for such Continuing Employee's employment with the Company for purposes of eligibility to participate and vesting credit (but excluding benefit accrual under any defined benefit pension plan) under each applicable Parent benefit plan as if such service had been performed with Parent; provided that such recognition of service shall not apply (x) for purposes of any Parent benefit plan under which similarly situated employees of Parent and its subsidiaries do not receive credit for prior service, (y) to the extent it would result in a duplication of benefits or (z) for purposes of any plan or arrangement that is grandfathered or frozen, either with respect to the level of benefits or participation.

          (d)   If Parent determines that an event would trigger obligations under the Worker Adjustment and Retraining Notification Act and the regulations promulgated thereunder or any similar state or local Law (collectively, the "WARN Act") within sixty (60) days following the Effective Time, the Company or the Company's subsidiaries shall, at Parent's reasonable request, distribute WARN Act notices on Parent's behalf to such employees as directed by Parent in a form prepared by Parent in compliance with the WARN Act.

          (e)   Nothing in this Agreement shall confer upon any Continuing Employee any right to continue in the employ or service of Parent, the Surviving Corporation or any Affiliate of Parent, or shall interfere with or restrict in any way the rights of Parent, the Surviving Corporation or any Affiliate of Parent, which rights are hereby expressly reserved, to discharge or terminate the services of any Continuing Employee at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between Parent, the Surviving Corporation, the Company or any Affiliate of Parent and the Continuing Employee or any severance, benefit or other applicable plan, policy or program covering such Continuing Employee. Notwithstanding any provision in this Agreement to the contrary, nothing in this Section 6.9 shall (i) be deemed or construed to be an amendment or other modification of any Company Plan, (ii) prevent Parent, the Surviving Corporation or any Affiliate of Parent from amending or terminating any Company Plans in accordance with their terms or (iii) create any third-party rights in any current or former service provider of the Company or its Affiliates (or any beneficiaries or dependents thereof).

        SECTION 6.10    Directors' and Officers' Indemnification and Insurance.

          (a)   From and after the Effective Time, each of Parent and the Surviving Corporation agrees that it will indemnify and hold harmless each present and former director and officer of the Company or any of its subsidiaries (in each case, when acting in such capacity) (the "Indemnified Parties"), against any costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages, liabilities or awards paid in settlement (collectively, "Costs") actually and reasonably incurred in connection with any actual or threatened claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative and whether formal or informal (each, a "Proceeding"), arising out of, relating to or in connection with matters existing or occurring at or prior to the Effective Time (including the fact that such Person is or was a director or officer of the Company or any of its subsidiaries or any acts or omissions occurring or alleged to occur prior to the Effective Time), whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent that the Company would have been permitted under Nevada Law and its Articles of Incorporation and Bylaws in effect on the date of this Agreement to indemnify such Person (and Parent or the Surviving Corporation shall advance expenses (including reasonable legal fees and expenses) incurred in the defense of any Proceeding, including any expenses incurred in enforcing such Person's rights under this Section 6.10, regardless of whether indemnification with respect to or advancement of such expenses is authorized under the Articles of Incorporation, the Bylaws or the articles of incorporation and bylaws, or equivalent organizational documents, of any subsidiary; provided that the Person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined by a court of competent jurisdiction that such Person is not entitled to indemnification pursuant to this Section 6.10); provided, further, that any determination required to be made with respect to whether an officer's or director's conduct complies with the standards set forth under Nevada Law and the Company's Articles of Incorporation and Bylaws shall be made by independent counsel selected by the Surviving Corporation. In the event of any such Proceeding (x) neither Parent nor Surviving Corporation shall settle, compromise or consent to the entry of any judgment in any Proceeding in which indemnification could be sought by such Indemnified Party hereunder, unless such settlement, compromise or consent includes an unconditional release of such Indemnified Party from all liability arising out of such Proceeding or such Indemnified Party otherwise consents, and (y) the Surviving Corporation shall cooperate in the defense of any such matter. In the event any Proceeding is brought against any Indemnified Party and in which indemnification could be sought by such Indemnified Party under this Section 6.10, (i) the Surviving Corporation shall have the right to control the defense thereof after the Effective Time (it being understood that, by electing to control the defense thereof, the Surviving Corporation will be deemed to have waived any right to object to the Indemnified Party's entitlement to indemnification hereunder with respect thereto), (ii) each Indemnified Party shall be entitled to retain his or her own counsel, whether or not the Surviving Corporation shall elect to control the defense of any such Proceeding, (iii) the Surviving Corporation shall pay all reasonable fees and expenses of any counsel retained by an Indemnified Party promptly after statements therefor are received, whether or not the Surviving Corporation shall elect to control the defense of any such Proceeding, and (iv) no Indemnified Party shall be liable for any settlement effected without his or her prior express written consent.

          (b)   Any Indemnified Party wishing to claim indemnification under Section 6.10(a), upon learning of any such Proceeding, shall promptly notify Parent thereof, but the failure to so notify shall not relieve Parent or the Surviving Corporation of any liability it may have to such Indemnified Party except to the extent such failure materially prejudices the indemnifying Party.

          (c)   The provisions in the Surviving Corporation's articles of incorporation and bylaws with respect to indemnification, advancement of expenses and exculpation of former or present directors and officers shall be no less favorable to such directors and officers than such provisions contained in the Company's Articles of Incorporation and Bylaws in effect as of the date hereof, which provisions shall not be amended, repealed or otherwise modified for a period of six (6) years after the Effective Time in any manner that would adversely affect the rights thereunder of any such individuals.

          (d)   Parent shall maintain, or shall cause the Surviving Corporation to maintain, at no expense to the beneficiaries, in effect for at least six (6) years from the Effective Time the current policies of the directors' and officers' liability insurance and fiduciary liability insurance maintained by the Company (provided that Parent or the Surviving Corporation may substitute therefor policies of at least the same coverage containing terms and conditions which are not less advantageous to any beneficiary thereof) with respect to matters existing or occurring at or prior to the Effective Time and from insurance carriers having at least an "A" rating by A.M. Best with respect to directors' and officers' liability insurance. At the Company's option, the Company may purchase from insurance carriers with comparable credit ratings, prior to the Effective Time, a six-year prepaid "tail policy" providing at least the same coverage and amounts containing terms and conditions that are no less advantageous to the insured than the current policies of directors' and officers' liability insurance and fiduciary liability insurance maintained by the Company and its subsidiaries with respect to claims arising from facts or events that occurred at or before the Effective Time, including the transactions contemplated hereby, and from insurance carriers having at least an "A" rating by A.M. Best with respect to directors' and officers' liability insurance. In the event the Company elects to purchase such a "tail policy", the Surviving Corporation shall (and Parent shall cause the Surviving Corporation to) maintain such "tail policy" in full force and effect and continue to honor their respective obligations thereunder; provided, however, that in no event shall Parent or the Surviving Corporation be required to expend for such policies an annual premium amount in excess of 300% of the annual premiums currently paid by the Company for such insurance; and, provided further that if the annual premiums of such insurance coverage exceed such amount, the Surviving Corporation shall obtain a policy with the greatest coverage available for a cost not exceeding such amount.

          (e)   If Parent or the Surviving Corporation or any of their respective successors or assigns (i) shall consolidate with or merge into any other corporation or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) shall transfer all or substantially all of its properties and assets to any individual, corporation or other entity, then, and in each such case, proper provisions shall be made so that the successors and assigns of Parent or the Surviving Corporation shall assume all of the obligations set forth in this Section 6.10.

          (f)    The provisions of this Section 6.10 shall survive the Merger and are intended to be for the benefit of, and shall be enforceable by, each of the Indemnified Parties and their heirs and representatives.

          (g)   The rights of the Indemnified Parties under this Section 6.10 shall be in addition to any rights such Indemnified Parties may have under the Articles of Incorporation or Bylaws of the Company or the comparable governing instruments of any of its subsidiaries, or under any applicable Contracts or Laws. Nothing in this Agreement is intended to, shall be construed to or shall release, waive or impair any rights to directors' and officers' insurance claims under any policy that is or has been in existence with respect to the Company or its officers, directors and employees, it being understood that the indemnification provided for in this Section 6.10 is not prior to, or in substitution for, any such claims under any such policies.

        SECTION 6.11    Financing Cooperation.

          (a)   The Company shall, and shall cause its subsidiaries and its and their respective Representatives to, use its and their respective commercially reasonable efforts to provide such cooperation as may be reasonably requested by Parent or Merger Sub in connection with the Debt Financing made by Parent or any of its subsidiaries, including, as applicable, by: (i) using reasonable best efforts to, upon reasonable advance notice, cause the Company's senior management to participate in a reasonable number of due diligence meetings, drafting sessions, rating agency presentations, lender meetings, investor road shows and meetings with parties acting as arrangers, bookrunners, underwriters, initial purchasers, placement agents and/or other lenders and investors for the Debt Financing; (ii) providing such customary historical financial and other customary pertinent information with respect to the Company and its subsidiaries (including, without limitation, information required by Regulation S-X and Regulation S-K under the Securities Act) as may be reasonably requested by Parent for use in connection with the Debt Financing and designating, upon request, whether any such information is suitable to be made available to lenders and other investors who do not wish to receive material non-public information with respect to the Company and its subsidiaries; (iii) providing information regarding the Company and its subsidiaries reasonably necessary to assist Parent in preparing pro forma financial statements if Parent determines such pro forma financial statements are legally required or customary in connection with the Debt Financing, it being understood that the Company need only assist in the preparation thereof, but shall not be required to independently prepare any separate pro forma financial statements and shall not be required to change its fiscal year; (iv) providing reasonable assistance to the Parent and its subsidiaries in connection with the preparation by the Parent of offering memoranda, private placement memoranda, prospectuses, prospectus supplements, registration statements, bank confidential information memoranda, lender and investor presentations, road show materials, rating agency presentations and similar documents and materials, in each case, under this subsection (iv), in connection with the Debt Financing and reasonably assisting with the preparation of the definitive documents for the Debt Financing, including by providing information reasonably necessary for the completion of any schedules thereto, in each case to the extent, and solely to the extent, such materials relate to information concerning the Company and its subsidiaries; (v) using commercially reasonable efforts to cause the Company's accountants to cooperate with Parent, including by participating in accounting due diligence sessions upon reasonable advance notice, using reasonable best efforts to obtain the consent of, the Company's accountants (including by providing customary for Parent's use of the financial statements of the Company and its subsidiaries in any marketing or offering materials to be used in connection with the Debt Financing; (vi) cooperating reasonably with any customary due diligence requests by Parent, its Financing Sources and their respective counsel; (vii) reasonably assisting Parent in obtaining corporate, family, credit, facility and securities ratings from rating agencies; (viii) furnishing promptly (and in any event at least three (3) days prior to the Closing date by parties acting as lead arranges, agents or underwriters, as applicable, required by any Governmental Entity in connection with the Debt Financing under applicable "know your customer" and anti-money laundering rules and regulations, including the U.S. Patriot Act; (xi) providing reasonable assistance in the preparations for the pledging of collateral and taking customary ministerial company actions, in each case, effective only upon the Closing; and (x) delivering notices of prepayment within the time periods required by the Company Credit Agreements and using reasonable best efforts to obtain customary payoff letters, lien terminations and instructions of discharge to the extent, and in the manner contemplated by, this Section 6.11 hereof, and give any other necessary notices to allow for the payoff , discharge and termination of all indebtedness required by this Agreement to be repaid and terminated (subject to the provisions of this Section 6.11).

          (b)   Notwithstanding anything to contrary contained in Section 6.11(a), in no event shall the Company or any of its Subsidiaries be required to (1) bear any cost or expense, pay any fee, or incur any other actual or potential liability in connection with the Debt Financing prior to the Effective Time for which it is not reimbursed or is not otherwise indemnified by or on behalf of

  Parent, (2) take any actions to the extent such actions would unreasonably interfere with their respective ongoing business or operations, (3) take any action that would be effective prior to the Closing Date and would reasonably be expected to conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under any of their respective organizational documents or any applicable laws or any other material contracts to which such Person is a party, (4) become an issuer or other obligor with respect to the Debt Financing prior to the Closing Date, (5) pledge any assets or collateral, execute any definitive agreement in respect of the Debt Financing or any closing certificate or other agreement, or incur any liability or indebtedness in connection with the Debt Financing prior to the Closing Date, in each case, that would be effective prior to the Closing Date, or (6) execute or deliver, or take any corporate or other action to adopt or approve, any document, agreement, certificate or instrument with respect to the Debt Financing that will be effective before the Closing Date.

          (c)   If this Agreement is terminated pursuant to Article VIII, Parent shall promptly (and, in any event, within 14 days) following the receipt of a written request from the Company, reimburse the Company for all reasonable and documented out-of-pocket costs and expenses (including reasonable and documented fees of its attorneys and independent accountants) incurred by the Company or any of its Subsidiaries in connection with the cooperation of the Company and its Subsidiaries contemplated by this Section 6.11. Parent shall indemnify, defend and hold harmless the Company, its Subsidiaries and their respective Representatives from and against any and all losses, damages, awards, fines, penalties, expenses, fees, costs and amounts paid in settlement (including reasonable and documented fees and reasonable and documented expenses of counsel) suffered or incurred by them in connection with the cooperation of the Company and its Subsidiaries pursuant to this Section 6.11 except to the extent suffered or incurred as a result of the bad faith, gross negligence or willful misconduct of the Company, its Subsidiaries or any of their respective Representatives.

        SECTION 6.12    Financing Activities.

          (a)   Subject to the other terms and conditions of this Agreement, during the period from the date hereof through the earlier of the Closing or the termination of this Agreement in accordance with its terms, Parent shall use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to arrange and obtain the proceeds of the Financing on the terms and conditions described in the Financing Commitment Letters, including using reasonable best efforts to: (i) maintain in effect the Financing Commitment Letters except as otherwise provided pursuant to clauses (c) and (d) of this Section 6.12 until the transactions contemplated by this Agreement are consummated, (ii) satisfy, or cause to be satisfied, on a timely basis (or obtain the waiver of) all conditions applicable to Parent in the Financing Commitment Letters, (iii) negotiate and enter into definitive agreements with respect to the Financing (the "Financing Agreements") on the terms and conditions contemplated by the Financing Commitment Letters, (iv) pay all commitment fees or other fees required by the Financing Commitment Letters to be paid as they become due, and (v) consummate the Financing at or prior to the time the Closing is required to occur pursuant to Section 1.2.

          (b)   During the period from the date of this Agreement through the earlier of the Closing or the termination of this Agreement in accordance with this terms, Parent shall use reasonable best efforts to provide the Company with reasonably prompt written notice, and in any event within two (2) Business Days of becoming aware, of any of the following, to the extent occurring prior to the Closing: (i) any material breach or default by any party to the Financing Commitment Letters or any Financing Agreement of which Parent becomes aware that would reasonably be expected to materially delay the Closing (if all conditions to Closing set forth herein were otherwise satisfied in accordance with the terms hereof) or prevent the ability of Parent to consummate on the Closing

  Date the transactions contemplated by this Agreement on the terms and subject to the conditions set forth herein; (ii) the receipt by Parent of any written notice or other written communication from any Person with respect to any (x) breach, default, termination or repudiation by any party to a Financing Commitment Letter or (y) dispute or disagreement between or among any parties to any Financing Commitment Letter (other than any customary negotiations with respect to the terms of the Financing), which, in each case, would reasonably be expected to delay the Closing (if all conditions to Closing set forth herein were otherwise satisfied in accordance with the terms hereof) or prevent the ability of Parent to consummate on the Closing Date (if all conditions to Closing set forth herein were otherwise satisfied in accordance with the terms hereof) the transactions contemplated by this Agreement on the terms and subject to the conditions set forth herein; and (iii) of any expiration or termination of any Financing Commitment Letter.

          (c)   Subject to the other terms and conditions of this Agreement, during the period from the date hereof through the earlier of the Closing or the termination of this Agreement in accordance with its terms, if any portion of the Financing becomes unavailable for any reason on the terms and conditions contemplated in the Financing Commitment Letters and such portion of the Financing is required to fund the transactions contemplated by this Agreement on the terms and conditions set forth herein, Parent shall use reasonable best efforts to obtain alternative financing, including from alternative sources, on terms not materially less favorable, taken as a whole, than those set forth in the Financing Commitment Letters, in an amount sufficient to replace any such unavailable portion of the Financing and which do not include any conditions to the consummation of such alternative debt financing that are more onerous than the conditions set forth in the Financing Commitment Letters and would materially delay or prevent the Closing ("Alternative Financing") as promptly as practicable following the occurrence of such event. Thereafter, all references to the Financing shall be deemed to include such Alternative Financing, and all references to the Financing Commitment Letters and Financing Agreements shall include the commitment letter and any applicable documents for the Alternative Financing, as applicable. Promptly following the Company's reasonable request, Parent shall use reasonable best efforts to update the Company regarding the status of its efforts to arrange any Alternative Financing; provided, however, that Parent shall not be required to disclose any information that (A) the disclosure of which would result in the breach of any of Parent's confidentiality obligations set forth in any Contract, or (B) the disclosure of which would be prohibited under applicable Law.

          (d)   Subject to the other terms and conditions of this Agreement, during the period from the date hereof through the earlier of the Closing or the termination of this Agreement in accordance with its terms, Parent shall not permit, without the prior written consent of the Company, any amendment, modification, supplement, replacements or restatement to be made to, or any waiver of any provision or remedy under, any Financing Commitment Letter or, to the extent entered into prior to the Closing and superseding the Financing Commitment Letter, any Financing Agreement that, in each case, would (i) reduce the aggregate amount of net cash proceeds available from the Financing, together with Parent's available cash and cash equivalents, below the amount necessary to finance the transactions to be consummated on the Closing Date, or (ii) impose any new or additional condition, or otherwise amend, modify or expand any condition, to the receipt of any portion of the Financing, in each case, in a manner that would reasonably be expected to delay or prevent consummation of the transactions contemplated hereby to be consummated on the Closing Date (if all conditions to Closing set forth herein were otherwise satisfied in accordance with the terms hereof); provided, that Parent may (without the consent of the Company) replace or amend the Financing Commitment Letters to add lenders, lead arrangers, bookrunners, syndication agents or similar entities that have not executed the Financing Commitment Letters as of the date of this Agreement.

        SECTION 6.13    Treatment of Company Indebtedness.     The Company shall use, or shall cause its applicable subsidiaries to use, reasonable best efforts to arrange for customary payoff letters and instruments of discharge to be delivered at Closing providing for the payoff, discharge and termination on the Closing Date of all then-outstanding indebtedness listed on Section 6.13 of the Company Disclosure Schedule, and shall deliver, or cause its applicable subsidiaries to deliver, prepayment and termination notices in accordance with the terms of such indebtedness to the holders of such indebtedness (provided that such prepayment and termination notices may be conditional on the occurrence of the Closing).

        SECTION 6.14    Transaction Litigation.     In the event that any stockholder litigation related to this Agreement, the Merger or the other transactions contemplated by this Agreement is brought against the Company or any members of its Board of Directors after the date of this Agreement and prior to the Effective Time (the "Transaction Litigation"), the Company shall promptly notify Parent of any such Transaction Litigation and shall keep Parent reasonably informed with respect to the status thereof. The Company shall give Parent the opportunity to participate, at Parent's expense, in the defense of any Transaction Litigation, and the Company shall not settle or agree to settle any Transaction Litigation without Parent's prior written consent (which consent shall not be unreasonably withheld, delayed or conditioned).

        SECTION 6.15    Obligations of Merger Sub.     Parent shall take all action necessary to cause Merger Sub and the Surviving Corporation to perform their respective obligations under this Agreement.

        SECTION 6.16    Rule 16b-3.     Prior to the Effective Time, the Company shall be permitted to take such steps as may be reasonably necessary or advisable hereto to cause any dispositions of Company equity securities (including derivative securities) pursuant to the transactions contemplated by this Agreement by each individual (including any Person who is deemed to be a "director by deputization" under applicable securities Laws) who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.

ARTICLE VII

CONDITIONS OF MERGER

        SECTION 7.1    Conditions to Obligation of Each Party to Effect the Merger.     The respective obligations of each Party to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following conditions:

          (a)    Stockholder Approval.     This Agreement shall have been duly adopted by holders of Shares constituting the Company Requisite Vote;

          (b)    Orders.     No law, statute, rule, regulation, executive order, decree, ruling, injunction or other order (whether temporary, preliminary or permanent) shall have been enacted, entered, promulgated or enforced by any United States or state court or United States Governmental Entity which prohibits, restrains or enjoins the consummation of the Merger, and shall remain in effect (each, a "Legal Restraint"); and

          (c)    Consent.     The Franchisor Consent shall have been duly obtained, made or given and shall be in full force and effect and not subject to appeal.

        SECTION 7.2    Conditions to Obligations of Parent and Merger Sub.     The obligations of Parent and Merger Sub to effect the Merger shall be further subject to the satisfaction (or waiver by Parent) at or prior to the Effective Time of the following conditions:

          (a)    Representations and Warranties.     (i) The representations and warranties of the Company set forth in Section 3.3 (Capitalization) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (ii) the representations and warranties of the Company set forth in Section 3.4 (Authority) and Section 3.20 (Brokers) and in the last sentence of Section 3.1 (Organization and Qualification; Subsidiaries) be true and correct in all but de minimis respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (without giving effect to any "materiality" or similar qualifications contained therein); and (iii) the representations and warranties of the Company set forth in this Agreement (other than those set forth in clauses (i) and (ii)) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), except where the failure of any such representation and warranty of the Company (other than those set forth in clauses (i) and (ii)) to be so true and correct, would not reasonably be expected to have a Material Adverse Effect (without giving effect to any "Material Adverse Effect", "materiality" or similar qualifications contained therein);

          (b)    Performance of Obligations of the Company.     The Company shall have performed in all material respects the obligations, and complied in all material respects with the agreements and covenants, required to be performed by, or complied with by, it under this Agreement at or prior to the Effective Time;

          (c)    Certificate.     Parent shall have received a certificate of an executive officer of the Company, certifying that the conditions set forth in Section 7.2(a) and Section 7.2(b) have been satisfied; and

          (d)    Dissenting Shares.     If, pursuant to the terms of NRS 92A.300 through 92A.500, holders of Shares are entitled to dissenter's rights, Dissenting Shares shall not represent in excess of 15% of the outstanding Shares at the Effective Time.

          (e)    No Material Adverse Effect.     Since the date of this Agreement, there shall not have occurred and be continuing any Material Adverse Effect.

        SECTION 7.3    Conditions to Obligations of the Company.     The obligation of the Company to effect the Merger shall be further subject to the satisfaction (or waiver by the Company) at or prior to the Effective Time of the following conditions:

          (a)    Representations and Warranties.     Each of the representations and warranties of Parent and Merger Sub set forth in this Agreement shall be true and correct, in each case as of the Effective Time as though made on and as of such date (except to the extent that any such representation or warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), except where the failures of any such representations and warranties to be true and correct, in the aggregate, would not reasonably be expected to prevent, materially delay or materially impede the consummation of the transactions contemplated by this Agreement;

          (b)    Performance of Obligations of Parent and Merger Sub.     Each of Parent and Merger Sub shall have performed in all material respects the obligations, and complied in all material respects with the agreements and covenants, required to be performed by or complied with by it under this Agreement at or prior to the Effective Time; and

          (c)    Certificate.     The Company shall have received a certificate of an executive officer of Parent, certifying that the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied.

        SECTION 7.4    Frustration of Closing Conditions.     Neither the Company nor Parent may rely, either as a basis for not consummating the Merger or terminating this Agreement and abandoning the Merger, on the failure of any condition set forth in Section 7.1, Section 7.2 or Section 7.3, as the case may be, to be satisfied if such Party's breach in any material respect of any provision of this Agreement was the primary cause of such failure.

ARTICLE VIII

TERMINATION, AMENDMENT AND WAIVER

        SECTION 8.1    Termination.     This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, notwithstanding the adoption of this Agreement by the stockholders of the Company:

          (a)   by mutual written consent of Parent, Merger Sub and the Company;

          (b)   by Parent or the Company if any court of competent jurisdiction or other Governmental Entity located or having jurisdiction within the United States shall have issued an order, decree or ruling or taken any other final action restraining, enjoining or otherwise prohibiting the Merger and such order, decree, ruling or other action is or shall have become final and nonappealable; provided that the Party seeking to terminate this Agreement pursuant to this Section 8.1(b) (i) did not breach in any material respects any provision of this Agreement, which breach was the primary cause of the issuance of such order, decree, ruling or the taking of any final action and (ii) shall have used such standard of efforts as may be required pursuant to Section 6.4 to prevent, oppose and remove such restraint, injunction or other prohibition;

          (c)   by either Parent or the Company if the Effective Time shall not have occurred on or before 5:00 p.m. Nevada local time on February 28, 2020 (the "End Date"); provided that the right to terminate this Agreement pursuant to this Section 8.1(c) shall not be available to the Party seeking to terminate if any action of such Party (or, in the case of Parent, Merger Sub) or the failure of such Party (or, in the case of Parent, Merger Sub) to perform any of its obligations under this Agreement required to be performed at or prior to the Effective Time has been the primary cause of the failure of the Effective Time to occur on or before the End Date;

          (d)   by written notice from the Company if:

            (i)    there shall have been a breach of any representation, warranty, covenant or agreement on the part of Parent or Merger Sub contained in this Agreement, or any such representation or warranty shall be untrue, such that the conditions set forth in Section 7.3(a) or Section 7.3(b) would not be satisfied and, in either such case, such breach or condition is not curable or, if curable, is not cured prior to the earlier of (A) thirty (30) days after written notice thereof is given by the Company to Parent or (B) two (2) Business Days prior to the End Date; provided that the Company shall not have the right to terminate this Agreement pursuant to this Section 8.1(d)(i) if the Company is then in material breach of any of its covenants or agreements contained in this Agreement;

            (ii)   if (A) all of the conditions set forth in Sections 7.1 and 7.2 have been satisfied or, to the extent permitted by applicable Law, waived in accordance with this Agreement (except for (I) those conditions that by their nature are to be satisfied at the Closing but which conditions would be satisfied or would be capable of being satisfied if the Closing Date were the date of termination and (II) those conditions that have not been satisfied as a result of a breach of or nonperformance or noncompliance with this Agreement by Parent or Merger Sub), (B) the Company has indicated in writing to Parent and Merger Sub that the certificate to be delivered by the Company at Closing pursuant to Section 7.2(c) will be so delivered and that the Company is ready, willing and able to consummate the Closing and (C) Parent and Merger Sub shall have failed to consummate the Closing on the day that is five (5) Business Days following the day Closing is required to occur under Section 1.2; or

            (iii)  prior to, but not after, obtaining the Company Requisite Vote, in accordance with, and subject to the terms and conditions of, Section 6.1(c).

          (e)   by written notice from Parent if:

            (i)    there shall have been a breach of any representation, warranty, covenant or agreement on the part of the Company contained in this Agreement, or any such representation or warranty shall be untrue, such that the conditions set forth in Section 7.2(a) or Section 7.2(b) would not be satisfied and, in either such case, such breach or condition is not curable or, if curable, is not cured prior to the earlier of (A) thirty (30) days after written notice thereof is given by Parent to the Company or (B) two (2) Business Days prior to the End Date; provided that Parent shall not have the right to terminate this Agreement pursuant to this Section 8.1(e)(i) if Parent or Merger Sub is then in material breach of any of its covenants or agreements contained in this Agreement; or

            (ii)   the Board of Directors of the Company (A) shall have made, prior to obtaining the Company Requisite Vote, a Change of Recommendation in a manner adverse to Parent or Merger Sub (it being understood and agreed that, for all purposes of this Agreement (including Section 6.1 and Section 6.3), a communication by the Board of Directors of the Company to the stockholders of the Company in accordance with Rule 14d-9(f) of the Exchange Act, or any similar communication to the stockholders of the Company in connection with the commencement of a tender offer or exchange offer, shall not be deemed to constitute a Change of Recommendation if in such communication the Company indicates that the Board of Directors of the Company has not changed the Recommendation), (B) shall have failed to include the Recommendation in the Proxy Statement distributed to stockholders, (C) shall have recommended or approved, prior to obtaining the Company Requisite Vote, to the stockholders of the Company an Acquisition Proposal other than the Merger, or (D) shall have formally resolved to effect or publicly announced an intention to effect any of the foregoing, prior to obtaining the Company Requisite Vote (it being agreed that the taking of any action by the Company, its Board of Directors or any of its Representatives permitted by Section 6.1(b) (other than clause (v) thereof) shall not give rise to a right to terminate pursuant to this Section 8.1(e)); or

          (f)    by either Parent or the Company if the Company Requisite Vote shall not have been obtained at the Stockholders Meeting duly convened therefor or at any adjournment or postponement thereof, at which a vote on the approval of this Agreement was taken.

          (g)   by either Parent or the Company if the Right of First Refusal is exercised by the Franchisor or the Franchisor does not provide the Franchisor Consent.

        SECTION 8.2    Effect of Termination.

          (a)   In the event of the termination of this Agreement pursuant to Section 8.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of any Party hereto, except as provided in Section 6.6(b), Section 6.8, Section 6.11(c), this Section 8.2, Section 8.3, Article IX and the Limited Guarantee, which shall survive such termination. The Parties acknowledge and agree that nothing in this Section 8.2 shall be deemed to affect their right to specific performance under Section 9.12.

          (b)   In the event that:

            (i)    this Agreement is terminated by the Company pursuant to Section 8.1(d)(iii), or by Parent pursuant to Section 8.1(e)(ii), then the Company shall pay the sum of $4,000,000 (the "Company Termination Fee") to Parent, on or prior to the date of termination in the case of a termination pursuant to Section 8.1(d)(iii) or as promptly as reasonably practicable in the case of a termination pursuant to Section 8.1(e)(ii), (and, in any event, within two (2) Business Days following such termination), payable by wire transfer of immediately available funds.

            (ii)   this Agreement is terminated by either Parent or the Company pursuant to Section 8.1(f) or by Parent pursuant to Section 8.1(e)(i) and (A) at any time after the date of this Agreement and prior to the taking of a vote to approve this Agreement at the Stockholders Meeting or any postponement or adjournment thereof an Acquisition Proposal shall have been made directly to the Company's stockholders, or an Acquisition Proposal shall have otherwise become publicly known, and in each case such Acquisition Proposal shall have not been publicly withdrawn prior to such taking of a vote to approve this Agreement and (B) within twelve (12) months after such termination, the Company shall have entered into a definitive agreement with respect to an Acquisition Proposal (which is subsequently consummated), or shall have consummated an Acquisition Proposal, then, in any such event, the Company shall pay to Parent the Company Termination Fee, such payment to be made within two (2) Business Days from the consummation of such Acquisition Proposal, by wire transfer of immediately available funds. For the purpose of this Section 8.2(b)(ii), all references in the definition of the term Acquisition Proposal to "20% or more" will be deemed to be references to "more than 50%".

          (c)   In the event this Agreement is terminated by the Company pursuant to Section 8.1(d)(i) or Section 8.1(d)(ii), then Parent shall pay to the Company a fee of $4,000,000 (the "Parent Termination Fee") by wire transfer of immediately available funds, such payment to be made within two (2) Business Days of the applicable termination.

          (d)   The Parties hereto acknowledge and hereby agree that in no event shall either the Company be required to pay the Company Termination Fee or Parent be required to pay the Parent Termination Fee, on more than one occasion.

          (e)   Each of the Company, Parent and Merger Sub acknowledges that the agreements contained in this Section 8.2 are an integral part of the transactions contemplated by this Agreement and that, without these agreements, the Parties would not enter into this Agreement. If the Company fails to promptly pay an amount due pursuant to Section 8.2(b), or Parent fails to promptly pay an amount due pursuant to Section 8.2(c), and, in order to obtain such payment, Parent, on the one hand, or the Company, on the other hand, commences a suit that results in a judgment against the Company for the amount set forth in Section 8.2(b), or any portion thereof, or a judgment against Parent for the amount set forth in Section 8.2(c), or any portion thereof, the Company shall pay to Parent, on the one hand, or Parent shall pay to the Company, on the other hand, its costs and expenses (including reasonable attorneys' fees and the fees and expenses of any expert or consultant engaged by the Company) in connection with such suit, together with interest on the amount of such payment from the date such payment was required to be made until the date of payment at the prime rate as published in The Wall Street Journal, Eastern Edition in effect on the date of such payment. Any amount payable pursuant to Section 8.2(b) or Section 8.2(c) shall be paid by the applicable Party by wire transfer of same day funds prior to or on the date such payment is required to be made under Section 8.2(b) or Section 8.2(c).

          (f)    Notwithstanding anything to the contrary in this Agreement, in any circumstance in which this Agreement is terminated and either the Company or Parent is entitled to receive a termination fee pursuant to Section 8.2 (a "Termination Fee"), such Termination Fee shall be the sole and exclusive remedy of such Party and its Affiliates against the other Parties and their respective Affiliates for any loss suffered as a result of any breach of any covenant or agreement in this Agreement (including termination of this Agreement), or in respect of any representation made or alleged to have been made in connection with this Agreement, and the Party paying such Termination Fee and its Affiliates shall have no further liability or obligation relating to or arising out of this Agreement (including termination thereof) or in respect of representations made or alleged to be made in connection herewith, whether in equity or at law, in contract, in tort or otherwise, except in the case of fraud.

        SECTION 8.3    Expenses.     Except as otherwise specifically provided herein, each Party shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby.

ARTICLE IX

GENERAL PROVISIONS

        SECTION 9.1    Non-Survival of Representations, Warranties, Covenants and Agreements.     None of the representations, warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants and agreements, shall survive the Effective Time, except for (a) those covenants and agreements contained herein that by their terms apply or are to be performed in whole or in part after the Effective Time and (b) those contained in this Article IX.

        SECTION 9.2    Modification or Amendment.     Subject to the provisions of applicable Law, at any time prior to the Effective Time, the Parties may modify or amend this Agreement by written agreement, executed and delivered by duly authorized officers of the respective Parties; provided, however, unless otherwise agreed by the Parties, that after the Company Requisite Vote has been obtained there shall be no amendment of this Agreement that would require the further approval of the stockholders of the Company under applicable Law without such approval having first been obtained; provided, further, that notwithstanding anything to the contrary contained herein, this Section 9.2, Section 9.8, Section 9.13 and Section 9.14, shall not be amended, modified, supplemented or waived, and no consent shall be given thereunder, in each case in any manner that is materially adverse to the interests of the financing sources without their prior written consent.

        SECTION 9.3    Waiver.     At any time prior to the Effective Time, any Party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other Parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) subject to the requirements of applicable Law, waive compliance with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the Party or Parties to be bound thereby and specifically referencing this Agreement. The failure of any Party to assert any rights or remedies shall not constitute a waiver of such rights or remedies.

        SECTION 9.4    Notices.     All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile or e-mail or by registered or certified mail (postage prepaid, return receipt requested) to the respective Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

          (a)   if to Parent or Merger Sub:

      Patton Wings Intermediate Holdings, LLC
      c/o ICV Partners, LLC
      1201 West Peachtree Street, Suite 2800
      Atlanta, GA 30309

      Attention: Ira Moreland, Managing Director
      E-Mail: imoreland@icvpartners.com

    with an additional copy (which shall not constitute notice) to:

      DLA Piper LLP (US)
      1900 Pearl Street
      Dallas, TX 75201
      Attention: Joseph B. Alexander, Jr.
      E-mail: joe.alexander@dlapiper.com

          (b)   if to the Company:

      Diversified Restaurant Holdings, Inc.
      5750 New King Drive, Suite 320
      Troy, MI 48098
      Attention: T. Michael Ansley
      E-Mail: mansley@drh-inc.com

    with an additional copy (which shall not constitute notice) to:

      Dykema Gossett PLLC
      39577 Woodward Avenue, Suite 300
      Bloomfield Hills, Michigan 48304
      Attention: D. Richard McDonald
      Facsimile: 855-245-0196
      E-Mail: drmcdonald@dykema.com

        SECTION 9.5    Certain Definitions.     For purposes of this Agreement, the term:

          (a)   "Acceptable Confidentiality Agreement" means a confidentiality agreement on terms substantially similar in the aggregate, as determined by the Company in good faith, to those contained in the Confidentiality Agreement (except for such changes specifically necessary in order for the Company to be able to comply with its obligations under this Agreement), it being understood that such confidentiality agreement need not prohibit the making or amendment of an Acquisition Proposal.

          (b)   "Affiliate" means, with respect to any Person, any other Person directly or indirectly, controlling, controlled by, or under common control with, such Person.

          (c)   "Bank Credit Agreement" means the agreement listed in item 1 of Section 9.5(f) of the Company Disclosure Schedule, and any replacements or refinancings thereof entered into after the date hereof in the ordinary course of business.

          (d)   "Business Day" means any day on which the principal offices of the SEC in Washington, D.C. are open to accept filings or, in the case of determining a date when any payment is due, any day other than a Saturday or Sunday or a day on which banks are required or authorized to close in the United States in New York, New York.

          (e)   "Contract" means any legally binding written or oral agreement, contract, subcontract, lease, understanding, instrument, note, option, warranty, sales order, purchase order, license, sublicense, insurance policy, benefit plan or commitment or undertaking of any nature, excluding any Permit.

          (f)    "control" (including the terms "controlling", "controlled", "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

          (g)   "Credit Facilities" means the agreements listed in Section 9.5(f) of the Company Disclosure Schedule, and any replacements or refinancings thereof entered into after the date hereof in the ordinary course of business.

          (h)   "ERISA Affiliate" means any trade or business, whether or not incorporated, that together with the Company would be deemed to be a single employer for purposes of Section 4001 of ERISA or Sections 414(b), (c), (m), (n) or (o) of the Code;

          (i)    "Exchange Act" means Securities Exchange Act of 1934, as amended.

          (j)    "Franchise Agreements" means the franchise agreements entered into by Company or any of its direct or indirect subsidiaries with the Franchisor.

          (k)   "Franchisor" means Buffalo Wild Wings International, Inc..

          (l)    "Franchisor Consent" means an agreement executed by the Franchisor in a form reasonably acceptable to Parent and the Company (i) consenting to the consummation of the transactions contemplated by and under this Agreement, (ii) waiving the application of restrictive covenants, confidentiality obligations, non-solicitation and non-hire obligations, in, and other similar or related obligations under, the Franchise Agreements as to investors in ICV Partners IV, L.P. and any Persons upstream from ICV Partners IV, L.P., and, as to Michael Ansley, for periods beginning two (2) years after the Closing Date, (iii) waiving all obligations of guaranty under the Franchise Agreements as to ICV Partners IV, L.P. and its Affiliates and any Persons upstream from ICV Partners IV, L.P., other than Parent and its subsidiaries, and as to Michael Ansley, (iv) waiving consent requirements with respect to Parent and its Affiliates acquiring the equity interests of any equity holder thereof which such equity holder is not then active in the management of Parent or its subsidiaries and (v) releasing all obligations under the Franchisor's Area Development Agreement with AMC Wings, Inc. (as successor to MCA Enterprises, Inc.) dated July 18, 2003, as amended.

          (m)  "GAAP" means the generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession in the United States, in each case, as applicable, as of the time of the relevant financial statements referred to herein.

          (n)   "Governmental Entity" means any governmental, quasi-governmental or regulatory (including stock exchange) authority, agency, court, commission or other governmental body, whether foreign or domestic, of any country, nation, republic, federation or similar entity or any state, county, parish or municipality, jurisdiction or other political subdivision thereof.

          (o)   "Intellectual Property" means all intellectual property and proprietary rights, including all (i) patents, methods, processes, inventions, copyrights and copyrighted works, trademarks, service marks, trade names, corporate names, domain names, logos, trade dress and other source indicators and the goodwill of the business symbolized thereby, trade secrets and know-how, and (ii) registrations, applications, provisionals, divisions, continuations, continuations-in-part, re-examinations, re-issues, renewals and foreign counterparts for any of the foregoing.

          (p)   "Interim Period" means the period from the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms.

          (q)   "knowledge" (i) with respect to the Company means the actual knowledge, after reasonable inquiry of such individual's direct reports, of any of the individuals listed in Section 9.5(q) of the Company Disclosure Schedule and (ii) with respect to Parent or Merger Sub means the actual knowledge, after reasonable inquiry of such individual's direct reports, of any of the individuals listed in Section 9.5(q) of the Parent Disclosure Schedule.

          (r)   "Law" means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, ordinance, code, decree, order, judgment, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity and any order or decision of an applicable arbitrator or arbitration panel.

          (s)   "Material Adverse Effect" means any event, development, circumstances, change, effect, condition, or occurrence that, individually or in the aggregate with all other events, developments, circumstances, changes, effects, conditions or occurrences, (A) has or would reasonably be expected to have, a material adverse effect on or with respect to the business, assets, liabilities results of operation or financial condition of the Company and its subsidiaries taken as a whole; provided that no events, developments, changes, effects or occurrences relating to, arising out of or in connection with or resulting from any of the following shall be deemed, either alone or in combination, to constitute or contribute to a Material Adverse Effect: (i) general changes or developments in the economy or the financial, debt, capital, credit, commodities or securities markets in the United States or elsewhere in the world, including as a result of changes in geopolitical conditions, (ii) the negotiation, execution and delivery of this Agreement or the public announcement or pendency of the Merger or other transactions contemplated hereby, including any impact thereof on relationships, contractual or otherwise, with customers, suppliers, regulators, lenders, partners or employees of the Company and its subsidiaries, or the performance of this Agreement and the transactions contemplated hereby, including compliance with the covenants set forth herein, (iii) any action taken or omitted to be taken by the Company at the request of or with the consent of Parent or Merger Sub, (iv) changes or prospective or anticipated changes in any applicable Laws or applicable accounting regulations or principles or interpretation or enforcement thereof, (v) any hurricane, tornado, earthquake, flood, tsunami, natural disaster, act of God or other comparable events or outbreak or escalation of hostilities or war (whether or not declared), military actions or any act of sabotage, terrorism, or national or international political or social conditions, (vi) any change in the market price or trading volume of the Shares or the credit rating of the Company or any of its subsidiaries; (vii) any failure by the Company to meet any published analyst estimates or expectations of the Company's revenue, earnings or other financial performance or results of operations for any period, in and of itself, or any failure by the Company to meet its internal or published projections, budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations, in and of itself, (viii) any litigation or claim threatened or initiated by stockholders, customers or suppliers of the Company or representatives thereof against the Company, any of its subsidiaries, or any of their respective officers or directors, in each case arising out of the execution of this Agreement or the transactions contemplated thereby, or (ix) the matters described on Section 9.5(s) of the Company Disclosure Schedule (it being understood that in the case of clause (vi), the facts, events or circumstances giving rise to or contributing to such change or failure may be deemed to constitute, and may be taken into account in determining whether there has been a Material Adverse Effect); except in the cases of clauses (i) or (v), to the extent that the Company and its subsidiaries, taken as a whole, are materially disproportionately affected thereby as compared with other participants in the industry in which the Company and its subsidiaries operate (in which case solely the incremental materially disproportionate impact or impacts may be taken into account in determining whether there has been a Material Adverse Effect).

          (t)    "Person" means an individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, unincorporated organization, other entity or group (as defined in Section 13(d)(3) of the Exchange Act).

          (u)   "Right of First Refusal" means the right of first refusal of the Franchisor under the terms of the Franchise Agreements.

          (v)   "subsidiary" or "subsidiaries" means, with respect to any Person (a) any corporation, association or other business entity (other than a partnership, joint venture or limited liability company) of which more than 50% of the total voting power of shares of stock or other equity interests of such Person entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time of determination owned or controlled, directly or indirectly, by such Person or one or more of the other subsidiaries of that Person or a combination thereof and (b) any partnership, joint venture or limited liability company of which (i) more than 50% of the capital accounts, distribution rights, total equity and voting interests or general and limited partnership interests, as applicable, are owned or controlled, directly or indirectly, by such Person or one or more of the other subsidiaries of that Person or a combination thereof, whether in the form of membership, general, special or limited partnership interests or otherwise and (ii) such Person or any subsidiary of such Person is a controlling general partner or otherwise controls such entity.

        SECTION 9.6    Severability.     If any term or other provision of this Agreement is found by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

        SECTION 9.7    Entire Agreement; Assignment.     This Agreement (including the Exhibits hereto and the Company Disclosure Schedule and the Parent Disclosure Schedule), the Confidentiality Agreement and the Limited Guarantee constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, among the Parties, or any of them, with respect to the subject matter hereof and thereof. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of each of the other Parties, and any assignment without such consent shall be null and void; provided, however, that Parent and/or Merger Sub may, without the consent of the Company or any other Person, assign any or all of its rights and obligations under this Agreement, (a) to any of its successors or any acquirer of a material portion of the business or assets of Parent or Merger Sub, as applicable, (b) to one or more of such party's Affiliates, or (c) after the Effective Time, for collateral security purposes to any lenders providing financing to Parent, Merger Sub, or any of their respective Affiliates, provided that in each case, no such assignment shall (A) affect the obligations of the Parties hereunder (including Debt Financing sources) to the Financing Commitment Letters or of Sponsor to the Limited Guarantee, or (B) impede or delay the consummation of the Merger or the other transactions contemplated hereby.

        SECTION 9.8    Parties in Interest.     This Agreement shall be binding upon and inure solely to the benefit of each Party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement, other than (a) with respect to the provisions of Section 6.10 which shall inure to the benefit of the Persons or entities benefiting therefrom who are intended to be third-party beneficiaries thereof, (b) at and after the Effective Time, the rights of the holders of Shares to receive the Per Share Merger Consideration in accordance with the terms and conditions of this Agreement, and (c) at and after the Effective Time, the rights of the holders of Options and Restricted Stock to receive the payments contemplated by the applicable provisions of Section 2.2 at the Effective Time in accordance with the terms and conditions of this Agreement. The representations and warranties in this Agreement are the product of negotiations among the Parties hereto and are for the sole benefit of the Parties hereto. Any inaccuracies in such representations and warranties are subject to waiver by the Parties in accordance with Section 9.3 without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the Parties hereto of risks associated with particular matters regardless of the knowledge of any of the Parties hereto. Consequently, Persons other than the Parties hereto may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

        SECTION 9.9    Governing Law.     This Agreement, and any Proceeding in any way arising out of or relating to this Agreement, the negotiation, execution or performance of this Agreement, the transactions contemplated hereby or thereby or the legal relationship of the Parties hereto or thereto (whether at law or in equity, and whether in contract or in tort or otherwise), shall be governed by, and construed in accordance with, the laws of the State of Nevada, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

        SECTION 9.10    Headings.     The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

        SECTION 9.11    Counterparts.     This Agreement may be executed and delivered (including by facsimile transmission, ".pdf," or other electronic transmission) in one or more counterparts, and by the different Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

        SECTION 9.12    Specific Performance.     Except as otherwise expressly provided in this Agreement, the Parties agree that irreparable damage for which monetary damages, even if available, may not be an adequate remedy, would occur in the event that the Parties do not perform the provisions of this Agreement (including failing to take such actions as are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. Except as otherwise expressly provided in this Agreement, the Parties acknowledge and agree that the Parties shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the courts of the State of Nevada located in Clark County, Nevada, without any requirement for the posting of security, this being in addition to any other remedy to which they are entitled at law or in equity.

        SECTION 9.13    Jurisdiction.     Subject to Section 9.14, in any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated hereby: (i) each of the Parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Eighth Judicial District Court of the State of Nevada, in and for the county of Clark, or, if (but only if) such court lacks subject matter jurisdiction, the United States District Court for the District of Nevada, in Clark County, Nevada and any appellate court therefrom (collectively, the "Nevada Courts"); and (ii) each of the Parties irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepaid, to the address at which such Party is to receive notice in accordance with in Section 9.4. Each of the Parties irrevocably and unconditionally (1) agrees not to commence any such action or proceeding except in the Nevada Courts; (2) agrees that any claim in respect of any such action or proceeding may be heard and determined in the Nevada Courts; (3) waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the jurisdiction or laying of venue of any such action or proceeding in the Nevada Courts; and (4) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in the Nevada Courts. The Parties agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law; provided, however, that nothing in the foregoing shall restrict any Party's rights to seek any post-judgment relief regarding, or any appeal from, such final trial court judgment.

        SECTION 9.14    WAIVER OF JURY TRIAL.     EACH OF PARENT, MERGER SUB AND THE COMPANY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF PARENT OR THE COMPANY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF OR THEREOF.

        SECTION 9.15    Transfer Taxes.     All transfer, documentary, sales, use, stamp, registration and other such Taxes and fees (including penalties and interest) incurred in connection with the Merger shall be paid by Parent and Merger Sub when due, and Parent and Merger Sub will indemnify the Company against liability for any such Taxes.

        SECTION 9.16    Interpretation.     When reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The words "hereof," "herein," "hereby" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word "or" shall not be exclusive. References to "dollars" or "$" are to United States of America dollars. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the Party drafting or causing any instrument to be drafted.

[Remainder of Page Intentionally Left Blank]

        IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

COMPANY: Diversified Restaurant Holdings, Inc.
By:	/s/ T. MICHAEL ANSLEY
	Name:	T. Michael Ansley
	Title:	Acting President and Chief Executive Officer
PARENT: Patton Wings Intermediate Holdings, LLC
By:	/s/ IRA MORELAND
	Name:	Ira Moreland
	Title:	President
MERGER SUB: Golden Merger Sub, Inc.
By:	/s/ IRA MORELAND
	Name:	Ira Moreland
	Title:	President

[Signature Page—Merger Agreement]

EXHIBIT A

AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
DIVERSIFIED RESTAURANT HOLDINGS, INC.
(A NEVADA CORPORATION)

        Diversified Restaurant Holdings, Inc., a corporation organized and existing under and by virtue of the Nevada Revised Statues (the "Corporation"), desires to amend and restate its Articles of Incorporation as filed with the Secretary of State of the State of Nevada on September 25, 2006 (the "Articles of Incorporation") as part of the Merger being effected pursuant to the Articles of Merger to which this Exhibit A is attached and forms a part as herein set forth. Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed to such terms in the Articles of Incorporation. The Articles of Incorporation are hereby amended and restated as follows:

* * * * * *

AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
DIVERSIFIED RESTAURANT HOLDINGS, INC.
(A Nevada Corporation)

        FIRST:    Name.     The name of the corporation (herein referred to as the "Corporation") is: Diversified Restaurant Holdings, Inc.

        SECOND:    Registered Office and Agent.     The address of the registered office of the Corporation in the State of Nevada is 112 North Curry Street, Carson City, NV 89703. The name of its registered agent at such address is Corporation Service Company.

        THIRD:    Purpose.     The nature of the business of the Corporation is to engage in any lawful acts or activities for which corporations may be organized under the Nevada Revised Statutes and to possess and exercise all of the powers and privileges granted under such law and the other laws of the State of Nevada.

        FOURTH:    Authorized Capital.     The corporation is authorized to issue only one class of shares which shall be designated "Common Stock," $0.0001 par value per share. The total number of shares which the corporation is authorized to issue is one hundred (100).

        FIFTH.    Board of Directors.

        (A)  The governing board of the corporation shall be styled as a "Board of Directors", and any member of said Board shall be styled as a "Director."

        (B)  The number of members constituting the first Board of Directors of the corporation is two (2); and the name and the post office box or street address, either residence or business, of each of said members are as follows:

Name	Address
Ira Moreland	1201 West Peachtree Street, Suite 2800 Atlanta, GA 30309
Sheldon Howell	1201 West Peachtree Street, Suite 2800 Atlanta, GA 30309

        The number of directors of the corporation may be increased or decreased in the manner provided in the Bylaws of the corporation; provided, that the number of directors shall never be less than one. In the interim between elections of directors by stockholders entitled to vote, all vacancies, including vacancies caused by an increase in the number of directors and including vacancies resulting from the removal of directors by the stockholders entitled to vote which are not filled by said stockholders, may be filled by the remaining directors, though less than a quorum.

        SIXTH.    Limitation on Liability.     The personal liability of the directors of the corporation is hereby eliminated to the fullest extent permitted by the Nevada Revised Statutes, as the same may be amended and supplemented.

        SEVENTH.    Indemnification.     The corporation shall, to the fullest extent permitted by the Nevada Revised Statutes, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said Statues from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said Statues, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

        EIGHTH.    Purchase of Shares.     The Board of Directors of the Corporation may, from time to time, and at its discretion, cause the Corporation to purchase its own shares and such shares may be reissued by the Corporation.

        NINTH.    Amendment.     The corporation reserves the right to amend, alter, change, or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

        TENTH.    Authorization.     The Board of directors is hereby authorized to take any and all actions without shareholder approval, which are allowed by the Nevada Revised Statutes.

*        *        *

        These Amended and Restated Articles of Incorporation shall be effective as of the date accepted for filing by the Secretary of the State of the State of Nevada.

{Signatures on following page}

        IN WITNESS WHEREOF, the Corporation has caused these Amended and Restated Articles of Incorporation to be signed by its [                        ] this            day of                        , 20    .

DIVERSIFIED RESTAURANT HOLDINGS, INC.
By:
Name:
Title:

Confidential	November 6, 2019

Diversified Restaurant Holdings, Inc.
27680 Franklin Road
Southfield, MI 48034
Attn: Board of Directors

Ladies and Gentlemen:

        Diversified Restaurant Holdings, Inc. (the "Company") has engaged Duff & Phelps, LLC ("Duff & Phelps") to serve as an independent financial advisor to the Board of Directors (the "Board of Directors") of the Company (solely in their capacity as such) to provide an opinion (the "Opinion") as of the date hereof as to the fairness, from a financial point of view, to the public stockholders of the Company of the consideration to be received by such stockholders in the contemplated transaction described below (the "Proposed Transaction")(without giving effect to any impact of the Proposed Transaction on any particular stockholder other than in its capacity as a stockholder).

Description of the Proposed Transaction

        It is Duff & Phelps' understanding that the Proposed Transaction involves the acquisition of the Company by an affiliate of ICV Partners, IV L.P. through a merger in which the holders of the common stock of the Company, other than the Cancelled Shares (as defined in the Agreement (as defined herein)) will receive the right to receive cash consideration in an amount of $1.05 per share.

Scope of Analysis

        In connection with this Opinion, Duff & Phelps has made such reviews, analyses and inquiries as it has deemed necessary and appropriate under the circumstances. Duff & Phelps also took into account its assessment of general economic, market and financial conditions, as well as its experience in securities and business valuation, in general, and with respect to similar transactions, in particular. Duff & Phelps' procedures, investigations, and financial analysis with respect to the preparation of its Opinion included, but were not limited to, the items summarized below:

  1.
  Reviewed the following documents:

  a.
  The Company's annual reports and audited financial statements on Form 10-K filed with the Securities and Exchange Commission ("SEC") for the years ended December 31, 2015 through December 31, 2018 and the Company's unaudited interim financial statements for the fiscal quarter ended September 30, 2019 included in the Company's Draft Form 10-Q, which was received by Duff & Phelps on October 31, 2019;

  b.
  Unaudited pro forma financial information for the Company for the years ended December 31, 2015 through December 31, 2018 and the nine months ended September 30, 2019, which the Company's management identified as being the most current financial statements available;

  c.
  Other internal documents relating to the history, current operations, and probable future outlook of the Company, including financial projections, provided to us by management of the Company (the "Management Projections");

    d.
    The Confidential Information Memorandum for Diversified Restaurant Holdings, Inc., dated as of Winter 2018, and The Diversified Restaurant Holdings, Inc. Management Presentation, dated as of February 2019;

    e.
    The Project Golden Process Summary Status Update, dated as of December 31, 2018, and two Project Golden Presentations to the Special Committee of the Board of Directors, dated as of February 13, 2019 and July 10, 2019;

    f.
    A letter dated November 3, 2019 from the management of the Company which made certain representations as to historical financial statements, financial projections and the underlying assumptions; and

    g.
    Documents related to the Proposed Transaction, including a draft, dated as of October 25, 2019, of the Agreement and Plan of Merger (the "Agreement");

  2.
  Discussed the information referred to above and the background and other elements of the Proposed Transaction with the management of the Company;

  3.
  Reviewed the historical trading price and trading volume of the Company's common stock, and the publicly traded securities of certain other companies that Duff & Phelps deemed relevant;

  4.
  Performed certain valuation and comparative analyses using generally accepted valuation and analytical techniques including a discounted cash flow analysis, an analysis of selected public companies that Duff & Phelps deemed relevant, and an analysis of selected transactions that Duff & Phelps deemed relevant; and

  5.
  Conducted such other analyses and considered such other factors as Duff & Phelps deemed appropriate.

Assumptions, Qualifications and Limiting Conditions

        In performing its analyses and rendering this Opinion with respect to the Proposed Transaction, Duff & Phelps, with the Company's consent:

  1.
  Relied upon the accuracy, completeness, and fair presentation of all information, data, advice, opinions and representations obtained from public sources or provided to it from private sources, including Company management, and did not independently verify such information;

  2.
  Relied upon the fact that the Board of Directors and the Company have been advised by counsel as to all legal matters with respect to the Proposed Transaction, including whether all procedures required by law to be taken in connection with the Proposed Transaction have been duly, validly and timely taken and did not independently verify such information;

  3.
  Assumed that any estimates, evaluations, forecasts and projections furnished to Duff & Phelps by or on behalf of the Company's management, including without limitation, projections, forward-looking statements and underlying assumptions, were reasonably prepared and based upon the best currently available information and good faith judgment of the person furnishing the same, and Duff & Phelps expresses no opinion with respect to such projections or the underlying assumptions;

  4.
  Assumed that information supplied and representations made by Company management are substantially accurate and reliable regarding the Company and the Proposed Transaction;

  5.
  Assumed that the representations and warranties made in the Agreement are substantially accurate and reliable;

  6.
  Assumed that the final versions of all documents reviewed by Duff & Phelps in draft form conform in all material respects to the drafts reviewed;

  7.
  Assumed that there has been no material change in the assets, liabilities, financial condition, results of operations, business, or prospects of the Company since the date of the most recent financial statements and other information made available to Duff & Phelps, and that there is no information or facts that would make the information reviewed by Duff & Phelps incomplete or misleading;

  8.
  Assumed that all of the conditions required to implement the Proposed Transaction will be satisfied and that the Proposed Transaction will be completed in accordance with the Agreement without any amendments thereto or any waivers of any terms or conditions thereof; and

  9.
  Assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Proposed Transaction will be obtained without any adverse effect on the Company or the contemplated benefits expected to be derived in the Proposed Transaction.

        To the extent that any of the foregoing assumptions or any of the facts on which this Opinion is based contain errors, inaccuracies or prove to be untrue in any material respect, this Opinion cannot and should not be relied upon. Furthermore, in Duff & Phelps' analysis and in connection with the preparation of this Opinion, Duff & Phelps has made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of any party involved in the Proposed Transaction.

        Duff & Phelps has prepared this Opinion effective as of the date hereof. This Opinion is necessarily based upon market, economic, financial and other conditions as they exist and can be evaluated as of the date hereof, and Duff & Phelps disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting this Opinion which may come or be brought to the attention of Duff & Phelps after the date hereof and is under no obligation to update, revise, reaffirm or withdraw the Opinion or otherwise comment on or consider events occurring after the issuance of the Opinion. We express no opinion as to the prices at which shares of the Company's common stock or other securities would trade following the announcement of the Proposed Transaction.

        Duff & Phelps did not evaluate the Company's solvency or conduct an independent appraisal or physical inspection of any specific assets or liabilities (including any contingent, derivate, off-balance sheet assets or liabilities or otherwise).

        Duff & Phelps is not expressing any opinion as to the market price or value of the Company's common stock (or anything else) after the announcement or the consummation of the Proposed Transaction. This Opinion should not be construed as a valuation opinion, credit rating, solvency opinion, an analysis of the Company's credit worthiness, as tax advice, or as accounting advice. Duff & Phelps is expressing no opinion as to projections, forward-looking statements or underlying assumptions provided in connection herewith. Without limiting the generality of the foregoing, Duff & Phelps further does not express an opinion as to the reasonableness or attainability of any projection, forward-looking statement or underlying assumption provided or prepared by or on behalf of the Company's management. Duff & Phelps has not made, and assumes no responsibility to make, any representation, or render any opinion, as to any legal matter.

        In rendering this Opinion, Duff & Phelps is not expressing any opinion with respect to the amount or nature of any compensation or any other equity arrangements to be given to any of the Company's officers, directors, or employees, or any class of such persons, in any respect, including without limitation, relative to the consideration to be received by the public shareholders of the Company in the Proposed Transaction, or with respect to the fairness of any such compensation or other arrangement. In addition, we express no opinion on, and our Opinion does not in any manner address, the fairness, financial or otherwise, of the Proposed Transaction to, or any consideration received in connection therewith by, the holders of any other securities, creditors or other constituencies of the Company. In addition, our opinion does not address, and we express no view as to any potential liabilities resulting from any pending, threatened or potential litigation or governmental proceedings or investigation.

        This Opinion is furnished solely for the use and benefit of the Board of Directors in connection with its consideration of the Proposed Transaction and is not intended to, and does not, confer any rights or remedies upon any other person, and is not intended to be used, and may not be used, by any other person or for any other purpose, without Duff & Phelps' express consent. This Opinion (i) does not address the merits of the underlying business decision to enter into the Proposed Transaction versus any alternative strategy or transaction; (ii) does not address any transaction related to the Proposed Transaction; (iii) is not a recommendation as to how the Board of Directors or any stockholder should vote or act with respect to any matters relating to the Proposed Transaction, or whether to proceed with the Proposed Transaction or any related transaction, and (iv) does not indicate that the consideration received is the best possibly attainable under any circumstances; instead, it merely states whether the consideration in the Proposed Transaction is within a range suggested by certain financial analyses. The decision as to whether to proceed with the Proposed Transaction or any related transaction may depend on an assessment of factors unrelated to the financial analysis on which this Opinion is based. This letter should not be construed as creating any fiduciary duty on the part of Duff & Phelps to any party.

        This Opinion is solely that of Duff & Phelps, and Duff & Phelps' liability in connection with this letter shall be limited in accordance with the terms set forth in the engagement letter between Duff & Phelps and the Company dated July 16, 2019 (the "Engagement Letter"). This letter, including without limitation the Opinion set forth herein, is confidential, and its use and disclosure is strictly limited in accordance with the terms set forth in the Engagement Letter.

Disclosure of Prior Relationships

        Duff & Phelps has acted as financial advisor to the Board of Directors and will receive a fee for its services. Duff & Phelps' affiliate, Duff & Phelps Securities, LLC, has been engaged as financial advisor to the Board of Directors to provide such financial and market related advice and assistance as appropriate in connection with the Proposed Transaction, and will receive a fee for its services. Pursuant to the terms of the Engagement Letter, a portion of Duff & Phelps' fee is payable upon Duff & Phelps' stating to the Board of Directors that it is prepared to deliver its Opinion. No portion of Duff & Phelps' fee is contingent upon either the conclusion expressed in this Opinion or whether or not the Proposed Transaction is successfully consummated. Other than this engagement, during the two years preceding the date of this Opinion, Duff & Phelps has not had any material relationship with any party to the Proposed Transaction for which compensation has been received or is intended to be received, nor is any such material relationship or related compensation mutually understood to be contemplated.

Conclusion

        Based upon and subject to the foregoing, Duff & Phelps is of the opinion that as of the date hereof the consideration to be received by the public stockholders of the Company, other than with respect to holders of Cancelled Shares, in the Proposed Transaction is fair from a financial point of view to such stockholders (without giving effect to any impact of the Proposed Transaction on any particular stockholder other than in its capacity as a stockholder).

        This Opinion has been approved by the Opinion Review Committee of Duff & Phelps.

Respectfully submitted,
/s/ Duff & Phelps, LLC
Duff & Phelps, LLC

VOTING AGREEMENT

        This VOTING AGREEMENT (this "Agreement") is entered into as of November 6, 2019, by and between Patton Wings Intermediate Holdings, LLC, a Delaware limited liability company ("Parent"), and the undersigned stockholder ("Stockholder") of Diversified Restaurant Holdings, Inc., a Nevada corporation (the "Company"). Terms not otherwise defined herein shall have the respective meanings ascribed to them in the Merger Agreement (as defined below).

RECITALS

          A.    The execution and delivery of this Agreement by Stockholder is a material inducement to the willingness of Parent to enter into that certain Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), by and among Parent, Golden Merger Sub, Inc., a Nevada corporation and wholly owned subsidiary of Parent ("Sub") and the Company, pursuant to which Sub will merge with and into the Company (the "Merger"), and the Company will survive the Merger and become a wholly-owned subsidiary of Parent.

          B.    Stockholder understands and acknowledges that the Company and Parent are entitled to rely on (i) the truth and accuracy of Stockholder's representations contained herein and (ii) Stockholder's performance of the obligations set forth herein.

        NOW, THEREFORE, in consideration of the premises, representations, warranties, covenants and other agreements set forth in the Merger Agreement and herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1.     Restrictions on Shares.

          (a)   Stockholder shall not at any time prior to the Expiration Date, directly or indirectly, (i) transfer (except as may be specifically required by court order or by operation of law), grant an option with respect to, sell, exchange, pledge or otherwise dispose of, or encumber, the Shares (as such term is defined in Section 4) or any New Shares (as such term is defined in Section 1(d)), (ii) enter into a swap or similar transaction that transfers the economic consequences of ownership of the Shares or any New Shares or (iii) make any offer or enter into any agreement providing for any of the foregoing; provided that nothing contained herein will be deemed to restrict the ability of Stockholder to exercise, prior to the Expiration Date, any Options held by Stockholder; provided, further, that Stockholder may transfer Shares and New Shares (A) to any member of Stockholder's immediate family, (B) to a trust for the benefit of Stockholder or any member of Stockholder's immediate family for estate planning purposes, (C) to a charitable entity qualified as a 501(c)(3) organization under the Code or (D) in connection with or for the purpose of personal tax-planning; provided, further, that any such transfer shall be permitted only if, as a precondition to such transfer, the transferee agrees in writing to be bound by all of the terms of this Agreement. As used herein, the term "Expiration Date" shall mean the earlier to occur of (w) the first Business Day following the date on which the Company Requisite Vote shall have been obtained, (x) the date and time of the termination of the Merger Agreement in compliance with its terms, (y) the occurrence of a Change of Recommendation, and (z) the amendment of the Merger Agreement, without the prior written consent of Stockholder, in a manner that imposes any restrictions on the right of the Company's stockholders to receive the Per Share Merger Consideration or reduces the amount or changes the form of the Per Share Merger Consideration.

          (b)   Except pursuant to the terms of this Agreement, Stockholder shall not, directly or indirectly, grant any proxies or powers of attorney with respect to any of the Shares, deposit any of the Shares into a voting trust, or enter into a voting agreement or similar arrangement or commitment with respect to any of the Shares.

          (c)   Stockholder shall not, directly or indirectly, take any action that would make any representation or warranty contained herein untrue or incorrect in any material respect or have the effect of materially impairing the ability of Stockholder to perform its obligations under this Agreement or, in its capacity as a stockholder of the Company, preventing or materially delaying the consummation of any of the transactions contemplated hereby; provided that to the extent Stockholder is a director or officer of the Company, such Stockholder may, in his or her capacity as a director or officer of the Company, take such actions as may be permitted under Section 6.1 and Section 6.3 of the Merger Agreement.

          (d)   Any shares of Company Common Stock or other securities of the Company that Stockholder purchases or with respect to which Stockholder otherwise acquires beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) after the date of this Agreement and prior to the Expiration Date, including pursuant to the exercise of options or warrants to purchase Shares (collectively, the "New Shares") shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

        2.    Agreement to Vote Shares.     Prior to the Expiration Date, at every meeting of the stockholders of the Company called with respect to any of the following, and at every adjournment or postponement thereof, and on every action or approval by written consent or resolution of the stockholders of the Company with respect to any of the following, Stockholder shall vote, to the extent not voted by the person(s) appointed under the Irrevocable Proxy (as defined in Section 3) the Shares and any New Shares in favor of adoption of the Merger Agreement and any matter that would reasonably be expected to facilitate the Merger (including any adjournment of any meeting of the stockholders of the Company in order to solicit additional proxies in favor of the adoption of the Merger Agreement) and against any Acquisition Proposal and any other matter that would reasonably be expected to impede, interfere with, delay, postpone or adversely affect the Merger or any of the transactions contemplated by the Merger Agreement in any material respect. Parent acknowledges that the voting covenant, set forth herein and in the Irrevocable Proxy shall not be effective for any other purpose and Stockholder retains the right to vote in any manner on all other matters in Stockholder's sole discretion.

        3.    Irrevocable Proxy.     Concurrently with the execution and delivery of this Agreement, Stockholder shall deliver to Parent a duly executed proxy in the form attached hereto as Exhibit A (the "Irrevocable Proxy"), which proxy is coupled with an interest, and, until the Expiration Date, shall be irrevocable to the fullest extent permitted by law, with respect to each and every meeting of the stockholders of the Company or action or approval by written resolution or consent of stockholders of the Company with respect to the matters contemplated by Section 2 covering the total number of Shares and New Shares in respect of which Stockholder is entitled to vote at any such meeting or in connection with any such written consent. Upon the execution of this Agreement by Stockholder, (i) Stockholder hereby revokes any and all prior proxies (other than the Irrevocable Proxy) given by Stockholder with respect to the subject matter contemplated by Section 2 and (ii) Stockholder shall not grant any subsequent proxies with respect to such subject matter, or enter into any agreement or understanding with any Person to vote or give instructions with respect to the Shares and any New Shares in any manner inconsistent with the terms of Section 2, until after the Expiration Date.

        4.    Representations, Warranties and Covenants of Stockholder.     Stockholder hereby represents, warrants and covenants to Parent as follows:

          (a)   Stockholder is the beneficial or record owner of, or exercises voting power over, that number of shares of Company Common Stock set forth on the signature page hereto (all such shares owned beneficially or of record by Stockholder, or over which Stockholder exercises voting power, on the date hereof, collectively, the "Shares"). Stockholder does not hold any other outstanding shares of capital stock of the Company. No person not a signatory to this Agreement has a beneficial interest in or a right to acquire or vote any of the Shares (other than, (i) if

  Stockholder is a partnership, the rights and interest of persons and entities that own partnership interests in Stockholder under the partnership agreement governing Stockholder and applicable partnership law or (ii) if Stockholder is a married individual and resides in a State with community property laws, the community property interest of his or her spouse to the extent applicable under such community property law, in which case such spouse has executed a spousal consent hereto if requested by Parent). The Shares are and will be at all times up until the Expiration Date free and clear of any security interests, liens, claims, pledges, options, rights of first refusal, co-sale rights, agreements, limitations on Stockholder's voting rights, charges and other encumbrances of any nature that would materially and adversely affect the ability of Stockholder to perform his, her or its obligations under this Agreement. Stockholder's principal residence or place of business is set forth on the signature page hereto.

          (b)   Stockholder has all requisite power, capacity and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Stockholder and the consummation by Stockholder of the transactions contemplated hereby have been duly authorized by all necessary action, if any, on the part of Stockholder. This Agreement has been duly executed and delivered by Stockholder and, assuming the due authorization, execution and delivery of this Agreement by Parent, constitutes a valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity.

          (c)   The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, conflict with, result in a breach or violation of or default (with or without notice or lapse of time or both) under, or require notice to or the consent of any person under, any agreement, law, rule, regulation, judgment, order or decree by which Stockholder is bound, except for such conflicts, breaches, violations or defaults that would not, individually or in the aggregate, prevent or materially delay Stockholder from performing his, her or its obligations under this Agreement.

        5.    Consent and Waiver.     Stockholder hereby waives any and all rights to contest or object to the execution and delivery of the Merger Agreement, the Company Board of Directors' actions in approving and recommending the Merger, the consummation of the Merger and the other transactions provided for in the Merger Agreement, or to seek damages or other legal or equitable relief in connection therewith (but for the avoidance of doubt this waiver does not extend to any claims relating to any breach of the Merger Agreement). From and after the Effective Time, Stockholder's right to receive cash on the terms and subject to the conditions set forth in the Merger Agreement shall constitute Stockholder's sole and exclusive right against the Company and/or Parent in respect of Stockholder's ownership of the Shares or status as a stockholder of the Company or any agreement or instrument with the Company pertaining to the Shares or Stockholder's status as a stockholder of the Company.

        6.    Confidentiality.     Stockholder (i) shall hold any information regarding this Agreement, the Merger Agreement and the Merger in strict confidence, and shall not divulge any such information to any third person until Parent has publicly disclosed the Merger and this Agreement and (ii) shall not issue or cause the publication of any press release or other public announcement with respect to this Agreement, the Merger, the Merger Agreement or the other transactions contemplated thereby without the prior written consent of Parent, except, in case (i) or (ii), as may be required by law or by any listing agreement with, or the policies of, the NASDAQ Global Select Market in which circumstance Stockholder shall make reasonable efforts to consult with Parent to the extent practicable.

        7.    Miscellaneous.

          (a)    Notices.     All notices and other communications hereunder shall be in writing and shall be deemed given on (i) the date of delivery, if delivered personally, by commercial delivery service or mailed by registered or certified mail (return receipt requested) or (ii) on the date of confirmation of receipt (or the next Business Day, if the date of confirmation of receipt is not a Business Day), if sent via facsimile or e-mail (with confirmation of receipt), to the parties hereto at the following address (or at such other address for a party as shall be specified by like notice):

  (i)
  If to Parent:

    Patton Wings Intermediate Holdings, LLC
    c/o ICV Partners, LLC
    1201 West Peachtree Street, Suite 2800
    Atlanta, GA 30309
    Attention: Ira Moreland, Managing Director
    E-Mail: imoreland@icvpartners.com
    with a copy to (which shall not constitute notice):
    DLA Piper LLP (US)
    1900 Pearl Street
    Dallas, TX 75201
    Attention: Joseph B. Alexander, Jr.
    E-mail: joe.alexander@dlapiper.com

  (ii)
  if to Stockholder, to the address set forth for Stockholder on the signature page hereof.

          (b)    Interpretation.     When a reference is made in this Agreement to Sections or Exhibits, such reference shall be to a Section of or an Exhibit to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The phrases "the date of this Agreement," "the date hereof," and terms of similar import, unless the context otherwise requires, shall be deemed to refer to the date first written above.

          (c)    Specific Performance; Injunctive Relief.     The parties hereto acknowledge that Parent will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth herein or in the Irrevocable Proxy. Therefore, it is agreed that, in addition to any other remedies that may be available to Parent upon any such violation of this Agreement or the Irrevocable Proxy, Parent shall have the right to seek to enforce such covenants and agreements and the Irrevocable Proxy by specific performance, injunctive relief or by any other means available to Parent at law or in equity and Stockholder hereby waives any requirement for the security or posting of any bond in connection with such enforcement.

          (d)    Counterparts.     This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties hereto; it being understood that all parties need not sign the same counterpart.

          (e)    Entire Agreement; Non-assignability; Parties in Interest.     This Agreement and the documents and instruments and other agreements specifically referred to herein or delivered pursuant hereto (including the Irrevocable Proxy) (i) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) are not intended to confer, and shall not be construed as conferring, upon any person other than the parties hereto any rights or remedies hereunder. Except as provided in Section 1(a), neither this Agreement nor any of the rights, interests, or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by Stockholder without the prior written consent of Parent, and any such assignment or delegation that is not consented to shall be null and void. This Agreement, together with any rights, interests or obligations of Parent hereunder, may be assigned or delegated in whole or in part by Parent to any affiliate of Parent to which Parent assigns its rights under the Merger Agreement without the consent of or any action by Stockholder upon notice by Parent to Stockholder as herein provided. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective permitted successors and assigns (including any person to whom any Shares are sold, transferred or assigned).

          (f)    Severability.     In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement shall continue in full force and effect and the application of such provision to other persons or circumstances shall be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto further agree to use their commercially reasonable efforts to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that shall achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

          (g)    Remedies Cumulative.     Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party shall be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy shall not preclude the exercise of any other remedy.

          (h)    Governing Law.     This Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Nevada. Subject to Section 7(k) , in any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated hereby: (i) each of the parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Eighth Judicial District Court of the State of Nevada, in and for the county of Clark, or, if (but only if) such court lacks subject matter jurisdiction, the United States District Court for the District of Nevada, in Clark County, Nevada and any appellate court therefrom (collectively, the "Nevada Courts"); and (ii) each of the Parties irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepaid, to the address at which such Party is to receive notice in accordance with Section 7(a). Each of the parties irrevocably and unconditionally (1) agrees not to commence any such action or proceeding except in the Nevada Courts; (2) agrees that any claim in respect of any such action or proceeding may be heard and determined in the Nevada Courts; (3) waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the jurisdiction or laying of venue of any such action or proceeding in the Nevada Courts; and (4) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in the Nevada Courts. The Parties agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law; provided, however, that nothing in the foregoing shall restrict any party's rights to seek any post-judgment relief regarding, or any appeal from, such final trial court judgment.

          (i)    Rules of Construction.     The parties hereto agree that they have been represented by counsel during the negotiation, preparation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document shall be construed against the party drafting such agreement or document.

          (j)    Additional Documents, Etc.     Stockholder shall execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Parent, to carry out the purpose and intent of this Agreement. Without limiting the generality or effect of the foregoing or any other obligation of Stockholder hereunder, Stockholder hereby authorizes Parent to deliver a copy of this Agreement to the Company and hereby agrees that each of the Company and Parent may rely upon such delivery as conclusively evidencing the consents and waivers of Stockholder referred to in Section 5, in each case for purposes of all agreements and instruments to which such elections, consents and/or waivers are applicable or relevant.

          (k)    WAIVER OF JURY TRIAL.     EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY PARTY HERETO IN NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

          (l)    Fiduciary Duties.     Notwithstanding anything in this Agreement to the contrary, (i) Stockholder makes no agreement or understanding herein in any capacity other than in Stockholder's capacity as a record holder and beneficial owner of the Shares and the New Shares, and not in such Stockholder's capacity as a director, officer or employee of the Company or any of the Subsidiaries or in such Stockholder's capacity as a trustee or fiduciary of any Company Plan and (ii) nothing herein will be construed to limit or affect any action or inaction by Stockholder or any representative of Stockholder, as applicable, serving on the Board of Directors or on the board of directors of any subsidiary or as an officer or fiduciary of the Company or any subsidiary, acting in such person's capacity as a director, officer, employee or fiduciary of the Company or any subsidiary.

          (m)    Term.     This Agreement and all obligations hereunder shall terminate upon the Expiration Date. Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided that (i) nothing set forth in this Section 7(m) shall relieve any party from liability for any intentional breach of this Agreement prior to termination hereof and (ii) the provisions of this Section 7(m) shall survive any termination of this Agreement.

          (n)    No Recourse.     Parent and Stockholder agree that Stockholder will not be liable (in Stockholder's capacity as a stockholder) for claims, losses, damages, liabilities or other obligations resulting from the Company's breach of the Merger Agreement.

[signature page follows]

        IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be executed as of the date first above written.

Patton Wings Intermediate Holdings, LLC
By:
Name:
Title:

[SIGNATURE PAGE TO VOTING AGREEMENT]

STOCKHOLDER:

[ ]
Stockholder Address:

Telephone:

Shares beneficially owned on the date hereof:

                                        shar es of Company Common Stock

[SIGNATURE PAGE TO VOTING AGREEMENT]

EXHIBIT A

IRREVOCABLE PROXY

TO VOTE STOCK OF

DIVERSIFIED RESTAURANT HOLDINGS, INC.

        The undersigned stockholder of Diversified Restaurant Holdings, Inc., a Nevada corporation (the "Company" and such stockholder, "Stockholder"), hereby irrevocably (to the fullest extent permitted by the Nevada Revised Statutes ("Nevada Law") but subject to termination as provided below) appoints Ira Moreland and Sheldon Howell, of Patton Wings Intermediate Holdings, LLC, a Delaware limited liability company ("Parent"), and each of them, or any other designee of Parent, as the sole and exclusive attorneys-in-fact and proxies of Stockholder, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the fullest extent that Stockholder is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned by Stockholder, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the "Shares") in accordance with the terms of this irrevocable proxy (this "Irrevocable Proxy"). The Shares beneficially owned by Stockholder as of the date of this Irrevocable Proxy are listed on the signature page of this Irrevocable Proxy. Upon Stockholder's execution of this Irrevocable Proxy, any and all prior proxies given by Stockholder with respect to any Shares are hereby revoked and Stockholder agrees not to grant any subsequent proxies or enter into any agreement or understanding with any Person (as defined in the Merger Agreement (as defined below)) to vote or give instructions with respect to the Shares and New Shares in any manner inconsistent with the terms of this Irrevocable Proxy until after the Expiration Time (as defined below).

        Until the Expiration Time, this Irrevocable Proxy is irrevocable (to the fullest extent permitted by Nevada Law), is coupled with an interest, is granted pursuant to that certain Voting Agreement dated as of even date herewith by and between Parent and Stockholder, and is granted in consideration of Parent entering into that certain Agreement and Plan of Merger, dated as of November 6, 2019, by and among Parent, Golden Merger Sub, Inc., a Nevada corporation and wholly owned subsidiary of Parent ("Sub") and the Company (the "Merger Agreement"), pursuant to which Sub will merge with and into the Company (the "Merger"), and the Company will survive the Merger and become a wholly-owned subsidiary of Parent. As used herein, the term "Expiration Time" shall mean the earlier to occur of (i) the first Business Day following the date on which the Company Requisite Vote (as defined in the Merger Agreement) shall have been obtained, and (ii) the date and time of the termination of the Merger Agreement in compliance with its terms, and (iii) the occurrence of a Change of Recommendation (as defined in the Merger Agreement).

        The attorneys-in-fact and proxies named above, and each of them, are hereby authorized and empowered by Stockholder, at any time prior to the Expiration Time, to act as Stockholder's attorney-in-fact and proxy to vote the Shares, and to exercise all voting and other rights of Stockholder with respect to the Shares (including the power to execute and deliver written consents pursuant to Nevada Law), at every annual, special or adjourned meeting of the stockholders of the Company and in every written consent in lieu of such meeting as follows: (i) in favor of adoption of the Merger Agreement and any matter that would reasonably be expected to facilitate the Merger (including adjournment of any meeting of Stockholders in order to solicit additional proxies in favor of adoption of the Merger Agreement) and (ii) against any Acquisition Proposal (as defined in the Merger Agreement) and any other matter that would reasonably be expected to impede, interfere with, delay, postpone or adversely affect the Merger.

        The attorneys-in-fact and proxies named or described above may not exercise this Irrevocable Proxy on any other matter except as provided above. Stockholder may vote the Shares on all other matters.

        Stockholder, for himself, herself or itself and all of his, her or its heirs, successors and assigns, hereby releases the attorneys-in-fact and proxies named or otherwise described above and all replacements thereof from any liability arising from any exercise of the proxy granted hereunder.

        All authority herein conferred shall survive Stockholder's death or incapacity and any obligation of Stockholder hereunder shall be binding upon his, her or its heirs, personal representatives, successors and assigns.

[signature page follows]

        This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable. This Irrevocable Proxy may not be amended or otherwise modified without the prior written consent of Parent. This Irrevocable Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Time.

Dated: November 6, 2019

STOCKHOLDER:

[ ]

        Shares beneficially owned on the date hereof:

                                shares of Company Common Stock

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

MMMMMMMMMMMM MMMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 received by 1:00 a.m., EST, on December 19, 2019. Online GIof ntoo welwewct.reonnviicsivoontrienpgo, rts.com/SAUC or delete QR code and control # scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/SAUC Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + ForAgainst Abstain 1. To adopt the Agreement and Plan of Merger, dated as of November 6, 2019, by and among Diversified, Parent and Merger Sub; 2. To approve the adjournment of the annual meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the annual meeting to approve the merger proposal or in the absence of a quorum; 3. To consider and vote upon a proposal to approve, by non-binding advisory vote, the compensation payments that will or may be paid by Diversified to certain named executive officers in connection with the merger contemplated by the merger agreement; 4. To elect a slate of six directors for terms to expire at the 2020 Annual Meeting of Stockholders: For Withhold For Withhold For Withhold 01 - T. Michael Ansley 02 - Roger Lipton 03 - Jay Alan Dusenberry 04 - Philip Friedman 05 - David Ligotti 06 - Joseph M. Nowicki For Against Abstain 1 Year 2 Years 3 Years Abstain 5. To hold an advisory non-binding vote to approve the compensation of our named executive officers disclosed in this proxy statement; 6. To hold an advisory non-binding vote on the frequency of the advisory votes on the compensation of the Company’s named executive officers; 7. To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the current fiscal year; and MMMMMMM Any other business that may properly come before the meeting and any adjournment or postponement thereof. C 1234567890 J N T 3 4 4 5 4 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X 4 0350KE MMMMMMMMM A Proposalls — TThhee BBooaarrdd ooff DDiirreeccttoorrssrreeccoommmmeenndds aa vvotte FORall the nominees lliisted,aFnOdRFOPrRoPporospaolssaXls–1X, 2a,n3d, f5o,r7eavnedry1 XYEYAERARfoSroPnroPprosaols6a.l X. Annual Meeting Proxy Card1234 5678 9012 345

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS The proxy statement and our 2018 Form 10-K for fiscal year ended December 30, 2018, are available at www.envisionreports.com/SAUC q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + 5750 New King Drive, Suite 320 Troy, Michigan 48098-2634 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 19, 2019 T. Michael Ansley and Toni Werner, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Diversified Restaurant Holdings, Inc. to be held on December 19, 2019 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all Nominees and FOR Proposals 1, 2, 3, 5, 7 and 1 YEAR for Proposal 6. The Annual Meeting of Stockholders of Diversified Restaurant Holdings, Inc. (the “Company”) will be held at the Company’s Headquarters, which is located at 5750 New King Drive, Suite 320 Troy, Michigan 48098-2634, on December 19, 2019 at 10:00 a.m., EDT. Details regarding the meeting and the business to be conducted are described in the Notice of Internet Availability of Proxy Materials you received in the mail and in the enclosed proxy statement. We have also made available a copy of our 2018 Form 10-K with the enclosed proxy statement. We encourage you to read our Form 10-K. It includes our audited financial statements and provides information about our business. ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE CAST YOUR VOTE AS PROMPTLY AS POSSIBLE VIA THE INTERNET OR BY TELEPHONE, AS INSTRUCTED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. IF YOU CHOSE TO RECEIVE PAPER COPIES OF YOUR PROXY MATERIALS, INCLUDING THE PROXY CARD, PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED (WHICH HAS PREPAID POSTAGE IF MAILED IN THE UNITED STATES) AS PROMPTLY AS POSSIBLE TO ENSURE YOUR REPRESENTATION AT THE MEETING. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON AT THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME. (Items to be voted appear on reverse side.) Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + Mark box to the right if you plan to attend the Annual Meeting. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below B Non-Voting Items Proxy — DIVERSIFIED RESTAURANT HOLDINGS, INC. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/SAUC

MMMMMMMMMMMM Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + ForAgainst Abstain 1. To adopt the Agreement and Plan of Merger, dated as of November 6, 2019, by and among Diversified, Parent and Merger Sub; 2. To approve the adjournment of the annual meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the annual meeting to approve the merger proposal or in the absence of a quorum; 3. To consider and vote upon a proposal to approve, by non-binding advisory vote, the compensation payments that will or may be paid by Diversified to certain named executive officers in connection with the merger contemplated by the merger agreement; 4. To elect a slate of six directors for terms to expire at the 2020 Annual Meeting of Stockholders: For Withhold For Withhold For Withhold 01 - T. Michael Ansley 02 - Roger Lipton 03 - Jay Alan Dusenberry 04 - Philip Friedman 05 - David Ligotti 06 - Joseph M. Nowicki For Against Abstain 1 Year 2 Years 3 Years Abstain 5. To hold an advisory non-binding vote to approve the compensation of our named executive officers disclosed in this proxy statement; 6. To hold an advisory non-binding vote on the frequency of the advisory votes on the compensation of the Company’s named executive officers; 7. To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the current fiscal year; and Any other business that may properly come before the meeting and any adjournment or postponement thereof. + 1 U P X 4 3 4 4 5 4 0350LE MMMMMMMMM A Proposalls — TThhee BBooaarrdd ooff DDiirreeccttoorrssrreeccoommmmeenndds aa vvotte FORall the nominees lliisted,aFnOdRFOPrRoPporospaolssaXls–1X, 2a,n3d, f5o,r7eavnedry1 XYEYAERARfoSroPnroPprosaols6a.l X. Annual Meeting Proxy Card

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS The proxy statement and our 2018 Form 10-K for fiscal year ended December 30, 2018, are available at www.edocumentview.com/SAUC q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + 5750 New King Drive, Suite 320 Troy, Michigan 48098-2634 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 19, 2019 T. Michael Ansley and Toni Werner, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Diversified Restaurant Holdings, Inc. to be held on December 19, 2019 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all Nominees and FOR Proposals 1, 2, 3, 5, 7 and 1 YEAR for Proposal 6. The Annual Meeting of Stockholders of Diversified Restaurant Holdings, Inc. (the “Company”) will be held at the Company’s Headquarters, which is located at 5750 New King Drive, Suite 320 Troy, Michigan 48098-2634, on December 19, 2019 at 10:00 a.m., EDT. Details regarding the meeting and the business to be conducted are described in the Notice of Internet Availability of Proxy Materials you received in the mail and in the enclosed proxy statement. We have also made available a copy of our 2018 Form 10-K with the enclosed proxy statement. We encourage you to read our Form 10-K. It includes our audited financial statements and provides information about our business. ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE CAST YOUR VOTE AS PROMPTLY AS POSSIBLE VIA THE INTERNET OR BY TELEPHONE, AS INSTRUCTED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. IF YOU CHOSE TO RECEIVE PAPER COPIES OF YOUR PROXY MATERIALS, INCLUDING THE PROXY CARD, PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED (WHICH HAS PREPAID POSTAGE IF MAILED IN THE UNITED STATES) AS PROMPTLY AS POSSIBLE TO ENSURE YOUR REPRESENTATION AT THE MEETING. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON AT THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME. (Items to be voted appear on reverse side.) Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Proxy — DIVERSIFIED RESTAURANT HOLDINGS, INC.